UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Registrant is making a filing for 9 of its series:

Wells Fargo Adjustable Rate Government Fund, Wells Fargo Conservative Income Fund, Wells Fargo Government Securities Fund, Wells Fargo High Yield Bond Fund, Wells Fargo Core Plus Bond Fund, Wells Fargo Short Duration Government Bond Fund, Wells Fargo Short-Term Bond Fund, Wells Fargo Short-Term High Yield Bond Fund, and Wells Fargo Ultra Short-Term Income Fund.

Date of reporting period: August 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

August 31, 2016

Wells Fargo Adjustable Rate Government Fund

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*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/adjustable-rate-government-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of August 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Adjustable Rate Government Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

The period was marked by low interest rates and accommodative central-bank policies, although the U.S. Federal Reserve (Fed) took a first step in raising its target rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Adjustable Rate Government Fund for the 12-month period that ended August 31, 2016. The period was marked by low interest rates and accommodative central-bank policies, although the U.S. Federal Reserve (Fed) took a first step in raising its target rate. Ten-year Treasury yields declined, ending August 2016 with a yield of 1.58%. Two-year Treasury note yields ended the period close to where they began, at 0.80%, after having spiked at calendar year-end 2015 when the federal funds rate was raised.

Major central banks continued to provide stimulus, helping support global economies and keep interest rates low.

The Fed continued an easy monetary policy in order to support the economy and the financial system. However, it raised the federal funds target rate in December 2015 because it believed the U.S. economy was strong enough to begin normalizing monetary policy. During the subsequent first eight months of 2016, the Fed kept the federal funds rate steady. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. The ECB cut all three of its short-term rates during the reporting period, increased its asset-purchase program from 60 billion euros per month to 80 billion, expanded the list of eligible securities to include investment-grade nonbank debt, and created a fund-to-lend program where banks could be paid to lend money. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

The U.S. economy proved resilient; non-U.S. economies generally were weaker.

The divergence between U.S. and non-U.S. economic growth continued, with persistent weakness in European and Japanese inflation, risks of a hard landing in China, and the recalibration of energy and commodity prices weighing on the markets. In the U.S., economic growth advanced and inflation, as measured by the Consumer Price Index excluding food and energy, rose 2.2% over the past 12 months. Meanwhile, oil prices fell dramatically (reaching a secular low of $26 per barrel in February) before increasing to $45 per barrel by the end of the reporting period. In addition, the U.K. vote on June 23, 2016, to exit the European Union exacerbated uncertainty about economic growth, financial markets, and political responses to a number of policy issues. Periods of greater volatility aided perceived safe-haven investments, such as U.S. Treasuries. As uncertainty about these issues waned, riskier assets tended to outperform.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk-averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity.

Letter to shareholders (unaudited)	Wells Fargo Adjustable Rate Government Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Adjustable Rate Government Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®

Michal Stanczyk

Average annual total returns (%) as of August 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESAAX)	6-30-2000	(2.23)	0.19	1.64	(0.19)	0.60	1.85	0.79	0.74
Class B (ESABX)*	6-30-2000	(2.43)	0.00	1.54	(0.94)	0.00	1.54	1.54	1.49
Class C (ESACX)	6-30-2000	(1.94)	(0.15)	1.09	(0.94)	(0.15)	1.09	1.54	1.49
Administrator Class (ESADX)	7-30-2010	–	–	–	(0.05)	0.74	1.99	0.73	0.60
Institutional Class (EKIZX)	10-1-1991	–	–	–	0.09	0.88	2.12	0.46	0.46
Bloomberg Barclays 6-Month Treasury Bill Index[4]	–	–	–	–	0.60	0.25	1.33	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class B shares, the maximum contingent deferred sales charge is 1.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Adjustable Rate Government Fund	5

Growth of $10,000 investment as of August 31, 2016[5]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Adjustable Rate Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through December 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Bloomberg Barclays 6-Month Treasury Bill Index (formerly known as Barclays 6-Month Treasury Bill Index) tracks the performance and attributes of recently issued 6-month U.S. Treasury bills. The index follows Bloomberg Barclays’ monthly rebalancing conventions. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Bloomberg Barclays 6-Month Treasury Bill Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Adjustable Rate Government Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Bloomberg Barclays 6-Month Treasury Bill Index, for the 12-month period that ended August 31, 2016.

■	The significant flattening of the yield curve over the reported period caused market expectations for adjustable-rate mortgage (ARM) prepayments to increase, which resulted in widening spreads. This resulted in negative price performance, which detracted from performance.

■	The Fund’s focus on seasoned ARMs that have already had rate-adjustment resets helped performance because these securities generally exhibited slower, more stable prepayments compared with ARMs with rate-adjustment resets still pending.

■	The Fund’s duration during the period remained roughly unchanged at 0.7 years.

Ten largest holdings (%) as of August 31, 2016[6]
FNMA Series 2003-W18 Class 2A, 3.64%, 6-25-2043	1.24
FHLMC Series T-67 Class 1A1C, 3.05%, 3-25-2036	0.97
FNMA Series 2002-66 Class A3, 3.38%, 4-25-2042	0.97
FHLMC, 2.52%, 7-1-2034	0.93
FNMA, 2.73%, 2-1-2036	0.81
FNMA Series 2004-W15 Class 3A, 2.94%, 6-25-2044	0.80
FNMA Series 2006-W1 Class 3A, 2.46%, 10-25-2045	0.79
FHLMC, 2.82%, 9-1-2030	0.78
FNMA, 2.67%, 1-1-2037	0.74
FNMA, 2.32%, 10-1-2035	0.74

The economic climate remained benign.

After decelerating for several quarters due to weak global growth and volatile commodity prices, the U.S. economy recovered somewhat during the second quarter of this year, with currently available data suggesting that gross domestic product excluding inventory effects grew at an annualized rate of around 2%. Healthy consumer activity continued to offset relatively weak business investment over the period, while trade and inventories remain swing factors. The labor market tightened modestly over the past 12 months, with the unemployment rate falling from 5.1% to 4.9%. Nonfarm payrolls averaged a little over 200,000 per month, while the labor force participation rate improved slightly from 62.6% to 62.8%.

Both the headline Consumer Price Index (CPI) and the CPI excluding food and energy showed annual inflation increasing over the period, with the former measure increasing from 0.2% to 0.8% and the latter increasing from 1.8% to 2.2%. The core Personal Consumption Expenditure Price Index, the U.S. Federal Reserve’s preferred measure of inflation, rose 1.6% over the past 12 months, which is a bit below the stated 2% target.

In December of last year, the Federal Open Market Committee (FOMC) took its first step toward policy normalization by increasing the federal funds target by 25 basis points (100 basis points equals 1.00%) to a new range of 0.25% to 0.50%, citing ongoing job gains and declining unemployment as justification. The monetary authorities reiterated their commitment to a gradual, data-dependent approach to normalization. Subsequent FOMC meetings indicated an even more gradual timeline, with concern expressed over sluggish business investment and global economic and financial developments.

Portfolio allocation as of August 31, 2016[7]

The Fund was predominantly invested in adjustable-rate residential mortgage securities.

The Fund remains defensively positioned with a significant out-of-benchmark allocation to ARMs and floating-rate collateralized mortgage obligations (CMOs) that have frequent rate resets and are predominately indexed to the 1-Year Treasury Constant Maturity Rate. Performance during the period lagged the benchmark due to the Fund’s heavy allocation to post-reset ARMs, which underperformed U.S. Treasuries. Spreads in the sector came under pressure as the flattening yield curve caused investors to increase prepayment-speed expectations in anticipation of increased ARM to fixed-

rate refinancing. The Fund’s duration remained within a narrow band of 0.6 to 0.7 years during the reporting period. We continue to find value in seasoned ARMs that have already had their rates reset with favorable prepayment characteristics. We also increased the Fund’s positioning in Ginnie Mae floating-rate CMOs collateralized by reverse mortgages.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Adjustable Rate Government Fund	7

We expect a gradual rise in short-term interest rates.

The relatively benign economic conditions described above may result in an eventual further increase in short-term interest rates. We believe the FOMC is likely to raise its target rate by 0.25% to 0.50% over the next 12 months, a result which is largely reflected in the term structure of interest rates. Should market rates diverge from the policy path we think most likely, we will be prepared to modify our duration and yield-curve posture in response to the opportunities presented.

Please see footnotes on page 5.

8	Wells Fargo Adjustable Rate Government Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2016 to August 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$995.22	$3.71	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.76	0.74%
Class B
Actual	$1,000.00	$991.50	$7.46	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56	1.49%
Class C
Actual	$1,000.00	$991.51	$7.46	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56	1.49%
Administrator Class
Actual	$1,000.00	$995.91	$3.01	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$3.05	0.60%
Institutional Class
Actual	$1,000.00	$996.65	$2.29	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.85	$2.32	0.46%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—August 31, 2016	Wells Fargo Adjustable Rate Government Fund	9

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 94.58%
FHLMC	0.56-8.50%	11-1-2016 to 5-25-2043	$250,704,308	$263,043,416	25.43%
FHLMC ±	2.52	7-1-2034	9,195,654	9,611,850	0.93
FHLMC ±	2.61	4-1-2037	4,654,763	4,914,880	0.48
FHLMC ±	2.66	2-1-2035	4,705,276	4,970,284	0.48
FHLMC ±	2.69	9-1-2035	5,617,797	5,942,071	0.58
FHLMC ±	2.73	4-1-2035	4,308,594	4,555,040	0.44
FHLMC ±	2.74	12-1-2034	4,184,900	4,429,430	0.43
FHLMC ±	2.75	6-1-2037	6,208,417	6,521,436	0.63
FHLMC ±	2.76	1-1-2038	6,022,231	6,367,097	0.62
FHLMC ±	2.81	4-1-2038	5,873,649	6,209,390	0.60
FHLMC ±	2.82	9-1-2030	7,576,113	8,014,812	0.78
FHLMC ±	3.04	8-1-2030	4,603,568	4,885,298	0.47
FHLMC Series T-62 Class 1A1 ±	1.64	10-25-2044	5,002,763	5,101,513	0.49
FHLMC Series T-63 Class 1A1 ±	1.67	2-25-2045	4,490,829	4,589,506	0.44
FHLMC Series T-67 Class 1A1C ±	3.05	3-25-2036	9,503,981	10,055,302	0.97
FHLMC Series T-67 Class 2A1C ±	3.04	3-25-2036	5,840,287	6,116,100	0.59
FNMA	0.76-11.00	12-1-2016 to 12-1-2046	382,326,257	403,076,742	38.97
FNMA ±	2.32	10-1-2035	7,311,425	7,612,719	0.74
FNMA ±	2.35	12-1-2035	5,068,658	5,270,394	0.51
FNMA ±	2.58	9-1-2032	5,999,667	6,323,964	0.61
FNMA ±	2.58	7-1-2038	5,572,000	5,889,505	0.57
FNMA ±	2.62	5-1-2038	4,269,547	4,506,349	0.44
FNMA ±	2.62	9-1-2035	6,289,477	6,647,512	0.64
FNMA ±	2.63	2-1-2036	4,311,546	4,535,784	0.44
FNMA ±	2.65	9-1-2034	3,954,938	4,183,401	0.40
FNMA ±	2.65	8-1-2037	3,955,793	4,178,008	0.40
FNMA ±	2.67	12-1-2040	4,548,892	4,802,307	0.46
FNMA ±	2.67	5-1-2036	4,234,767	4,474,709	0.43
FNMA ±	2.67	1-1-2037	7,222,808	7,625,298	0.74
FNMA ±	2.68	8-1-2036	4,054,586	4,292,255	0.42
FNMA ±	2.68	9-1-2039	4,978,210	5,255,876	0.51
FNMA ±	2.68	3-1-2035	4,202,617	4,443,280	0.43
FNMA ±	2.68	7-1-2036	4,238,768	4,470,257	0.43
FNMA ±	2.68	7-1-2039	4,513,490	4,810,488	0.47
FNMA ±	2.68	12-1-2035	5,493,229	5,826,701	0.56
FNMA ±	2.69	1-1-2035	4,945,897	5,224,223	0.51
FNMA ±	2.69	1-1-2038	5,478,201	5,790,134	0.56
FNMA ±	2.73	2-1-2036	7,949,023	8,422,267	0.81
FNMA ±	2.74	12-1-2035	4,393,756	4,642,320	0.45
FNMA ±	2.75	5-1-2033	4,523,140	4,829,710	0.47
FNMA ±	2.76	2-1-2038	5,056,413	5,333,638	0.52
FNMA ±	2.80	12-1-2040	5,092,206	5,382,213	0.52
FNMA ±	2.87	3-1-2037	4,230,210	4,457,930	0.43
FNMA ±	2.91	4-1-2036	4,587,137	4,899,612	0.47
FNMA Series 2001-T10 Class A2	7.50	12-25-2041	3,490,484	4,283,671	0.41
FNMA Series 2001-T12 Class A4 ±	3.74	8-25-2041	6,376,807	6,580,764	0.64

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Adjustable Rate Government Fund	Summary portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities (continued)
FNMA Series 2002-66 Class A3 ±	3.38%	4-25-2042	$9,529,910	$10,016,817	0.97%
FNMA Series 2003-W18 Class 2A ±	3.64	6-25-2043	11,980,131	12,770,729	1.24
FNMA Series 2004-W12 Class 2A ±	3.64	6-25-2044	6,019,763	6,354,757	0.61
FNMA Series 2004-W15 Class 3A ±	2.94	6-25-2044	7,951,851	8,290,329	0.80
FNMA Series 2006-W1 Class 3A ±	2.46	10-25-2045	7,809,755	8,157,953	0.79
GNMA	0.96-9.00	11-15-2016 to 6-20-2063	10,908,210	11,152,143	1.09
GNMA ±	2.35	8-20-2062	6,601,343	6,913,470	0.67
Other securities				902,033	0.09

Total Agency Securities (Cost $966,128,350)				977,957,687	94.58

	Yield		Shares
Short-Term Investments: 4.80%

Investment Companies: 4.80%
Wells Fargo Government Money Market Select Class (l)(u)	0.32		49,603,586	49,603,586	4.80

Total Short-Term Investments (Cost $49,603,586)				49,603,586	4.80

Total investments in securities (Cost $1,015,731,936) *				1,027,561,273	99.38
Other assets and liabilities, net				6,366,753	0.62

Total net assets				$1,033,928,026	100.00%

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,016,379,637 and unrealized gains (losses) consists of:

Gross unrealized gains	$13,876,358
Gross unrealized losses	(2,694,722)

Net unrealized gains	$11,181,636

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2016	Wells Fargo Adjustable Rate Government Fund	11

Assets
Investments
In unaffiliated securities, at value (cost $966,128,350)	$977,957,687
In affiliated securities, at value (cost $49,603,586)	49,603,586

Total investments, at value (cost $1,015,731,936)	1,027,561,273
Cash	21,001
Principal paydown receivable	5,606,294
Receivable for Fund shares sold	56,693
Receivable for interest	2,761,256
Prepaid expenses and other assets	103,175

Total assets	1,036,109,692

Liabilities
Dividends payable	256,454
Payable for Fund shares redeemed	1,229,671
Management fee payable	288,885
Distribution fees payable	62,807
Administration fees payable	90,014
Accrued expenses and other liabilities	253,835

Total liabilities	2,181,666

Total net assets	$1,033,928,026

NET ASSETS CONSIST OF
Paid-in capital	$1,049,345,888
Overdistributed net investment income	(357,472)
Accumulated net realized losses on investments	(26,889,727)
Net unrealized gains on investments	11,829,337

Total net assets	$1,033,928,026

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$172,131,159
Shares outstanding – Class A1	19,101,751
Net asset value per share – Class A	$9.01
Maximum offering price per share – Class A2	$9.19
Net assets – Class B	$70,149
Shares outstanding – Class B1	7,782
Net asset value per share – Class B	$9.01
Net assets – Class C	$97,452,063
Shares outstanding – Class C1	10,814,183
Net asset value per share – Class C	$9.01
Net assets – Administrator Class	$61,657,546
Shares outstanding – Administrator Class[1]	6,842,400
Net asset value per share – Administrator Class	$9.01
Net assets – Institutional Class	$702,617,109
Shares outstanding – Institutional Class[1]	77,962,304
Net asset value per share – Institutional Class	$9.01

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Adjustable Rate Government Fund	Statement of operations—year ended August 31, 2016

Investment income
Interest	$15,591,035
Income from affiliated securities	72,646

Total investment income	15,663,681

Expenses
Management fee	4,173,595
Administration fees
Class A	309,158
Class B	347
Class C	175,221
Administrator Class	66,487
Institutional Class	670,256
Shareholder servicing fees
Class A	483,059
Class B	542
Class C	273,783
Administrator Class	165,964
Distribution fees
Class B	1,627
Class C	821,348
Custody and accounting fees	93,493
Professional fees	66,440
Registration fees	98,556
Shareholder report expenses	31,509
Trustees’ fees and expenses	30,305
Other fees and expenses	12,052

Total expenses	7,473,742
Less: Fee waivers and/or expense reimbursements	(214,489)

Net expenses	7,259,253

Net investment income	8,404,428

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	625,055
Net change in unrealized gains (losses) on investments	(9,452,906)

Net realized and unrealized gains (losses) on investments	(8,827,851)

Net decrease in net assets resulting from operations	$(423,423)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Adjustable Rate Government Fund	13

	Year ended August 31, 2016		Year ended August 31, 2015

Operations
Net investment income		$8,404,428		$9,340,944
Net realized gains (losses) on investments		625,055		(861,688)
Net change in unrealized gains (losses) on investments		(9,452,906)		(4,459,863)

Net increase (decrease) in net assets resulting from operations		(423,423)		4,019,393

Distributions to shareholders from
Net investment income
Class A		(1,155,210)		(1,404,414)
Class B		(87)		(319)
Class C		(42,737)		(36,268)
Administrator Class		(466,099)		(629,900)
Institutional Class		(6,792,219)		(7,185,378)
Tax basis return of capital
Class A		(394,233)		(415,038)
Class B		(30)		(94)
Class C		(14,584)		(10,718)
Administrator Class		(159,064)		(186,151)
Institutional Class		(2,317,951)		(2,123,451)

Total distributions to shareholders		(11,342,214)		(11,991,731)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,371,399	21,433,559	4,112,767	37,551,166
Class B	0	0	4,653	42,472
Class C	297,135	2,687,224	248,392	2,269,918
Administrator Class	2,664,934	24,094,678	3,453,369	31,554,369
Institutional Class	39,720,888	358,768,408	67,145,587	613,368,221

		406,983,869		684,786,146

Reinvestment of distributions
Class A	144,875	1,309,115	170,092	1,552,037
Class B	12	112	39	359
Class C	4,704	42,529	3,834	34,986
Administrator Class	66,534	601,065	79,070	721,555
Institutional Class	739,168	6,680,295	751,073	6,854,023

		8,633,116		9,162,960

Payment for shares redeemed
Class A	(7,142,231)	(64,545,641)	(8,062,085)	(73,611,767)
Class B	(37,840)	(342,648)	(89,311)	(816,162)
Class C	(2,802,652)	(25,333,615)	(3,168,935)	(28,936,430)
Administrator Class	(3,149,188)	(28,458,877)	(9,860,896)	(90,104,047)
Institutional Class	(62,141,650)	(561,176,841)	(60,499,655)	(552,540,872)

		(679,857,622)		(746,009,278)

Net decrease in net assets resulting from capital share transactions		(264,240,637)		(52,060,172)

Total decrease in net assets		(276,006,274)		(60,032,510)

Net assets
Beginning of period		1,309,934,300		1,369,966,810

End of period		$1,033,928,026		$1,309,934,300

Overdistributed net investment income		$(357,472)		$(305,548)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.10	$9.15	$9.14	$9.19	$9.12
Net investment income	0.04	0.05	0.06	0.06	0.09
Net realized and unrealized gains (losses) on investments	(0.06)	(0.03)	0.02	(0.04)	0.08

Total from investment operations	(0.02)	0.02	0.08	0.02	0.17
Distributions to shareholders from
Net investment income	(0.05)	(0.05)	(0.06)	(0.07)	(0.09)
Tax basis return of capital	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.01)

Total distributions to shareholders	(0.07)	(0.07)	(0.07)	(0.07)	(0.10)
Net asset value, end of period	$9.01	$9.10	$9.15	$9.14	$9.19
Total return[2]	(0.19)%	0.24%	0.90%	0.23%	1.84%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.79%	0.80%	0.84%	0.86%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	0.56%	0.58%	0.64%	0.71%	1.01%
Supplemental data
Portfolio turnover rate	13%	10%	18%	10%	9%
Net assets, end of period (000s omitted)	$172,131	$215,830	$251,686	$281,028	$309,827

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Adjustable Rate Government Fund	15

(For a share outstanding throughout each period)

	Year ended August 31
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.10	$9.15	$9.14	$9.19	$9.12
Net investment income (loss)	(0.02)[1]	(0.01)[1]	(0.01)[1]	(0.00)[1,2]	0.03 [1]
Net realized and unrealized gains (losses) on investments	(0.07)	(0.03)	0.02	(0.05)	0.07

Total from investment operations	(0.09)	(0.04)	0.01	(0.05)	0.10
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.01)	(0.00)[2]	(0.00)[2]	(0.03)
Tax basis return of capital	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.00)[2]	(0.01)	(0.00)[2]	(0.00)[2]	(0.03)
Net asset value, end of period	$9.01	$9.10	$9.15	$9.14	$9.19
Total return[3]	(0.94)%	(0.49)%	0.15%	(0.52)%	1.08%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.51%	1.55%	1.60%	1.61%
Net expenses	1.49%	1.47%	1.49%	1.49%	1.49%
Net investment income (loss)	(0.22)%	(0.14)%	(0.11)%	(0.03)%	0.27%
Supplemental data
Portfolio turnover rate	13%	10%	18%	10%	9%
Net assets, end of period (000s omitted)	$70	$415	$1,192	$2,886	$6,660

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.10	$9.15	$9.14	$9.19	$9.12
Net investment income (loss)	(0.02)[1]	(0.01)[1]	(0.01)[1]	(0.00)[1,2]	0.02 [1]
Net realized and unrealized gains (losses) on investments	(0.07)	(0.04)	0.02	(0.05)	0.08

Total from investment operations	(0.09)	(0.05)	0.01	(0.05)	0.10
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.03)
Tax basis return of capital	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.03)
Net asset value, end of period	$9.01	$9.10	$9.15	$9.14	$9.19
Total return[3]	(0.94)%	(0.51)%	0.15%	(0.52)%	1.08%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.54%	1.55%	1.59%	1.61%
Net expenses	1.49%	1.49%	1.49%	1.49%	1.49%
Net investment income (loss)	(0.19)%	(0.16)%	(0.11)%	(0.04)%	0.26%
Supplemental data
Portfolio turnover rate	13%	10%	18%	10%	9%
Net assets, end of period (000s omitted)	$97,452	$121,117	$148,523	$190,110	$248,392

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Adjustable Rate Government Fund	17

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.10	$9.15	$9.14	$9.19	$9.12
Net investment income	0.06	0.06	0.07	0.08	0.11
Net realized and unrealized gains (losses) on investments	(0.06)	(0.03)	0.03	(0.05)	0.07

Total from investment operations	0.00	0.03	0.10	0.03	0.18
Distributions to shareholders from
Net investment income	(0.07)	(0.06)	(0.07)	(0.08)	(0.10)
Tax basis return of capital	(0.02)	(0.02)	(0.02)	(0.00)[1]	(0.01)

Total distributions to shareholders	(0.09)	(0.08)	(0.09)	(0.08)	(0.11)
Net asset value, end of period	$9.01	$9.10	$9.15	$9.14	$9.19
Total return	(0.05)%	0.38%	1.05%	0.37%	1.98%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.72%	0.73%	0.77%	0.79%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.71%	0.72%	0.78%	0.85%	1.14%
Supplemental data
Portfolio turnover rate	13%	10%	18%	10%	9%
Net assets, end of period (000s omitted)	$61,658	$66,037	$124,345	$102,284	$112,319

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.10	$9.15	$9.14	$9.19	$9.12
Net investment income	0.08	0.08	0.08	0.09 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	(0.07)	(0.03)	0.03	(0.04)	0.07

Total from investment operations	0.01	0.05	0.11	0.05	0.19
Distributions to shareholders from
Net investment income	(0.07)	(0.08)	(0.08)	(0.10)	(0.11)
Tax basis return of capital	(0.03)	(0.02)	(0.02)	(0.00)[2]	(0.01)

Total distributions to shareholders	(0.10)	(0.10)	(0.10)	(0.10)	(0.12)
Net asset value, end of period	$9.01	$9.10	$9.15	$9.14	$9.19
Total return	0.09%	0.52%	1.19%	0.50%	2.09%
Ratios to average net assets (annualized)
Gross expenses	0.45%	0.46%	0.47%	0.51%	0.53%
Net expenses	0.45%	0.46%	0.46%	0.47%	0.49%
Net investment income	0.84%	0.87%	0.93%	0.98%	1.25%
Supplemental data
Portfolio turnover rate	13%	10%	18%	10%	9%
Net assets, end of period (000s omitted)	$702,617	$906,536	$844,221	$906,698	$686,587

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Adjustable Rate Government Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Adjustable Rate Government Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

20	Wells Fargo Adjustable Rate Government Fund	Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At August 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(10,766,785)	$10,766,785

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of August 31, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

			No expiration
2017	2018	2019	Short-term
$24,262,054	$1,705,150	$66,443	$208,379

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Notes to financial statements	Wells Fargo Adjustable Rate Government Fund	21
■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$977,957,687	$0	$977,957,687

Short-term investments
Investment companies	49,603,586	0	0	49,603,586
Total assets	$49,603,586	$977,957,687	$0	$1,027,561,273

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended August 31, 2016, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

22	Wells Fargo Adjustable Rate Government Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.74% for Class A shares, 1.49% for Class B shares, 1.49% for Class C shares, 0.60% for Administrator Class shares, and 0.46% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended August 31, 2016, Funds Distributor received $1,861 from the sale of Class A shares and $4,101 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of U.S. government securities, excluding short-term securities, for the year ended August 31, 2016 were $152,818,752 and $162,586,109, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 were as follows:

	Year ended August 31
	2016	2015
Ordinary income	$8,456,352	$9,256,279
Tax basis return of capital	2,885,862	2,735,452

Notes to financial statements	Wells Fargo Adjustable Rate Government Fund	23

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$11,181,636	$(26,242,026)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Adjustable Rate Government Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Adjustable Rate Government Fund (formerly known as Wells Fargo Advantage Adjustable Rate Government Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Adjustable Rate Government Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2016

Other information (unaudited)	Wells Fargo Adjustable Rate Government Fund	25

TAX INFORMATION

For the fiscal year ended August 31, 2016, $11,284,520 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Adjustable Rate Government Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Adjustable Rate Government Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 71 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

28	Wells Fargo Adjustable Rate Government Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Adjustable Rate Government Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance

Other information (unaudited)	Wells Fargo Adjustable Rate Government Fund	29

Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review except the one-year period. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays 6-Month Treasury Bill Index, for all periods under review except the one-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance and of long term outperformance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such

30	Wells Fargo Adjustable Rate Government Fund	Other information (unaudited)

as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Adjustable Rate Government Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245788 10-16 A215/AR215 08-16

Annual Report

August 31, 2016

Wells Fargo Conservative Income Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Conservative Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

The period was marked by low interest rates and accommodative central-bank policies, although the U.S. Federal Reserve (Fed) took a first step in raising its target rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Conservative Income Fund for the 12-month period that ended August 31, 2016. The period was marked by low interest rates and accommodative central-bank policies, although the U.S. Federal Reserve (Fed) took a first step in raising its target rate. Ten-year Treasury yields declined, ending August 2016 with a yield of 1.58%. Two-year Treasury note yields ended the period close to where they began, at 0.80%, after having spiked at calendar year-end 2015 when the federal funds rate was raised.

Major central banks continued to provide stimulus, helping support global economies and keep interest rates low.

The Fed continued an easy monetary policy in order to support the economy and the financial system. However, it raised the federal funds target rate in December 2015 because it believed the U.S. economy was strong enough to begin normalizing monetary policy. During the subsequent first eight months of 2016, the Fed kept the federal funds rate steady. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. The ECB cut all three of its short-term rates during the reporting period, increased its asset-purchase program from 60 billion euros per month to 80 billion, expanded the list of eligible securities to include investment-grade nonbank debt, and created a fund-to-lend program where banks could be paid to lend money. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

The U.S. economy proved resilient; non-U.S. economies generally were weaker.

The divergence between U.S. and non-U.S. economic growth continued, with persistent weakness in European and Japanese inflation, risks of a hard landing in China, and the recalibration of energy and commodity prices weighing on the markets. In the U.S., economic growth advanced and inflation, as measured by the Consumer Price Index excluding food and energy, rose 2.2% over the past 12 months. Meanwhile, oil prices fell dramatically (reaching a secular low of $26 per barrel in February) before increasing to $45 per barrel by the end of the reporting period. In addition, the U.K. vote on June 23, 2016, to exit the European Union exacerbated uncertainty about economic growth, financial markets, and political responses to a number of policy issues. Periods of greater volatility aided perceived safe-haven investments, such as U.S. Treasuries. As uncertainty about these issues waned, riskier assets tended to outperform.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk-averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity.

Letter to shareholders (unaudited)	Wells Fargo Conservative Income Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Conservative Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Andrew M. Greenberg, CFA®

Anthony J. Melville, CFA®

Jeffrey L. Weaver, CFA®

Average annual total returns (%) as of August 31, 2016

					Expense ratios[1] (%)
	Inception date	1 year	Since inception		Gross	Net[2]
Institutional Class (WCIIX)	5-31-2013	0.79	0.56		0.38	0.27
Bloomberg Barclays 6-9 Month Treasury Bill Index[3]	–	0.40	0.20	*	–	–
*	Based on the inception date of Institutional Class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Conservative Income Fund	5

Growth of $1,000,000 investment as of August 31, 2016[4]

[1]	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratio shown in the financial highlights of this report.

[2]	The manager has contractually committed through December 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amount shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[3]	The Bloomberg Barclays 6-9 Month Treasury Bill Index (fomerly known as Barclays 6-9 Month Treasury Bill Index) includes all publicly issued zero-coupon U.S. Treasury bills that have a remaining maturity of less than nine months and more than six, are rated investment-grade, and have $250 million or more of outstanding face value. You cannot invest directly in an index.

[4]	The chart compares the performance of Institutional Class shares since inception with the performance of the Bloomberg Barclays 6-9 Month Treasury Bill Index. The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares and reflects all operating expenses.

[5]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	The Bloomberg Barclays U.S. 1-3 Year Credit Index (formerly Barclays U.S. 1-3 Year Credit Index) measures the investment grade, U.S.-dollar denominated, fixed-rate, taxable corporate and government-related bond markets with maturities between one and three years. It is composed of the U.S. Corporate Bond Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals, and local authorities. You cannot invest directly in an index.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Conservative Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Bloomberg Barclays 6-9 Month Treasury Bill Index, for the 12-month period that ended August 31, 2016. Fund performance was driven by an emphasis on yield-advantaged sectors.

■	The Fund is primarily invested in securities with a yield advantage over Treasuries, which added to the performance of the Fund. Corporate notes were the best-performing asset class of the portfolio, followed closely by municipals and asset-backed securities (ABS).

■	We limited the Fund’s duration to minimize both interest-rate risk and the volatility of the Fund’s net asset value (NAV).

Ten largest holdings (%) as of August 31, 2016[5]
University of California Series Y-1, 0.96%, 7-1-2041	1.64
Berkshire Hathaway Finance Corporation, 1.23%, 3-7-2018	1.29
Chase Issuance Trust Series 2014-A1 Class A1, 1.15%, 1-15-2019	1.28
Rabobank Nederland NV, 1.30%, 8-9-2019	1.28
Trillium Credit Card Trust II Series 2016-1A Class A, 1.18%, 5-6-2021	1.21
Morgan Stanley, 2.13%, 2-1-2019	1.21
Volvo Financial Equipment LLC Series 2016-1A Class A2, 1.44%, 10-15-2018	1.11
Protective Life Global Funding, 1.21%, 6-8-2018	1.10
Metropolitan Life Global Funding I, 1.30%, 4-10-2017	1.10
AmeriCredit Automobile Receivables Trust Series 2016-2 Class A2A, 1.42%, 10-8-2019	1.10

The yield-advantaged sectors added value.

The largest allocation of the Fund was to corporate bonds. For the 12-month time period that ended August 31, 2016, the Bloomberg Barclays U.S. 1-3 Year Credit Index6 returned 120 basis points (bps; 100 bps equals 1.00%) of excess return versus comparable-maturity Treasuries while the floating-rate note component of the credit index had excess returns of 90 bps.

The Fund’s allocation to the sectors we emphasize (commercial paper, ABS, municipal securities, and corporate bonds) remained stable during the year. In corporate bonds, we maintained approximately 20% exposure to both fixed- and floating-rate notes.

The Fund maintained significant exposure to AAA-rated ABS throughout the year. The Fund held both fixed-and floating-rate short-dated tranches (one-year weighted average life) across ABS sectors, with particular emphasis on senior classes in the equipment and prime auto issuers.

The ABS sector was additive to the performance of the Fund while representing high-quality, defensive characteristics. Commercial paper also had positive performance versus the benchmark and was used primarily to provide liquidity for the Fund.

Portfolio allocation as of August 31, 2016[7]

We kept duration relatively short due to concerns about higher interest rates.

Short-term interest rates were mixed during the reporting period, with a flattening in the shape of the short-term yield curve. During the 12-month period that ended August 31, 2016, 1-year Treasury bill yields rose 23 bps to yield 0.59%, 2-year Treasury note yields rose 10 bps to yield 0.81%, and 3-year Treasury note yields fell 9 bps to yield 0.92%.

During the year, we maintained the Fund’s duration in a band from a low of 0.38 years to a high of 0.56 years. It was 0.41 years as of August 31, 2016. We expect to keep the

Fund’s duration in a similar range going forward because the general expectation is for rates to move higher. We will consider adding opportunistically to duration on any significant rate spikes that may occur.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Conservative Income Fund	7

We see opportunities ahead.

Looking forward, we believe the U.S. Federal Reserve will continue its path of gradual tightening, and therefore, we expect to continue to position the Fund’s duration in a conservative manner in an effort to minimize the volatility of its NAV. Upcoming money market reform has created some opportunities in the short-term market. For example, LIBOR (London Interbank Offered Rate) increased significantly near the end of the reporting period, which can be attributed to the implementation of money market fund reform scheduled to take effect in October 2016. This reform is expected to cause investors to shift out of prime money market funds, which must implement new rules that include a floating NAV, redemption gates, and liquidity fees. With increased liquidity needs as money market reform nears, money market fund managers appear to be avoiding securities that mature beyond early October, and this has driven LIBOR higher. This higher-LIBOR-rate environment presents an opportunity for the Fund to invest in relatively short-term commercial paper and floating-rate corporate notes at attractive levels. Corporate new issuance is on pace for a record year, which has created opportunities for the Fund to participate in attractive offerings. We continue to rely on our significant credit research capabilities to avoid credit downgrades from companies that might leverage their balance sheets as the result of merger and acquisition activity.

Please see footnotes on page 5.

8	Wells Fargo Conservative Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2016 to August 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during the Period¹	Annualized net expense ratio
Institutional Class
Actual	$1,000.00	$1,006.16	$1.36	0.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.78	$1.37	0.27%

[1]	Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2016	Wells Fargo Conservative Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 24.11%
Ally Auto Receivables Trust Series 2015-2 Class A2A	0.98%	3-15-2018	$1,545,832	$1,545,389
Ally Auto Receivables Trust Series 2016-1 Class A2A	1.20	8-15-2018	1,609,905	1,611,288
Ally Auto Receivables Trust Series 2016-2 Class A2	1.17	10-15-2018	1,000,000	1,000,566
AmeriCredit Automobile Receivables Trust Series 2016-1 Class A2A	1.52	6-10-2019	2,817,380	2,819,716
AmeriCredit Automobile Receivables Trust Series 2016-2 Class A2A	1.42	10-8-2019	6,000,000	6,002,350
BMW Vehicle Lease Trust Series 2015-2 Class A2A	1.07	1-22-2018	3,934,924	3,935,280
BMW Vehicle Lease Trust Series 2016-1 Class A2B ±	0.99	1-22-2018	3,000,000	3,005,298
California Republic Auto Receivables Trust Series 2014-3 Class A3	1.09	11-15-2018	617,484	617,402
California Republic Auto Receivables Trust Series 2016-1 Class A2	1.50	12-17-2018	4,545,000	4,548,196
CarMax Auto Owner Trust Series 2014-2 Class A3	0.98	1-15-2019	2,890,816	2,887,941
CarMax Auto Owner Trust Series 2015-2 Class A2A	0.82	6-15-2018	170,279	170,172
CarMax Auto Owner Trust Series 2016-2 Class A2A	1.24	6-17-2019	3,000,000	3,002,761
CarMax Auto Owner Trust Series 2016-3 Class A2	1.17	8-15-2019	2,500,000	2,497,114
CCG Receivables Trust Class 2014-1 Class A2 144A	1.06	11-15-2021	631,586	630,352
Chase Issuance Trust Series 2007-A3 Class A3	5.23	4-15-2019	2,250,000	2,292,449
Chase Issuance Trust Series 2014-A1 Class A1	1.15	1-15-2019	7,000,000	7,006,134
Citibank Credit Card Issuance Trust Series 2014-A4 Class A4	1.23	4-24-2019	1,555,000	1,557,563
Dell Equipment Finance Trust Series 2015-1 Class A2 144A	1.01	7-24-2017	724,166	723,715
Evergreen Credit Card Trust Series 2016-1 Class A 144A±	1.15	4-15-2020	5,000,000	5,019,595
Fifth Third Auto Trust Series 2014-1 Class A3	0.68	4-16-2018	382,462	382,232
Ford Credit Auto Lease Trust Series 2015-A Class A2A	0.81	1-15-2018	123,455	123,421
Ford Credit Auto Owner Trust Series 2016-A Class A2A	1.12	12-15-2018	2,170,256	2,171,363
GM Financial Automobile Leasing Trust Series 2014-2A Class A3 144A	1.22	1-22-2018	1,527,022	1,527,695
GM Financial Automobile Leasing Trust Series 2014-3 Class A2A	1.17	6-20-2018	3,212,614	3,212,342
GM Financial Automobile Leasing Trust Series 2015-2 Class A2A	1.18	4-20-2018	640,339	640,239
GM Financial Automobile Leasing Trust Series 2016-2 Class A2A	1.28	10-22-2018	1,000,000	998,339
Golden Credit Card Trust Series 2012-2A Class A1 144A	1.77	1-15-2019	4,000,000	4,008,240
Golden Credit Card Trust Series 2015-1A Class A 144A±	0.87	2-15-2020	3,090,000	3,088,424
Harley-Davidson Motorcycle Trust Series 2014-1 Class A3	1.10	9-15-2019	2,135,709	2,136,086
Harley-Davidson Motorcycle Trust Series 2016-A Class A2	1.09	6-15-2019	2,600,000	2,599,586
Honda Auto Receivables Owner Trust Series 2015-3 Class A2	0.92	11-20-2017	2,252,258	2,251,724
Honda Auto Receivables Owner Trust Series 2015-4 Class A2	0.82	7-23-2018	839,696	838,833
Hyundai Auto Lease Securitization Trust Series 2015-A Class A2 144A	1.00	10-16-2017	284,475	284,440
Hyundai Auto Lease Securitization Trust Series 2016-A Class A2B 144A±	0.98	7-16-2018	4,000,000	4,009,999
Hyundai Auto Receivables Trust Series 2015-C Class A2A	0.99	11-15-2018	1,766,060	1,765,224
John Deere Owner Trust Series 2015-A Class A2A	0.87	2-15-2018	702,029	701,685
Leaf II Receivables Funding LLC Series 2015-1 Class A2 144A	1.13	3-15-2017	1,167,531	1,166,910
Mercedes-Benz Auto Lease Trust Series 2015-A Class A3	1.10	8-15-2017	2,800,423	2,800,462
Mercedes-Benz Auto Lease Trust Series 2015-B Class A2A	1.00	1-16-2018	1,096,076	1,096,057
Mercedes-Benz Auto Receivables Series 2015-1 Class A2A	0.82	6-15-2018	814,034	813,528
MMAF Equipment Finance LLC Series 2015-AA Class A2 144A	0.96	9-18-2017	1,055,992	1,055,493
MMAF Equipment Finance LLC Series 2016-AA Class A2 144A	1.39	12-17-2018	2,850,000	2,846,237
Nissan Auto Lease Trust Series 2015-B Class A2A	1.18	12-15-2017	814,075	814,716
Nissan Auto Receivables Owner Trust Series 2015-C Class A2A	0.87	11-15-2018	1,645,072	1,643,571
Nissan Auto Receivables Owner Trust Series 2016-A Class A2B ±	0.78	2-15-2019	4,000,000	4,004,030
Nissan Auto Receivables Owner Trust Series 2016-B Class A2A	1.05	4-15-2019	1,500,000	1,498,662
Oscar US Funding Trust Series 2015-1A Class A2A 144A	1.30	2-15-2018	1,652,650	1,648,130
Porsche Innovative Lease Owner Trust Series 2015-1 Class A2 144A	0.79	11-21-2017	262,337	262,190
Smart Trust Series 2015-1US Class A2A	0.99	8-14-2017	272,157	271,847
SunTrust Auto Receivables Trust Series 2015-1A Class A2 144A	0.99	6-15-2018	728,572	728,469

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Conservative Income Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Toyota Auto Receivables Owner Trust Series 2014-B Class A3	0.76%	3-15-2018	$1,487,676	$1,486,521
Toyota Auto Receivables Owner Trust Series 2015-C Class A2A	0.92	2-15-2018	2,148,311	2,147,838
Toyota Auto Receivables Owner Trust Series 2016-A Class A2B ±	0.75	7-16-2018	1,000,000	1,000,851
Trillium Credit Card Trust II Series 2016-1A Class A 144A±	1.18	5-26-2021	6,650,000	6,653,995
Verizon Owner Trust Series 2016-1A Class A 144A	1.42	1-20-2021	3,800,000	3,800,633
Volkswagen Auto Lease Trust Series 2015-A Class A2A	0.87	6-20-2017	236,860	236,780
Volvo Financial Equipment LLC Series 2016-1A Class A2 144A	1.44	10-15-2018	6,090,000	6,100,135
World Omni Automobile Lease Securitization Trust Series 2015-A Class A2A	1.06	5-15-2018	2,105,971	2,104,619
World Omni Automobile Lease Securitization Trust Series 2016-A Class A2A	1.20	2-15-2019	4,000,000	3,991,995
World Omni Automobile Receivables Trust Series 2014-A Class A3	0.94	4-15-2019	2,133,615	2,131,960
World Omni Automobile Receivables Trust Series 2015-A Class A2A	0.79	7-16-2018	172,803	172,721

Total Asset-Backed Securities (Cost $132,045,410)				132,091,503

Corporate Bonds and Notes: 27.41%

Energy: 2.00%

Oil, Gas & Consumable Fuels: 2.00%
Chevron Corporation ±	0.99	11-15-2017	5,320,000	5,324,197
Chevron Corporation ±	1.32	5-16-2018	1,700,000	1,707,958
Exxon Mobil Corporation ±	1.27	2-28-2018	3,920,000	3,950,905

				10,983,060

Financials: 23.89%

Banks: 7.10%
Bank of America Corporation NA	1.65	3-26-2018	4,250,000	4,269,618
Branch Banking & Trust Company	1.35	10-1-2017	2,000,000	2,003,006
Branch Banking & Trust Company	2.05	6-19-2018	3,500,000	3,543,113
Branch Banking & Trust Company	5.63	9-15-2016	250,000	250,287
Credit Suisse New York ±	1.41	4-27-2018	2,500,000	2,499,253
Credit Suisse New York ±	1.44	1-29-2018	1,750,000	1,752,132
Credit Suisse New York ±	1.96	3-8-2018	2,500,000	2,509,998
HSBC USA Incorporated ±	1.56	8-7-2018	2,000,000	1,992,214
HSBC USA Incorporated	1.63	1-16-2018	5,000,000	5,000,635
HSBC USA Incorporated	1.70	3-5-2018	2,000,000	2,002,160
JPMorgan Chase & Company ±	1.49	3-22-2019	4,000,000	4,037,692
JPMorgan Chase & Company	1.80	1-25-2018	4,750,000	4,781,018
Manufacturers & Traders Trust Company	1.45	3-7-2018	1,000,000	1,001,482
PNC Bank NA ±	1.09	6-1-2018	500,000	500,521
U.S. Bank NA ±	1.33	1-29-2018	2,750,000	2,762,207

				38,905,336

Capital Markets: 2.71%
Bank of New York Mellon Corporation	2.40	1-17-2017	3,000,000	3,012,489
Eaton Vance Corporation	6.50	10-2-2017	1,100,000	1,156,504
Goldman Sachs Group Incorporated ±	1.75	4-25-2019	4,000,000	4,033,044
Morgan Stanley ±	2.13	2-1-2019	6,500,000	6,632,964

				14,835,001

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Conservative Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance: 4.94%
American Honda Finance Corporation ±	0.81%	9-2-2016	$1,150,000	$1,150,000
American Honda Finance Corporation	0.95	5-5-2017	1,200,000	1,199,780
American Honda Finance Corporation ±	1.10	9-20-2017	4,880,000	4,898,847
Daimler Finance North America LLC 144A±	1.40	7-5-2019	5,000,000	5,030,380
Nissan Motor Acceptance Corporation 144A±	1.46	4-6-2018	3,000,000	2,999,058
Nissan Motor Acceptance Corporation 144A±	1.67	3-8-2019	5,000,000	5,020,320
Toyota Motor Credit Corporation ±	1.04	4-6-2018	3,000,000	3,008,982
Toyota Motor Credit Corporation	1.75	5-22-2017	1,752,000	1,760,129
Toyota Motor Credit Corporation	2.00	9-15-2016	1,985,000	1,985,615

				27,053,111

Diversified Financial Services: 2.21%
AIG Global Funding 144A	1.65	12-15-2017	4,000,000	4,018,364
Murray Street Investment Trust I	4.65	3-9-2017	3,000,000	3,052,470
NYSE Holdings LLC	2.00	10-5-2017	5,000,000	5,048,108

				12,118,942

Insurance: 6.93%
Berkshire Hathaway Finance Corporation ±	1.23	3-7-2018	7,000,000	7,044,534
Jackson National Life Global Funding Company 144A±	1.26	10-13-2017	2,000,000	2,005,522
Metropolitan Life Global Funding I 144A	1.30	4-10-2017	6,000,000	6,011,604
Metropolitan Life Global Funding I 144A	1.50	1-10-2018	473,000	475,366
New York Life Global Funding 144A	1.13	3-1-2017	2,748,000	2,750,014
New York Life Global Funding 144A	1.30	10-30-2017	1,300,000	1,303,714
Pricoa Global Funding 1 144A	1.15	11-25-2016	650,000	650,425
Pricoa Global Funding 1 144A	1.35	8-18-2017	5,210,000	5,216,434
Principal Life Global Funding II 144A	1.13	2-24-2017	4,000,000	4,002,396
Principal Life Global Funding II 144A±	1.17	12-1-2017	2,000,000	2,009,100
Principal Life Global Funding II 144A	1.20	5-19-2017	460,000	460,406
Protective Life Global Funding 144A±	1.21	6-8-2018	6,000,000	6,012,270

				37,941,785

Health Care: 0.61%

Health Care Providers & Services: 0.61%
Novant Health Incorporated	5.35	11-1-2016	3,300,000	3,322,674

Information Technology: 0.36%

Communications Equipment: 0.36%
Cisco Systems Incorporated ±	0.96	6-15-2018	2,000,000	2,004,588

Utilities: 0.55%

Electric Utilities: 0.55%
Duke Energy Carolinas LLC	1.75	12-15-2016	3,000,000	3,006,909

Total Corporate Bonds and Notes (Cost $149,591,006)				150,171,406

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Conservative Income Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 9.11%

California: 3.93%
California Industry Public Facilities Authority Series A (Tax Revenue, AGM Insured)	1.76%	1-1-2017	$2,500,000	$2,506,650
Los Angeles CA Municipal Improvement Corporation Series A (Miscellaneous Revenue)	1.26	11-1-2016	3,770,000	3,772,300
Oakland-Alameda County CA Coliseum Authority Series A (Miscellaneous Revenue)	1.25	2-1-2017	2,250,000	2,252,160
Orange County CA Pension Obligation Series A (Miscellaneous Revenue)	0.94	11-1-2016	4,000,000	4,000,440
University of California Series Y-1 (Education Revenue) ±	0.96	7-1-2041	8,985,000	8,987,875

				21,519,425

Colorado: 0.60%
Denver City & County CO Taxable Refunding & Improvement Bonds Series B (Tax Revenue)	2.70	8-1-2017	3,250,000	3,295,435

Kentucky: 0.91%
Kentucky Municipal Power Agency Series B002 (Utilities Revenue, AGM Insured, Morgan Stanley Bank LIQ) 144Aø	0.79	9-1-2037	5,000,000	5,000,000

Michigan: 0.67%
Detroit MI Finance Authority Sub Series H-3 (Miscellaneous Revenue, Municipal Government Guaranty Insured)	1.39	11-1-2017	3,690,000	3,685,683

New York: 3.00%
Nassau County NY Series A (GO Revenue) ##	1.20	12-15-2016	4,000,000	3,999,200
Nassau County NY Series C (GO Revenue)	1.10	12-15-2016	5,000,000	4,997,650
Nassau County NY Series C (GO Revenue)	1.13	12-15-2016	1,400,000	1,400,448
New York Housing Finance Agency 222 East 44TH Street Series B (Housing Revenue, Bank of China LOC) ø	0.80	5-1-2050	6,000,000	6,000,000

				16,397,298

Total Municipal Obligations (Cost $49,884,884)				49,897,841

Non-Agency Mortgage-Backed Securities: 0.63%
Bank of America Commercial Mortgage Trust Series 2007-1 Class A4	5.45	1-15-2049	1,003,006	1,010,268
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class A1A	5.44	1-15-2049	896,912	907,050
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6 Class A2	2.21	5-15-2045	1,533,235	1,536,460

Total Non-Agency Mortgage-Backed Securities (Cost $3,467,251)				3,453,778

Yankee Corporate Bonds and Notes: 17.64%

Consumer Staples: 0.80%

Tobacco: 0.80%
BAT International Finance plc 144A±	1.16	6-15-2018	4,400,000	4,412,421

Energy: 2.47%

Oil, Gas & Consumable Fuels: 2.47%
CNPC General Capital Limited 144A±	1.72	5-14-2017	1,000,000	1,000,476
Schlumberger Investment SA 144A	1.25	8-1-2017	4,000,000	4,001,000
Schlumberger Investment SA 144A	1.95	9-14-2016	3,500,000	3,500,928
TransCanada PipeLines Limited	1.63	11-9-2017	5,000,000	5,013,300

				13,515,704

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Conservative Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Financials: 13.28%

Banks: 11.20%
ABN AMRO Bank NV 144A	4.25%	2-2-2017	$3,000,000	$3,037,002
ANZ New Zealand International Limited of London 144A	1.40	4-27-2017	1,500,000	1,503,501
Banco Santander Chile 144A±	1.56	4-11-2017	1,250,000	1,249,375
Bank of Tokyo-Mitsubishi UFJ Limited 144A±	1.68	9-14-2018	1,250,000	1,258,958
Banque Federative du Credit Mutuel SA 144A±	1.55	1-20-2017	1,000,000	1,002,320
Canadian Imperial Bank of Commerce ±%%	1.36	9-6-2019	5,000,000	5,002,640
Export-Import Bank of Korea ±	1.42	1-14-2017	1,400,000	1,402,009
Export-Import Bank of Korea ±	1.53	5-26-2019	4,000,000	4,015,200
Export-Import Bank of Korea	4.00	1-11-2017	1,000,000	1,009,700
Export-Import Bank of Korea 144A	5.38	10-4-2016	1,000,000	1,003,900
Industrial & Commercial Bank of China Limited ±	2.01	11-13-2017	1,500,000	1,505,373
ING Bank NV 144A±	1.43	8-15-2019	5,000,000	5,003,150
Kookmin Bank 144A±	1.61	1-27-2017	2,000,000	2,000,142
Kookmin Bank 144A±	1.91	10-11-2016	500,000	500,156
Lloyds Bank plc ±	1.70	1-22-2019	3,500,000	3,515,309
Lloyds Bank plc	1.75	5-14-2018	4,460,000	4,456,851
Macquarie Bank Limited 144A±	1.43	3-24-2017	1,000,000	999,152
Macquarie Bank Limited 144A	1.60	10-27-2017	2,000,000	2,004,324
National Australia Bank Limited 144A±	1.35	7-23-2018	1,750,000	1,757,856
Nordea Bank AB 144A±	1.50	9-17-2018	2,200,000	2,214,843
Rabobank Nederland NV ±	1.30	8-9-2019	7,000,000	7,003,143
Royal Bank of Canada ±	1.39	4-15-2019	3,000,000	3,012,468
Santander UK Group Holdings plc ±	1.17	3-13-2017	500,000	499,608
Skandinaviska Enskilda 144A	1.75	3-19-2018	4,000,000	4,016,120
Sumitomo Mitsui Trust Bank Limited 144A±	1.44	9-16-2016	750,000	750,152
Suncorp-Metway Limited 144A	1.70	3-28-2017	1,625,000	1,628,430

				61,351,682

Diversified Financial Services: 2.08%
Caisse Centrale Desjardins du Quebec 144A±	1.42	1-29-2018	3,760,000	3,754,871
Caisse Centrale Desjardins du Quebec 144A	1.55	9-12-2017	2,500,000	2,503,448
UBS AG ±	1.23	6-1-2017	1,000,000	1,000,250
UBS AG ±	1.34	3-26-2018	2,000,000	2,006,476
UBS AG	1.38	6-1-2017	2,120,000	2,120,636

				11,385,681

Telecommunication Services: 1.09%

Wireless Telecommunication Services: 1.09%
America Movil SAB de CV ±	1.66	9-12-2016	2,500,000	2,500,170
America Movil SAB de CV	2.38	9-8-2016	3,470,000	3,470,153

				5,970,323

Total Yankee Corporate Bonds and Notes (Cost $96,540,635)				96,635,811

Short-Term Investments: 20.85%

Certificates of Deposit: 1.46%
Toronto-Dominion Bank ±	1.34	9-1-2017	8,000,000	8,000,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Conservative Income Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Commercial Paper: 19.08%
Atlantic Asset Securitization LLC (p)(z)	0.59%	10-3-2016	$5,000,000	$4,997,314
Bedford Row Funding Corporation (p)(z)	0.49	9-19-2016	10,000,000	9,997,414
CAFCO LLC (p)(z)	1.14	2-22-2017	11,000,000	10,939,576
CDP Financial Incorporated (z)	0.69	1-24-2017	10,000,000	9,971,976
Collateralized Commercial Paper Company LLC (z)	0.96	12-12-2016	12,000,000	11,967,109
Institutional Secured Funding LLC (p)(z)	0.43	9-1-2016	8,900,000	8,899,894
LMA Americas LLC (p)(z)	0.49	9-14-2016	2,500,000	2,499,519
LMA Americas LLC (p)(z)	0.72	11-1-2016	2,000,000	1,997,510
LMA Americas LLC (p)(z)	0.92	12-2-2016	1,200,000	1,197,145
Old Line Funding LLC (p)(z)	1.18	2-21-2017	6,500,000	6,463,117
Ontario Teachers Finance (z)	0.59	9-16-2016	7,000,000	6,998,158
Reckitt Benckiser Treasury Services plc (z)	0.77	2-7-2017	10,500,000	10,464,207
San Diego Gas & Electric Company (z)	0.84	11-21-2016	2,000,000	1,996,200
Starbird Funding Corporation (p)(z)	0.72	11-1-2016	11,170,000	11,156,091
Westpac Banking Corporation (z)	0.59	4-13-2017	5,000,000	4,981,625

				104,526,855

	Yield		Shares

Investment Companies: 0.31%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.32		1,664,143	1,664,143

Total Short-Term Investments (Cost $114,152,879)				114,190,998

Total investments in securities (Cost $545,682,065) *	99.75%	546,441,337
Other assets and liabilities, net	0.25	1,387,700

Total net assets	100.00%	$547,829,037

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated for when-issued securities.

%%	The security is issued on a when-issued basis.

(p)	Asset-backed commercial paper

(z)	Zero coupon security. The rate represents the current yield to maturity.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $545,682,459 and unrealized gains (losses) consists of:
	Gross unrealized gains	$872,426
	Gross unrealized losses	(113,548)

	Net unrealized gains	$758,878

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2016	Wells Fargo Conservative Income Fund	15

Assets
Investments
In unaffiliated securities, at value (cost $544,017,922)	$544,777,194
In affiliated securities, at value (cost $1,664,143)	1,664,143

Total investments, at value (cost $545,682,065)	546,441,337
Cash	13,956
Receivable for investments sold	13,389,631
Receivable for interest	1,127,556
Prepaid expenses and other assets	18,343

Total assets	560,990,823

Liabilities
Dividends payable	34,844
Payable for investments purchased	13,000,000
Management fee payable	75,274
Administration fee payable	37,470
Accrued expenses and other liabilities	14,198

Total liabilities	13,161,786

Total net assets	$547,829,037

NET ASSETS CONSIST OF
Paid-in capital	$547,290,642
Undistributed net investment income	7,386
Accumulated net realized losses on investments	(228,263)
Net unrealized gains on investments	759,272

Total net assets	$547,829,037

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Institutional Class	$547,829,037
Shares outstanding – Institutional Class[1]	54,740,709
Net asset value per share – Institutional Class	$10.01

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Conservative Income Fund	Statement of operations—year ended August 31, 2016

Investment income
Interest (net of foreign interest withholding taxes of $360)	$4,987,833
Income from affiliated securities	6,817

Total investment income	4,994,650

Expenses
Management fee	1,265,235
Administration fee
Institutional Class	404,875
Custody and accounting fees	31,001
Professional fees	40,615
Registration fees	64,537
Shareholder report expenses	2,189
Trustees’ fees and expenses	16,119
Other fees and expenses	5,736

Total expenses	1,830,307
Less: Fee waivers and/or expense reimbursements	(463,852)

Net expenses	1,366,455

Net investment income	3,628,195

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(135,067)
Futures transactions	(3,906)

Net realized losses on investments	(138,973)

Net change in unrealized gains (losses) on:
Unaffiliated securities	921,606
Futures transactions	(24,295)

Net change in unrealized gains (losses) on investments	897,311

Net realized and unrealized gains (losses) on investments	758,338

Net increase in net assets resulting from operations	$4,386,533

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Conservative Income Fund	17

	Year ended August 31, 2016		Year ended August 31, 2015

Operations
Net investment income		$3,628,195		$1,136,787
Net realized losses on investments		(138,973)		(92,206)
Net change in unrealized gains (losses) on investments		897,311		(308,388)

Net increase in net assets resulting from operations		4,386,533		736,193

Distributions to shareholders from
Net investment income – Institutional Class		(3,627,145)		(1,128,996)
Net realized gains – Institutional Class		0		(9,602)

Total distributions to shareholders		(3,627,145)		(1,138,598)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Institutional Class	56,931,115	568,933,214	27,133,297	271,477,199
Reinvestment of distributions – Institutional Class	283,774	2,837,186	73,619	736,530
Payment for shares redeemed – Institutional Class	(36,141,405)	(361,309,244)	(7,856,856)	(78,621,317)

Net increase in net assets resulting from capital share transactions		210,461,156		193,592,412

Total increase in net assets		211,220,544		193,190,007

Net assets
Beginning of period		336,608,493		143,418,486

End of period		$547,829,037		$336,608,493

Undistributed net investment income		$7,386		$6,466

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Conservative Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2016	2015	2014	2013[1]
Net asset value, beginning of period	$10.00	$10.02	$9.99	$10.00
Net investment income	0.07	0.05	0.04	0.01
Net realized and unrealized gains (losses) on investments	0.01	(0.02)	0.03	(0.01)

Total from investment operations	0.08	0.03	0.07	0.00
Distributions to shareholders from
Net investment income	(0.07)	(0.05)	(0.04)	(0.01)
Net realized gains	0.00	(0.00)[2]	(0.00)[2]	0.00

Total distributions to shareholders	(0.07)	(0.05)	(0.04)	(0.01)
Net asset value, end of period	$10.01	$10.00	$10.02	$9.99
Total return[3]	0.79%	0.28%	0.74%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.36%	0.38%	0.43%	0.74%
Net expenses	0.27%	0.27%	0.27%	0.27%
Net investment income	0.72%	0.48%	0.44%	0.44%
Supplemental data
Portfolio turnover rate	269%	80%	55%	10%
Net assets, end of period (000s omitted)	$547,829	$336,608	$143,418	$49,983

[1]	For the period from May 31, 2013 (commencement of class operations) to August 31, 2013

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Conservative Income Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Conservative Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

20	Wells Fargo Conservative Income Fund	Notes to financial statements

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income
$130	$(130)

As of August 31, 2016, the Fund had capital loss carryforwards which consist of $22,337 in short-term capital losses and $60,400 in long-term capital losses.

As of August 31, 2016, the Fund had current year deferred post-October capital losses consisting of $89,262 in short-term losses and $55,870 in long-term losses which will be recognized on the first day of the following fiscal year.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Notes to financial statements	Wells Fargo Conservative Income Fund	21
■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Asset-backed securities	$0	$132,091,503	$0	$132,091,503

Corporate bonds and notes	0	150,171,406	0	150,171,406

Municipal obligations	0	49,897,841	0	49,897,841

Non-agency mortgage-backed securities	0	3,453,778	0	3,453,778

Yankee corporate bonds and notes	0	96,635,811	0	96,635,811

Short-term investments
Certificates of deposit	0	8,000,000	0	8,000,000
Commercial paper	0	104,526,855	0	104,526,855
Investment companies	1,664,143	0	0	1,664,143
Total assets	$1,664,143	$544,777,194	$0	$546,441,337

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.25% and declining to 0.18% as the average daily net assets of the Fund increase. For the year ended August 31, 2016, the management fee was equivalent to an annual rate of 0.25% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fee

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of the Institutional Class.

22	Wells Fargo Conservative Income Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.27% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2016 were $1,593,366,818 and $1,327,371,451 respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2016, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

As of August 31, 2016, the Fund did not have any open futures contracts. The Fund had an average notional amount of $1,029,538 in futures contracts during the year ended August 31, 2016. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2016, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $3,627,145 and $1,138,598 of ordinary income for the years ended August 31, 2016 and August 31, 2015, respectively.

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$42,230	$758,878	$(145,132)	$(82,737)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Conservative Income Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Conservative Income Fund (formerly known as Wells Fargo Advantage Conservative Income Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from May 31, 2013 to August 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Conservative Income Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2016

24	Wells Fargo Conservative Income Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2016, $2,749,163 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Conservative Income Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

26	Wells Fargo Conservative Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 71 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Conservative Income Fund	27

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Conservative Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

28	Wells Fargo Conservative Income Fund	Other information (unaudited)

The Board noted that the performance of the Fund (Institutional Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays 6-9 Month Treasury Bill Index, for all periods under review. The Board noted the short performance history of the Fund.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rate of the Fund was lower than the sum of these average rate for the Fund’s expense Group.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Conservative Income Fund	29

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

30	Wells Fargo Conservative Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245789 10-16 A265/AR265 08-16

Annual Report

August 31, 2016

Wells Fargo Government Securities Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/government-securities-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of August 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Government Securities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

The period was marked by low interest rates and accommodative central-bank policies, although the U.S. Federal Reserve (Fed) took a first step in raising its target rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Government Securities Fund for the 12-month period that ended August 31, 2016. The period was marked by low interest rates and accommodative central-bank policies, although the U.S. Federal Reserve (Fed) took a first step in raising its target rate. Ten-year Treasury yields declined, ending August 2016 with a yield of 1.58%. Two-year Treasury note yields ended the period close to where they began, at 0.80%, after having spiked at calendar year-end 2015 when the federal funds rate was raised.

Major central banks continued to provide stimulus, helping support global economies and keep interest rates low.

The Fed continued an easy monetary policy in order to support the economy and the financial system. However, it raised the federal funds target rate in December 2015 because it believed the U.S. economy was strong enough to begin normalizing monetary policy. During the subsequent first eight months of 2016, the Fed kept the federal funds rate steady. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. The ECB cut all three of its short-term rates during the reporting period, increased its asset-purchase program from 60 billion euros per month to 80 billion, expanded the list of eligible securities to include investment-grade nonbank debt, and created a fund-to-lend program where banks could be paid to lend money. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

The U.S. economy proved resilient; non-U.S. economies generally were weaker.

The divergence between U.S. and non-U.S. economic growth continued, with persistent weakness in European and Japanese inflation, risks of a hard landing in China, and the recalibration of energy and commodity prices weighing on the markets. In the U.S., economic growth advanced and inflation, as measured by the Consumer Price Index excluding food and energy, rose 2.2% over the past 12 months. Meanwhile, oil prices fell dramatically (reaching a secular low of $26 per barrel in February) before increasing to $45 per barrel by the end of the reporting period. In addition, the U.K. vote on June 23, 2016, to exit the European Union exacerbated uncertainty about economic growth, financial markets, and political responses to a number of policy issues. Periods of greater volatility aided perceived safe-haven investments, such as U.S. Treasuries. As uncertainty about these issues waned, riskier assets tended to outperform.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk-averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity.

Letter to shareholders (unaudited)	Wells Fargo Government Securities Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Government Securities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ashok Bhatia, CFA®

Christopher Y. Kauffman, CFA®

Jay N. Mueller, CFA®

Average annual total returns (%) as of August 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SGVDX)	8-31-1999	(0.65)	1.26	3.68	4.03	2.20	4.16	0.87	0.85
Class B (WGSBX)*	7-18-2008	(1.66)	1.06	3.62	3.34	1.44	3.62	1.62	1.60
Class C (WGSCX)	12-26-2002	2.25	1.43	3.38	3.25	1.43	3.38	1.62	1.60
Administrator Class (WGSDX)	4-8-2005	–	–	–	4.34	2.41	4.38	0.81	0.64
Institutional Class (SGVIX)	8-31-1999	–	–	–	4.42	2.58	4.56	0.54	0.48
Bloomberg Barclays U.S. Aggregate ex Credit Index[4]	–	–	–	–	4.59	2.60	4.51	–	–
Bloomberg Barclays Intermediate U.S. Government Bond Index[5]	–	–	–	–	3.03	1.64	3.80	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Government Securities Fund	5

Growth of $10,000 investment as of August 31, 2016[6]

[1]	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class B shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to reflect the higher expenses applicable to Class B shares.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through December 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Bloomberg Barclays U.S. Aggregate ex Credit Index (formerly known as Barclays U.S. Aggregate ex Credit Index) is composed of the Bloomberg Barclays U.S. Government Bond Index (formerly known as Barclays U.S. Government Bond Index) and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index (formerly known as Barclays U.S. Mortgage-Backed Securities Index) and it includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Intermediate U.S. Government Bond Index (formerly known as Barclays Intermediate U.S. Government Bond Index) is an unmanaged index composed of U.S. government securities with maturities in the one to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Bloomberg Barclays U.S. Aggregate ex Credit Index and the Bloomberg Barclays Intermediate U.S. Government Bond Index . The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Government Securities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate ex Credit Index, for the 12-month period that ended August 31, 2016.

■	The Fund’s overweight to securitized sectors, including commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and asset-backed securities (ABS) contributed to performance over the period due to the sectors’ carry advantage and narrowing spreads. The Fund’s yield-curve positioning also benefited from the significant curve flattening that occurred over the period.

■	The Fund’s underweight allocation to Ginnie Mae mortgages detracted as increased overseas demand caused the sector to outperform Fannie Mae and Freddie Mac bonds in late 2015.

■	An overweight allocation to higher-coupon 15-year mortgages also detracted due to the worsening to-be-announced (TBA) deliverables.

Ten largest holdings (%) as of August 31, 2016[7]
U.S. Treasury Bond, 2.88%, 8-15-2045	5.15
U.S. Treasury Note, 1.13%, 7-31-2021	4.32
FNMA, 4.50%, 9-14-2046	4.07
FNMA, 4.00%, 9-14-2046	4.05
U.S. Treasury Note, 2.00%, 2-15-2023	3.94
U.S. Treasury Note, 0.88%, 11-30-2016	3.67
FNMA, 0.01%, 10-3-2016	3.67
FHLB, 0.00%, 10-28-2016	3.26
GNMA, 3.50%, 9-21-2046	3.18
U.S. Treasury Note, 1.38%, 6-30-2023	2.91

The economic climate remained benign.

After decelerating for several quarters of the reporting period due to weak global growth and volatile commodity prices, the U.S. economy recovered somewhat during the second quarter of this year, with currently available data suggesting that gross domestic product excluding inventory effects grew at an annualized rate of around 2%. Healthy consumer activity continued to offset relatively weak business investments over the period, while trade and inventories remain swing factors. The labor market tightened modestly over the past 12 months, with the unemployment rate falling from 5.1% to 4.9%. Nonfarm payrolls averaged a little over 200,000 per month, while the labor force participation rate improved slightly from 62.6% to 62.8%.

Both the headline Consumer Price Index (CPI) and the CPI excluding food and energy showed annual inflation increasing over the period, with the former measure increasing from 0.2% to 0.8% and the latter increasing from 1.8% to 2.2%. The core Personal Consumption Expenditure Price Index, the U.S. Federal Reserve’s (Fed’s) preferred measure of inflation, rose 1.6% over the past 12 months, which is a bit below the stated 2% target.

In December of last year, the Federal Open Market Committee (FOMC) took its first step toward policy normalization by increasing the federal funds target by 25 basis points (100 basis points equals 1.00%) to a new range of 0.25% to 0.50%, citing ongoing job gains and declining unemployment as justification. The monetary authorities reiterated their commitment to a gradual, data-dependent approach to normalization. Subsequent FOMC meetings indicated an even more gradual timeline, with concern expressed over sluggish business investment and global economic and financial developments.

Sector allocations were overweight securitized investments.

We continued to find relative value among securitized bonds, particularly residential mortgage-backed securities (MBS) and CMBS. Within the MBS sector, the Fund was positioned with an emphasis on higher-coupon paper. The Fund also maintained an underweight to Ginnie Mae bonds due to their rich valuations and deteriorating prepayment fundamentals. The underweight to Ginnie Mae bonds detracted from results, however, because overseas demand remained strong due to the sector’s zero risk-weight and relatively attractive carry. The Fund’s overweight to higher-coupon 15-year mortgages also detracted due to worse pools being delivered into TBA contracts. For most of the period, the Fund maintained an overweight to both agency and nonagency CMBS. In August 2016, the Fund reduced its exposure to nonagency CMBS to a neutral allocation versus the benchmark as valuations richened and technicals deteriorated. In lieu of holding cash (given its near-zero yield), we instead purchased short-maturity agency and Treasury bonds, as well as floating-rate agency CMOs. This allowed the Fund to earn additional income without significant incremental interest-rate or credit risk.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Government Securities Fund	7

Portfolio allocation as of August 31, 2016[8]

We expect a gradual rise in short-term interest rates.

The relatively benign economic conditions described above are likely to result in an eventual further increase in short-term interest rates. We believe the FOMC is likely to raise its target rate by 0.25% to 0.50% over the next 12 months, a result which is largely reflected in the term structure of interest rates. Should market rates diverge from the policy path we think most likely, we will be prepared to modify our duration and yield-curve posture in response to the opportunities presented.

Please see footnotes on page 5.

8	Wells Fargo Government Securities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2016 to August 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,018.42	$4.31	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32	0.85%
Class B
Actual	$1,000.00	$1,014.59	$8.10	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.11	1.60%
Class C
Actual	$1,000.00	$1,014.60	$8.10	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.11	1.60%
Administrator Class
Actual	$1,000.00	$1,019.49	$3.25	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$3.25	0.64%
Institutional Class
Actual	$1,000.00	$1,020.32	$2.44	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.72	$2.44	0.48%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—August 31, 2016	Wells Fargo Government Securities Fund	9

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 83.97%
FHLB ¤	0.00%	9-21-2016	$20,600,000	$20,597,034	1.68%
FHLB ¤	0.00	10-28-2016	40,000,000	39,981,000	3.26
FHLB	5.63	3-14-2036	6,150,000	8,933,269	0.73
FHLMC ±	0.83	4-15-2030	11,090,598	11,083,069	0.90
FHLMC	3.50	8-1-2045	8,407,713	8,851,754	0.72
FHLMC	3.50	11-1-2045	14,551,386	15,319,896	1.25
FHLMC	3.50	12-1-2045	10,250,863	10,792,248	0.88
FHLMC	4.00	6-1-2044	8,387,668	8,963,415	0.73
FHLMC Series 3346 Class FA ±	0.74	2-15-2019	9,505,743	9,510,623	0.77
FHLMC	0.49-10.50	9-1-2016 to 12-1-2045	131,711,500	93,534,571	7.62
FNMA	0.01	10-3-2016	45,105,000	45,013,938	3.67
FNMA (a)%%	0.01	12-1-2016	32,082,000	32,051,183	2.61
FNMA ±	0.90	11-25-2035	7,566,580	7,550,745	0.62
FNMA ±	1.24	2-25-2040	10,246,945	10,374,765	0.85
FNMA	2.03	10-1-2016	7,139,796	7,133,105	0.58
FNMA	2.13	4-24-2026	9,410,000	9,630,345	0.78
FNMA ±	2.52	5-1-2046	6,878,185	7,080,936	0.58
FNMA %%	3.00	9-19-2031	19,125,000	20,016,820	1.63
FNMA	3.00	11-1-2045	13,458,465	13,968,222	1.14
FNMA	3.00	12-1-2045	30,090,144	31,229,847	2.55
FNMA %%	3.00	9-14-2046	23,185,000	24,043,568	1.96
FNMA %%	3.50	9-19-2031	21,320,000	22,509,006	1.83
FNMA	3.50	2-1-2045	21,564,140	22,723,044	1.85
FNMA	3.50	4-1-2045	8,928,646	9,406,078	0.77
FNMA	3.50	12-1-2045	11,983,336	12,624,108	1.03
FNMA %%	3.50	9-14-2046	8,215,000	8,653,989	0.71
FNMA	3.56	1-1-2024	6,882,426	7,591,409	0.62
FNMA %%	4.00	9-14-2046	46,395,000	49,686,145	4.05
FNMA %%	4.50	9-14-2046	45,762,000	49,977,110	4.07
FNMA	5.00	8-1-2040	16,080,192	17,856,910	1.46
FNMA %%	6.00	9-14-2046	15,585,000	17,842,391	1.45
FNMA	0.00-11.00	10-1-2016 to 4-25-2050	197,289,377	207,677,766	16.93
GNMA ±	1.15	5-20-2066	7,477,467	7,465,654	0.61
GNMA %%	3.00	9-21-2046	23,450,000	24,551,967	2.00
GNMA %%	3.50	9-21-2046	36,705,000	38,946,013	3.17
GNMA %%	4.00	9-21-2046	13,155,000	14,057,351	1.15
GNMA Series 2006-68 Class D ±	5.31	12-16-2037	7,627,241	8,064,874	0.66
GNMA	0.01-10.00	12-15-2016 to 4-20-2066	91,165,472	49,148,831	4.01
Resolution Funding Corporation STRIPS ¤	0.00	7-15-2020	16,380,000	15,532,171	1.27
Other securities				10,098,373	0.82

Total Agency Securities (Cost $1,008,502,511)				1,030,073,543	83.97

Asset-Backed Securities: 1.01%
Ally Auto Receivables Trust Series 2015-1 Class A3	1.21	12-20-2017	12,370,000	12,367,943	1.01

Total Asset-Backed Securities (Cost $12,371,109)				12,367,943	1.01

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Government Securities Fund	Summary portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Corporate Bonds and Notes: 1.50%

Financials: 0.75%

Banks: 0.75%
International Bank for Reconstruction and Development	0.88%	8-15-2019	$9,305,000	$9,235,882	0.75%

Utilities: 0.75%

Electric Utilities: 0.75%
Other securities				9,190,187	0.75

Total Corporate Bonds and Notes (Cost $18,657,771)				18,426,069	1.50

Municipal Obligations: 0.60%

Texas: 0.60%
San Antonio TX Retama Development Corporation (Miscellaneous Revenue)	10.00	12-15-2020	5,405,000	7,323,775	0.60

Total Municipal Obligations (Cost $6,374,113)				7,323,775	0.60

Non-Agency Mortgage-Backed Securities: 2.36%
Other securities				28,922,159	2.36

Total Non-Agency Mortgage-Backed Securities (Cost $28,330,443)				28,922,159	2.36

U.S. Treasury Securities: 25.34%
U.S. Treasury Bond	2.88	8-15-2045	55,590,000	63,211,889	5.15
U.S. Treasury Bond	3.00	5-15-2045	11,520,000	13,408,646	1.09
U.S. Treasury Bond	2.25-2.50	5-15-2046 to 8-15-2046	10,800,000	11,181,134	0.91
U.S. Treasury Note ##	0.88	11-30-2016	45,000,000	45,060,165	3.67
U.S. Treasury Note ##	1.13	6-30-2021	8,540,000	8,509,307	0.69
U.S. Treasury Note ##	1.13	7-31-2021	53,150,000	52,936,178	4.32
U.S. Treasury Note ##	1.38	6-30-2023	35,810,000	35,658,918	2.91
U.S. Treasury Note ##	1.50	8-15-2026	16,580,000	16,458,236	1.34
U.S. Treasury Note	1.63	5-15-2026	7,715,000	7,737,304	0.63
U.S. Treasury Note ##	2.00	2-15-2023	46,545,000	48,259,532	3.94
U.S. Treasury Note	1.00-1.63	3-15-2019 to 2-15-2026	8,450,000	8,475,471	0.69

Total U.S. Treasury Securities (Cost $304,027,900)				310,896,780	25.34

Yankee Corporate Bonds and Notes: 0.96%

Financials: 0.53%

Banks: 0.53%
Other securities				6,444,879	0.53

Industrials: 0.43%

Transportation Infrastructure: 0.43%
Other securities				5,269,724	0.43

Total Yankee Corporate Bonds and Notes (Cost $11,693,863)				11,714,603	0.96

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2016	Wells Fargo Government Securities Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Yankee Government Bonds: 1.69%
Hashemite Kingdom of Jordan	3.00%	6-30-2025	$9,800,000	$10,739,252	0.87%
State of Israel	5.50	12-4-2023	8,030,000	10,049,563	0.82

Total Yankee Government Bonds (Cost $20,664,475)				20,788,815	1.69

	Yield		Shares
Short-Term Investments: 8.70%

Investment Companies: 8.52%
Wells Fargo Government Money Market Fund Select Class ##(l)(u)	0.32		104,476,392	104,476,392	8.52

			Principal

U.S. Treasury Securities: 0.18%
U.S. Treasury Bill (z)#	0.25	9-15-2016	$2,225,000	2,224,813	0.18

Total Short-Term Investments (Cost $106,701,162)				106,701,205	8.70

Total investments in securities (Cost $1,517,323,347) *				1,547,214,892	126.13
Other assets and liabilities, net				(320,547,492)	(26.13)

Total net assets				$1,226,667,400	100.00%

¤	The security is issued in zero coupon form with no periodic interest payments.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

%%	Security issued on a when-issued basis

##	All or a portion of this security has been segregated for when-issued securities.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $1,517,440,376 and unrealized gains (losses) consists of:

Gross unrealized gains	$33,299,487
Gross unrealized losses	(3,524,971)

Net unrealized gains	$29,774,516

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Government Securities Fund	Statement of assets and liabilities—August 31, 2016

Assets
Investments
In unaffiliated securities, at value (cost $1,412,846,955)	$1,442,738,500
In affiliated securities, at value (cost $104,476,392)	104,476,392

Total investments, at value (cost $1,517,323,347)	1,547,214,892
Cash	313,278
Principal paydown receivable	112,185
Receivable for Fund shares sold	691,026
Receivable for interest	3,717,951
Receivable for daily variation margin on open futures contracts	5,813
Prepaid expenses and other assets	54,424

Total assets	1,552,109,569

Liabilities
Dividends payable	86,184
Payable for investments purchased	321,310,661
Payable for Fund shares redeemed	3,263,301
Payable for daily variation margin on open futures contracts	6,563
Management fee payable	384,443
Distribution fees payable	17,286
Administration fees payable	123,241
Accrued expenses and other liabilities	250,490

Total liabilities	325,442,169

Total net assets	$1,226,667,400

NET ASSETS CONSIST OF
Paid-in capital	$1,184,135,592
Overdistributed net investment income	(12,618,720)
Accumulated net realized gains on investments	25,309,028
Net unrealized gains on investments	29,841,500

Total net assets	$1,226,667,400

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$483,111,645
Shares outstanding – Class A1	41,970,699
Net asset value per share – Class A	$11.51
Maximum offering price per share – Class A2	$12.05
Net assets – Class B	$189,197
Shares outstanding – Class B1	16,440
Net asset value per share – Class B	$11.51
Net assets – Class C	$27,085,298
Shares outstanding – Class C1	2,353,410
Net asset value per share – Class C	$11.51
Net assets – Administrator Class	$229,168,661
Shares outstanding – Administrator Class[1]	19,915,748
Net asset value per share – Administrator Class	$11.51
Net assets – Institutional Class	$487,112,599
Shares outstanding – Institutional Class[1]	42,356,303
Net asset value per share – Institutional Class	$11.50

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2016	Wells Fargo Government Securities Fund	13

Investment income
Interest	$21,705,526
Income from affiliated securities	78,500

Total investment income	21,784,026

Expenses
Management fee	5,327,568
Administration fees
Class A	745,077
Class B	557
Class C	42,668
Administrator Class	221,670
Institutional Class	383,464
Investor Class	84,461 [1]
Shareholder servicing fees
Class A	1,162,323
Class B	871
Class C	66,669
Administrator Class	552,041
Investor Class	111,134 [1]
Distribution fees
Class B	2,611
Class C	200,008
Custody and accounting fees	82,478
Professional fees	77,658
Registration fees	107,340
Shareholder report expenses	66,839
Trustees’ fees and expenses	23,472
Other fees and expenses	9,102

Total expenses	9,268,011
Less: Fee waivers and/or expense reimbursements	(766,876)

Net expenses	8,501,135

Net investment income	13,282,891

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	31,814,072
Futures transactions	(2,904,714)
TBA sale commitments	7,109

Net realized gains on investments	28,916,467

Net change in unrealized gains (losses) on:
Unaffiliated securities	7,545,351
Futures transactions	1,597,912
TBA sale commitments	(4,062)

Net change in unrealized gains (losses) on investments	9,139,201

Net realized and unrealized gains (losses) on investments	38,055,668

Net increase in net assets resulting from operations	$51,338,559

[1]	For the period from September 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Government Securities Fund	Statement of changes in net assets

	Year ended August 31, 2016		Year ended August 31, 2015

Operations
Net investment income		$13,282,891		$9,771,968
Net realized gains on investments		28,916,467		23,160,151
Net change in unrealized gains (losses) on investments		9,139,201		(8,403,930)

Net increase in net assets resulting from operations		51,338,559		24,528,189

Distributions to shareholders from
Net investment income
Class A		(4,277,535)		(1,703,954)
Class B		(460)		(832)
Class C		(43,846)		(28,250)
Administrator Class		(2,494,382)		(2,081,044)
Institutional Class		(6,145,974)		(6,227,671)
Investor Class		(357,823)[1]		(2,626,026)
Net realized gains
Class A		(2,466,148)		0
Class B		(1,682)		0
Class C		(126,823)		0
Administrator Class		(1,082,005)		0
Institutional Class		(2,329,746)		0

Total distributions to shareholders		(19,326,424)		(12,667,777)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	32,719,497	369,783,886	8,954,742	101,054,999
Class B	2,994	33,790	1,366	15,353
Class C	488,159	5,542,743	215,398	2,419,561
Administrator Class	6,521,712	73,851,766	8,056,276	90,448,540
Institutional Class	11,565,396	130,810,305	10,133,981	113,615,861
Investor Class	600,036 [1]	6,759,663 [1]	4,347,873	48,789,291

		586,782,153		356,343,605

Reinvestment of distributions
Class A	558,652	6,314,765	132,277	1,487,481
Class B	177	1,990	55	612
Class C	5,883	66,185	971	10,885
Administrator Class	311,755	3,525,508	178,706	2,007,738
Institutional Class	699,980	7,911,915	527,852	5,927,967
Investor Class	17,945 [1]	202,596 [1]	227,765	2,561,820

		18,022,959		11,996,503

Payment for shares redeemed
Class A	(12,040,442)	(136,746,177)	(3,992,999)	(44,888,826)
Class B	(34,578)	(390,963)	(57,706)	(648,068)
Class C	(546,462)	(6,193,763)	(682,542)	(7,665,778)
Administrator Class	(6,220,352)	(70,339,734)	(7,982,527)	(89,380,947)
Institutional Class	(11,747,802)	(132,884,647)	(17,526,446)	(196,591,403)
Investor Class	(27,120,176)[1]	(306,372,686)[1]	(8,619,296)	(96,975,184)

		(652,927,970)		(436,150,206)

Net decrease in net assets resulting from capital share transactions		(48,122,858)		(67,810,098)

Total decrease in net assets		(16,110,723)		(55,949,686)

Net assets
Beginning of period		1,242,778,123		1,298,727,809

End of period		$1,226,667,400		$1,242,778,123

Overdistributed net investment income		$(12,618,720)		$(12,581,307)

[1]	For the period from September 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Government Securities Fund	15

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.22	$11.11	$10.77	$11.48	$11.23
Net investment income	0.11 [1]	0.07 [1]	0.05	0.07	0.15
Net realized and unrealized gains (losses) on investments	0.34	0.13	0.40	(0.42)	0.33

Total from investment operations	0.45	0.20	0.45	(0.35)	0.48
Distributions to shareholders from
Net investment income	(0.10)	(0.09)	(0.11)	(0.09)	(0.17)
Net realized gains	(0.06)	0.00	0.00	(0.27)	(0.06)

Total distributions to shareholders	(0.16)	(0.09)	(0.11)	(0.36)	(0.23)
Net asset value, end of period	$11.51	$11.22	$11.11	$10.77	$11.48
Total return[2]	4.03%	1.84%	4.19%	(3.22)%	4.35%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.87%	0.88%	0.85%	0.86%
Net expenses	0.85%	0.85%	0.86%	0.85%	0.86%
Net investment income	0.94%	0.59%	0.56%	0.67%	1.35%
Supplemental data
Portfolio turnover rate	397%	349%	349%	341%	327%
Net assets, end of period (000s omitted)	$483,112	$232,545	$173,772	$202,955	$258,329

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Government Securities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.21	$11.11	$10.77	$11.48	$11.23
Net investment income (loss)	0.01 [1]	(0.01)[1]	(0.02)[1]	(0.03)	0.08 [1]
Net realized and unrealized gains (losses) on investments	0.37	0.12	0.39	(0.41)	0.31

Total from investment operations	0.38	0.11	0.37	(0.44)	0.39
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.03)	(0.00)[2]	(0.08)
Net realized gains	(0.06)	0.00	0.00	(0.27)	(0.06)

Total distributions to shareholders	(0.08)	(0.01)	(0.03)	(0.27)	(0.14)
Net asset value, end of period	$11.51	$11.21	$11.11	$10.77	$11.48
Total return[3]	3.34%	0.99%	3.42%	(3.94)%	3.57%
Ratios to average net assets (annualized)
Gross expenses	1.62%	1.62%	1.61%	1.60%	1.61%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.61%
Net investment income (loss)	0.07%	(0.10)%	(0.18)%	(0.08)%	0.68%
Supplemental data
Portfolio turnover rate	397%	349%	349%	341%	327%
Net assets, end of period (000s omitted)	$189	$537	$1,157	$2,266	$4,727

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Government Securities Fund	17

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.21	$11.11	$10.77	$11.48	$11.23
Net investment income (loss)	0.02 [1]	(0.01)[1]	(0.02)[1]	(0.02)	0.07
Net realized and unrealized gains (losses) on investments	0.36	0.12	0.39	(0.42)	0.32

Total from investment operations	0.38	0.11	0.37	(0.44)	0.39
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.03)	(0.00)[2]	(0.08)
Net realized gains	(0.06)	0.00	0.00	(0.27)	(0.06)

Total distributions to shareholders	(0.08)	(0.01)	(0.03)	(0.27)	(0.14)
Net asset value, end of period	$11.51	$11.21	$11.11	$10.77	$11.48
Total return[3]	3.25%	1.08%	3.42%	(3.94)%	3.57%
Ratios to average net assets (annualized)
Gross expenses	1.62%	1.62%	1.63%	1.60%	1.61%
Net expenses	1.60%	1.60%	1.61%	1.60%	1.61%
Net investment income (loss)	0.16%	(0.13)%	(0.20)%	(0.08)%	0.55%
Supplemental data
Portfolio turnover rate	397%	349%	349%	341%	327%
Net assets, end of period (000s omitted)	$27,085	$26,981	$31,908	$44,647	$75,244

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Government Securities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.21	$11.11	$10.76	$11.48	$11.23
Net investment income	0.13	0.10	0.06	0.09	0.17 [1]
Net realized and unrealized gains (losses) on investments	0.36	0.12	0.42	(0.43)	0.33

Total from investment operations	0.49	0.22	0.48	(0.34)	0.50
Distributions to shareholders from
Net investment income	(0.13)	(0.12)	(0.13)	(0.11)	(0.19)
Net realized gains	(0.06)	0.00	0.00	(0.27)	(0.06)

Total distributions to shareholders	(0.19)	(0.12)	(0.13)	(0.38)	(0.25)
Net asset value, end of period	$11.51	$11.21	$11.11	$10.76	$11.48
Total return	4.34%	1.97%	4.51%	(3.10)%	4.57%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.80%	0.81%	0.79%	0.79%
Net expenses	0.64%	0.64%	0.64%	0.64%	0.64%
Net investment income	1.13%	0.82%	0.79%	0.88%	1.49%
Supplemental data
Portfolio turnover rate	397%	349%	349%	341%	327%
Net assets, end of period (000s omitted)	$229,169	$216,428	$211,589	$339,446	$436,578

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Government Securities Fund	19

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.21	$11.10	$10.76	$11.47	$11.22
Net investment income	0.15	0.11 [1]	0.10	0.11	0.19 [1]
Net realized and unrealized gains (losses) on investments	0.35	0.14	0.39	(0.42)	0.33

Total from investment operations	0.50	0.25	0.49	(0.31)	0.52
Distributions to shareholders from
Net investment income	(0.15)	(0.14)	(0.15)	(0.13)	(0.21)
Net realized gains	(0.06)	0.00	0.00	(0.27)	(0.06)

Total distributions to shareholders	(0.21)	(0.14)	(0.15)	(0.40)	(0.27)
Net asset value, end of period	$11.50	$11.21	$11.10	$10.76	$11.47
Total return	4.42%	2.22%	4.59%	(2.86)%	4.74%
Ratios to average net assets (annualized)
Gross expenses	0.54%	0.54%	0.55%	0.52%	0.53%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.28%	0.99%	0.94%	1.05%	1.71%
Supplemental data
Portfolio turnover rate	397%	349%	349%	341%	327%
Net assets, end of period (000s omitted)	$487,113	$468,859	$540,684	$565,573	$778,919

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Government Securities Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Government Securities Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Notes to financial statements	Wells Fargo Government Securities Fund	21

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

TBA sale commitments

The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Inflation-indexed bonds and TIPS

The Fund may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

22	Wells Fargo Government Securities Fund	Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized gains on investments
$(284)	$284

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Government Securities Fund	23

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$1,030,072,985	$558	$1,030,073,543

Asset-backed securities	0	12,367,943	0	12,367,943

Corporate bonds and notes	0	18,426,069	0	18,426,069

Municipal obligations	0	7,323,775	0	7,323,775

Non-agency mortgage-backed securities	0	28,922,159	0	28,922,159

U.S. Treasury securities	310,896,780	0	0	310,896,780

Yankee corporate bonds and notes	0	11,714,603	0	11,714,603

Yankee government bonds	0	20,788,815	0	20,788,815

Short-term investments
Investment companies	104,476,392	0	0	104,476,392
U.S. Treasury securities	2,224,813	0	0	2,224,813
	417,597,985	1,129,616,349	558	1,547,214,892
Futures contracts	5,813	0	0	5,813
Total assets	$417,603,798	$1,129,616,349	$558	$1,547,220,705
Liabilities
Futures contracts	$6,563	$0	$0	$6,563
Total liabilities	$6,563	$0	$0	$6,563

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.45% and declining to 0.33% as the average daily net assets of the Fund increase. For the year ended August 31, 2016, the management fee was equivalent to an annual rate of 0.43% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

24	Wells Fargo Government Securities Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares, 0.64% for Administrator Class shares, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended August 31, 2016, Funds Distributor received $10,170 from the sale of Class A shares and $1,000 and $533 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2016 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$5,744,510,523	$121,939,210	$5,833,699,650	$95,566,248

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2016, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

Notes to financial statements	Wells Fargo Government Securities Fund	25

At August 31, 2016, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at August 31, 2016	Unrealized gains (losses)
12-20-2016	JPMorgan	24 Short	U.S. Treasury Bonds	$4,089,000	$(605)
12-20-2016	JPMorgan	59 Long	10-Year U.S. Treasury Notes	7,724,391	(13,832)
12-30-2016	JPMorgan	372 Long	5-Year U.S. Treasury Notes	45,105,000	(53,019)
12-30-2016	JPMorgan	162 Short	2-Year U.S. Treasury Notes	35,366,625	17,411

The Fund had an average notional amount of $89,375,004 and $37,171,677 in long futures contracts and short futures contracts, respectively, during the year ended August 31, 2016.

On August 31 2016, the cumulative unrealized losses on futures contracts in the amount of $50,045 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable and payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Summary Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	JPMorgan	$5,813	$(5,813)	$0	$0

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Futures – variation margin	JPMorgan	$6,563	$(5,813)	$(750)	$0
[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2016, there were no borrowings by the Fund under the agreement.

26	Wells Fargo Government Securities Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 were as follows:

	Year ended August 31
	2016	2015
Ordinary income	$15,673,747	$11,607,144
Long-term capital gain	3,652,677	1,060,633

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$17,352,698	$8,921,550	$16,367,160

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Government Securities Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Government Securities Fund (formerly known as Wells Fargo Advantage Government Securities Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Government Securities Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2016

28	Wells Fargo Government Securities Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $3,652,677 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2016.

For the fiscal year ended August 31, 2016, $12,705,218 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2016, $2,353,727 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2016, 23.55% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Government Securities Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

30	Wells Fargo Government Securities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 71 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Government Securities Fund	31

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Government Securities Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

32	Wells Fargo Government Securities Fund	Other information (unaudited)

The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was in range of its benchmark, the Barclays U.S. Aggregate ex Credit Index, for ten-year period under review and lower than its benchmark for all other periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Government Securities Fund	33

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34	Wells Fargo Government Securities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245790 10-16 A216/AR216 08-16

Annual Report

August 31, 2016

Wells Fargo High Yield Bond Fund

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The views expressed and any forward-looking statements are as of August 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo High Yield Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Even though the Fed raised its key rate during the period, it was a modest increase and further rate hikes were not immediately forthcoming. As a result, market yields declined and bond prices rose.

Low global yields incented investors to take on additional risk by purchasing high-yield bonds.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo High Yield Bond Fund for the 12-month period that ended August 31, 2016. During this period, fixed-income markets benefited from a combination of accommodative monetary policy, continued (if low) U.S. economic growth, and a moderate high-yield default rate outside of commodity-related sectors.

The U.S. economy achieved low but continued growth over the reporting period.

Toward the beginning of the reporting period, real U.S. gross domestic product (GDP) came in at a solid 2% year-over-year growth rate for the third quarter of 2015. Real GDP growth remained positive, even as it trailed off in subsequent quarters—falling below 1% in the fourth quarter of 2015 and the first quarter of 2016 and just topping 1% in the second quarter of 2016. The unemployment rate showed modest improvement, dipping below 5.0% toward the latter part of the reporting period.

Global central bank policy remained accommodative.

The U.S. economy remained strong enough that in December 2015, the Federal Reserve (Fed) raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. However, the Fed clarified that future interest-rate increases would be gradual; as of the end of the reporting period, the Fed remained on hold. Other major central banks continued to pressure interest rates into historically low and even negative territory. In Europe, for example, the European Central Bank (ECB) pushed its rate for banks’ excess reserves to -0.40% in March 2016 in an effort to encourage lending. In addition, the ECB kept its main refinancing rate at zero and continued to provide liquidity through an asset-purchasing program. Likewise, after the United Kingdom voted to leave the European Union in June 2016, the Bank of England announced that it would buy corporate bonds with the goal of lowering borrowing costs and encouraging businesses to invest.

As a result of the favorable macroeconomic backdrop, fixed-income markets rallied across the board.

Even though the Fed raised its key rate during the period, it was a modest increase and further rate hikes were not immediately forthcoming. As a result, market yields declined and bond prices rose. The Bloomberg Barclays U.S. Aggregate Bond Index,1 a proxy for the broad investment-grade market, returned 5.97% for the period.

Low global yields incented investors to take on additional risk by purchasing high-yield bonds. It helped that the solid U.S. economy kept the high-yield default rate low for non-commodity-related companies. Although Moody’s Investors Service, Incorporated, projected in July 2016 that the U.S. high-yield default rate could reach 6.4% by the end of 2016, much of that number came from metals and mining firms (10.2% projected default rate) and oil and gas companies (8.6% projected default rate). The Bloomberg Barclays U.S. Corporate High Yield Bond Index2 returned 9.07% for the period.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[2]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index (formerly known as Barclays U.S. Corporate High Yield Bond Index) is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo High Yield Bond Fund	3

without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo High Yield Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret D. Patel

Average annual total returns (%) as of August 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKHAX)	1-20-1998	4.30	5.76	6.33	9.25	6.72	6.81	0.99	0.93
Class B (EKHBX)*	9-11-1935	3.43	5.61	6.26	8.43	5.93	6.26	1.74	1.68
Class C (EKHCX)	1-21-1998	7.44	5.93	6.02	8.44	5.93	6.02	1.74	1.68
Administrator Class (EKHYX)	4-14-1998	–	–	–	9.48	6.96	7.06	0.93	0.80
Institutional Class (EKHIX)	10-31-2014	–	–	–	9.27	7.00	7.08	0.66	0.53
BofA Merrill Lynch U.S. High Yield Constrained Index[4]	–	–	–	–	9.22	7.31	7.75	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo High Yield Bond Fund	5

Growth of $10,000 investment as of August 31, 2016[5]

[1]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class would be higher. Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen High Income Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through December 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The BofA Merrill Lynch U.S. High Yield Constrained Index (formerly BofA Merrill Lynch U.S. High Yield Master II Constrained Index) is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the BofA Merrill Lynch U.S. High Yield Constrained Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

6	Wells Fargo High Yield Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund (Class A, excluding sales charges) outperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index, for the 12-month period that ended August 31, 2016.

■	The Fund’s overweight to better-quality, BB-rated high-yield bonds contributed to performance during the fiscal year. In addition to coupon income earned, many bonds in the portfolio had capital appreciation, adding to total return.

■	The Fund’s substantial underweight to the metals, mining, and energy sectors contributed to the Fund’s outperformance. In addition, the Fund’s modest allocation to common stocks (less than 10% of total assets) provided above-index returns. Detractors included some of the Fund’s holdings in the energy, independent power, and health care sectors.

Virtually all sectors of the bond market delivered positive total returns over the fiscal year.

Low inflation and positive, albeit sluggish, growth provided a positive backdrop for fixed-income investors of all quality sectors, supporting U.S. Treasuries as well as investment-grade and high-yield corporate bonds. Strong demand for fixed-income securities caused yields generally to decline. For example, at the beginning of August 2015, the 10-year Treasury bond yielded approximately 2.20%; by August 2016, the yield had dropped to 1.57%.

The average yield for high-yield bonds also declined, and the yield advantage of high-yield bonds over similar-maturity Treasury bonds dropped from 574 basis points (bps; 100 basis points equals 1.00%) at the beginning of the fiscal year to 524 bps at the end.

Bonds issued by energy, metals, and mining companies lagged the market for most of the fiscal year as oil and other commodities continued to trade at depressed prices. Many of these companies had bonds that were rated CCC, and thus lower-rated high-yield bonds also underperformed for the period. However, when the prices of energy and select commodities rebounded from distressed levels early in 2016, investors became more optimistic about the viability of many energy companies and prices of their bonds moved up substantially.

Ten largest holdings (%) as of August 31, 2016[6]
Diebold Incorporated, 8.50%, 4-15-2024	2.82
Mallinckrodt plc, 5.50%, 4-15-2025	2.78
Wesco Distribution Incorporated, 5.38%, 6-15-2024	2.63
Post Holdings Incorporated, 5.00%, 8-15-2026	2.41
SPX FLOW Incorporated, 5.88%, 8-15-2026	2.24
HD Supply Incorporated, 5.75%, 4-15-2024	1.99
A. Schulman Incorporated, 6.88%, 6-1-2023	1.94
Iron Mountain Incorporated, 5.38%, 6-1-2026	1.68
Tronox Finance LLC, 6.38%, 8-15-2020	1.66
Teleflex Incorporated, 4.88%, 6-1-2026	1.58

The Fund benefited from a relatively high-quality portfolio as well as favorable sector positioning.

The Fund’s above-benchmark allocation to holdings in better-quality BB-rated bonds aided its performance relative to the index. Likewise, the Fund benefited from a lack of exposure to lower-quality CCC-rated issues, especially issues of companies that filed for bankruptcy or whose financial condition deteriorated substantially. Holdings in industries such as consumer discretionary, consumer staples, industrials, and information technology outperformed the index, as did the materials subsectors of specialty chemicals and packaging. Most of these companies had revenues concentrated in the U.S. and thus benefited from domestic economic growth, especially from the consumer sectors.

In the materials sector, bonds of specialty chemicals company Celanese Corporation, commodity titanium dioxide producer Tronox Limited, and specialty fiber manufacturer Rayonier Advanced Materials Incorporated performed well. Bonds of CommScope Holding Company, Incorporated, a provider of cable and connectivity solutions, also contributed. The Fund’s stock allocation remained moderate at 9% of total assets; however, the Fund’s holdings substantially outperformed the high-yield market and thus provided incremental return.

The Fund’s modest exposure to the energy sector aided relative returns in the first half of the fiscal year. However, since the low point in energy prices in the first quarter of 2016, bonds in the sector have bounced back. As the outlook for energy became less clouded, the Fund added to its holdings in the sector through common stocks rather than bonds. We believed that energy stocks offered better capital appreciation potential than energy bonds, as well as considerably higher liquidity.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo High Yield Bond Fund	7

Detractors to Fund performance included bonds of Bristow Group Incorporated, a provider of helicopter services to the energy sector. In addition, bonds of some nonregulated independent power companies—such as NRG Energy, Incorporated, and Dynegy Incorporated—detracted from performance because investors worried about excess power capacity and declining power prices. Also, bonds of several small pharmaceuticals companies produced negative returns.

Credit quality as of August 31, 2016[7]

The Fund is positioned to reflect our forecast of continued slow economic growth; moderate default rates for high-yield bonds; and the remote prospect of another rate hike by the Federal Reserve.

The portfolio is overweight BB-rated and better-quality B-rated issues, with continued avoidance of CCC-rated and distressed holdings, which we believe do not represent good relative investment value. In addition, the portfolio is concentrated in companies whose operations are primarily in the U.S., with minimal exposure to companies whose products and services are dependent on emerging markets economies, many of which appear to be near recession.

Virtually all of the Fund’s bond holdings are in companies with public equity outstanding, which we think provides a more flexible capital structure and more transparent reporting of financial results. We continue to hold a modest amount—about 9%—of total assets in stocks, believing that this exposure offers fixed-income investors the potential for capital appreciation.

Currently, many investors are worried that the Federal Reserve (Fed) might further raise short-term interest rates—following the Fed raising its short-term rate by 0.25% in December 2015—with possible negative effects on the yields and prices of high-yield bonds. We believe the prospect of a further increase in rates is remote. If there is risk to the high-yield bond market, we believe it would most likely arise from continued low economic growth and consequent pressure on revenues, prices, and the ability of highly levered companies to service their debt burden. Thus, we continue to believe that positioning the Fund in relatively higher-quality issues and in industries we perceive to be stable to growing offers the best possibility of earning attractive total returns.

Please see footnotes on page 5.

8	Wells Fargo High Yield Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2016 to August 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$989.09	$4.96	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.15	$5.04	0.99%
Class B
Actual	$1,000.00	$985.40	$8.78	1.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	$8.91	1.76%
Class C
Actual	$1,000.00	$985.42	$8.75	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.32	$8.88	1.75%
Administrator Class
Actual	$1,000.00	$993.42	$4.01	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.06	0.80%
Institutional Class
Actual	$1,000.00	$987.57	$2.97	0.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.15	$3.02	0.59%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2016	Wells Fargo High Yield Bond Fund	9

Security name	Shares	Value

Common Stocks: 9.31%

Consumer Discretionary: 0.53%

Auto Components: 0.09%
Gentex Corporation	30,000	$533,700

Household Durables: 0.44%
Harman International Industries Incorporated	8,000	677,520
Leggett & Platt Incorporated	15,000	787,200
Newell Rubbermaid Incorporated	24,000	1,273,920

		2,738,640

Consumer Staples: 0.43%

Food Products: 0.26%
ConAgra Foods Incorporated	35,000	1,631,350

Personal Products: 0.17%
The Estee Lauder Companies Incorporated Class A	12,000	1,070,760

Energy: 3.40%

Oil, Gas & Consumable Fuels: 3.40%
EQT Corporation	5,000	357,500
Kinder Morgan Incorporated	225,000	4,916,250
Plains All American Pipeline LP	200,000	5,612,000
Tesoro Logistics LP	85,000	4,076,600
The Williams Companies Incorporated	220,000	6,146,800

		21,109,150

Financials: 1.43%

Real Estate Management & Development: 0.10%
CBRE Group Incorporated Class A †	20,000	597,800

REITs: 1.33%
Crown Castle International Corporation	65,000	6,160,050
Equinix Incorporated	3,000	1,105,950
Saul Centers Incorporated	15,000	994,200

		8,260,200

Health Care: 0.83%

Health Care Equipment & Supplies: 0.18%
C.R. Bard Incorporated	4,000	883,360
West Pharmaceutical Services Incorporated	3,000	245,490

		1,128,850

Pharmaceuticals: 0.65%
Eli Lilly & Company	50,000	3,887,500
Shire plc ADR	741	138,700

		4,026,200

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo High Yield Bond Fund	Portfolio of investments—August 31, 2016

Security name			Shares	Value

Industrials: 0.86%

Aerospace & Defense: 0.59%
Huntington Ingalls Industries Incorporated			5,000	$825,850
Raytheon Company			10,000	1,401,300
TransDigm Group Incorporated †			5,000	1,425,950

				3,653,100

Machinery: 0.27%
John Bean Technologies Corporation			25,000	1,717,000

Information Technology: 1.65%

Internet Software & Services: 0.08%
Akamai Technologies Incorporated †			9,000	494,100

IT Services: 0.25%
NeuStar Incorporated Class A «†			60,000	1,524,600

Semiconductors & Semiconductor Equipment: 1.32%
Broadcom Limited			30,000	5,292,600
Microsemi Corporation †			5,000	199,800
Xilinx Incorporated			50,000	2,710,500

				8,202,900

Utilities: 0.18%

Gas Utilities: 0.18%
Atmos Energy Corporation			15,000	1,105,500

Total Common Stocks (Cost $54,307,162)				57,793,850

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 78.79%

Consumer Discretionary: 10.07%

Auto Components: 1.41%
Dana Holding Corporation	5.50%	12-15-2024	$2,000,000	2,050,000
Goodyear Tire & Rubber Company	5.13	11-15-2023	2,500,000	2,612,500
Tenneco Incorporated	5.00	7-15-2026	4,000,000	4,120,000

				8,782,500

Diversified Consumer Services: 0.80%
Ashtead Capital Incorporated 144A	5.63	10-1-2024	2,935,000	3,085,419
Avis Budget Car Rental LLC / Avis Budget Finance Incorporated 144A	6.38	4-1-2024	1,800,000	1,899,900

				4,985,319

Hotels, Restaurants & Leisure: 0.52%
Speedway Motorsports Incorporated	5.13	2-1-2023	3,115,000	3,216,238

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo High Yield Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Household Durables: 1.33%
KB Home	7.50%	9-15-2022	$3,000,000	$3,202,500
Lennar Corporation	4.75	5-30-2025	2,500,000	2,593,750
Newell Brands Incorporated 144A	5.00	11-15-2023	2,300,000	2,446,885

				8,243,135

Media: 3.27%
CCO Holdings LLC 144A	5.75	2-15-2026	3,000,000	3,210,000
Cequel Communications Holdings I LLC 144A	5.13	12-15-2021	2,000,000	2,022,500
Clear Channel Worldwide Holdings Incorporated	6.50	11-15-2022	3,000,000	3,033,750
DISH DBS Corporation	5.88	7-15-2022	3,000,000	3,056,250
McGraw-Hill Global Education Holdings LLC 144A	7.88	5-15-2024	5,500,000	5,885,000
Sinclair Television Group Incorporated 144A	5.63	8-1-2024	3,000,000	3,124,800

				20,332,300

Specialty Retail: 2.74%
Group 1 Automotive Incorporated	5.00	6-1-2022	3,065,000	3,080,325
Penske Auto Group Incorporated	5.75	10-1-2022	8,200,000	8,507,500
Sally Holdings LLC / Sally Capital Incorporated	5.63	12-1-2025	5,000,000	5,415,000

				17,002,825

Consumer Staples: 5.27%

Beverages: 1.03%
Constellation Brands Incorporated	4.75	11-15-2024	5,876,000	6,404,840

Food Products: 3.89%
Dean Foods Company 144A	6.50	3-15-2023	6,000,000	6,375,000
Post Holdings Incorporated 144A	5.00	8-15-2026	15,000,000	14,962,500
TreeHouse Foods Incorporated	4.88	3-15-2022	2,730,000	2,832,375

				24,169,875

Household Products: 0.35%
Spectrum Brands Incorporated	5.75	7-15-2025	2,000,000	2,167,500

Energy: 5.09%

Oil, Gas & Consumable Fuels: 5.09%
Carrizo Oil & Gas Incorporated «	6.25	4-15-2023	1,814,000	1,791,325
Concho Resources Incorporated	5.50	4-1-2023	2,000,000	2,065,000
Crestwood Midstream Partners LP	6.13	3-1-2022	2,500,000	2,431,250
Newfield Exploration Company	5.38	1-1-2026	2,065,000	2,075,325
ONEOK Incorporated	4.25	2-1-2022	2,000,000	1,935,000
ONEOK Incorporated	7.50	9-1-2023	2,000,000	2,215,000
Plains All American Pipeline LP	3.85	10-15-2023	1,000,000	995,095
Sabine Pass Liquefaction LLC	5.63	2-1-2021	3,500,000	3,675,000
Targa Resources Partners Incorporated	6.88	2-1-2021	2,000,000	2,070,000
Tennessee Gas Pipeline Company	7.00	3-15-2027	5,000,000	5,913,475
Tesoro Logistics LP	6.13	10-15-2021	3,500,000	3,666,250
Valvoline Incorporated 144A	5.50	7-15-2024	2,630,000	2,760,185

				31,592,905

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo High Yield Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Financials: 6.45%

Banks: 0.51%
Bank of America Corporation ±	6.10%	12-29-2049	$3,000,000	$3,153,750

Consumer Finance: 0.84%
Navient Corporation	5.88	10-25-2024	3,000,000	2,827,500
SLM Corporation	5.50	1-25-2023	2,500,000	2,375,000

				5,202,500

Insurance: 0.52%
Genworth Holdings Incorporated	4.80	2-15-2024	4,000,000	3,220,000

REITs: 4.58%
Equinix Incorporated	5.75	1-1-2025	8,193,000	8,766,510
Iron Mountain Incorporated 144A	5.38	6-1-2026	10,250,000	10,455,000
Iron Mountain Incorporated	5.75	8-15-2024	5,000,000	5,187,500
Sabra Health Care Incorporated	5.38	6-1-2023	4,000,000	4,075,000

				28,484,010

Health Care: 8.73%

Health Care Equipment & Supplies: 1.74%
Halyard Health Incorporated	6.25	10-15-2022	1,000,000	1,022,500
Teleflex Incorporated	4.88	6-1-2026	9,415,000	9,815,138

				10,837,638

Health Care Providers & Services: 6.25%
DaVita HealthCare Partners Incorporated	5.00	5-1-2025	5,000,000	5,067,500
DaVita HealthCare Partners Incorporated	5.13	7-15-2024	2,000,000	2,065,000
HCA Incorporated	4.75	5-1-2023	6,000,000	6,277,500
HCA Incorporated	5.38	2-1-2025	2,500,000	2,582,200
HealthSouth Corporation	5.13	3-15-2023	5,000,000	5,062,500
HealthSouth Corporation	5.75	11-1-2024	6,000,000	6,222,000
HealthSouth Corporation	5.75	9-15-2025	3,750,000	3,923,438
Kindred Healthcare Incorporated	8.75	1-15-2023	4,000,000	4,090,000
Select Medical Corporation	6.38	6-1-2021	3,500,000	3,504,375

				38,794,513

Life Sciences Tools & Services: 0.50%
Quintiles Transnational Corporation 144A	4.88	5-15-2023	3,000,000	3,120,000

Pharmaceuticals: 0.24%
AMAG Pharmaceuticals Incorporated 144A	7.88	9-1-2023	1,500,000	1,475,625

Industrials: 16.67%

Aerospace & Defense: 5.56%
DigitalGlobe Incorporated 144A	5.25	2-1-2021	3,000,000	2,985,000
Huntington Ingalls Industries Incorporated 144A	5.00	11-15-2025	6,500,000	6,979,375
Moog Incorporated 144A	5.25	12-1-2022	5,000,000	5,150,000
Orbital ATK Incorporated	5.50	10-1-2023	4,114,000	4,329,985

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo High Yield Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Aerospace & Defense (continued)
TransDigm Group Incorporated 144A	6.38%	6-15-2026	$9,200,000	$9,384,000
TransDigm Group Incorporated	6.50	7-15-2024	2,000,000	2,075,000
TransDigm Group Incorporated	6.50	5-15-2025	3,500,000	3,622,500

				34,525,860

Airlines: 0.47%
United Continental Holdings Incorporated «	6.00	12-1-2020	2,700,000	2,889,000

Commercial Services & Supplies: 1.74%
Clean Harbors Incorporated	5.13	6-1-2021	7,663,000	7,873,733
West Corporation 144A	5.38	7-15-2022	3,000,000	2,925,000

				10,798,733

Machinery: 3.32%
Oshkosh Corporation	5.38	3-1-2025	4,163,000	4,371,150
SPX FLOW Incorporated 144A	5.88	8-15-2026	13,500,000	13,938,750
Terex Corporation	6.00	5-15-2021	2,250,000	2,319,750

				20,629,650

Road & Rail: 0.46%
The Hertz Corporation	5.88	10-15-2020	2,750,000	2,849,688

Trading Companies & Distributors: 5.12%
HD Supply Incorporated 144A	5.75	4-15-2024	11,582,000	12,334,830
United Rentals North America Incorporated	5.75	11-15-2024	3,000,000	3,120,000
Wesco Distribution Incorporated 144A	5.38	6-15-2024	16,000,000	16,360,000

				31,814,830

Information Technology: 12.47%

Communications Equipment: 2.07%
CommScope Incorporated 144A	5.50	6-15-2024	8,200,000	8,610,000
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	4,000,000	4,245,000

				12,855,000

Electronic Equipment, Instruments & Components: 0.76%
Belden Incorporated 144A	5.50	9-1-2022	4,500,000	4,691,250

IT Services: 1.77%
First Data Corporation 144A	5.00	1-15-2024	3,000,000	3,052,500
NeuStar Incorporated «(i)	4.50	1-15-2023	8,850,000	7,920,750

				10,973,250

Semiconductors & Semiconductor Equipment: 3.53%
Micron Technology Incorporated	5.50	2-1-2025	4,900,000	4,746,875
Micron Technology Incorporated 144A	5.63	1-15-2026	6,750,000	6,446,250
Micron Technology Incorporated 144A	7.50	9-15-2023	4,000,000	4,410,000
Microsemi Corporation 144A	9.13	4-15-2023	5,500,000	6,297,500

				21,900,625

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo High Yield Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Software: 1.00%
Nuance Communications Company 144A	6.00%	7-1-2024	$6,000,000	$6,240,000

Technology Hardware, Storage & Peripherals: 3.34%
Diebold Incorporated 144A	8.50	4-15-2024	17,200,000	17,501,000
Western Digital Corporation 144A	7.38	4-1-2023	3,000,000	3,255,000

				20,756,000

Materials: 9.85%

Chemicals: 6.28%
A. Schulman Incorporated 144A	6.88	6-1-2023	12,000,000	12,060,000
Olin Corporation	5.50	8-15-2022	8,275,000	8,357,750
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	7,775,000	7,178,658
Scotts Miracle-Gro Company 144A	6.00	10-15-2023	1,000,000	1,068,750
Tronox Finance LLC	6.38	8-15-2020	11,400,000	10,317,000

				38,982,158

Containers & Packaging: 2.39%
Ball Corporation	4.00	11-15-2023	1,500,000	1,526,250
Ball Corporation	5.00	3-15-2022	1,070,000	1,155,600
Berry Plastics Corporation	5.13	7-15-2023	2,000,000	2,057,500
Berry Plastics Corporation	6.00	10-15-2022	4,000,000	4,262,500
Crown Americas Capital Corporation IV	4.50	1-15-2023	2,000,000	2,090,000
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	2,000,000	2,187,500
Sealed Air Corporation 144A	5.25	4-1-2023	1,500,000	1,601,250

				14,880,600

Metals & Mining: 0.43%
Steel Dynamics Incorporated	5.50	10-1-2024	2,550,000	2,690,250

Paper & Forest Products: 0.75%
P.H. Glatfelter Company	5.38	10-15-2020	4,630,000	4,653,150

Telecommunication Services: 2.90%

Diversified Telecommunication Services: 1.46%
Frontier Communications Corporation	6.25	9-15-2021	2,615,000	2,550,462
Level 3 Financing Incorporated 144A	5.25	3-15-2026	6,265,000	6,499,938

				9,050,400

Wireless Telecommunication Services: 1.44%
Sprint Corporation	7.88	9-15-2023	7,000,000	6,790,000
T-Mobile USA Incorporated	6.50	1-15-2026	2,000,000	2,188,750

				8,978,750

Utilities: 1.29%

Electric Utilities: 0.71%
DPL Incorporated	7.25	10-15-2021	4,375,000	4,412,188

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo High Yield Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Independent Power & Renewable Electricity Producers: 0.58%
NRG Energy Incorporated	6.63%	3-15-2023	$3,500,000	$3,570,000

Total Corporate Bonds and Notes (Cost $482,286,280)				489,326,855

Yankee Corporate Bonds and Notes: 10.42%

Consumer Discretionary: 2.75%

Auto Components: 1.39%
Adient Global Holdings Company 144A	4.88	8-15-2026	8,500,000	8,616,875

Automobiles: 0.50%
Fiat Chrysler Automobiles NV «	5.25	4-15-2023	3,000,000	3,094,500

Hotels, Restaurants & Leisure: 0.52%
International Game Technology 144A	6.50	2-15-2025	3,000,000	3,252,000

Media: 0.34%
Quebecor Media Incorporated	5.75	1-15-2023	2,000,000	2,102,500

Financials: 0.65%

Banks: 0.65%
Royal Bank of Scotland Group plc	5.13	5-28-2024	4,000,000	4,047,036

Health Care: 2.78%

Pharmaceuticals: 2.78%
Mallinckrodt plc 144A	5.50	4-15-2025	17,500,000	17,237,500

Industrials: 1.69%

Electrical Equipment: 1.69%
Sensata Technologies BV 144A	4.88	10-15-2023	3,000,000	3,097,500
Sensata Technologies BV 144A	5.63	11-1-2024	7,000,000	7,420,000

				10,517,500

Information Technology: 1.77%

Semiconductors & Semiconductor Equipment: 0.49%
NXP Funding LLC 144A	3.88	9-1-2022	3,000,000	3,048,750

Technology Hardware, Storage & Peripherals: 1.28%
Seagate HDD Cayman	4.75	6-1-2023	4,140,000	4,032,360
Seagate HDD Cayman	4.88	6-1-2027	4,500,000	3,928,239

				7,960,599

Materials: 0.11%

Chemicals: 0.11%
Ineos Group Holdings plc 144A	5.88	2-15-2019	690,000	707,250

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo High Yield Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 0.67%

Diversified Telecommunication Services: 0.67%
Virgin Media Finance plc 144A	5.75%	1-15-2025	$2,000,000	$2,035,000
Virgin Media Finance plc 144A	6.38	4-15-2023	2,000,000	2,130,000

				4,165,000

Total Yankee Corporate Bonds and Notes (Cost $63,929,914)				64,749,510

	Yield		Shares
Short-Term Investments: 2.48%

Investment Companies: 2.48%
Securities Lending Cash Investments LLC (l)(r)(u)	0.51		14,500,405	14,500,405
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32		879,365	879,365

Total Short-Term Investments (Cost $15,379,770)				15,379,770

Total investments in securities (Cost $615,903,126) *	101.00%	627,249,985
Other assets and liabilities, net	(1.00)	(6,197,003)

Total net assets	100.00%	$621,052,982

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $615,858,913 and unrealized gains (losses) consists of:

Gross unrealized gains	$17,323,549
Gross unrealized losses	(5,932,477)

Net unrealized gains	$11,391,072

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2016	Wells Fargo High Yield Bond Fund	17

Assets
Investments
In unaffiliated securities (including $14,247,211 of securities loaned), at value (cost $600,523,356)	$611,870,215
In affiliated securities, at value (cost $15,379,770)	15,379,770

Total investments, at value (cost $615,903,126)	627,249,985
Foreign currency, at value (cost $45)	38
Receivable for investments sold	14,804,114
Receivable for Fund shares sold	487,887
Receivable for dividends and interest	8,583,305
Receivable for securities lending income	18,456
Prepaid expenses and other assets	195,747

Total assets	651,339,532

Liabilities
Dividends payable	160,697
Payable for investments purchased	13,120,974
Payable for Fund shares redeemed	1,915,712
Payable upon receipt of securities loaned	14,500,405
Management fee payable	239,747
Distribution fees payable	46,914
Administration fees payable	74,624
Accrued expenses and other liabilities	227,477

Total liabilities	30,286,550

Total net assets	$621,052,982

NET ASSETS CONSIST OF
Paid-in capital	$672,079,835
Overdistributed net investment income	(196,253)
Accumulated net realized losses on investments	(62,177,452)
Net unrealized gains on investments	11,346,852

Total net assets	$621,052,982

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$370,560,123
Shares outstanding – Class A1	111,961,853
Net asset value per share – Class A	$3.31
Maximum offering price per share – Class A2	$3.47
Net assets – Class B	$874,020
Shares outstanding – Class B1	263,977
Net asset value per share – Class B	$3.31
Net assets – Class C	$72,908,224
Shares outstanding – Class C1	22,025,252
Net asset value per share – Class C	$3.31
Net assets – Administrator Class	$76,687,925
Shares outstanding – Administrator Class[1]	23,140,185
Net asset value per share – Administrator Class	$3.31
Net assets – Institutional Class	$100,022,690
Shares outstanding – Institutional Class[1]	30,207,015
Net asset value per share – Institutional Class	$3.31

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo High Yield Bond Fund	Statement of operations—year ended August 31, 2016

Investment income
Interest	$15,068,144
Dividends	613,009
Securities lending income, net	86,677
Income from affiliated securities	15,833

Total investment income	15,783,663

Expenses
Management fee	1,651,035
Administration fees
Class A	310,697
Class B	1,910
Class C	92,650
Administrator Class	26,725
Institutional Class	16,640
Shareholder servicing fees
Class A	485,465
Class B	2,985
Class C	144,765
Administrator Class	66,545
Distribution fees
Class B	8,954
Class C	434,296
Custody and accounting fees	23,644
Professional fees	61,969
Registration fees	82,305
Shareholder report expenses	47,937
Trustees’ fees and expenses	22,849
Other fees and expenses	13,954

Total expenses	3,495,325
Less: Fee waivers and/or expense reimbursements	(151,135)

Net expenses	3,344,190

Net investment income	12,439,473

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	2,468,118
Net change in unrealized gains (losses) on investments	14,548,500

Net realized and unrealized gains (losses) on investments	17,016,618

Net increase in net assets resulting from operations	$29,456,091

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo High Yield Bond Fund	19

	Year ended August 31, 2016		Year ended August 31, 2015

Operations
Net investment income		$12,439,473		$11,161,399
Net realized gains on investments		2,468,118		2,411,089
Net change in unrealized gains (losses) on investments		14,548,500		(19,579,630)

Net increase (decrease) in net assets resulting from operations		29,456,091		(6,007,142)

Distributions to shareholders from
Net investment income
Class A		(8,231,331)		(8,019,970)
Class B		(41,400)		(93,822)
Class C		(2,013,680)		(2,197,041)
Administrator Class		(1,185,630)		(796,962)
Institutional Class		(967,432)		(52,204)[1]

Total distributions to shareholders		(12,439,473)		(11,159,999)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,383,861	29,682,819	11,660,936	38,274,681
Class B	165	526	52,608	173,419
Class C	1,259,352	3,956,961	780,954	2,557,227
Administrator Class	16,547,411	52,617,588	1,586,653	5,225,031
Institutional Class	10,125,016	32,190,136	1,709,640 [1]	5,538,268 [1]

		118,448,030		51,768,626

Reinvestment of distributions
Class A	2,344,915	7,410,100	2,163,645	7,069,289
Class B	12,281	38,420	25,351	82,962
Class C	595,681	1,874,343	619,791	2,025,306
Administrator Class	357,722	1,144,565	223,657	732,250
Institutional Class	279,028	902,169	6,536 [1]	20,901 [1]

		11,369,597		9,930,708

Payment for shares redeemed
Class A	(22,733,052)	(72,954,063)	(19,652,201)	(64,201,730)
Class B	(357,396)	(1,119,172)	(670,606)	(2,199,762)
Class C	(3,898,147)	(12,192,356)	(3,849,430)	(12,539,667)
Administrator Class	(5,299,319)	(16,891,021)	(3,665,523)	(11,914,124)
Institutional Class	(5,244,048)	(16,751,259)	(185,001)[1]	(603,958)[1]

		(119,907,871)		(91,459,241)

Net asset value of shares issued in acquisition
Class A	66,188,415	216,913,577	0	0
Class B	17,689	57,990	0	0
Class C	4,839,084	15,861,615	0	0
Administrator Class	7,384,049	24,232,395	0	0
Institutional Class	23,515,844	77,106,122	0 [1]	0 [1]

		334,171,699		0

Net increase (decrease) in net assets resulting from capital share transactions		344,081,455		(29,759,907)

Total increase (decrease) in net assets		361,098,073		(46,927,048)

Net assets
Beginning of period		259,954,909		306,881,957

End of period		$621,052,982		$259,954,909

Overdistributed net investment income		$(196,253)		$(119,927)

[1]	For the period from October 31, 2014 (commencement of class operations) to August 31, 2015

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$3.16	$3.35	$3.15	$3.18	$3.03
Net investment income	0.13	0.13	0.14	0.15	0.20
Net realized and unrealized gains (losses) on investments	0.15	(0.19)	0.20	(0.03)	0.15

Total from investment operations	0.28	(0.06)	0.34	0.12	0.35
Distributions to shareholders from
Net investment income	(0.13)	(0.13)	(0.14)	(0.15)	(0.20)
Net asset value, end of period	$3.31	$3.16	$3.35	$3.15	$3.18
Total return[1]	9.25%	(1.79)%	11.02%	3.78%	12.00%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.04%	1.03%	1.04%	1.02%
Net expenses	1.01%	1.03%	1.03%	1.03%	1.02%
Net investment income	4.24%	4.04%	4.35%	4.65%	6.52%
Supplemental data
Portfolio turnover rate	75%	55%	40%	95%	37%
Net assets, end of period (000s omitted)	$370,560	$179,357	$210,005	$225,743	$261,938

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo High Yield Bond Fund	21

(For a share outstanding throughout each period)

	Year ended August 31
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$3.16	$3.36	$3.15	$3.18	$3.03
Net investment income	0.11 [1]	0.11 [1]	0.12	0.13	0.18 [1]
Net realized and unrealized gains (losses) on investments	0.15	(0.20)	0.21	(0.03)	0.15

Total from investment operations	0.26	(0.09)	0.33	0.10	0.33
Distributions to shareholders from
Net investment income	(0.11)	(0.11)	(0.12)	(0.13)	(0.18)
Net asset value, end of period	$3.31	$3.16	$3.36	$3.15	$3.18
Total return[2]	8.43%	(2.81)%	10.53%	3.01%	11.17%
Ratios to average net assets (annualized)
Gross expenses	1.80%	1.79%	1.78%	1.78%	1.77%
Net expenses	1.77%	1.78%	1.78%	1.78%	1.77%
Net investment income	3.47%	3.30%	3.63%	3.93%	5.80%
Supplemental data
Portfolio turnover rate	75%	55%	40%	95%	37%
Net assets, end of period (000s omitted)	$874	$1,868	$3,972	$6,667	$13,247

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$3.16	$3.35	$3.15	$3.18	$3.03
Net investment income	0.11	0.11	0.12	0.13	0.18
Net realized and unrealized gains (losses) on investments	0.15	(0.19)	0.20	(0.03)	0.15

Total from investment operations	0.26	(0.08)	0.32	0.10	0.33
Distributions to shareholders from
Net investment income	(0.11)	(0.11)	(0.12)	(0.13)	(0.18)
Net asset value, end of period	$3.31	$3.16	$3.35	$3.15	$3.18
Total return[1]	8.44%	(2.52)%	10.20%	3.01%	11.17%
Ratios to average net assets (annualized)
Gross expenses	1.80%	1.79%	1.78%	1.79%	1.77%
Net expenses	1.77%	1.78%	1.78%	1.78%	1.77%
Net investment income	3.48%	3.29%	3.60%	3.90%	5.78%
Supplemental data
Portfolio turnover rate	75%	55%	40%	95%	37%
Net assets, end of period (000s omitted)	$72,908	$60,753	$72,728	$83,548	$99,633

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo High Yield Bond Fund	23

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$3.16	$3.36	$3.15	$3.18	$3.03
Net investment income	0.14 [1]	0.14	0.15	0.16	0.21
Net realized and unrealized gains (losses) on investments	0.15	(0.20)	0.21	(0.03)	0.15

Total from investment operations	0.29	(0.06)	0.36	0.13	0.36
Distributions to shareholders from
Net investment income	(0.14)	(0.14)	(0.15)	(0.16)	(0.21)
Net asset value, end of period	$3.31	$3.16	$3.36	$3.15	$3.18
Total return	9.48%	(1.86)%	11.61%	4.02%	12.25%
Ratios to average net assets (annualized)
Gross expenses	0.98%	0.98%	0.96%	0.96%	0.95%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.43%	4.27%	4.57%	4.91%	6.73%
Supplemental data
Portfolio turnover rate	75%	55%	40%	95%	37%
Net assets, end of period (000s omitted)	$76,688	$13,129	$20,177	$21,376	$37,469

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2016	2015[1]
Net asset value, beginning of period	$3.17	$3.33
Net investment income	0.14	0.12
Net realized and unrealized gains (losses) on investments	0.14	(0.16)

Total from investment operations	0.28	(0.04)
Distributions to shareholders from
Net investment income	(0.14)	(0.12)
Net asset value, end of period	$3.31	$3.17
Total return[2]	9.27%	(1.31)%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.71%
Net expenses	0.61%	0.70%
Net investment income	4.65%	4.33%
Supplemental data
Portfolio turnover rate	75%	55%
Net assets, end of period (000s omitted)	$100,023	$4,847

[1]	For the period from October 31, 2014 (commencement of class operations) to August 31, 2015.

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo High Yield Bond Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in

26	Wells Fargo High Yield Bond Fund	Notes to financial statements

securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo High Yield Bond Fund	27

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At August 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(44,224,122)	$(76,326)	$44,300,448

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of August 31, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	No expiration
2017	Short-term	Long-term
$7,691,971	$19,571,851	$34,957,843

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

28	Wells Fargo High Yield Bond Fund	Notes to financial statements
■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$3,272,340	$0	$0	$3,272,340
Consumer staples	2,702,110	0	0	2,702,110
Energy	21,109,150	0	0	21,109,150
Financials	8,858,000	0	0	8,858,000
Health care	5,155,050	0	0	5,155,050
Industrials	5,370,100	0	0	5,370,100
Information technology	10,221,600	0	0	10,221,600
Utilities	1,105,500	0	0	1,105,500

Corporate bonds and notes	0	489,326,855	0	489,326,855

Yankee corporate bonds and notes	0	64,749,510	0	64,749,510

Short-term investments
Investment companies	879,365	0	0	879,365
Investments measured at net asset value*				14,500,405
Total assets	$58,673,215	$554,076,365	$0	$627,249,985

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $14,500,405 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2016, the Fund did not have any transfers between Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.55% and declining to 0.43% as the average daily net assets of the Fund increase. For the year ended August 31, 2016, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo High Yield Bond Fund	29

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.93% for Class A shares, 1.68% for Class B shares, 1.68% for Class C shares, 0.80% for Administrator Class shares, and 0.53% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to July 22, 2016, the Fund’s expenses were capped at 1.03% for Class A shares, 1.78% for Class B shares, 1.78% for Class C shares, 0.80% for Administrator Class shares, and 0.70% for Institutional Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended August 31, 2016, Funds Distributor received $6,989 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2016 were $291,726,528 and $233,100,462, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. ACQUISITION

After the close of business on July 22, 2016, the Fund acquired the net assets of Wells Fargo High Income Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C, Administrator Class, and Institutional Class shares of Wells Fargo High Income Fund received Class A, Class B, Class C, Administrator Class, and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo High Income Fund for 101,945,081 shares of the Fund valued at $334,171,699 at an exchange ratio of 2.01, 2.00, 2.00, 2.02, and 2.02 for

30	Wells Fargo High Yield Bond Fund	Notes to financial statements

Class A, Class B, Class C, Administrator Class, and Institutional Class shares, respectively. The investment portfolio of Wells Fargo High Income Fund with a fair value of $304,736,588, identified cost of $298,600,257 and unrealized gains of $6,136,331 at July 22, 2016 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo High Income Fund and the Fund immediately prior to the acquisition were $334,171,699 and $308,714,117, respectively. The aggregate net assets of the Fund immediately after the acquisition were $642,885,816. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo High Income Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed September 1, 2015, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended August 31, 2016 would have been:

Net investment income	$29,693,069
Net realized and unrealized gains (losses) on investments	(18,288,978)
Net increase in net assets resulting from operations	$11,404,091

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo High Income Fund that have been included in the Fund’s Statement of Operations since July 25, 2016.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2016, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $12,439,473 and $11,159,999 of ordinary income for the years ended August 31, 2016 and August 31, 2015, respectively.

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$11,391,065	$(62,221,665)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo High Yield Bond Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo High Yield Bond Fund (formerly known as Wells Fargo Advantage High Yield Bond Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo High Yield Bond Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2016

32	Wells Fargo High Yield Bond Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2016, $10,993,977 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo High Yield Bond Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

34	Wells Fargo High Yield Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 71 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo High Yield Bond Fund	35

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo High Yield Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

36	Wells Fargo High Yield Bond Fund	Other information (unaudited)

The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index, for all periods under review except the ten-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo High Yield Bond Fund	37

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38	Wells Fargo High Yield Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245791 10-16 A218/AR218 08-16

Annual Report

August 31, 2016

Wells Fargo Core Plus Bond Fund

(formerly, Wells Fargo Income Plus Fund)

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Core Plus Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Even though the Fed raised its key rate during the period, it was a modest increase and further rate hikes were not immediately forthcoming. As a result, market yields declined and bond prices rose.

Low global yields incented investors to take on additional risk by purchasing high-yield bonds.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Core Plus Bond Fund for the 12-month period that ended August 31, 2016. During this period, fixed-income markets benefited from a combination of accommodative monetary policy, continued (if low) U.S. economic growth, and a moderate high-yield default rate outside of commodity-related sectors.

The U.S. economy achieved low but continued growth over the reporting period.

Toward the beginning of the reporting period, real U.S. gross domestic product (GDP) came in at a solid 2% year-over-year growth rate for the third quarter of 2015. Real GDP growth remained positive, even as it trailed off in subsequent quarters—falling below 1% in the fourth quarter of 2015 and the first quarter of 2016 and just topping 1% in the second quarter of 2016. The unemployment rate showed modest improvement, dipping below 5.0% toward the latter part of the reporting period.

Global central bank policy remained accommodative.

The U.S. economy remained strong enough that in December 2015, the Federal Reserve (Fed) raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. However, the Fed clarified that future interest-rate increases would be gradual; as of the end of the reporting period, the Fed remained on hold. Other major central banks continued to pressure interest rates into historically low and even negative territory. In Europe, for example, the European Central Bank (ECB) pushed its rate for banks’ excess reserves to -0.40% in March 2016 in an effort to encourage lending. In addition, the ECB kept its main refinancing rate at zero and continued to provide liquidity through an asset-purchasing program. Likewise, after the United Kingdom voted to leave the European Union in June 2016, the Bank of England announced that it would buy corporate bonds with the goal of lowering borrowing costs and encouraging businesses to invest.

As a result of the favorable macroeconomic backdrop, fixed-income markets rallied across the board.

Even though the Fed raised its key rate during the period, it was a modest increase and further rate hikes were not immediately forthcoming. As a result, market yields declined and bond prices rose. The Bloomberg Barclays U.S. Aggregate Bond Index,1 a proxy for the broad investment-grade market, returned 5.97% for the period.

Low global yields incented investors to take on additional risk by purchasing high-yield bonds. It helped that the solid U.S. economy kept the high-yield default rate low for non-commodity-related companies. Although Moody’s Investors Service, Incorporated, projected in July 2016 that the U.S. high-yield default rate could reach 6.4% by the end of 2016, much of that number came from metals and mining firms (10.2% projected default rate) and oil and gas companies (8.6% projected default rate). The Bloomberg Barclays U.S. Corporate High Yield Bond Index2 returned 9.07% for the period.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[2]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index (formerly known as Barclays U.S. Corporate High Yield Bond Index) is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Core Plus Bond Fund	3

without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Core Plus Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ashok Bhatia, CFA®

Christopher Y. Kauffman, CFA®

Thomas M. Price, CFA®

Janet S. Rilling, CFA®, CPA

Noah M. Wise, CFA®

Average annual total returns (%) as of August 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (STYAX)	7-13-1998	2.94	3.14	5.20	7.78	4.10	5.69	0.94	0.87
Class B (STYBX)*	7-13-1998	1.87	2.97	5.14	6.87	3.32	5.14	1.69	1.62
Class C (WFIPX)	7-13-1998	5.99	3.34	4.91	6.99	3.34	4.91	1.69	1.62
Administrator Class (WIPDX)	7-30-2010	–	–	–	7.92	4.25	5.78	0.88	0.75
Institutional Class (WIPIX)	7-18-2008	–	–	–	8.05	4.43	5.95	0.61	0.61
Bloomberg Barclays U.S. Aggregate Bond Index[4]	–	–	–	–	5.97	3.24	4.89	–	–
Bloomberg Barclays U.S. Universal Bond Index[5]	–	–	–	–	6.50	3.67	5.09	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website,wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage and asset-backed securities risk. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Core Plus Bond Fund	5

Growth of $10,000 investment as of August 31, 2016[6]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to include the higher expenses applicable to Administrator Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would have been higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.03% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through December 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.84% for Class A, 1.59% for Class B, 1.59% for Class C, 0.72% for Administrator Class, and 0.58% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Effective January 1, 2016, the Fund has changed its benchmark to the Bloomberg Barclays U.S. Aggregate Bond Index to better align its benchmark with that of its intermediate-term taxable bond fund peers. You cannot invest directly in an index.

[5]	The Bloomberg Barclays U.S. Universal Bond Index (formerly known as Barclays U.S. Universal Bond Index) is an unmanaged market value-weighted performance benchmark for the U.S. dollar-denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Universal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Core Plus Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period that ended August 31, 2016.

■	The Fund’s overweight to U.S. high yield, U.S. corporate securities, European corporates, emerging markets debt, and commercial mortgage-backed securities contributed to performance, while several currency exposures detracted from performance.

■	Modest deceleration in global growth and accommodative policies from major central banks created a favorable backdrop for many fixed-income holdings.

Ten largest holdings (%) as of August 31, 2016[7]
U.S. Treasury Note, 1.50%, 8-15-2026	2.59
GNMA, 3.50%, 9-21-2046	2.38
U.S. Treasury Note, 1.38%, 6-30-2023	1.91
FNMA, 3.50%, 8-1-2045	1.80
FNMA, 4.00%, 9-14-2046	1.44
FNMA, 3.00%, 12-1-2045	1.33
FNMA, 2.13%, 4-24-2026	1.20
U.S. Treasury Bond, 2.88%, 5-15-2043	1.17
GNMA, 3.00%, 9-21-2046	1.16
FHLMC, 3.50%, 12-1-2045	1.02

The economic climate remained benign.

After decelerating for several quarters due to weak global growth and volatile commodity prices, the U.S. economy recovered somewhat during the second quarter of this year, with currently available data suggesting that gross domestic product excluding inventory effects grew at an annualized rate of around 2%. Healthy consumer activity continued to offset relatively weak business investments over the period, while trade and inventories remain swing factors. The labor market tightened modestly over the past 12 months, with the unemployment rate falling from 5.1% to 4.9%. Nonfarm payrolls averaged a little over 200,000 per month, while the labor force participation rate improved slightly from 62.6% to 62.8%.

Both the headline Consumer Price Index (CPI) and the CPI excluding food and energy showed annual inflation increasing over the period, with the former measure increasing from 0.2% to 0.8% and the latter increasing from 1.8% to 2.2%. The core Personal Consumption Expenditure Price Index, the U.S. Federal Reserve’s preferred measure of inflation, rose 1.6% over the past 12 months, which is a bit below the stated 2% target.

In December of last year, the Federal Open Market Committee (FOMC) took its first step toward policy normalization by increasing the federal funds target by 25 basis points (100 basis points equals 1.00%) to a new range of 0.25% to 0.50%, citing ongoing job gains and declining unemployment as justification. The monetary authorities reiterated their commitment to a gradual, data-dependent approach to normalization. Subsequent FOMC meetings indicated an even more gradual timeline, with concern expressed over sluggish business investment and global economic and financial developments.

Globally, economic growth remained slow. China experienced a period of weakness in late 2015 and early 2016, tied to its devaluation of its currency, but then stabilized for most of 2016. Emerging markets generally saw improvements in growth and inflation rates over this period, while European growth remained stable.

During the period, the European Central Bank announced and began a new quantitative easing program focused on corporate bonds, while the Bank of Japan moved to a negative interest-rate policy. Volatility around Brexit, the U.K. referendum to leave the European Union, was sharp but short lived.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Core Plus Bond Fund	7

Portfolio allocation as of August 31, 2016[8]

The Fund remained overweight corporate securities and securitized debt.

During the period, the Fund increased and then decreased an overweight to high-yield and investment-grade corporate debt. The Fund maintained its duration close to the benchmark duration for most of the period, although we moved to a short duration profile at the end of the period.

Movements in the price of energy- and commodity-related fixed income were key drivers of fixed-income performance during the period. The Fund increased and then decreased holdings in this type of debt.

We expect a gradual rise in short-term interest rates.

The relatively benign economic conditions described above may result in an eventual further increase in short-term interest rates. We believe the FOMC is likely to raise its target rate by 0.25% to 0.50% over the next 12 months, a result that is largely reflected in the term structure of interest rates. Should market rates diverge from the policy path we think most likely, we will be prepared to modify our duration and yield-curve posture in response to the opportunities presented.

Please see footnotes on page 5.

8	Wells Fargo Core Plus Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2016 to August 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,067.89	$4.37	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.27	0.84%
Class B
Actual	$1,000.00	$1,063.21	$8.25	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.06	1.59%
Class C
Actual	$1,000.00	$1,063.86	$8.25	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.06	1.59%
Administrator Class
Actual	$1,000.00	$1,068.60	$3.74	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.66	0.72%
Institutional Class
Actual	$1,000.00	$1,069.18	$3.02	0.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.95	0.58%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2016	Wells Fargo Core Plus Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 21.88%
FHLMC ±	2.19%	1-1-2036	$46,021	$47,710
FHLMC	3.50	12-1-2045	5,050,676	5,317,420
FHLMC	3.50	12-1-2045	1,882,034	1,981,431
FHLMC	4.00	6-1-2044	4,456,942	4,762,876
FHLMC	5.00	6-1-2036	454,978	506,585
FHLMC	5.00	8-1-2040	454,214	503,528
FHLMC	5.50	10-1-2017	58,307	59,069
FHLMC	5.50	8-1-2038	96,142	108,047
FHLMC	5.50	12-1-2038	838,965	946,108
FHLMC	5.50	6-1-2040	1,293,913	1,447,071
FHLMC	7.50	5-1-2038	3,809	3,948
FHLMC	8.00	2-1-2030	329	410
FHLMC Series 2013-K28 Class B ±144A	3.61	6-25-2046	1,970,000	2,048,158
FHLMC Series 2013-K32 Class B ±144A	3.65	10-25-2046	1,875,000	1,948,674
FHLMC Series 2015-K44 Class B ±144A	3.81	1-25-2048	3,055,000	3,075,067
FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	1,536,067	1,581,774
FHLMC Series 2640 Class G	4.50	7-15-2018	286,489	292,472
FHLMC Series 3774 Class AB	3.50	12-15-2020	270,343	280,611
FHLMC Series K020 Class X1 ±(c)	1.58	5-25-2022	13,996,846	948,563
FHLMC Series T-42 Class A5	7.50	2-25-2042	1,942,187	2,327,426
FHLMC Series T-57 Class 2A1 ±	3.42	7-25-2043	58,020	62,764
FHLMC Series T-59 Class 2A1 ±	3.20	10-25-2043	287,987	299,441
FNMA	2.13	4-24-2026	6,100,000	6,242,838
FNMA %%	2.50	9-19-2031	1,645,000	1,698,977
FNMA ±	2.52	5-1-2046	1,836,138	1,890,263
FNMA ±	2.57	1-1-2036	189,020	200,963
FNMA ±	2.57	3-1-2046	1,609,865	1,657,774
FNMA ±	2.60	8-1-2036	99,329	104,394
FNMA ±	2.61	9-1-2036	39,379	41,494
FNMA ±	2.68	8-1-2036	1,590,034	1,683,237
FNMA	3.00	11-1-2045	2,717,010	2,819,920
FNMA	3.00	12-1-2045	6,691,764	6,945,223
FNMA %%	3.00	9-14-2046	4,940,000	5,122,934
FNMA	3.27	7-1-2022	1,260,681	1,358,238
FNMA	3.50	10-1-2043	1,327,846	1,402,930
FNMA	3.50	4-1-2045	445,902	469,746
FNMA	3.50	8-1-2045	8,906,043	9,382,266
FNMA	3.95	9-1-2021	422,520	463,874
FNMA	4.00	9-1-2024	187,814	194,369
FNMA %%	4.00	9-14-2046	7,040,000	7,539,400
FNMA	4.26	4-1-2021	2,774,717	3,069,219
FNMA	5.00	1-1-2024	169,195	181,195
FNMA	5.00	2-1-2036	44,764	49,665
FNMA	5.00	6-1-2040	160,220	177,796
FNMA	5.00	8-1-2040	2,878,607	3,196,668
FNMA	5.50	11-1-2023	89,389	97,700
FNMA	5.50	8-1-2034	155,471	176,588
FNMA	5.50	2-1-2035	46,680	53,022
FNMA	5.50	8-1-2038	220,158	247,102
FNMA	5.50	8-1-2038	663,118	750,758

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	6.00%	10-1-2037	$847,717	$970,112
FNMA	6.00	11-1-2037	57,340	65,732
FNMA	6.50	7-1-2036	36,631	43,938
FNMA	6.50	7-1-2036	18,150	21,976
FNMA	6.50	11-1-2036	9,452	11,117
FNMA	7.00	12-1-2022	257,256	279,676
FNMA	7.00	7-1-2036	22,131	24,462
FNMA	7.00	11-1-2037	15,490	17,431
FNMA	7.50	5-1-2038	2,013	2,043
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	8,133	10,083
FNMA Series 2003-W08 Class 4A ±	3.44	11-25-2042	214,724	227,428
FNMA Series 2003-W14 Class 2A ±	2.59	6-25-2045	159,786	166,332
FNMA Series 2003-W14 Class 2A ±	3.76	1-25-2043	373,416	392,815
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	1,681,666	2,021,689
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	914,348	1,069,234
GNMA %%	3.00	9-21-2046	5,780,000	6,051,615
GNMA %%	3.50	9-21-2046	11,685,000	12,398,424
GNMA %%	4.00	9-21-2046	3,140,000	3,355,385
GNMA	5.00	7-20-2040	1,106,748	1,228,636
GNMA	7.50	12-15-2029	752	854
GNMA Series 2008-22 Class XM ±(c)	0.82	2-16-2050	2,117,737	66,585

Total Agency Securities (Cost $110,298,718)				114,193,273

Asset-Backed Securities: 10.38%
Ally Auto Receivables Trust Series 2015-2 Class A3	1.49	11-15-2019	3,800,000	3,812,403
Ally Auto Receivables Trust Series 2016-2 Class A2	1.17	10-15-2018	1,510,000	1,510,855
American Airlines 2015-1 Class B Pass-Through Trust	3.70	11-1-2024	1,784,734	1,740,116
BMW Vehicle Lease Trust Series 2015-2 Class A3	1.40	9-20-2018	1,500,000	1,502,106
Cabela S Master Credit Card Trust Series 2011-4A Class A1 144A	1.90	10-15-2019	3,000,000	3,002,496
Capital Auto Receivables Asset Trust Series 2014-2 Class A3	1.26	5-21-2018	886,968	886,829
CarMax Auto Owner Trust Series 2015-3 Class A3	1.63	5-15-2020	1,960,000	1,971,685
Citibank Credit Card Issuance Trust Series 2014-A6 Class A6	2.15	7-15-2021	2,650,000	2,706,658
CNH Equipment Trust Series 2014-A Class A3	0.84	5-15-2019	531,387	530,871
CNH Equipment Trust Series 2015-A Class A3	1.30	4-15-2020	4,670,000	4,676,547
CVS Pass-Through Trust First Lien	6.04	12-10-2028	1,138,294	1,329,121
Discover Card Execution Note Trust Series 2014 Class A4	2.12	12-15-2021	1,015,000	1,034,849
GM Financial Automobile Leasing Trust Series 2016-2 Class A2A	1.28	10-22-2018	915,000	913,480
GMF Floorplan Owner Revolving Trust Series 2015-1 Class A1 144A	1.65	5-15-2020	1,600,000	1,597,551
Harley-Davidson Motorcycle Trust Series 2016-A Class A2	1.52	6-15-2019	1,320,000	1,319,790
Honda Auto Receivables Owner Trust Series 2016-2 Class A2	1.13	9-15-2018	1,735,000	1,735,426
Hyundai Auto Lease Securitization Trust Series 2015-B Class A3 144A	1.40	11-15-2018	1,378,000	1,381,601
Hyundai Auto Receivables Trust Series 2015-A Class A4	1.37	7-15-2020	1,205,000	1,206,596
Kubota Credit Owner Trust Series 2016-1A Class A2 144A	1.25	4-15-2019	1,910,000	1,909,480
Nissan Auto Lease Trust Series 2015-B Class A4	1.70	4-15-2021	2,600,000	2,610,096
Nissan Auto Lease Trust Series 2016-A Class A2A	1.22	8-15-2018	1,770,000	1,771,165
Porsche Innovative Lease Owner Trust Series 2014-1 Class A4 144A	1.26	9-21-2020	3,455,000	3,454,686
SunTrust Auto Receivables Trust Series 2015-1A Class A3 144A	1.42	9-16-2019	1,935,000	1,938,826
Verizon Owner Trust Series 2016-1A Class A 144A	1.42	1-20-2021	3,285,000	3,285,547
Volkswagen Auto Lease Trust Series 2015-A Class A2A	0.87	6-20-2017	492,670	492,503
Volvo Financial Equipment LLC Series 2016-1A Class A2 144A	1.44	10-15-2018	3,200,000	3,205,325
World OMNI Auto Receivables Trust Series 2015-A Series A3	1.34	5-15-2020	2,660,000	2,665,267

Total Asset-Backed Securities (Cost $53,967,817)				54,191,875

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Core Plus Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 29.78%

Consumer Discretionary: 5.24%

Auto Components: 0.51%
American Axle Manufacturing Incorporated	6.63%	10-15-2022	$675,000	$719,719
Delphi Corporation	5.00	2-15-2023	1,855,000	1,968,619

				2,688,338

Automobiles: 0.66%
Ford Motor Company	7.45	7-16-2031	1,465,000	1,988,856
General Motors Company	6.75	4-1-2046	1,120,000	1,437,317

				3,426,173

Diversified Consumer Services: 0.32%
Ashtead Capital Incorporated 144A	5.63	10-1-2024	795,000	835,744
Avis Budget Car Rental LLC / Avis Budget Finance Incorporated 144A	6.38	4-1-2024	790,000	833,845

				1,669,589

Hotels, Restaurants & Leisure: 0.03%
Agua Caliente Band of Cahuilla Indians 144A	6.44	10-1-2016	154,000	153,686

Household Durables: 0.35%
KB Home	7.50	9-15-2022	950,000	1,014,125
Toll Brothers Finance Corporation	4.38	4-15-2023	810,000	828,225

				1,842,350

Internet & Catalog Retail: 0.20%
Amazon.com Incorporated	4.95	12-5-2044	815,000	1,024,731

Media: 2.78%
CCO Holdings LLC 144A	5.75	2-15-2026	1,230,000	1,316,100
Charter Communications Operating LLC 144A	6.48	10-23-2045	655,000	804,857
Clear Channel Worldwide Holdings Incorporated	6.50	11-15-2022	700,000	733,250
Gannett Company Incorporated 144A	5.50	9-15-2024	805,000	849,275
Interpublic Group Company	4.20	4-15-2024	1,810,000	1,958,139
NBCUniversal Enterprise Incorporated 144A	5.25	12-31-2049	938,000	994,280
Omnicom Group Incorporated	6.25	7-15-2019	1,820,000	2,050,743
SES Global Americas Holding Company 144A	5.30	3-25-2044	880,000	839,455
Sinclair Television Group Incorporated 144A	5.63	8-1-2024	585,000	609,336
Sirius XM Radio Incorporated 144A	5.38	7-15-2026	965,000	992,744
Thomson Reuters Corporation	1.30	2-23-2017	2,218,000	2,221,376
Thomson Reuters Corporation	5.85	4-15-2040	945,000	1,143,979

				14,513,534

Specialty Retail: 0.33%
Asbury Automotive Group Incorporated	6.00	12-15-2024	1,000,000	1,040,000
Sally Holdings LLC / Sally Capital Incorporated	5.63	12-1-2025	610,000	660,630

				1,700,630

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Textiles, Apparel & Luxury Goods: 0.06%
Levi Strauss & Company	5.00%	5-1-2025	$325,000	$337,188

Consumer Staples: 1.30%

Beverages: 0.60%
Anheuser-Busch InBev Finance Company	3.65	2-1-2026	2,955,000	3,154,805

Food & Staples Retailing: 0.50%
Whole Foods Market Incorporated 144A	5.20	12-3-2025	2,380,000	2,588,355

Food Products: 0.20%
TreeHouse Foods Incorporated 144A	6.00	2-15-2024	950,000	1,036,688

Energy: 3.50%

Energy Equipment & Services: 0.26%
Holly Energy Partners LP 144A	6.00	8-1-2024	740,000	754,800
NGPL PipeCo LLC 144A	7.77	12-15-2037	595,000	636,650

				1,391,450

Oil, Gas & Consumable Fuels: 3.24%
Anadarko Petroleum Corporation	6.60	3-15-2046	795,000	946,366
Continental Resources Incorporated	4.50	4-15-2023	1,105,000	1,041,463
Energy Transfer Partners LP	4.90	2-1-2024	1,300,000	1,349,264
Energy Transfer Partners LP	6.13	12-15-2045	1,330,000	1,436,391
Hess Corporation	8.13	2-15-2019	1,340,000	1,513,860
Kinder Morgan Incorporated	5.55	6-1-2045	1,100,000	1,134,878
Magellan Midstream Partners LP	5.00	3-1-2026	1,320,000	1,505,552
Marathon Oil Corporation	5.90	3-15-2018	1,770,000	1,842,044
Marathon Petroleum Corporation	4.75	9-15-2044	630,000	578,172
Murphy Oil Corporation	6.88	8-15-2024	95,000	99,283
Newfield Exploration Company	5.38	1-1-2026	280,000	281,400
Newfield Exploration Company	5.63	7-1-2024	325,000	335,563
Plains All American Pipeline LP	4.65	10-15-2025	1,415,000	1,468,058
Sabine Pass Liquefaction LLC	5.63	4-15-2023	600,000	631,500
TC Pipelines LP	4.38	3-13-2025	1,595,000	1,606,562
Williams Partners LP	4.88	3-15-2024	1,105,000	1,131,005

				16,901,361

Financials: 11.70%

Banks: 2.17%
Bank of America Corporation	3.95	4-21-2025	1,170,000	1,217,740
Bank of America Corporation ±	6.10	12-29-2049	1,290,000	1,356,113
Citigroup Incorporated	4.13	7-25-2028	1,430,000	1,454,068
Fifth Third Bank	2.15	8-20-2018	1,885,000	1,909,298
Huntington National Bank	2.20	11-6-2018	1,985,000	2,006,023
JPMorgan Chase & Company	2.95	10-1-2026	2,000,000	2,012,338
JPMorgan Chase & Company ±	5.15	12-29-2049	1,370,000	1,375,994

				11,331,574

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Core Plus Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Capital Markets: 2.88%
Bank of New York Mellon Corporation	2.45%	8-17-2026	$1,220,000	$1,217,204
Bank of New York Mellon Corporation ±	4.95	12-29-2049	2,000,000	2,042,500
Blackstone Holdings Finance Company LLC 144A	5.88	3-15-2021	1,110,000	1,288,459
Goldman Sachs Group Incorporated	3.75	5-22-2025	1,370,000	1,448,817
Goldman Sachs Group Incorporated	5.15	5-22-2045	1,100,000	1,212,520
Goldman Sachs Group Incorporated ±	5.30	12-29-2049	1,100,000	1,124,750
Legg Mason Incorporated	5.63	1-15-2044	815,000	853,967
Morgan Stanley	3.13	7-27-2026	1,000,000	1,005,844
Morgan Stanley	3.95	4-23-2027	1,660,000	1,724,634
Morgan Stanley	4.35	9-8-2026	1,260,000	1,348,345
Raymond James Financial	4.95	7-15-2046	1,695,000	1,742,135

				15,009,175

Consumer Finance: 1.83%
Ally Financial Incorporated «	5.13	9-30-2024	1,080,000	1,169,775
Capital One Financial Corporation	3.75	7-28-2026	2,000,000	2,007,798
Diamond 1 Finance Corporation / Diamond 2 Finance Corporation 144A	6.02	6-15-2026	2,100,000	2,251,156
Diamond 1 Finance Corporation / Diamond 2 Finance Corporation 144A	7.13	6-15-2024	575,000	622,613
ERAC USA Finance LLC 144A	4.50	2-15-2045	1,695,000	1,833,515
Hyundai Capital America Incorporated 144A	2.50	3-18-2019	1,640,000	1,670,578

				9,555,435

Diversified Financial Services: 0.14%
Argos Merger Incorporated 144A	7.13	3-15-2023	590,000	620,238
GLP Capital LP / GLP Financing II Incorporated	5.38	4-15-2026	130,000	142,025

				762,263

Insurance: 3.15%
Endurance Specialty Holdings Limited	7.00	7-15-2034	1,330,000	1,619,443
Genworth Holdings Incorporated	4.80	2-15-2024	390,000	313,950
Genworth Holdings Incorporated	7.63	9-24-2021	330,000	310,200
National Life Insurance Company of Vermont 144A	10.50	9-15-2039	1,315,000	2,087,599
Platinum Underwriters Finance Incorporated Series B	7.50	6-1-2017	1,730,000	1,797,747
Progressive Corporation ±	6.70	6-15-2067	2,050,000	1,968,000
Protective Life Corporation	8.45	10-15-2039	1,855,000	2,650,222
Prudential Financial Incorporated ±	8.88	6-15-2068	1,645,000	1,830,227
RenaissanceRe Finance Incorporated	3.70	4-1-2025	1,105,000	1,122,442
Transatlantic Holdings Incorporated	8.00	11-30-2039	1,100,000	1,535,027
Unum Group	3.88	11-5-2025	1,200,000	1,210,567

				16,445,424

Real Estate Management & Development: 0.19%
CBRE Services Incorporated	5.00	3-15-2023	940,000	992,605

REITs: 1.34%
American Tower Corporation	4.40	2-15-2026	1,120,000	1,240,267
Digital Realty Trust LP	4.75	10-1-2025	1,530,000	1,668,008
Federal Realty Investment Trust	3.63	8-1-2046	915,000	917,320
Omega Healthcare Investors Incorporated	4.38	8-1-2023	2,240,000	2,283,964
VEREIT Operating Partnership LP	4.60	2-6-2024	825,000	868,313

				6,977,872

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 0.70%

Health Care Providers & Services: 0.44%
DaVita HealthCare Partners Incorporated	5.00%	5-1-2025	$810,000	$820,935
Mednax Incorporated 144A	5.25	12-1-2023	535,000	563,088
Select Medical Corporation	6.38	6-1-2021	900,000	901,125

				2,285,148

Pharmaceuticals: 0.26%
Valeant Pharmaceuticals Company 144A	4.50	5-15-2023	1,500,000	1,388,736

Industrials: 1.22%

Airlines: 0.32%
American Airlines Group Incorporated 144A«	4.63	3-1-2020	635,000	636,588
United Continental Holdings Incorporated «	6.00	12-1-2020	955,000	1,021,850

				1,658,438

Building Products: 0.07%
Masco Corporation	4.38	4-1-2026	325,000	347,750

Professional Services: 0.39%
Verisk Analytics Incorporated	5.80	5-1-2021	1,810,000	2,063,322

Trading Companies & Distributors: 0.44%
International Lease Finance Corporation	8.25	12-15-2020	1,190,000	1,423,538
United Rentals North America Incorporated	5.75	11-15-2024	835,000	868,400

				2,291,938

Information Technology: 1.68%

Communications Equipment: 0.16%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	800,000	849,000

Electronic Equipment, Instruments & Components: 0.68%
Arrow Electronics Incorporated	4.00	4-1-2025	730,000	734,116
Corning Incorporated	7.25	8-15-2036	1,417,000	1,759,330
Flextronics International Limited Company	4.75	6-15-2025	960,000	1,019,108

				3,512,554

Semiconductors & Semiconductor Equipment: 0.56%
Lam Research Corporation	3.90	6-15-2026	1,860,000	1,945,484
Micron Technology Incorporated	5.50	2-1-2025	1,000,000	968,750

				2,914,234

Software: 0.28%
Activision Blizzard Incorporated 144A	5.63	9-15-2021	370,000	386,188
Activision Blizzard Incorporated 144A	6.13	9-15-2023	995,000	1,088,281

				1,474,469

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Core Plus Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Materials: 1.36%

Chemicals: 1.36%
Ashland Incorporated	4.75%	8-15-2022	$840,000	$879,900
CF Industries Incorporated	6.88	5-1-2018	1,880,000	2,024,031
Huntsman International LLC	5.13	4-15-2021	1,000,000	1,199,109
RPM International Incorporated	5.25	6-1-2045	1,100,000	1,173,572
The Chemours Company	6.13	5-15-2023	1,000,000	1,015,075
W.R. Grace & Company 144A	5.63	10-1-2024	760,000	820,800

				7,112,487

Telecommunication Services: 1.54%

Diversified Telecommunication Services: 0.66%
AT&T Incorporated	5.65	2-15-2047	1,050,000	1,258,707
CenturyLink Incorporated	5.63	4-1-2020	540,000	575,100
Level 3 Financing Incorporated 144A	5.25	3-15-2026	485,000	503,188
Verizon Communications Incorporated	6.55	9-15-2043	825,000	1,116,700

				3,453,695

Wireless Telecommunication Services: 0.88%
Crown Castle Towers LLC 144A	3.22	5-15-2042	2,600,000	2,700,282
SBA Tower Trust 144A	3.72	4-15-2048	1,820,000	1,878,528

				4,578,810

Utilities: 1.54%

Electric Utilities: 0.24%
Southern Power Company	1.85	12-1-2017	1,250,000	1,258,363

Gas Utilities: 0.37%
Boardwalk Pipelines Company	5.95	6-1-2026	1,770,000	1,932,052

Independent Power & Renewable Electricity Producers: 0.55%
Harper Lake Solar Funding Corporation 144A	7.65	12-31-2018	864,518	903,421
The AES Corporation	5.50	3-15-2024	1,010,000	1,047,875
Tri-State Generation and Transmission Association Incorporated	4.25	6-1-2046	850,000	912,474

				2,863,770

Multi-Utilities: 0.38%
CenterPoint Energy Incorporated	6.50	5-1-2018	1,845,000	1,975,980

Total Corporate Bonds and Notes (Cost $147,355,841)				155,463,972

Foreign Corporate Bonds and Notes @: 3.88%

Consumer Discretionary: 0.50%

Automobiles: 0.28%
Fiat Chrysler Automobiles NV (EUR)	3.75	3-29-2024	1,250,000	1,453,903

Media: 0.22%
Altice SA 144A (EUR)	7.25	5-15-2022	1,000,000	1,178,540

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Financials: 2.27%

Banks: 0.70%
ABN AMRO Bank NV (EUR)	7.13%	7-6-2022	800,000	$1,157,799
Allied Irish Banks plc (EUR) ±	4.13	11-26-2025	1,000,000	1,059,678
BAWAG PSK Bank (EUR)	8.13	10-30-2023	200,000	279,377
The Bank Tokyo-Mitsubishi UFJ Limited (EUR)	0.88	3-11-2022	1,000,000	1,150,257

				3,647,111

Diversified Financial Services: 1.57%
Ardagh Packaging Finance plc / Ardagh MP Holdings USA Incorporated (EUR) 144A	6.75	5-15-2024	1,000,000	1,207,475
BMBG Bond Finance SCA (EUR) 144A	3.00	6-15-2021	1,500,000	1,716,939
Hanesbrands Finance Luxembourg SCA (EUR) 144A	3.50	6-15-2024	1,000,000	1,193,811
Ineos Finance plc (EUR) 144A	4.00	5-1-2023	1,500,000	1,715,005
LYB International Finance Company (EUR)	1.88	3-2-2022	1,000,000	1,182,507
Wind Acquisition Finance SA (EUR) 144A	7.00	4-23-2021	1,000,000	1,160,068

				8,175,805

Health Care: 0.23%

Life Sciences Tools & Services: 0.23%
Thermo Fisher Scientific Incorporated (EUR)	2.15	7-21-2022	1,000,000	1,215,689

Industrials: 0.17%

Marine: 0.17%
Onorato Armatori SpA (EUR) 144A	7.75	2-15-2023	750,000	864,822

Materials: 0.25%

Containers & Packaging: 0.25%
Ball Corporation (EUR)	4.38	12-15-2023	1,000,000	1,286,114

Telecommunication Services: 0.46%

Wireless Telecommunication Services: 0.46%
Telefonica Europe BV (EUR) ±	6.50	9-29-2049	2,000,000	2,416,462

Total Foreign Corporate Bonds and Notes (Cost $19,987,296)				20,238,446

Foreign Government Bonds @: 1.64%
Indonesia Government (IDR)	7.88	4-15-2019	27,000,000,000	2,092,424
Mexico Government (MXN)	6.50	6-10-2021	18,500,000	1,020,234
Turkey Government (TRY)	9.00	3-8-2017	5,630,000	1,911,742
Turkey Government (TRY)	10.50	1-15-2020	7,000,000	2,459,050
Turkey Government (TRY)	10.70	2-17-2021	3,000,000	1,061,303

Total Foreign Government Bonds (Cost $8,725,505)				8,544,753

Loans: 3.80%

Consumer Discretionary: 0.48%

Hotels, Restaurants & Leisure: 0.24%
Hilton Worldwide Finance LLC ±%%<	3.34	10-26-2020	$1,250,000	1,253,388

Media: 0.24%
Virgin Media Investment Holdings Limited ±%%<	3.65	6-30-2023	1,250,000	1,249,825

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Core Plus Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 0.48%

Food Products: 0.48%
Pinnacle Foods Incorporated ±%%<	3.59%	1-13-2023	$1,250,000	$1,256,775
Reynolds Group Holdings Incorporated ±%%<	4.25	2-5-2023	1,250,000	1,251,175

				2,507,950

Energy: 0.20%

Oil, Gas & Consumable Fuels: 0.20%
Chesapeake Energy Corporation ±%%<	8.34	8-15-2021	1,000,000	1,031,250

Health Care: 0.48%

Health Care Equipment & Supplies: 0.24%
Prestige Brands Incorporated ±%%<	3.53	9-3-2021	1,252,019	1,256,401

Health Care Providers & Services: 0.24%
HCA Incorporated ±%%<	3.77	3-17-2023	1,250,000	1,264,375

Industrials: 1.20%

Aerospace & Defense: 0.24%
TransDigm Incorporated ±%%<	3.75	5-14-2022	1,250,000	1,246,525

Commercial Services & Supplies: 0.96%
Avago Technologies ±%%<	3.51	2-1-2023	1,250,000	1,260,763
KAR Auction Services Incorporated ±%%<	3.94	3-9-2021	1,250,000	1,256,775
Novelis Incorporated ±%%<	4.00	6-2-2022	1,250,000	1,252,150
Waste Industries USA Incorporated ±%%<	3.59	2-27-2020	1,250,000	1,252,350

				5,022,038

Information Technology: 0.48%

Internet Software & Services: 0.24%
Zayo Group LLC ±%%<	3.75	5-6-2021	1,250,000	1,250,938

IT Services: 0.24%
First Data Corporation ±%%<	4.27	7-8-2022	1,250,000	1,253,438

Telecommunication Services: 0.24%

Wireless Telecommunication Services: 0.24%
T-Mobile USA Incorporated ±%%<	3.50	11-9-2022	1,250,000	1,258,013

Utilities: 0.24%

Independent Power & Renewable Electricity Producers: 0.24%
Calpine Corporation ±%%<	3.50	5-27-2022	1,250,000	1,250,350

Total Loans (Cost $19,839,536)				19,844,491

Municipal Obligations: 4.24%

California: 0.45%
San Jose CA Series B (Airport Revenue, AGM Insured)	6.60	3-1-2041	2,000,000	2,363,540

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

District of Columbia: 0.21%
Metropolitan Washington DC Airports Authority Build America Bonds (Transportation Revenue)	7.46%	10-1-2046	$695,000	$1,099,990

Illinois: 1.79%
Chicago IL (GO Revenue)	5.43	1-1-2042	2,175,000	2,001,892
Chicago IL Series B (GO Revenue)	7.38	1-1-2033	1,125,000	1,253,621
Cook County IL Series B (GO Revenue, Build America Mutual Assurance Company Insured)	6.36	11-15-2033	1,745,000	2,239,917
Illinois Taxable Pension (GO Revenue)	5.10	6-1-2033	3,950,000	3,850,658

				9,346,088

Michigan: 0.64%
Michigan Finance Authority Local Government Loan Program Project Series E (Miscellaneous Revenue)	7.19	11-1-2022	1,915,000	2,196,026
Wayne County MI Series 2016 (GO Revenue)	4.25	12-1-2018	1,160,000	1,172,389

				3,368,415

New Jersey: 0.78%
New Jersey EDA Series B (Miscellaneous Revenue, AGM Insured) ¤	0.00	2-15-2019	4,250,000	4,056,923

Texas: 0.37%
North Texas Tollway Authority Build America Bonds Sub Lien Series B-2 (Transportation Revenue)	8.91	2-1-2030	1,595,000	1,915,770

Total Municipal Obligations (Cost $20,514,567)				22,150,726

Non-Agency Mortgage-Backed Securities: 4.42%
Arbor Realty Collateralized Series 2016-FL Class A ±144A(a)	2.20	9-15-2026	1,000,000	1,000,000
Banc of America Commercial Mortgage Securities Incorporated Series 2007-1 Class AMFX ±	5.48	1-15-2049	2,935,000	2,920,054
Banc of America Funding Corporation Series 2016-R1 Class A1 ±144A	2.50	3-25-2040	1,600,000	1,586,887
Bear Stearns Commercial Mortgage Series 2007-PW18 Class AMA ±	6.09	6-11-2050	2,380,000	2,464,753
CCG Receivables Trust Series 2016-1 Class A2 144A	1.95	9-14-2022	2,390,000	2,391,329
CNH Equipment Trust Series 2014-C Series A3	1.05	11-15-2019	1,690,251	1,687,885
CNH Equipment Trust Series 2016-B Class A2A	1.31	10-15-2019	1,240,000	1,240,466
Credit Suisse First Boston Commercial Mortgage Trust Series 1998-C2 Class AX ±(c)	0.26	11-15-2030	174,628	247
Financial Asset Securitization Incorporated Series 1997-NAM2 Class B2 (s)	7.88	7-25-2027	45,624	42,881
GAHR Commercial Mortgage Trust Series 2015-NRF Class AFX 144A	3.23	12-15-2034	1,600,000	1,665,475
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AMFL ±	0.68	6-12-2047	2,265,000	2,194,486
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class AM ±	5.46	1-15-2049	1,980,000	1,923,622
LB UBS Commercial Mortgage Trust Series 2007-C2 ±	5.49	2-15-2040	1,720,000	1,748,859
Mach One Trust Commercial Mortgage Backed Series 2004-1 Class X ±144A(c)(i)	0.52	5-28-2040	234,545	1,738
Morgan Stanley Capital I Series 2004-RR2 Class X ±144A(c)	0.22	10-28-2033	54,107	76
Morgan Stanley Capital I Series 2008-T29 Class A4 ±	6.48	1-11-2043	2,108,471	2,212,603

Total Non-Agency Mortgage-Backed Securities (Cost $23,414,632)				23,081,361

U.S. Treasury Securities: 8.75%
U.S. Treasury Bond	2.50	2-15-2046	140,000	147,886
U.S. Treasury Bond	2.50	5-15-2046	2,290,000	2,423,285
U.S. Treasury Bond	2.88	5-15-2043	5,370,000	6,101,663

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Core Plus Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Bond	2.88%	8-15-2045	$1,025,000	$1,165,537
U.S. Treasury Bond	3.00	5-15-2045	3,670,000	4,271,678
U.S. Treasury Bond ##	3.00	11-15-2045	2,970,000	3,460,166
U.S. Treasury Note ##	1.38	6-30-2023	10,000,000	9,957,810
U.S. Treasury Note ##	1.50	8-15-2026	13,595,000	13,495,158
U.S. Treasury Note	1.63	5-15-2026	4,625,000	4,638,371

Total U.S. Treasury Securities (Cost $43,759,161)				45,661,554

Yankee Corporate Bonds and Notes: 10.00%

Consumer Discretionary: 0.71%

Media: 0.71%
British Sky Broadcasting Group plc 144A	3.75	9-16-2024	800,000	849,116
British Sky Broadcasting Group plc 144A	9.50	11-15-2018	625,000	725,488
Myriad International Holdings BV 144A	6.38	7-28-2017	1,445,000	1,491,165
Numericable - Societe Francaise du Radiotelephone 144A	6.25	5-15-2024	615,000	619,613

				3,685,382

Consumer Staples: 0.27%

Food & Staples Retailing: 0.27%
Delhaize Group SA	5.70	10-1-2040	1,155,000	1,420,220

Energy: 0.24%

Energy Equipment & Services: 0.09%
Ensco plc	5.20	3-15-2025	650,000	468,000

Oil, Gas & Consumable Fuels: 0.15%
Ecopetrol SA	5.88	9-18-2023	725,000	787,531

Financials: 6.16%

Banks: 3.46%
ABN AMRO Bank NV 144A	4.80	4-18-2026	850,000	906,267
Banco Nacional de Costa Rica 144A	5.88	4-25-2021	1,600,000	1,678,400
BPCE SA 144A	5.15	7-21-2024	1,725,000	1,830,154
Credit Suisse Group Funding Limited	3.13	12-10-2020	2,335,000	2,362,852
HSBC Holdings plc ±	6.88	12-29-2049	1,745,000	1,825,706
Intesa Sanpaolo SpA 144A	5.71	1-15-2026	1,065,000	1,043,289
Nordea Bank AB ±144A	5.50	12-31-2049	1,800,000	1,802,250
Perrigo Finance Unlimited Company	4.38	3-15-2026	1,725,000	1,800,886
Rabobank Nederland NV	4.38	8-4-2025	1,160,000	1,227,415
Royal Bank of Scotland Group plc	5.13	5-28-2024	795,000	804,348
Santander UK plc 144A	5.00	11-7-2023	1,210,000	1,268,412
Westpac Banking Corporation	2.70	8-19-2026	1,530,000	1,528,937

				18,078,916

Capital Markets: 0.82%
Brookfield Asset Management Incorporated	5.80	4-25-2017	1,595,000	1,636,409
Macquarie Group Limited 144A	6.00	1-14-2020	2,365,000	2,620,827

				4,257,236

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Diversified Consumer Services: 0.20%
NXP BV / NXP Funding LLC 144A	4.63%	6-1-2023	$965,000	$1,018,075

Diversified Financial Services: 1.07%
Banco Nacional de Comercio Exterior SNC 144A	4.38	10-14-2025	2,350,000	2,508,625
Brookfield Finance Incorporated	4.25	6-2-2026	940,000	974,991
Schaeffler Finance BV 144A	4.75	5-15-2023	1,120,000	1,164,800
Sensata Technologies UK Financing Company plc 144A	6.25	2-15-2026	875,000	959,219

				5,607,635

Insurance: 0.61%
Allied World Assurance Company Holdings Limited	4.35	10-29-2025	2,250,000	2,329,351
Axis Specialty Finance plc	2.65	4-1-2019	840,000	850,459

				3,179,810

Health Care: 0.30%

Pharmaceuticals: 0.30%
Actavis Funding SCS	3.80	3-15-2025	1,500,000	1,582,943

Industrials: 0.40%

Trading Companies & Distributors: 0.40%
AerCap Ireland Capital Limited	4.50	5-15-2021	1,980,000	2,088,900

Information Technology: 0.13%

Technology Hardware, Storage & Peripherals: 0.13%
Seagate HDD Cayman	5.75	12-1-2034	800,000	664,500

Materials: 0.31%

Chemicals: 0.31%
Agrium Incorporated	4.13	3-15-2035	1,665,000	1,642,499

Telecommunication Services: 0.38%

Wireless Telecommunication Services: 0.38%
America Movil SAB SA	6.13	3-30-2040	725,000	909,902
Globo Communicacoes Participacoes SA 144A	4.88	4-11-2022	1,025,000	1,067,281

				1,977,183

Utilities: 1.10%

Electric Utilities: 0.72%
Transelec SA 144A	3.88	1-12-2029	860,000	887,950
Western Power Distributions Holdings Limited 144A	7.38	12-15-2028	2,265,000	2,852,210

				3,740,160

Independent Power & Renewable Electricity Producers: 0.38%
TransAlta Corporation	1.90	6-3-2017	2,000,000	2,001,150

Total Yankee Corporate Bonds and Notes (Cost $49,965,501)				52,200,140

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Core Plus Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Yankee Government Bonds: 2.50%
Hungary	5.38%	3-25-2024	$1,060,000	$1,215,078
Republic of Argentina 144A	6.25	4-22-2019	1,500,000	1,596,750
Republic of Argentina 144A	6.88	4-22-2021	3,830,000	4,149,805
Republic of Argentina 144A	7.50	4-22-2026	3,445,000	3,841,175
Republic of Trinidad and Tobago 144A	4.50	8-4-2026	2,190,000	2,266,650

Total Yankee Government Bonds (Cost $12,251,101)				13,069,458

	Yield		Shares

Short-Term Investments: 6.67%

Investment Companies: 6.38%
Securities Lending Cash Investments LLC (l)(r)(u)	0.51		2,753,688	2,753,688
Wells Fargo Government Money Market Fund Select Class ##(l)(u)	0.32		30,534,851	30,534,851

				33,288,539

			Principal

U.S. Treasury Securities: 0.29%
U.S. Treasury Bill (z)#	0.24	9-15-2016	$1,375,000	1,374,885
U.S. Treasury Bill (z)#	0.26	9-22-2016	150,000	149,982

				1,524,867

Total Short-Term Investments (Cost $34,813,375)				34,813,406

Total investments in securities (Cost $544,893,050) *	107.94%	563,453,455
Other assets and liabilities, net	(7.94)	(41,438,535)

Total net assets	100.00%	$522,014,920

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(c)	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

%%	The security is issued on a when-issued basis.

«	All or a portion of this security is on loan.

@	Foreign bond principal is denominated in the local currency of the issuer.

<	All or a portion of the position represents an unfunded loan commitment.

¤	The security is issued in zero coupon form with no periodic interest payments.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(i)	Illiquid security for which the designation as illiquid is unaudited.

##	All or a portion of this security is segregated for when-issued and unfunded loans.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $545,021,155 and unrealized gains (losses) consists of:

Gross unrealized gains	$20,707,029
Gross unrealized losses	(2,274,729)

Net unrealized gains	$18,432,300

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Core Plus Bond Fund	Statement of assets and liabilities—August 31, 2016

Assets
Investments
In unaffiliated securities (including $2,690,434 of securities loaned), at value (cost $511,604,511)	$530,164,916
In affiliated securities, at value (cost $33,288,539)	33,288,539

Total investments, at value (cost $544,893,050)	563,453,455
Foreign currency, at value (cost $1,799,006)	1,798,484
Receivable for investments sold	20,350,549
Principal paydown receivable	141
Receivable for Fund shares sold	1,066,545
Receivable for interest	4,373,519
Receivable for daily variation margin on open futures contracts	22,401
Receivable for securities lending income	6,595
Unrealized gains on forward foreign currency contracts	67,357
Prepaid expenses and other assets	207,065

Total assets	591,346,111

Liabilities
Payable for investments purchased	65,867,467
Payable for Fund shares redeemed	297,753
Unrealized losses on forward foreign currency contracts	5,517
Payable upon receipt of securities loaned	2,753,688
Payable for daily variation margin on open futures contracts	1,268
Due to broker	8,196
Management fee payable	157,303
Distribution fees payable	13,481
Administration fees payable	60,478
Accrued expenses and other liabilities	166,040

Total liabilities	69,331,191

Total net assets	$522,014,920

NET ASSETS CONSIST OF
Paid-in capital	$508,931,481
Undistributed net investment income	788,907
Accumulated net realized losses on investments	(6,138,543)
Net unrealized gains on investments	18,433,075

Total net assets	$522,014,920

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$349,851,520
Shares outstanding – Class A1	27,547,219
Net asset value per share – Class A	$12.70
Maximum offering price per share – Class A2	$13.30
Net assets – Class B	$127,598
Shares outstanding – Class B1	10,012
Net asset value per share – Class B	$12.74
Net assets – Class C	$21,215,561
Shares outstanding – Class C1	1,671,114
Net asset value per share – Class C	$12.70
Net assets – Administrator Class	$71,132,817
Shares outstanding – Administrator Class[1]	5,609,900
Net asset value per share – Administrator Class	$12.68
Net assets – Institutional Class	$79,687,424
Shares outstanding – Institutional Class[1]	6,268,732
Net asset value per share – Institutional Class	$12.71

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2016	Wells Fargo Core Plus Bond Fund	23

Investment income
Interest (net of foreign interest withholding taxes of $8,653)	$16,425,819
Income from affiliated securities	95,380
Securities lending income, net	32,495

Total investment income	16,553,694

Expenses
Management fee	2,092,493
Administration fees
Class A	458,677
Class B	376
Class C	32,520
Administrator Class	69,558
Institutional Class	51,477
Investor Class	45,980 [1]
Shareholder servicing fees
Class A	716,300
Class B	587
Class C	50,813
Administrator Class	173,665
Investor Class	57,849 [1]
Distribution fees
Class B	1,763
Class C	152,439
Custody and accounting fees	39,308
Professional fees	63,512
Registration fees	92,016
Shareholder report expenses	90,089
Trustees’ fees and expenses	27,099
Other fees and expenses	9,432

Total expenses	4,225,953
Less: Fee waivers and/or expense reimbursements	(411,263)

Net expenses	3,814,690

Net investment income	12,739,004

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	7,089,117
Futures transactions	(433,200)
Forward foreign currency contract transactions	(134,529)
Credit default swap transactions	197,900

Net realized gains on investments	6,719,288

Net change in unrealized gains (losses) on:
Unaffiliated securities	13,922,929
Futures transactions	194,093
Forward foreign currency contract transactions	61,840

Net change in unrealized gains (losses) on investments	14,178,862

Net realized and unrealized gains (losses) on investments	20,898,150

Net increase in net assets resulting from operations	$33,637,154

[1]	For the period from September 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Core Plus Bond Fund	Statement of changes in net assets

	Year ended August 31, 2016		Year ended August 31, 2015

Operations
Net investment income		$12,739,004		$9,069,346
Net realized gains on investments		6,719,288		8,121,321
Net change in unrealized gains (losses) on investments		14,178,862		(11,648,577)

Net increase in net assets resulting from operations		33,637,154		5,542,090

Distributions to shareholders from
Net investment income
Class A		(7,603,765)		(3,199,153)
Class B		(3,882)		(5,109)
Class C		(388,505)		(204,128)
Administrator Class		(1,886,618)		(1,758,958)
Institutional Class		(1,912,853)		(1,097,205)
Investor Class		(536,302)[1]		(2,779,423)
Net realized gains
Class A		(1,047,115)		(280,520)
Class B		(1,106)		(1,076)
Class C		(66,831)		(36,727)
Administrator Class		(236,966)		(161,370)
Institutional Class		(207,160)		(105,379)
Investor Class		0 [1]		(272,008)

Total distributions to shareholders		(13,891,103)		(9,901,056)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	22,487,697	277,054,341	11,032,995	135,376,151
Class B	29	349	3,027	37,063
Class C	320,982	3,940,957	178,733	2,193,314
Administrator Class	2,174,640	26,791,685	3,503,950	43,239,853
Institutional Class	2,482,394	30,648,057	2,939,036	35,874,535
Investor Class	127,407 [1]	1,552,848 [1]	1,859,847	22,905,250

		339,988,237		239,626,166

Reinvestment of distributions
Class A	655,533	8,042,967	261,460	3,206,823
Class B	392	4,796	467	5,740
Class C	26,835	328,893	14,426	176,818
Administrator Class	172,738	2,113,664	156,012	1,910,601
Institutional Class	161,828	1,989,214	91,910	1,128,770
Investor Class	40,974 [1]	500,143 [1]	231,754	2,842,217

		12,979,677		9,270,969

Payment for shares redeemed
Class A	(14,022,099)	(170,598,779)	(3,464,196)	(42,471,695)
Class B	(22,365)	(272,759)	(32,941)	(404,956)
Class C	(355,376)	(4,357,333)	(494,066)	(6,052,812)
Administrator Class	(3,783,770)	(46,188,622)	(4,935,292)	(60,666,579)
Institutional Class	(852,821)	(10,517,257)	(1,202,777)	(14,829,017)
Investor Class	(13,460,098)[1]	(164,539,265)[1]	(2,576,230)	(31,581,304)

		(396,474,015)		(156,006,363)

Net increase (decrease) in net assets resulting from capital share transactions		(43,506,101)		92,890,772

Total increase (decrease) in net assets		(23,760,050)		88,531,806

Net assets
Beginning of period		545,774,970		457,243,164

End of period		$522,014,920		$545,774,970

Undistributed net investment income		$788,907		$164,350

[1]	For the period from September 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Plus Bond Fund	25

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.14	$12.24	$11.66	$12.57	$12.04
Net investment income	0.33	0.21 [1]	0.26	0.25	0.30
Net realized and unrealized gains (losses) on investments	0.60	(0.08)	0.57	(0.51)	0.55

Total from investment operations	0.93	0.13	0.83	(0.26)	0.85
Distributions to shareholders from
Net investment income	(0.33)	(0.21)	(0.25)	(0.25)	(0.29)
Net realized gains	(0.04)	(0.02)	0.00	(0.40)	(0.03)

Total distributions to shareholders	(0.37)	(0.23)	(0.25)	(0.65)	(0.32)
Net asset value, end of period	$12.70	$12.14	$12.24	$11.66	$12.57
Total return[2]	7.78%	1.04%	7.16%	(2.25)%	7.19%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.91%	0.93%	0.91%	0.89%
Net expenses	0.84%	0.84%	0.85%	0.87%	0.88%
Net investment income	2.76%	1.69%	2.10%	2.00%	2.42%
Supplemental data
Portfolio turnover rate	288%	322%	267%	256%	256%
Net assets, end of period (000s omitted)	$349,852	$223,755	$129,646	$146,836	$172,577

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Core Plus Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.18	$12.26	$11.68	$12.59	$12.05
Net investment income	0.23 [1]	0.12 [1]	0.16 [1]	0.15 [1]	0.21 [1]
Net realized and unrealized gains (losses) on investments	0.59	(0.07)	0.57	(0.51)	0.56

Total from investment operations	0.82	0.05	0.73	(0.36)	0.77
Distributions to shareholders from
Net investment income	(0.22)	(0.11)	(0.15)	(0.15)	(0.20)
Net realized gains	(0.04)	(0.02)	0.00	(0.40)	(0.03)

Total distributions to shareholders	(0.26)	(0.13)	(0.15)	(0.55)	(0.23)
Net asset value, end of period	$12.74	$12.18	$12.26	$11.68	$12.59
Total return[2]	6.87%	0.39%	6.30%	(3.00)%	6.45%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.66%	1.68%	1.66%	1.63%
Net expenses	1.59%	1.59%	1.60%	1.62%	1.62%
Net investment income	1.86%	0.95%	1.35%	1.24%	1.71%
Supplemental data
Portfolio turnover rate	288%	322%	267%	256%	256%
Net assets, end of period (000s omitted)	$128	$389	$753	$1,597	$2,823

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Plus Bond Fund	27

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.14	$12.23	$11.65	$12.56	$12.03
Net investment income	0.24 [1]	0.12 [1]	0.16	0.15	0.21
Net realized and unrealized gains (losses) on investments	0.59	(0.08)	0.58	(0.51)	0.55

Total from investment operations	0.83	0.04	0.74	(0.36)	0.76
Distributions to shareholders from
Net investment income	(0.23)	(0.11)	(0.16)	(0.15)	(0.20)
Net realized gains	(0.04)	(0.02)	0.00	(0.40)	(0.03)

Total distributions to shareholders	(0.27)	(0.13)	(0.16)	(0.55)	(0.23)
Net asset value, end of period	$12.70	$12.14	$12.23	$11.65	$12.56
Total return[2]	6.99%	0.35%	6.35%	(3.00)%	6.40%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.66%	1.68%	1.66%	1.64%
Net expenses	1.59%	1.59%	1.60%	1.62%	1.63%
Net investment income	2.00%	0.95%	1.35%	1.24%	1.65%
Supplemental data
Portfolio turnover rate	288%	322%	267%	256%	256%
Net assets, end of period (000s omitted)	$21,216	$20,381	$24,212	$29,692	$41,259

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Core Plus Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.12	$12.22	$11.64	$12.55	$12.02
Net investment income	0.34	0.22	0.27 [1]	0.26 [1]	0.33
Net realized and unrealized gains (losses) on investments	0.60	(0.08)	0.57	(0.51)	0.54

Total from investment operations	0.94	0.14	0.84	(0.25)	0.87
Distributions to shareholders from
Net investment income	(0.34)	(0.22)	(0.26)	(0.26)	(0.31)
Net realized gains	(0.04)	(0.02)	0.00	(0.40)	(0.03)

Total distributions to shareholders	(0.38)	(0.24)	(0.26)	(0.66)	(0.34)
Net asset value, end of period	$12.68	$12.12	$12.22	$11.64	$12.55
Total return	7.92%	1.15%	7.31%	(2.11)%	7.37%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.85%	0.87%	0.85%	0.83%
Net expenses	0.72%	0.72%	0.72%	0.72%	0.73%
Net investment income	2.84%	1.82%	2.24%	2.14%	2.53%
Supplemental data
Portfolio turnover rate	288%	322%	267%	256%	256%
Net assets, end of period (000s omitted)	$71,133	$85,431	$101,653	$105,094	$162,067

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Plus Bond Fund	29

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.15	$12.24	$11.67	$12.57	$12.03
Net investment income	0.36	0.24 [1]	0.28	0.27 [1]	0.34
Net realized and unrealized gains (losses) on investments	0.60	(0.07)	0.57	(0.49)	0.56

Total from investment operations	0.96	0.17	0.85	(0.22)	0.90
Distributions to shareholders from
Net investment income	(0.36)	(0.24)	(0.28)	(0.28)	(0.33)
Net realized gains	(0.04)	(0.02)	0.00	(0.40)	(0.03)

Total distributions to shareholders	(0.40)	(0.26)	(0.28)	(0.68)	(0.36)
Net asset value, end of period	$12.71	$12.15	$12.24	$11.67	$12.57
Total return	8.05%	1.37%	7.36%	(1.89)%	7.62%
Ratios to average net assets (annualized)
Gross expenses	0.60%	0.58%	0.60%	0.56%	0.56%
Net expenses	0.58%	0.58%	0.58%	0.56%	0.56%
Net investment income	3.04%	1.95%	2.38%	2.26%	2.74%
Supplemental data
Portfolio turnover rate	288%	322%	267%	256%	256%
Net assets, end of period (000s omitted)	$79,687	$54,419	$32,438	$31,221	$161,191

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Core Plus Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Plus Bond Fund (formerly, Wells Fargo Income Plus Fund) (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Non-listed swaps are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Core Plus Bond Fund	31

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

32	Wells Fargo Core Plus Bond Fund	Notes to financial statements

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Fund is subject to interest rate risk and foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Notes to financial statements	Wells Fargo Core Plus Bond Fund	33

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to foreign currency transactions. At August 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$217,478	$(217,478)

As of August 31, 2016, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $6,301,555 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

34	Wells Fargo Core Plus Bond Fund	Notes to financial statements
■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$114,193,273	$0	$114,193,273

Asset-backed securities	0	54,191,875	0	54,191,875

Corporate bonds and notes	0	155,463,972	0	155,463,972

Foreign corporate bonds and notes	0	20,238,446	0	20,238,446

Foreign government bonds	0	8,544,753	0	8,544,753

Loans	0	19,844,491	0	19,844,491

Municipal obligations	0	22,150,726	0	22,150,726

Non-agency mortgage-backed securities	0	23,081,361	0	23,081,361

U.S. Treasury securities	45,661,554	0	0	45,661,554

Yankee corporate bonds and notes	0	52,200,140	0	52,200,140

Yankee government bonds	0	13,069,458	0	13,069,458

Short-term investments
Investment companies	30,534,851	0	0	30,534,851
U.S. Treasury securities	1,524,867	0	0	1,524,867
Investments measured at net asset value*				2,753,688

	77,721,272	482,978,495	0	563,453,455
Forward foreign currency contracts	0	67,357	0	67,357
Futures contracts	22,401	0	0	22,401
Total assets	$77,743,673	$483,045,852	$0	$563,543,213
Liabilities
Forward foreign currency contracts	$0	$5,517	$0	$5,517
Futures contracts	1,268	0	0	1,268
Total liabilities	$1,268	$5,517	$0	$6,785

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments LLC valued at $2,753,688 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo Core Plus Bond Fund	35

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.45% and declining to 0.33% as the average daily net assets of the Fund increase. For the year ended August 31, 2016, the management fee was equivalent to an annual rate of 0.45% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.84% for Class A shares, 1.59% for Class B shares, 1.59% for Class C shares, and 0.72% for Administrator Class shares, and 0.58% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended August 31, 2016, Funds Distributor received $4,416 from the sale of Class A shares and $1,576 and $492 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

36	Wells Fargo Core Plus Bond Fund	Notes to financial statements

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2016 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$964,215,753	$428,816,689	$1,074,412,801	$299,426,057

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

As of August 31, 2016, the Fund had unfunded term loan commitments of $19,839,531.

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2016, the Fund entered into futures contracts for to speculate on interest rates and to help manage the duration of the portfolio.

At August 31, 2016, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at August 31, 2016	Unrealized losses
9-8-2016	JPMorgan	46 Short	Euro-Bund Futures	$8,588,387	$(103,262)
9-8-2016	JPMorgan	51 Short	Euro-BOBL Futures	7,599,663	(68,914)
12-20-2016	JPMorgan	30 Long	U.S. Treasury Bonds	5,111,250	(793)

The Fund had an average notional amount of $22,415,556 and $15,749,441 in long and short futures contracts, respectively, during the year ended August 31, 2016.

During the year ended August 31, 2016, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At August 31, 2016, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at August 31, 2016	In exchange for U.S. $	Unrealized gains (losses)
9-30-2016	Citibank	1,000,000	EUR	$1,116,805	$1,133,950	$17,145
9-30-2016	Citibank	1,000,000	EUR	1,116,805	1,134,131	17,326
9-30-2016	Citibank	1,000,000	EUR	1,116,805	1,113,805	(3,000)
9-30-2016	Citibank	2,000,000	EUR	2,233,610	2,266,496	32,886
9-30-2016	Citibank	15,000,000	TRY	5,040,639	5,038,122	(2,517)

The Fund had average contract amounts of $2,864,338 and $4,940,959 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended August 31, 2016.

As of August 31, 2016, the Fund did not have any open credit default swaps. The Fund had an average notional balance of $920,765 during the year ended August 31, 2016.

Notes to financial statements	Wells Fargo Core Plus Bond Fund	37

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2016 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Interest rate risk	Receivable for daily variation margin on open futures contracts	$22,401	*	Payable for daily variation margin on open futures contracts	$1,268	*
Forward currency risk	Unrealized gains on forward foreign currency contracts	67,357		Unrealized losses on forward foreign currency contracts	5,517
		$89,758			$6,785

*	Only the current day’s variation margin as of August 31, 2016 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2016 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Credit default swaps	Total
Interest rate risk	$(433,200)	$0	$0	$(433,200)
Foreign currency risk		(134,529)	0	(134,529)
Credit risk	0	0	197,900	197,900
	$(433,200)	$(134,529)	$197,900	$(369,829)

	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Total
Interest rate risk	$194,093	$0	$194,093
Foreign currency risk		61,840	61,840
	$194,093	$61,840	$255,933

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	JPMorgan	$22,401	$(1,268)	$0	$21,133
Forward foreign currency contracts	Citibank	67,357**	(5,517)	0	61,840

**	Amount represents net unrealized gains

38	Wells Fargo Core Plus Bond Fund	Notes to financial statements

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Futures – variation margin	JPMorgan	$1,268	$(1,268)	$0	$0
Forward foreign currency contracts	Citibank	5,517**	(5,517)	0	0

**	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2016, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 were as follows:

	Year ended August 31
	2016	2015
Ordinary income	$12,331,925	$9,043,976
Long-term capital gain	1,559,178	857,080

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$965,731	$286,150	$18,152,664	$(6,301,555)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTIONS

On September 26, 2016, the Fund declared distributions from net investment income to shareholders of record on September 23, 2016. The per share amounts payable on September 27, 2016 were as follows:

Net investment income
Class A	$0.02971
Class B	0.02148
Class C	0.02188
Administrator Class	0.03081
Institutional Class	0.03235

Notes to financial statements	Wells Fargo Core Plus Bond Fund	39

On October 25, 2016, the Fund declared distributions from net investment income to shareholders of record on October 24, 2016. The per share amounts payable on October 26, 2016 were as follows:

Net investment income
Class A	$0.03223
Class B	0.02366
Class C	0.02402
Administrator Class	0.03340
Institutional Class	0.03501

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

40	Wells Fargo Core Plus Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Core Plus Bond Fund (formerly known as Wells Fargo Advantage Income Plus Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Core Plus Bond Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2016

Other information (unaudited)	Wells Fargo Core Plus Bond Fund	41

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $1,559,178 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2016.

For the fiscal year ended August 31, 2016, $9,695,449 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2016, 5.33% of the dividends distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42	Wells Fargo Core Plus Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Core Plus Bond Fund	43

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 71 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

44	Wells Fargo Core Plus Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Core Plus Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance

Other information (unaudited)	Wells Fargo Core Plus Bond Fund	45

Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays U.S. Aggregate Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, in range of or equal to the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Class A, Class B, Class C and Institutional Class.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of feed between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

46	Wells Fargo Core Plus Bond Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Class A, Class B, Class C and Institutional Class. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Core Plus Bond Fund	47

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245792 10-16 A219/AR219 08-16

Annual Report

August 31, 2016

Wells Fargo

Short Duration Government Bond Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Short Duration Government Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

The period was marked by low interest rates and accommodative central-bank policies, although the U.S. Federal Reserve (Fed) took a first step in raising its target rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short Duration Government Bond Fund for the 12-month period that ended August 31, 2016. The period was marked by low interest rates and accommodative central-bank policies, although the U.S. Federal Reserve (Fed) took a first step in raising its target rate. Ten-year Treasury yields declined, ending August 2016 with a yield of 1.58%. Two-year Treasury note yields ended the period close to where they began, at 0.80%, after having spiked at calendar year-end 2015 when the federal funds rate was raised.

Major central banks continued to provide stimulus, helping support global economies and keep interest rates low.

The Fed continued an easy monetary policy in order to support the economy and the financial system. However, it raised the federal funds target rate in December 2015 because it believed the U.S. economy was strong enough to begin normalizing monetary policy. During the subsequent first eight months of 2016, the Fed kept the federal funds rate steady. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. The ECB cut all three of its short-term rates during the reporting period, increased its asset-purchase program from 60 billion euros per month to 80 billion, expanded the list of eligible securities to include investment-grade nonbank debt, and created a fund-to-lend program where banks could be paid to lend money. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

The U.S. economy proved resilient; non-U.S. economies generally were weaker.

The divergence between U.S. and non-U.S. economic growth continued, with persistent weakness in European and Japanese inflation, risks of a hard landing in China, and the recalibration of energy and commodity prices weighing on the markets. In the U.S., economic growth advanced and inflation, as measured by the Consumer Price Index excluding food and energy, rose 2.2% over the past 12 months. Meanwhile, oil prices fell dramatically (reaching a secular low of $26 per barrel in February) before increasing to $45 per barrel by the end of the reporting period. In addition, the U.K. vote on June 23, 2016, to exit the European Union exacerbated uncertainty about economic growth, financial markets, and political responses to a number of policy issues. Periods of greater volatility aided perceived safe-haven investments, such as U.S. Treasuries. As uncertainty about these issues waned, riskier assets tended to outperform.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk-averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity.

Letter to shareholders (unaudited)	Wells Fargo Short Duration Government Bond Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Short Duration Government Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks to provide current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Troy Ludgood

Thomas O’Connor, CFA®

Average annual total returns (%) as of August 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (MSDAX)	3-11-1996	(1.12)	0.33	2.49	0.90	0.74	2.70	0.78	0.78
Class B (MSDBX)*	5-31-2002	(2.75)	0.14	2.39	0.25	0.14	2.39	1.53	1.53
Class C (MSDCX)	5-31-2002	(0.75)	0.01	1.93	0.25	0.01	1.93	1.53	1.53
Class R6 (MSDRX)	11-30-2012	–	–	–	1.32	1.19	3.13	0.40	0.37
Administrator Class (MNSGX)	12-18-1992	–	–	–	1.18	0.95	2.92	0.72	0.60
Institutional Class (WSGIX)	4-8-2005	–	–	–	1.37	1.14	3.11	0.45	0.42
Bloomberg Barclays U.S. 1-3 Year Government Bond Index[4]	–	–	–	–	1.06	0.67	2.37	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class B shares, the maximum contingent deferred sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Short Duration Government Bond Fund	5

Growth of $10,000 investment as of August 31, 2016[5]

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in this report.

[3]	The manager has contractually committed through December 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Bloomberg Barclays U.S. 1–3 Year Government Bond Index (formerly known as Barclay U.S. 1-3 Year Government Bond Index) is composed of all publicly issued, nonconvertible domestic debt of the U.S. government and its agencies. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Bloomberg Barclays U.S. 1–3 Year Government Bond Index . The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Short Duration Government Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Bloomberg Barclays U.S. 1–3 Year Government Bond Index, for the 12-month period that ended August 31, 2016.

■	Security selection within agency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) were the largest contributors to performance.

■	The Fund has out-of-benchmark allocations to MBS, ABS, and CMBS. These sector allocations also contributed to results.

■	Our negative convexity versus the benchmark, driven by our agency MBS positioning, detracted from results.

U.S. economic growth remained moderate.

The past 12 months were volatile for the fixed-income markets as the U.S. Federal Reserve’s (Fed’s) first rate hike in nearly 10 years materialized as 2015 came to a close. The long-awaited hike finally arrived in December 2015, and the federal funds target rate was increased by 25 basis points (bps; 100 bps equals 1.00%) to a new range of 0.25% to 0.50%. A sell-off in global commodities, including oil, ensued in the first months of 2016, while China continued to be a focal point of the global economy as growth deceleration and economic soft-landing concerns remained elevated. Despite international concerns and headwinds, U.S. economic growth has remained moderate, with the unemployment rate falling to 4.9%.

After a turbulent first quarter of 2016, markets regained their footing as the year progressed. Risk assets staged a comeback, while oil rebounded due to ongoing improvement in fundamentals from declining rig count and unplanned supply outages in addition to a weaker dollar. Internationally, focus turned to the European Union (E.U.), where the U.K. referendum on E.U. membership was top of mind. Ultimately, markets were caught off guard as the U.K. voted to leave the E.U., which polls had predicted but markets had not. A global rally in fixed income and sell-off in risk assets ensued for a short time but ultimately rebounded as the reporting period continued.

The period ended with relative calm compared with the prior turbulence, due to a lack of a clear catalyst to spur markets out of range-bound trading. U.S. employment data continued to be a bright spot for the economy despite a one-off decline in May payrolls, while inflation remained subdued. Speculation continued about the timing and pace of the Fed’s next rate hike, which the U.S. central bank has said will be data dependent. All eyes will remain focused on the September, November, and December Federal Open Market Committee meetings in addition to the U.S. presidential election.

Ten largest holdings (%) as of August 31, 2016[6]
U.S. Treasury Note, 0.75%, 8-15-2019	4.73
FNMA, 2.81%, 5-1-2038	4.39
U.S. Treasury Note, 0.75%, 7-15-2019	4.12
U.S. Treasury Note, 1.25%, 12-15-2018	4.10
FHLMC Series 4563 Class A, 3.00%, 10-15-2040	3.41
FHLMC, 4.50%, 8-1-2020	3.36
FNMA, 4.50%, 9-1-2020	2.35
U.S. Treasury Note, 1.00%, 9-15-2018	1.99
U.S. Treasury Note, 0.75%, 7-31-2018	1.92
FNMA Series 2015-18 Class HE, 4.00%, 9-25-2041	1.45

We focused on security selection.

Market volatility resulting from uncertainty around the timing of the first Fed rate hike and adjustments to credit-rating criteria for Federal Family Education Loan Program student loans created an attractive opportunity to use our bottom-up security selection process. Our security selection and active relative-value management within mortgage pass-throughs, hybrid adjustable-rate mortgages (ARMS), and ABS through the period were the largest contributors to performance. However, certain agency MBS detracted from results due to their negative convexity, meaning they did not benefit from lower interest rates as much as other types of bonds. Consistent with our bottom-up process, we maintained a neutral duration to the benchmark throughout the period. We believe we are well positioned should volatility increase further and stand ready to take advantage of active relative-value management opportunities as they arise.

We continued to hold out-of-benchmark positions in MBS, ABS, and CMBS while maintaining underweight allocations to both agency debt and U.S. Treasuries. In agency MBS, security selection within pass-throughs and hybrid ARMs were the top contributors to performance. Over the year, we increased our exposure to agency MBS as valuations became more attractive. Within the sector, we increased exposure to hybrid ARMs while slightly decreasing positioning in collateralized mortgage obligations.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Short Duration Government Bond Fund	7

Security selection within structured-product sectors (ABS and CMBS) contributed to performance during the period. Within ABS, we increased exposure over the period, adding to our positioning in prime auto and rental ABS while decreasing positioning in private student loans. In CMBS, we decreased positioning over the period.

Portfolio allocation as of August 31, 2016[7]

The Fed appears poised to raise rates gradually.

Despite modest growth in the U.S., all eyes will be watching to see if the Fed raises rates before year-end. An increase still appears likely if incoming data suggests the resilience and health of the U.S economy. Policymakers will likely communicate that the path of subsequent increases will be gradual, in order to cushion the effect on foreign markets. Increased volatility around any Fed move may create opportunities.

Please see footnotes on page 5.

8	Wells Fargo Short Duration Government Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2016 to August 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,004.77	$3.93	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.96	0.78%
Class B
Actual	$1,000.00	$1,001.00	$7.69	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.75	1.53%
Class C
Actual	$1,000.00	$1,001.00	$7.69	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.76	1.53%
Class R6
Actual	$1,000.00	$1,006.85	$1.87	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.28	$1.88	0.37%
Administrator Class
Actual	$1,000.00	$1,005.68	$3.02	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$3.05	0.60%
Institutional Class
Actual	$1,000.00	$1,006.60	$2.12	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.03	$2.14	0.42%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2016	Wells Fargo Short Duration Government Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 65.73%
FHLMC ±	2.29%	3-1-2043	$6,378,211	$6,526,507
FHLMC ±	2.29	8-1-2044	6,877,264	7,038,652
FHLMC ±	2.61	6-1-2045	10,574,042	10,889,634
FHLMC ±	2.66	8-1-2041	6,115,496	6,414,051
FHLMC ±	2.71	3-1-2040	4,393,309	4,619,074
FHLMC ±	2.73	7-1-2044	7,524,410	7,752,490
FHLMC ±	2.78	1-1-2041	12,648,477	13,254,986
FHLMC ±	2.79	12-1-2041	6,376,999	6,605,317
FHLMC ±	2.82	5-1-2045	4,435,203	4,587,784
FHLMC ±	2.87	7-1-2044	5,659,617	5,860,247
FHLMC ±	2.91	7-1-2044	5,211,166	5,385,152
FHLMC ±	2.93	5-1-2044	1,083,138	1,116,067
FHLMC ±	2.97	7-1-2044	6,003,521	6,212,845
FHLMC ±	3.03	12-1-2043	3,657,143	3,787,741
FHLMC ±	3.14	7-1-2042	2,286,765	2,390,902
FHLMC ±	3.25	10-1-2041	2,658,619	2,799,427
FHLMC ±	3.45	5-1-2042	9,100,359	9,473,885
FHLMC	3.50	2-15-2028	2,966,518	3,118,477
FHLMC	3.50	11-1-2029	558,695	597,936
FHLMC	3.50	11-1-2029	565,511	605,192
FHLMC	3.50	9-1-2030	485,887	520,718
FHLMC	3.50	1-1-2031	468,932	502,861
FHLMC	3.50	2-1-2031	1,823,317	1,962,558
FHLMC	3.50	2-1-2031	1,339,498	1,441,705
FHLMC	3.50	2-1-2031	3,683,582	3,964,855
FHLMC	3.50	2-1-2031	4,104,999	4,384,955
FHLMC	3.50	4-1-2031	789,770	847,004
FHLMC	3.50	5-1-2031	452,372	485,164
FHLMC	3.50	6-1-2031	2,470,070	2,618,004
FHLMC	3.50	6-1-2031	2,073,116	2,223,668
FHLMC	3.50	7-1-2031	914,756	981,021
FHLMC (a)%%	3.50	9-1-2031	10,369,000	11,088,609
FHLMC	3.50	6-1-2032	2,139,781	2,293,255
FHLMC	4.00	6-1-2025	2,094,034	2,220,668
FHLMC	4.00	2-1-2026	3,001,302	3,198,417
FHLMC	4.00	9-1-2030	354,635	385,591
FHLMC	4.00	3-1-2031	1,159,807	1,265,055
FHLMC	4.00	6-1-2031	2,806,638	3,029,907
FHLMC	4.00	4-1-2032	1,023,520	1,095,421
FHLMC	4.00	2-1-2034	1,203,785	1,305,903
FHLMC	4.00	1-1-2035	412,960	449,091
FHLMC	4.00	1-1-2035	628,255	681,680
FHLMC	4.00	2-1-2035	399,528	433,505
FHLMC	4.00	3-1-2036	3,207,494	3,473,360
FHLMC	4.50	8-1-2018	2,183,231	2,245,149
FHLMC	4.50	10-1-2018	1,161,859	1,196,099
FHLMC	4.50	8-1-2020	35,999,934	37,168,983
FHLMC	4.50	4-1-2031	2,098,525	2,308,439
FHLMC	4.50	9-1-2045	10,070,271	11,117,194
FHLMC	5.50	5-1-2041	406,218	462,761
FHLMC	5.50	5-1-2041	205,586	235,647

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Short Duration Government Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC	7.00%	3-25-2044	$1,766,492	$2,116,350
FHLMC Multifamily Structured Pass-Through Certificates Series K017 Class A1	1.89	12-25-2020	2,660,310	2,683,540
FHLMC Series 3537 Class MA	4.50	6-15-2038	2,830,426	3,066,694
FHLMC Series 3574 Class D	5.00	9-15-2039	1,287,802	1,430,527
FHLMC Series 4248 Class MP	3.50	6-15-2042	5,388,277	5,623,940
FHLMC Series 4382 Class AB	3.00	7-15-2040	5,180,791	5,271,893
FHLMC Series 4563 Class A	3.00	10-15-2040	36,536,738	37,653,367
FNMA ±	2.13	6-1-2043	3,971,265	4,052,729
FNMA ±	2.17	9-1-2043	9,721,351	9,909,129
FNMA ±	2.25	8-1-2043	4,046,245	4,138,841
FNMA ±	2.32	5-1-2042	4,407,006	4,537,460
FNMA ±	2.32	10-1-2043	2,361,815	2,420,117
FNMA ±	2.44	11-1-2041	2,419,999	2,499,777
FNMA ±	2.64	12-1-2041	4,274,818	4,418,042
FNMA ±	2.65	11-1-2044	6,342,914	6,551,113
FNMA ±	2.68	12-1-2040	8,292,097	8,697,457
FNMA ±	2.69	1-1-2045	2,099,449	2,162,502
FNMA ±	2.72	5-1-2044	2,606,043	2,688,701
FNMA ±	2.73	11-1-2044	3,637,462	3,754,165
FNMA ±	2.74	11-1-2041	7,862,238	8,290,248
FNMA ±	2.75	5-1-2042	13,539,440	14,236,539
FNMA ±	2.79	2-1-2045	4,977,845	5,147,234
FNMA ±	2.81	5-1-2038	45,944,422	48,527,803
FNMA ±	2.86	7-1-2040	5,940,161	6,257,253
FNMA ±	3.14	3-1-2042	9,957,749	10,460,374
FNMA ±	3.21	12-1-2043	1,436,838	1,489,729
FNMA ±	3.49	3-1-2041	733,115	763,412
FNMA	3.50	12-1-2029	2,153,349	2,291,071
FNMA	3.50	2-1-2030	2,356,143	2,518,366
FNMA	3.50	5-1-2030	2,549,126	2,704,000
FNMA	3.50	6-1-2030	7,805,352	8,280,605
FNMA	3.50	8-1-2030	4,419,867	4,688,515
FNMA	3.50	12-1-2030	7,325,364	7,867,249
FNMA	3.50	12-1-2030	2,298,861	2,469,362
FNMA	3.50	1-1-2031	6,139,368	6,594,177
FNMA	3.50	2-1-2031	2,252,002	2,404,404
FNMA	3.50	3-1-2031	6,821,151	7,326,665
FNMA	3.50	3-1-2031	4,337,696	4,659,093
FNMA	3.50	3-1-2031	5,725,687	6,150,539
FNMA	3.50	3-1-2031	842,753	892,033
FNMA	3.50	4-1-2031	3,673,908	3,883,572
FNMA	3.50	5-1-2031	4,293,282	4,597,725
FNMA	3.50	6-1-2031	4,817,389	5,131,118
FNMA	3.50	6-1-2031	2,794,392	2,992,804
FNMA	3.50	6-1-2031	2,716,651	2,905,187
FNMA	3.50	6-1-2031	2,259,512	2,393,772
FNMA	3.50	7-1-2031	5,844,255	6,259,683
FNMA	3.50	7-1-2031	314,688	336,573
FNMA	3.50	7-1-2031	1,076,589	1,140,813
FNMA	3.50	7-1-2031	1,145,583	1,227,027
FNMA	3.50	7-1-2031	5,028,217	5,333,760

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Short Duration Government Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	3.50%	7-1-2031	$1,710,358	$1,831,955
FNMA	3.50	8-1-2031	2,690,222	2,881,457
FNMA	3.50	8-1-2031	2,124,000	2,250,711
FNMA	3.50	8-1-2031	115,111	121,978
FNMA	3.50	4-1-2032	1,603,335	1,706,673
FNMA	3.50	6-1-2032	3,558,512	3,788,015
FNMA	3.50	8-1-2032	9,183,353	9,776,733
FNMA	3.50	3-1-2033	2,029,301	2,160,578
FNMA ±	3.52	12-1-2041	3,584,870	3,760,006
FNMA	4.00	3-1-2026	2,327,617	2,483,761
FNMA	4.00	3-1-2026	3,969,342	4,229,633
FNMA	4.00	5-1-2026	747,856	802,513
FNMA	4.00	9-1-2030	503,571	549,623
FNMA	4.00	4-1-2032	1,097,815	1,207,398
FNMA	4.00	1-1-2036	1,040,726	1,144,989
FNMA	4.50	1-1-2020	7,191,881	7,400,055
FNMA	4.50	1-1-2020	5,465,024	5,620,368
FNMA	4.50	1-1-2020	8,924,265	9,174,361
FNMA	4.50	1-1-2020	7,653,813	7,870,396
FNMA	4.50	5-1-2020	9,960,911	10,244,656
FNMA	4.50	9-1-2020	23,612,000	24,250,139
FNMA	4.50	10-1-2020	2,755,516	2,835,646
FNMA	4.50	10-25-2020	9,781,576	10,026,543
FNMA	4.50	4-1-2024	4,216,212	4,532,424
FNMA	4.50	6-1-2025	1,720,353	1,854,032
FNMA	4.50	2-1-2026	458,892	493,458
FNMA	4.50	10-1-2026	5,797,467	6,255,633
FNMA	5.00	1-1-2020	2,744,185	2,825,525
FNMA	5.00	2-1-2023	2,595,074	2,694,671
FNMA	5.00	5-1-2023	585,941	628,323
FNMA	5.00	12-1-2024	198,050	213,594
FNMA	5.00	8-1-2030	814,663	904,101
FNMA	5.00	5-1-2046	959,324	1,070,578
FNMA	5.50	6-1-2040	74,943	86,199
FNMA	5.50	7-1-2040	216,019	248,705
FNMA	5.50	5-1-2041	162,263	186,744
FNMA	5.50	7-1-2041	125,250	142,910
FNMA	5.50	8-1-2041	1,543,703	1,775,594
FNMA	6.00	3-25-2035	439,359	453,233
FNMA Series 2001-W03 Class A ±	6.64	9-25-2041	461,442	520,626
FNMA Series 2002-90 Class A1	6.50	6-25-2042	21,368	25,318
FNMA Series 2003-W1 Class 2A ±	6.31	12-25-2042	240,340	282,204
FNMA Series 2009-20 Class DT	4.50	4-25-2039	4,299,754	4,728,811
FNMA Series 2010-71 Class HJ	5.50	7-25-2040	1,104,366	1,237,134
FNMA Series 2010-98 Class EA	4.00	9-25-2030	1,739,621	1,872,619
FNMA Series 2011-46 Class BA	4.00	4-25-2037	5,066,399	5,194,233
FNMA Series 2011-M2 Class A1	2.02	4-25-2021	1,707,210	1,717,351
FNMA Series 2012-28 Class PT	4.00	3-25-2042	801,181	859,002
FNMA Series 2013-103 Class H	4.50	3-25-2038	4,947,419	5,354,007
FNMA Series 2015-18 Class HE	4.00	9-25-2041	14,934,170	15,983,112
FNMA Series 2015-M10 Class FA ±	0.72	3-25-2019	9,391,548	9,393,173

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Short Duration Government Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 2015-M4 Class FA ±	0.66%	9-25-2018	$9,839,123	$9,837,204
FNMA Series 2015-M8 Class FA ±	0.62	11-25-2018	5,834,642	5,825,471
GNMA Series 2016-112 Class AW ±(a)%%	7.14	12-20-2040	3,808,000	4,552,791

Total Agency Securities (Cost $728,107,714)				726,387,629

Asset-Backed Securities: 15.59%
AmeriCredit Automobile Receivables Trust Series 2016-3 Class A2A	1.37	11-8-2019	6,276,000	6,269,829
Avis Budget Rental Car Funding LLC Series 2013-1A Class A 144A	1.92	9-20-2019	4,088,000	4,080,707
Avis Budget Rental Car Funding LLC Series 2014-1A Class A 144A	2.46	7-20-2020	6,637,000	6,679,937
California Republic Auto Receivables Trust Series 2014-3 Class A4	1.79	3-16-2020	3,179,000	3,188,964
California Republic Auto Receivables Trust Series 2015-1 Class A4	1.82	9-15-2020	3,620,000	3,631,700
California Republic Auto Receivables Trust Series 2015-4 Class A3 144A	2.04	1-15-2020	4,163,000	4,189,094
California Republic Auto Receivables Trust Series 2016-1 Class A4	2.24	10-15-2021	4,948,000	5,006,191
California Republic Auto Receivables Trust Series 2016-2 Class A3	1.56	7-15-2020	8,658,000	8,644,701
Capital Auto Receivables Asset Trust Series 2014-2 Class A4	1.62	10-22-2018	3,186,000	3,188,621
Capital Auto Receivables Asset Trust Series 2014-3 Class A4	1.83	4-22-2019	3,144,000	3,153,224
Capital Auto Receivables Asset Trust Series 2015-1 Class A4	1.86	10-21-2019	2,433,000	2,441,631
Capital Auto Receivables Asset Trust Series 2016-1 Class A4	1.98	10-20-2020	4,930,000	4,950,561
Capital Auto Receivables Asset Trust Series 2016-2 Class A4	1.63	1-20-2021	3,153,000	3,135,818
Chrysler Capital Auto Receivables Trust Series 2016-AA Class A4 144A	1.96	1-18-2022	6,248,000	6,262,330
Ford Credit Auto Owner Trust Series 2014-2 Class A 144A	2.31	4-15-2026	6,033,000	6,157,128
Ford Credit Floorplan Master Owner Trust Series 2016-3 Class A1	1.55	7-15-2021	4,370,000	4,359,132
Hertz Vehicle Financing LLC Series 2013-1A Class A2 144A	1.83	8-25-2019	3,145,000	3,127,509
Hertz Vehicle Financing LLC Series 2015-1A Class A 144A	2.73	3-25-2021	3,345,000	3,382,772
Hertz Vehicle Financing LLC Series 2016-3A Class A 144A	2.27	7-25-2020	8,696,000	8,686,177
Navient Student Loan Trust Series 2014-CTA Class A 144A±	1.21	9-16-2024	9,068,735	9,021,402
Nelnet Student Loan Trust Series 2004-4 Class A5 ±	0.87	1-25-2037	3,377,534	3,257,242
Nelnet Student Loan Trust Series 2006-1 Class A5 ±	0.93	8-23-2027	2,334,944	2,290,190
Santander Drive Auto Receivables Trust Series 2016-2 Class A3	1.56	5-15-2020	11,711,000	11,719,651
SLC Student Loan Trust Series 2007-2 Class A2 ±	1.22	5-15-2028	687,089	679,987
SLC Student Loan Trust Series 2010-1 Class A ±	1.70	11-25-2042	2,107,706	2,112,443
SLM Student Loan Trust Series 2005-6 Class A5 ±	1.91	7-27-2026	1,549,612	1,554,205
SLM Student Loan Trust Series 2005-6 Class A5A ±	0.82	7-27-2026	1,213,097	1,201,659
SLM Student Loan Trust Series 2005-8 Class A4 ±	1.46	1-25-2028	3,941,000	3,922,592
SLM Student Loan Trust Series 2010-1 Class A ±	0.92	3-25-2025	3,259,506	3,169,354
SLM Student Loan Trust Series 2010-A Class 1A 144A±	3.45	5-16-2044	1,983,723	2,027,607
SLM Student Loan Trust Series 2010-A Class 2A 144A±	3.76	5-16-2044	3,513,775	3,624,326
SLM Student Loan Trust Series 2011-C Class A2A 144A±	3.76	10-17-2044	1,602,441	1,663,424
SLM Student Loan Trust Series 2011-C Class A2B 144A	4.54	10-17-2044	2,003,477	2,098,989
SLM Student Loan Trust Series 2012-A Class A2 144A	3.83	1-17-2045	657,000	679,772
SLM Student Loan Trust Series 2012-E Class A2A 144A	2.09	6-15-2045	2,945,000	2,966,952
SLM Student Loan Trust Series 2014-A Class A2A 144A	2.59	1-15-2026	2,746,000	2,767,803
SLM Student Loan Trust Series 2014-A Class A2B 144A±	1.66	1-15-2026	4,005,000	4,016,909
SMB Private Education Loan Trust Series 2015-A Class A1 144A±	1.11	7-17-2023	5,885,906	5,884,324
SMB Private Education Loan Trust Series 2015-C Class A1 144A±	1.41	7-15-2022	1,115,468	1,117,491
Social Professional Loan Program Series 2016-C Class A1 144A±	1.57	10-25-2036	4,465,000	4,472,992
TCF Auto Receivables Owner Trust Series 2015-1A Class A4 144A	1.96	11-16-2020	6,610,000	6,598,604
Verizon Owner Trust Series 2016-1A Class A 144A	1.42	1-20-2021	4,911,000	4,911,818

Total Asset-Backed Securities (Cost $172,428,240)				172,295,762

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Short Duration Government Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities: 3.28%
Commercial Mortgage Trust Series 2012-LC4 Class A2	2.26%	12-10-2044	$1,516,503	$1,519,057
Commercial Mortgage Trust Series 2012-LC4 Class A3	3.07	12-10-2044	14,264,000	14,593,006
Commercial Mortgage Trust Series 2013-CR6 Class A1	0.72	3-10-2046	1,410,795	1,403,882
DBUBS Mortgage Trust Series 2011-LC2A Class A1 144A	3.53	7-10-2044	600,360	624,397
GS Mortgage Securities Trust Series 2010-C1 Class A1 144A	3.68	8-10-2043	955,239	989,101
GS Mortgage Securities Trust Series 2010-C2 Class A1 144A	3.85	12-10-2043	1,013,863	1,057,751
GS Mortgage Securities Trust Series 2012-GCJ7 Class AAB	2.94	5-10-2045	2,579,000	2,655,334
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-C1 Class A2 144A	4.61	6-15-2043	1,859,375	1,965,850
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-C2 Class A2 144A	3.62	11-15-2043	1,800,140	1,835,705
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2011-C3 Class A2 144A	3.67	2-15-2046	97,215	97,270
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2011-C5 Class A2	3.15	8-15-2046	55,642	55,611
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2012-CBX Class A3	3.14	6-15-2045	2,486,514	2,547,106
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2014-C18 Class A1	1.25	2-15-2047	991,452	990,467
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-CNTR Class A1 144A	3.30	8-5-2032	1,235,801	1,263,466
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9 Class A2	1.68	12-15-2047	3,445,596	3,454,273
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6 Class A2	1.87	11-15-2045	394,552	396,217
Morgan Stanley Capital I Trust Series 2011-C2 Class A3 144A	4.21	6-15-2044	705,000	737,799
Morgan Stanley Dean Witter Capital I Trust Series 2011-C3 Class A2	3.22	7-15-2049	39,598	39,558

Total Non-Agency Mortgage-Backed Securities (Cost $36,898,939)				36,225,850

U.S. Treasury Securities: 18.85%
U.S. Treasury Note	0.50	4-30-2017	10,507,000	10,501,127
U.S. Treasury Note	0.75	10-31-2017	7,896,000	7,898,156
U.S. Treasury Note	0.75	7-31-2018	21,238,000	21,212,281
U.S. Treasury Note	0.75	7-15-2019	45,800,000	45,576,359
U.S. Treasury Note	0.75	8-15-2019	52,513,000	52,244,291
U.S. Treasury Note	0.88	5-15-2019	3,552,000	3,549,780
U.S. Treasury Note	1.00	9-15-2018	21,969,000	22,041,937
U.S. Treasury Note	1.25	12-15-2018	44,913,000	45,302,486

Total U.S. Treasury Securities (Cost $208,652,194)				208,326,417

	Yield		Shares
Short-Term Investments: 1.88%

Investment Companies: 1.88%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.32		20,771,620	20,771,620

Total Short-Term Investments (Cost $20,771,620)				20,771,620

Total investments in securities (Cost $1,166,858,707) *	105.33%	1,164,007,278
Other assets and liabilities, net	(5.33)	(58,920,384)

Total net assets	100.00%	$1,105,086,894

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Short Duration Government Bond Fund	Portfolio of investments—August 31, 2016

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

%%	The security is issued on a when-issued basis.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $1,167,227,585 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,783,650
Gross unrealized losses	(5,003,957)

Net unrealized losses	$(3,220,307)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2016	Wells Fargo Short Duration Government Bond Fund	15

Assets
Investments
In unaffiliated securities, at value (cost $1,146,087,087)	$1,143,235,658
In affiliated securities, at value (cost $20,771,620)	20,771,620

Total investments, at value (cost $1,166,858,707)	1,164,007,278
Segregated cash	200,000
Receivable for investments sold	24,087,585
Principal paydown receivable	2,350,464
Receivable for Fund shares sold	10,158,563
Receivable for interest	2,672,377
Receivable for daily variation margin on open futures contracts	15,156
Prepaid expenses and other assets	48,331

Total assets	1,203,539,754

Liabilities
Dividends payable	112,864
Payable for investments purchased	96,788,733
Payable for Fund shares redeemed	1,045,513
Payable for daily variation margin on open futures contracts	3,062
Management fee payable	288,921
Distribution fees payable	17,530
Administration fees payable	73,041
Accrued expenses and other liabilities	123,196

Total liabilities	98,452,860

Total net assets	$1,105,086,894

NET ASSETS CONSIST OF
Paid-in capital	$1,155,297,186
Undistributed net investment income	629,949
Accumulated net realized losses on investments	(47,945,502)
Net unrealized losses on investments	(2,894,739)

Total net assets	$1,105,086,894

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$57,976,400
Shares outstanding – Class A1	5,820,083
Net asset value per share – Class A	$9.96
Maximum offering price per share – Class A2	$10.16
Net assets – Class B	$40,254
Shares outstanding – Class B1	4,037
Net asset value per share – Class B	$9.97
Net assets – Class C	$27,454,162
Shares outstanding – Class C1	2,751,677
Net asset value per share – Class C	$9.98
Net assets – Class R6	$233,992,826
Shares outstanding – Class R6[1]	23,413,824
Net asset value per share – Class R6	$9.99
Net assets – Administrator Class	$121,575,888
Shares outstanding – Administrator Class[1]	12,184,520
Net asset value per share – Administrator Class	$9.98
Net assets – Institutional Class	$664,047,364
Shares outstanding – Institutional Class[1]	66,565,827
Net asset value per share – Institutional Class	$9.98

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Short Duration Government Bond Fund	Statement of operations—year ended August 31, 2016

Investment income
Interest	$15,839,237
Income from affiliated securities	60,367

Total investment income	15,899,604

Expenses
Management fee	3,743,343
Administration fees
Class A	98,389
Class B	114
Class C	46,790
Class R6	67,275
Administrator Class	134,856
Institutional Class	499,969
Shareholder servicing fees
Class A	153,732
Class B	178
Class C	73,110
Administrator Class	337,141
Distribution fees
Class B	535
Class C	219,330
Custody and accounting fees	70,305
Professional fees	50,497
Registration fees	67,417
Shareholder report expenses	45,208
Trustees’ fees and expenses	23,032
Other fees and expenses	14,597

Total expenses	5,645,818
Less: Fee waivers and/or expense reimbursements	(454,056)

Net expenses	5,191,762

Net investment income	10,707,842

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	2,922,846
Futures transactions	(271,716)

Net realized gains on investments	2,651,130

Net change in unrealized gains (losses) on:
Unaffiliated securities	193,222
Futures transactions	(43,310)

Net change in unrealized gains (losses) on investments	149,912

Net realized and unrealized gains (losses) on investments	2,801,042

Net increase in net assets resulting from operations	$13,508,884

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Short Duration Government Bond Fund	17

	Year ended August 31, 2016		Year ended August 31, 2015

Operations
Net investment income		$10,707,842		$10,197,919
Net realized gains on investments		2,651,130		3,936,012
Net change in unrealized gains (losses) on investments		149,912		(4,300,460)

Net increase in net assets resulting from operations		13,508,884		9,833,471

Distributions to shareholders from
Net investment income
Class A		(920,262)		(994,941)
Class B		(522)		(619)
Class C		(218,517)		(143,212)
Class R6		(4,283,248)		(1,252,381)
Administrator Class		(2,253,490)		(2,366,248)
Institutional Class		(11,646,830)		(12,686,313)

Total distributions to shareholders		(19,322,869)		(17,443,714)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,523,943	15,222,273	893,467	8,994,855
Class B	659	6,605	4,666	47,051
Class C	545,428	5,455,990	250,331	2,525,080
Class R6	3,676,017	36,835,469	20,670,721	208,583,613
Administrator Class	1,519,924	15,208,095	3,720,185	37,515,205
Institutional Class	31,387,349	313,806,941	23,657,641	238,649,165

		386,535,373		496,314,969

Reinvestment of distributions
Class A	81,077	809,810	90,064	907,044
Class B	50	499	54	540
Class C	19,633	196,421	12,948	130,546
Class R6	427,474	4,283,189	124,189	1,252,381
Administrator Class	219,291	2,193,923	223,156	2,250,925
Institutional Class	1,064,869	10,651,801	1,154,458	11,642,358

		18,135,643		16,183,794

Payment for shares redeemed
Class A	(2,024,553)	(20,217,407)	(5,356,128)	(53,879,586)
Class B	(6,594)	(65,903)	(17,358)	(175,084)
Class C	(993,927)	(9,950,881)	(1,481,247)	(14,946,317)
Class R6	(3,764,296)	(37,736,319)	(2,510,257)	(25,335,737)
Administrator Class	(5,170,008)	(51,772,193)	(7,286,511)	(73,464,583)
Institutional Class	(24,487,556)	(244,923,927)	(55,650,292)	(560,857,859)

		(364,666,630)		(728,659,166)

Net increase (decrease) in net assets resulting from capital share transactions		40,004,386		(216,160,403)

Total increase (decrease) in net assets		34,190,401		(223,770,646)

Net assets
Beginning of period		1,070,896,493		1,294,667,139

End of period		$1,105,086,894		$1,070,896,493

Undistributed net investment income		$629,949		$606,284

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.02	$10.08	$10.09	$10.35	$10.36
Net investment income	0.07	0.04	0.03	0.08 [1]	0.10
Net realized and unrealized gains (losses) on investments	0.02	0.02	0.07	(0.14)	0.09

Total from investment operations	0.09	0.06	0.10	(0.06)	0.19
Distributions to shareholders from
Net investment income	(0.15)	(0.12)	(0.11)	(0.20)	(0.20)
Net asset value, end of period	$9.96	$10.02	$10.08	$10.09	$10.35
Total return[2]	0.90%	0.55%	1.03%	(0.63)%	1.86%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.78%	0.80%	0.82%	0.86%
Net expenses	0.78%	0.78%	0.78%	0.79%	0.83%
Net investment income	0.70%	0.55%	0.38%	0.80%	0.98%
Supplemental data
Portfolio turnover rate	284%	500%	408%	324%	399%
Net assets, end of period (000s omitted)	$57,976	$62,504	$107,005	$126,316	$167,266

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short Duration Government Bond Fund	19

(For a share outstanding throughout each period)

	Year ended August 31
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.02	$10.09	$10.10	$10.36	$10.36
Net investment income (loss)	(0.01)[1]	(0.02)[1]	(0.04)[1]	0.01 [1]	0.03 [1]
Net realized and unrealized gains (losses) on investments	0.03	(0.01)	0.07	(0.15)	0.10

Total from investment operations	0.02	(0.03)	0.03	(0.14)	0.13
Distributions to shareholders from
Net investment income	(0.07)	(0.04)	(0.04)	(0.12)	(0.13)
Net asset value, end of period	$9.97	$10.02	$10.09	$10.10	$10.36
Total return[2]	0.25%	(0.30)%	0.28%	(1.37)%	1.22%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.53%	1.56%	1.58%	1.60%
Net expenses	1.53%	1.53%	1.53%	1.54%	1.57%
Net investment income (loss)	(0.07)%	(0.19)%	(0.37)%	0.06%	0.25%
Supplemental data
Portfolio turnover rate	284%	500%	408%	324%	399%
Net assets, end of period (000s omitted)	$40	$99	$228	$856	$1,115

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.03	$10.10	$10.11	$10.37	$10.37
Net investment income (loss)	(0.01)	(0.03)	(0.05)	0.01 [1]	0.03
Net realized and unrealized gains (losses) on investments	0.03	0.00 [2]	0.08	(0.15)	0.09

Total from investment operations	0.02	(0.03)	0.03	(0.14)	0.12
Distributions to shareholders from
Net investment income	(0.07)	(0.04)	(0.04)	(0.12)	(0.12)
Net asset value, end of period	$9.98	$10.03	$10.10	$10.11	$10.37
Total return[3]	0.25%	(0.30)%	0.28%	(1.37)%	1.20%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.53%	1.55%	1.57%	1.61%
Net expenses	1.53%	1.53%	1.53%	1.54%	1.58%
Net investment income (loss)	(0.05)%	(0.20)%	(0.37)%	0.05%	0.23%
Supplemental data
Portfolio turnover rate	284%	500%	408%	324%	399%
Net assets, end of period (000s omitted)	$27,454	$31,910	$44,423	$63,126	$78,385

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short Duration Government Bond Fund	21

(For a share outstanding throughout each period)

	Year ended August 31
CLASS R6	2016	2015	2014	2013[1]
Net asset value, beginning of period	$10.05	$10.11	$10.13	$10.33
Net investment income	0.12	0.09 [2]	0.08 [2]	0.13 [2]
Net realized and unrealized gains (losses) on investments	0.01	0.01	0.05	(0.15)

Total from investment operations	0.13	0.10	0.13	(0.02)
Distributions to shareholders from
Net investment income	(0.19)	(0.16)	(0.15)	(0.18)
Net asset value, end of period	$9.99	$10.05	$10.11	$10.13
Total return[3]	1.32%	0.96%	1.35%	(0.17)%
Ratios to average net assets (annualized)
Gross expenses	0.40%	0.40%	0.41%	0.43%
Net expenses	0.37%	0.37%	0.37%	0.37%
Net investment income	1.11%	0.88%	0.76%	0.81%
Supplemental data
Portfolio turnover rate	284%	500%	408%	324%
Net assets, end of period (000s omitted)	$233,993	$231,878	$48,446	$2,983

[1]	For the period from November 30, 2012 (commencement of class operations) to August 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.03	$10.10	$10.11	$10.36	$10.37
Net investment income	0.08	0.06	0.06 [1]	0.10 [1]	0.13
Net realized and unrealized gains (losses) on investments	0.04	0.00 [2]	0.06	(0.13)	0.09

Total from investment operations	0.12	0.06	0.12	(0.03)	0.22
Distributions to shareholders from
Net investment income	(0.17)	(0.13)	(0.13)	(0.22)	(0.23)
Net asset value, end of period	$9.98	$10.03	$10.10	$10.11	$10.36
Total return	1.18%	0.63%	1.21%	(0.34)%	2.10%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.72%	0.74%	0.76%	0.80%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.87%	0.73%	0.56%	0.99%	1.20%
Supplemental data
Portfolio turnover rate	284%	500%	408%	324%	399%
Net assets, end of period (000s omitted)	$121,576	$156,669	$191,469	$234,808	$285,637

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short Duration Government Bond Fund	23

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.03	$10.10	$10.10	$10.36	$10.37
Net investment income	0.11	0.09 [1]	0.07	0.12	0.15
Net realized and unrealized gains (losses) on investments	0.03	(0.01)	0.08	(0.15)	0.09

Total from investment operations	0.14	0.08	0.15	(0.03)	0.24
Distributions to shareholders from
Net investment income	(0.19)	(0.15)	(0.15)	(0.23)	(0.25)
Net asset value, end of period	$9.98	$10.03	$10.10	$10.10	$10.36
Total return	1.37%	0.81%	1.50%	(0.26)%	2.28%
Ratios to average net assets (annualized)
Gross expenses	0.45%	0.45%	0.47%	0.49%	0.53%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	1.06%	0.92%	0.74%	1.16%	1.39%
Supplemental data
Portfolio turnover rate	284%	500%	408%	324%	399%
Net assets, end of period (000s omitted)	$664,047	$587,835	$903,096	$1,051,693	$1,157,125

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Short Duration Government Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short Duration Government Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Notes to financial statements	Wells Fargo Short Duration Government Bond Fund	25

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to paydown losses. At August 31, 2016, as a result of permanent book-to-tax difference, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$8,638,692	$(8,638,692)

As of August 31, 2016, the Fund had capital loss carryforwards which consist of $29,965,407 in short-term capital losses and $17,654,524 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

26	Wells Fargo Short Duration Government Bond Fund	Notes to financial statements
■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$726,387,629	$0	$726,387,629

Asset-backed securities	0	172,295,762	0	172,295,762

Non-agency mortgage-backed securities	0	36,225,850	0	36,225,850

U.S. Treasury securities	208,326,417	0	0	208,326,417

Short-term investments
Investment companies	20,771,620	0	0	20,771,620
	229,098,037	934,909,241	0	1,164,007,278
Futures contracts	15,156	0	0	15,156
Total assets	$229,113,193	$934,909,241	$0	$1,164,022,434
Liabilities
Futures contracts	$3,062	$0	$0	$3,062
Total liabilities	$3,062	$0	$0	$3,062

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended August 31, 2016, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Short Duration Government Bond Fund	27

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses 0.78% for Class A shares, 1.53% for Class B shares, 1.53% for Class C shares, 0.37% for Class R6 shares, 0.60% for Administrator Class shares, and 0.42% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended August 31, 2016, Funds Distributor received $716 from the sale of Class A shares and $100 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2016 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$3,084,643,068	$252,427,106	$2,840,309,155	$201,144,640

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

28	Wells Fargo Short Duration Government Bond Fund	Notes to financial statements

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2016, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

At August 31, 2016, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at August 31, 2016	Unrealized gains (losses)
12-30-2016	JPMorgan	485 Long	2-Year U.S. Treasury Notes	$105,881,563	$(84,281)
12-30-2016	JPMorgan	196 Short	5-Year U.S. Treasury Notes	23,765,000	40,971

The Fund had an average notional amount of $37,157,319 in long futures contracts and $10,485,087 in short futures contracts during the year ended August 31, 2016. As of August 31, 2016, the Fund had segregated $200,000 as cash collateral for open futures contracts.

On August 31, 2016, the cumulative unrealized losses on futures contracts in the amount of $43,310 are reflected in net unrealized losses on investments on the Statement of Assets and Liabilities. The receivable and payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized losses on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	JPMorgan	$15,156	$(3,062)	$0	$12,094

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Futures – variation margin	JPMorgan	$3,062	$(3,062)	$0	$0

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2016, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Short Duration Government Bond Fund	29

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $19,322,869 and $17,443,714 of ordinary income for the years ended August 31, 2016 and August 31, 2015, respectively.

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$742,810	$(3,220,307)	$(47,619,931)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Short Duration Government Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Short Duration Government Bond Fund (formerly known as Wells Fargo Advantage Short Duration Government Bond Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Short Duration Government Bond Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2016

Other information (unaudited)	Wells Fargo Short Duration Government Bond Fund	31

TAX INFORMATION

For the fiscal year ended August 31, 2016, $19,287,333 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2016, 11% of the dividends distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Short Duration Government Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Short Duration Government Bond Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 71 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

34	Wells Fargo Short Duration Government Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short Duration Government Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance

Other information (unaudited)	Wells Fargo Short Duration Government Bond Fund	35

Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays U.S. 1-3 Year Government Bond Index, for all periods under review except the one-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

36	Wells Fargo Short Duration Government Bond Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Short Duration Government Bond Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245793 10-16 A220/AR220 08-16

Annual Report

August 31, 2016

Wells Fargo Short-Term Bond Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Short-Term Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

The period was marked by low interest rates and accommodative central-bank policies, although the U.S. Federal Reserve (Fed) took a first step in raising its target rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short-Term Bond Fund for the 12-month period that ended August 31, 2016. The period was marked by low interest rates and accommodative central-bank policies, although the U.S. Federal Reserve (Fed) took a first step in raising its target rate. Ten-year Treasury yields declined, ending August 2016 with a yield of 1.58%. Two-year Treasury note yields ended the period close to where they began, at 0.80%, after having spiked at calendar year-end 2015 when the federal funds rate was raised.

Major central banks continued to provide stimulus, helping support global economies and keep interest rates low.

The Fed continued an easy monetary policy in order to support the economy and the financial system. However, it raised the federal funds target rate in December 2015 because it believed the U.S. economy was strong enough to begin normalizing monetary policy. During the subsequent first eight months of 2016, the Fed kept the federal funds rate steady. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. The ECB cut all three of its short-term rates during the reporting period, increased its asset-purchase program from 60 billion euros per month to 80 billion, expanded the list of eligible securities to include investment-grade nonbank debt, and created a fund-to-lend program where banks could be paid to lend money. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

The U.S. economy proved resilient; non-U.S. economies generally were weaker.

The divergence between U.S. and non-U.S. economic growth continued, with persistent weakness in European and Japanese inflation, risks of a hard landing in China, and the recalibration of energy and commodity prices weighing on the markets. In the U.S., economic growth advanced and inflation, as measured by the Consumer Price Index excluding food and energy, rose 2.2% over the past 12 months. Meanwhile, oil prices fell dramatically (reaching a secular low of $26 per barrel in February) before increasing to $45 per barrel by the end of the reporting period. In addition, the U.K. vote on June 23, 2016, to exit the European Union exacerbated uncertainty about economic growth, financial markets, and political responses to a number of policy issues. Periods of greater volatility aided perceived safe-haven investments, such as U.S. Treasuries. As uncertainty about these issues waned, riskier assets tended to outperform.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk-averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity.

Letter to shareholders (unaudited)	Wells Fargo Short-Term Bond Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Short-Term Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®

Jay N. Mueller, CFA®

Noah Wise, CFA®

Average annual total returns (%) as of August 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SSTVX)	8-31-1999	(0.26)	1.01	2.61	1.77	1.42	2.81	0.81	0.73
Class C (WFSHX)	3-31-2008	0.01	0.66	2.03	1.01	0.66	2.03	1.56	1.48
Institutional Class (SSHIX)	8-31-1999	–	–	–	2.14	1.71	3.13	0.48	0.48
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index[4]	–	–	–	–	1.50	0.99	2.63	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment- grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Short-Term Bond Fund	5

Growth of $10,000 investment as of August 31, 2016[5]

[1]	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to include the higher expenses applicable to Class C shares.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through December 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.72% for Class A, 1.47% for Class C, and 0.48% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index (formerly known as Barclays U.S. 1-3 Year Government/Credit Bond Index) is the one- to three-year component of the Bloomberg Barclays U.S. Government/Credit Bond Index (formerly known as Barclays U.S. Government/Credit Bond Index) that includes securities in the Government and Credit Indexes. The Government Index includes Treasuries (that is, public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (that is, publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Short-Term Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays U.S. 1–3 Year Government/Credit Bond Index, for the 12-month period that ended August 31, 2016.

■	The Fund’s overweight to corporate debt generated positive relative performance due to both spread narrowing and higher coupon income.

■	The Fund’s holdings in the securitized sector generated positive excess returns.

■	Defensive cash holdings detracted modestly from performance as did post-reset agency adjustable-rate mortgages.

Slow but steady economic growth was generally benign for the bond market.

After decelerating for several quarters due to weak global growth and volatile commodity prices, the U.S. economy recovered somewhat during the second quarter of this year, with currently available data suggesting that gross domestic product excluding inventory effects grew at an annualized rate of around 2%. Healthy consumer activity continued to offset relatively weak business investment over the period, while trade and inventories remain swing factors.

The labor market tightened modestly over the past 12 months, with the unemployment rate falling from 5.1% to 4.9%. Nonfarm payrolls averaged a little over 200,000 per month, while the labor force participation rate improved slightly from 62.6% to 62.8%.

Both the headline Consumer Price Index (CPI) as well as CPI excluding food and energy showed annual inflation increasing over the period, with the former measure increasing from 0.2% to 0.8% and the latter increasing from 1.8% to 2.2%. The core personal consumption expenditures price index, the U.S. Federal Reserve’s preferred measure of inflation, rose 1.6% over the past 12 months, which is a bit below the stated 2.0% target.

In December 2015, the Federal Open Market Committee (FOMC) took its first step toward policy normalization by increasing the federal funds target rate by 25 basis points (bps; 100 bps equals 1.00%) to a new range of 0.25% to 0.50%, citing ongoing job gains and declining unemployment as justification. The monetary authorities reiterated their commitment to a gradual, data-dependent approach to normalization. Subsequent FOMC meetings indicated an even more gradual timeline, with concern expressed over sluggish business investment and global economic and financial developments.

Ten largest holdings (%) as of August 31, 2016[6]
Verizon Communications Incorporated, 1.35%, 6-9-2017	1.19
Bellsouth Corporation, 4.40%, 4-26-2021	1.02
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-INN Class A, 1.36%, 6-15-2029	0.91
Credit Suisse Mortgage Trust Series 2007-C3 Class A4, 5.89%, 6-15-2039	0.82
Citibank Credit Card Issuance Trust Series 2013-A6 Class A6, 1.32%, 9-7-2018	0.77
Murray Street Investment Trust I, 4.65%, 3-9-2017	0.75
Mercedes-Benz Auto Receivables Series 2015-1 Class A2A, 0.82%, 6-15-2018	0.75
Deutsche Annington Finance BV, 3.20%, 10-2-2017	0.74
BMW Vehicle Lease Trust Series 2015-2 Class A2A, 1.07%, 1-22-2018	0.72
Bear Stearns Companies LLC, 5.55%, 1-22-2017	0.72

The Fund maintained overweight allocations to corporate debt and securitized holdings.

The Fund continued to overweight holdings of short-term corporate bonds as well as securitized debt while retaining an underweight to U.S. Treasuries and agency debentures. A little over half of the Fund’s assets were invested in corporate-debt securities. The other primary sector commitment was to securitized debt: residential mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Short-Term Bond Fund	7

Portfolio allocation as of August 31, 2016[7]

We expect a gradual rise in short-term interest rates.

The relatively benign economic conditions described above are likely to result in an eventual further increase in short-term interest rates. We believe the FOMC is likely to raise its target rate by 0.25% to 0.50% over the next 12 months, a result which is largely reflected in the term structure of interest rates. Should market rates diverge from the policy path we think most likely, we will be prepared to modify our duration and yield-curve posture in response to the opportunities presented.

Please see footnotes on page 5.

8	Wells Fargo Short-Term Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2016 to August 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,016.11	$3.65	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.66	0.72%
Class C
Actual	$1,000.00	$1,012.31	$7.44	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.46	1.47%
Institutional Class
Actual	$1,000.00	$1,017.34	$2.42	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$2.42	0.48%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2016	Wells Fargo Short-Term Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 10.02%
FDIC Series 2010-R1 Class A 144A	2.18%	5-25-2050	$1,885,982	$1,887,576
FDIC Series 2013-R1 Class A 144A	1.15	3-25-2033	1,164,406	1,154,196
FHLMC ±	2.63	4-1-2038	474,905	500,479
FHLMC ±	2.66	9-1-2031	6,565	6,690
FHLMC ±	2.77	4-1-2032	45,231	47,655
FHLMC ±	2.98	7-1-2029	3,418	3,560
FHLMC	3.00	2-15-2024	593,206	601,984
FHLMC ±	3.03	5-1-2026	62,530	65,319
FHLMC	3.50	6-15-2038	788,101	810,130
FHLMC	4.50	5-15-2018	69,958	71,552
FHLMC	5.00	10-15-2032	42,279	42,403
FHLMC	6.00	10-1-2021	334,294	360,932
FHLMC	8.50	9-1-2017	2,058	2,061
FHLMC	9.00	8-1-2018	7,999	8,151
FHLMC	9.00	6-1-2019	18,964	19,829
FHLMC	9.00	10-1-2019	93,893	100,222
FHLMC	9.50	12-1-2022	38,864	41,518
FHLMC	10.50	11-1-2017	136	138
FHLMC	10.50	8-1-2018	23,702	24,028
FHLMC	10.50	2-1-2019	551	574
FHLMC	10.50	4-1-2019	287	300
FHLMC	10.50	5-1-2019	279	300
FHLMC	10.50	6-1-2019	1,562	1,675
FHLMC	10.50	7-1-2019	675	702
FHLMC Series 2597 Series AE	5.50	4-15-2033	165,226	181,742
FHLMC Series 2631 Class LC	4.50	6-15-2018	160,325	164,087
FHLMC Series 2642 Class AR	4.50	7-15-2023	289,812	313,485
FHLMC Series 2656 Class BG	5.00	10-15-2032	561,388	570,890
FHLMC Series 2958 Class QD	4.50	4-15-2020	624,080	638,157
FHLMC Series 3266 Class D	5.00	1-15-2022	695,731	719,571
FHLMC Series 3609 Class LA	4.00	12-15-2024	275,285	282,402
FHLMC Series 3778 Class BM	3.50	8-15-2028	243,828	247,160
FHLMC Series 3794 Class LK	3.00	2-15-2024	762,065	767,564
FHLMC Series 3855 Class HL	3.50	2-15-2026	260,078	268,686
FHLMC Series 3920 Class AB	3.00	9-15-2025	770,434	787,728
FHLMC Series T-42 Class A6	9.50	2-25-2042	412,810	514,375
FHLMC Series T-57 Class 2A1 ±	3.34	7-25-2043	42,064	45,504
FHLMC Series T-59 Class 2A1 ±	3.10	10-25-2043	1,132,485	1,177,525
FNMA ±	1.76	8-1-2034	611,601	622,704
FNMA ±	2.51	11-1-2031	48,474	50,898
FNMA ±	2.65	8-1-2036	2,385,050	2,524,856
FNMA	2.73	10-1-2017	2,937,087	2,966,285
FNMA ±	2.83	10-1-2036	2,686,701	2,806,672
FNMA ±	2.84	9-1-2040	1,693,567	1,788,573
FNMA ±	2.87	7-1-2036	1,702,404	1,804,956
FNMA	2.93	12-1-2017	2,285,191	2,318,337
FNMA	3.31	12-1-2017	1,496,924	1,516,836
FNMA	3.34	9-1-2017	1,364,162	1,382,948
FNMA	3.69	6-1-2017	3,297,709	3,322,280
FNMA	3.74	5-1-2018	2,193,687	2,260,105

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	4.00%	6-25-2026	$959,055	$1,020,128
FNMA	4.00	8-25-2037	764,488	805,694
FNMA	5.19	1-1-2018	340,944	353,268
FNMA	5.50	8-25-2034	1,268,632	1,314,903
FNMA	6.00	4-1-2021	264,674	277,057
FNMA	6.00	3-1-2033	606,453	693,146
FNMA	6.28	11-1-2018	228,362	231,122
FNMA	6.50	8-1-2031	357,429	417,036
FNMA	7.60	8-1-2018	190,051	189,821
FNMA	8.00	4-1-2017	13,079	13,175
FNMA	8.00	9-1-2019	12,696	12,789
FNMA	8.00	9-1-2023	3,154	3,346
FNMA	8.33	7-15-2020	15,146	16,265
FNMA	8.50	7-1-2018	7,575	7,633
FNMA	8.50	2-1-2023	12,723	12,841
FNMA	9.00	2-15-2020	682	745
FNMA	9.00	11-1-2024	75,526	84,016
FNMA	11.00	10-15-2020	5,709	5,830
FNMA Grantor Trust Series 2002-T12 Class A4	9.50	5-25-2042	683,075	860,035
FNMA Series 1989-29 Class Z	10.00	6-25-2019	51,852	55,947
FNMA Series 1989-63 Class Z	9.40	10-25-2019	19,245	20,448
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	57,930	71,251
FNMA Series 2003-15 Class CB	5.00	3-25-2018	302,966	308,908
FNMA Series 2003-41 Class PE	5.50	5-25-2023	741,191	795,329
FNMA Series 2003-W11 Class A1 ±	3.93	6-25-2033	16,006	16,717
FNMA Series 2003-W6 Class 6A ±	3.31	8-25-2042	1,040,316	1,141,774
FNMA Series 2003-W6 Class PT4 ±	8.70	10-25-2042	92,011	113,608
FNMA Series 2004-32 Class AY	4.00	5-25-2019	168,478	171,909
FNMA Series 2004-90 Class XY	4.00	9-25-2034	505,026	520,152
FNMA Series 2008-53 Class CA	5.00	7-25-2023	506,976	528,099
FNMA Series 2009-M01 Class A2	4.29	7-25-2019	1,267,913	1,355,792
FNMA Series 2011-133 Class A	3.50	6-25-2029	1,034,525	1,063,695
FNMA Series 2011-17 Class ED	3.50	7-25-2025	221,575	227,144
FNMA Series 2011-39 Class CA	3.00	5-25-2024	268,597	272,905
FNMA Series 2011-66 Class BE	3.00	3-25-2025	492,469	499,266
FNMA Series 2011-71 Class DJ	3.00	3-25-2025	940,360	951,700
FNMA Series G95-2 Class IO ±(c)	10.00	5-25-2020	41,484	1,839
GNMA	4.00	8-16-2023	311,248	320,465
GNMA	4.50	4-20-2035	343,381	362,336
GNMA	8.00	12-15-2023	24,050	27,641
GNMA	9.00	11-15-2017	3,285	3,298
GNMA	9.00	11-15-2024	14,522	16,024
GNMA	10.00	2-20-2018	1,301	1,315
GNMA Series 2008-36 Class AN	4.25	10-16-2022	81,386	81,580
GNMA Series 2008-36 Class NA	4.25	10-16-2022	171,275	171,683
GNMA Series 2010-6 Class EA	4.00	9-16-2023	276,784	281,490
GNMA Series 2011-82 Class HT	2.00	7-16-2036	93,365	93,613
GNMA Series 2012-19 Class A	1.83	3-16-2039	3,105,671	3,108,197

Total Agency Securities (Cost $54,200,693)				54,699,275

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Short-Term Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 9.49%
Ally Auto Receivables Trust Series 2015-1 Class A2	0.92%	2-15-2018	$1,763,154	$1,762,832
Ally Auto Receivables Trust Series 2015-1 Class A3	1.21	12-20-2017	2,065,000	2,064,657
Ally Auto Receivables Trust Series 2015-2 Class A2A	0.98	3-15-2018	2,473,331	2,472,622
BMW Vehicle Lease Trust Series 2015-2 Class A2A	1.07	1-22-2018	3,939,114	3,939,471
CarMax Auto Owner Trust Series 2015-3 Class A2A	1.10	11-15-2018	1,791,896	1,792,447
Citibank Credit Card Issuance Trust Series 2013-A6 Class A6	1.32	9-7-2018	4,200,000	4,200,027
Ford Credit Auto Lease Trust Series 2015-B Class A2A	1.04	5-15-2018	3,282,118	3,281,398
Ford Credit Auto Lease Trust Series 2016-A Class A2A	1.42	11-15-2018	3,850,000	3,851,449
GM Financial Automobile Leasing Trust Series 2015-2 Class A2A	1.18	4-20-2018	2,593,374	2,592,968
GMF Floorplan Owner Revolving Trust Series 2015-1 Class A1 144A	1.65	5-15-2020	2,050,000	2,046,862
Home Equity Asset Trust Series 2003-6 Class M1 ±	1.50	2-25-2034	1,213,798	1,154,021
Honda Auto Receivables Owner Trust Series 2013-4 Class A3	0.69	9-18-2017	251,013	250,921
Honda Auto Receivables Owner Trust Series 2015-3 Class A2	0.92	11-20-2017	1,846,852	1,846,414
Hyundai Auto Lease Securitization Trust Series 2015-B Class A2A 144A	0.95	12-15-2017	1,819,542	1,818,756
Hyundai Auto Receivables Trust Series 2015-C Class A2A	0.99	11-15-2018	1,589,454	1,588,702
Leaf II Receivables Funding LLC Series 2015-1 Class A2 144A	1.13	3-15-2017	467,012	466,764
Mercedes-Benz Auto Receivables Series 2015-1 Class A2A	0.82	6-15-2018	4,070,171	4,067,642
Nissan Auto Lease Trust Series 2015-B Class A2A	1.18	12-15-2017	3,581,932	3,584,750
Porsche Innovative Lease Owner Trust Series 2015-1 Class A2 144A	0.79	11-21-2017	367,272	367,066
TCF Auto Receivables Owner Trust Series 2014-1A Class A3 144A	1.00	9-17-2018	561,322	561,208
Toyota Auto Receivables Owner Trust Series 2016-A Class AA2	1.03	7-16-2018	2,250,000	2,249,400
Volkswagen Auto Lease Trust Series 2015-A Class A2A	0.87	6-20-2017	833,749	833,467
Volvo Financial Equipment LLC Series 2016-1A Class A2 144A	1.44	10-15-2018	1,650,000	1,652,746
World Omni Automobile Lease Securitization Trust Series 2015-A Class A2A	1.06	5-15-2018	3,340,506	3,338,361

Total Asset-Backed Securities (Cost $51,850,776)				51,784,951

Corporate Bonds and Notes: 37.83%

Consumer Discretionary: 1.25%

Media: 1.25%
Charter Communications Incorporated 144A	3.58	7-23-2020	3,000,000	3,137,391
Interpublic Group	2.25	11-15-2017	1,900,000	1,908,109
NBCUniversal Enterprise Incorporated 144A	5.25	12-31-2049	1,655,000	1,754,300

				6,799,800

Consumer Staples: 0.57%

Beverages: 0.57%
Anheuser-Busch InBev Finance Company	2.65	2-1-2021	3,000,000	3,091,527

Energy: 4.62%

Energy Equipment & Services: 0.58%
Spectra Energy Capital Company	6.20	4-15-2018	3,000,000	3,187,497

Oil, Gas & Consumable Fuels: 4.04%
Boardwalk Pipelines LLC	5.88	11-15-2016	1,000,000	1,007,943
BP AMI Leasing Incorporated 144A	5.52	5-8-2019	825,000	902,224
ConocoPhillips Company	2.88	11-15-2021	1,990,000	2,043,951
DCP Midstream Operating Company	2.50	12-1-2017	3,000,000	2,988,750
Energy Transfer Partners LP	2.50	6-15-2018	2,000,000	2,018,724

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Hess Corporation	8.13%	2-15-2019	$2,560,000	$2,892,150
Kinder Morgan Incorporated	3.05	12-1-2019	3,500,000	3,593,552
ONEOK Partners LP	3.20	9-15-2018	2,033,000	2,067,726
Plains All American Pipeline LP	8.75	5-1-2019	3,000,000	3,447,159
Williams Partners LP	5.25	3-15-2020	1,000,000	1,075,864

				22,038,043

Financials: 19.24%

Banks: 3.70%
Australia and New Zealand Banking Group Limited 144A	2.40	11-23-2016	3,000,000	3,009,519
Bank of America Corporation	5.30	3-15-2017	2,095,000	2,139,311
Bank of America Corporation	5.70	5-2-2017	1,840,000	1,890,479
Citigroup Incorporated	2.50	7-29-2019	2,235,000	2,280,250
Fifth Third Bank	2.30	3-15-2019	1,845,000	1,877,935
KeyBank Corporation	4.63	6-15-2018	3,180,000	3,320,833
PNC Bank NA	1.50	2-23-2018	3,000,000	3,010,617
Santander Bank	2.70	5-24-2019	1,000,000	1,011,030
Santander Bank	8.75	5-30-2018	1,500,000	1,655,447

				20,195,421

Capital Markets: 3.08%
Bear Stearns Companies LLC	5.55	1-22-2017	3,875,000	3,939,236
Goldman Sachs Group Incorporated	6.15	4-1-2018	2,965,000	3,175,008
Lazard Group LLC	6.85	6-15-2017	538,000	558,549
Morgan Stanley	1.88	1-5-2018	2,045,000	2,055,198
Morgan Stanley	2.20	12-7-2018	2,000,000	2,023,042
Morgan Stanley	2.45	2-1-2019	840,000	856,143
S&P Global Incorporated	2.50	8-15-2018	550,000	558,832
S&P Global Incorporated	5.90	11-15-2017	3,500,000	3,662,603

				16,828,611

Consumer Finance: 6.33%
Ally Financial Incorporated	3.25	11-5-2018	2,930,000	2,957,469
American Express Centurion Bank	6.00	9-13-2017	3,000,000	3,147,303
Aviation Capital Group 144A	3.88	9-27-2016	935,000	936,169
Daimler Finance NA LLC 144A	1.65	3-2-2018	3,000,000	3,011,364
Diamond 1 Finance Corporation 144A	3.48	6-1-2019	2,740,000	2,816,594
Discover Financial Services Company	6.45	6-12-2017	3,000,000	3,106,644
Ford Motor Credit Company LLC	2.94	1-8-2019	1,335,000	1,370,094
Ford Motor Credit Company LLC	5.00	5-15-2018	3,000,000	3,161,493
General Motors Financial Company	3.15	1-15-2020	3,000,000	3,063,051
Harley-Davidson Financial Services Incorporated 144A	2.70	3-15-2017	3,000,000	3,023,070
Hyundai Capital America Company 144A	2.40	10-30-2018	3,000,000	3,043,404
Nissan Motor Acceptance Corporation 144A	2.00	3-8-2019	2,000,000	2,014,720
Toll Brothers Finance Corporation	8.91	10-15-2017	2,710,000	2,920,025

				34,571,400

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Short-Term Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Diversified Financial Services: 1.31%
Moody’s Corporation	2.75%	7-15-2019	$3,000,000	$3,077,124
Murray Street Investment Trust I	4.65	3-9-2017	4,000,000	4,069,960

				7,147,084

Insurance: 3.75%
AXIS Specialty Finance LLC	5.88	6-1-2020	1,794,000	2,004,031
Ironshore Holding Incorporated 144A	8.50	5-15-2020	2,820,000	3,207,316
Lincoln National Corporation	8.75	7-1-2019	2,426,000	2,836,256
Platinum Underwriters Finance Incorporated Series B	7.50	6-1-2017	3,070,000	3,190,221
Provident Companies Incorporated	7.00	7-15-2018	2,525,000	2,747,155
Reinsurance Group of America	5.63	3-15-2017	3,000,000	3,063,159
Reliance Standard Life Insurance 144A	2.15	10-15-2018	1,390,000	1,402,201
Reliance Standard Life Insurance 144A	2.38	5-4-2020	2,000,000	1,993,540

				20,443,879

REITs: 1.07%
American Tower Corporation	4.50	1-15-2018	2,700,000	2,806,186
Realty Income Corporation	2.00	1-31-2018	3,000,000	3,018,573

				5,824,759

Health Care: 2.29%

Biotechnology: 1.23%
AbbVie Incorporated	1.75	11-6-2017	3,200,000	3,214,445
Biogen Incorporated	6.88	3-1-2018	3,262,000	3,523,280

				6,737,725

Health Care Providers & Services: 0.25%
UnitedHealth Group Incorporated	1.45	7-17-2017	1,375,000	1,380,501

Life Sciences Tools & Services: 0.56%
Thermo Fisher Scientific	2.15	12-14-2018	3,000,000	3,036,240

Pharmaceuticals: 0.25%
Mylan NV 144A	2.50	6-7-2019	1,360,000	1,377,248

Industrials: 2.48%

Aerospace & Defense: 0.60%
L-3 Communications Corporation	5.20	10-15-2019	3,000,000	3,296,514

Airlines: 0.81%
Delta Air Lines Incorporated	4.75	11-7-2021	2,196,645	2,344,919
US Airways Incorporated Series B (i)	8.50	10-22-2018	1,988,610	2,063,183

				4,408,102

Building Products: 0.03%
Owens Corning Incorporated	6.50	12-1-2016	148,000	149,115

Commercial Services & Supplies: 0.41%
Boardwalk Pipelines LLC	5.20	6-1-2018	2,179,000	2,216,383

Machinery: 0.43%
CNH Capital LLC	3.25	2-1-2017	2,345,000	2,357,898

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Transportation Infrastructure: 0.20%
TTX Company 144A	2.25%	2-1-2019	$1,095,000	$1,107,850

Information Technology: 2.30%

IT Services: 0.37%
Fidelity National Information Services Incorporated	2.00	4-15-2018	2,000,000	2,012,172

Semiconductors & Semiconductor Equipment: 0.63%
KLA-Tencor Corporation	2.38	11-1-2017	1,365,000	1,371,440
KLA-Tencor Corporation	3.38	11-1-2019	2,000,000	2,076,858

				3,448,298

Software: 0.79%
CA Incorporated	3.60	8-1-2020	2,000,000	2,089,874
CA Incorporated	5.38	12-1-2019	2,000,000	2,204,426

				4,294,300

Technology Hardware, Storage & Peripherals: 0.51%
HP Enterprise Company 144A	2.45	10-5-2017	2,785,000	2,808,450

Materials: 0.60%

Construction Materials: 0.60%
Martin Marietta Material ±	1.73	6-30-2017	3,310,000	3,301,368

Telecommunication Services: 2.91%

Diversified Telecommunication Services: 2.91%
AT&T Incorporated	2.45	6-30-2020	1,000,000	1,020,130
Bellsouth Corporation 144A	4.40	4-26-2021	5,465,000	5,573,289
Clearwire Communications LLC 144A	14.75	12-1-2016	2,710,000	2,794,688
Verizon Communications Incorporated	1.35	6-9-2017	6,479,000	6,492,716

				15,880,823

Utilities: 1.57%

Electric Utilities: 1.06%
Monongahela Power Company 144A	5.70	3-15-2017	3,000,000	3,065,949
NextEra Energy Capital Holdings Incorporated	2.06	9-1-2017	2,725,000	2,746,511

				5,812,460

Multi-Utilities: 0.51%
Black Hills Corporation	2.50	1-11-2019	1,355,000	1,375,248
Dominion Resources Incorporated	2.96	7-1-2019	1,365,000	1,401,425

				2,776,673

Total Corporate Bonds and Notes (Cost $202,154,640)				206,530,141

Municipal Obligations: 5.24%

California: 1.46%
Los Angeles CA Municipal Improvement Refunding Bond Convention Center Series A (Miscellaneous Revenue)	2.34	11-1-2018	1,380,000	1,406,496

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Short-Term Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Roman Catholic Diocese of Oakland CA (Miscellaneous Revenue)	6.04%	11-1-2019	$2,935,000	$3,116,163
San Bernardino County CA Financing Authority (Miscellaneous Revenue, National Insured) ¤	0.00	8-1-2017	3,500,000	3,445,050

				7,967,709

Florida: 0.26%
Village Center Florida Community Development District (Water & Sewer Revenue) 144A	1.60	10-1-2016	1,445,000	1,444,899

Illinois: 0.89%
Chicago IL (Tax Revenue)	6.30	12-1-2021	1,590,000	1,740,653
Illinois Finance Authority (GO Revenue)	5.37	3-1-2017	3,070,000	3,128,422

				4,869,075

Michigan: 0.37%
Michigan Finance Authority Series D5 (Water & Sewer Revenue)	2.85	7-1-2019	2,000,000	1,991,320

New Jersey: 1.15%
New Jersey EDA Series B (Miscellaneous Revenue, AGM Insured) ¤	0.00	2-15-2018	3,000,000	2,932,230
New Jersey EDA Series B (Miscellaneous Revenue, AGM Insured) ¤	0.00	2-15-2019	3,500,000	3,340,995

				6,273,225

Oregon: 0.47%
Portland OR Taxable Pension (GO Revenue) (m)(n)±	0.57	6-1-2019	2,650,000	2,583,750

Tennessee: 0.64%
Baptist Memorial Health Care Corporation (Health Revenue)	1.30	9-12-2016	3,500,000	3,500,000

Total Municipal Obligations (Cost $28,312,169)				28,629,978

Non-Agency Mortgage-Backed Securities: 11.21%
Bank of America Mortgage Securities Series 2002-K Class 3A1 ±	3.00	10-20-2032	18,689	18,680
Bear Stearns Commercial Mortgage Securities Incorporated Series 2006-T24 Class AM ±	5.57	10-12-2041	2,700,000	2,701,653
CCG Receivables Trust Series 2015-1 Class A2 144A	1.46	11-14-2018	1,785,898	1,785,144
CNH Equipment Trust Series 2015-C Class A2A	1.10	12-17-2018	2,521,516	2,520,840
Commercial Mortgage Trust Series 2014-BBG Class A 144A±	1.31	3-15-2029	2,100,000	2,081,820
ContiMortgage Home Equity Trust Series 1996-2 Class IO ±(i)	0.00	7-15-2027	721,804	12,961
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±	2.30	6-19-2031	126,528	114,492
Credit Suisse Mortgage Trust Series 2006-C5 Class A3	5.31	12-15-2039	255,889	255,493
Credit Suisse Mortgage Trust Series 2007-C3 Class A4 ±	5.89	6-15-2039	4,400,635	4,453,699
Drexel Burnham Lambert CMO Trust Series T Class 4	8.45	9-20-2019	15,021	15,369
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 ±	1.57	9-25-2033	443,191	426,724
Equity Mortgage Trust Series 2014-INNS Class A 144A±	1.35	5-8-2031	3,059,884	3,053,164
Golden National Mortgage Asset-Backed Certificates Series 1998-GN1 Class M2 (i)(s)	1.00	2-25-2027	34,322	34,271
Greenwich Capital Commercial Funding Corporation Series 2007-GG9 Class A4	5.44	3-10-2039	3,632,548	3,653,206
GS Mortgage Securities Trust Series 2014-GSFL Class A 144A±	1.44	7-15-2031	2,079,596	2,077,897
GS Mortgage Securities Trust Series 2016-ICE2 Class A 144A±	2.37	2-15-2033	1,950,000	1,959,580
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±	8.00	9-19-2027	243,863	242,813
GSMPS Mortgage Loan Trust Series 2006-RP2 Class 1AF1 144A±	0.85	4-25-2036	997,374	825,075
John Deere Owner Trust Series 2016-A Class A2	1.15	10-15-2018	2,800,000	2,799,220
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class A4	5.44	6-12-2047	2,214,824	2,230,923
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AMFL ±	0.64	6-12-2047	3,250,000	3,148,821

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class AM ±	5.46%	1-15-2049	$3,300,000	$3,206,037
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-INN Class A 144A±	1.36	6-15-2029	5,000,000	4,978,071
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-PHH Class A 144A±	1.64	8-15-2027	3,000,000	2,998,045
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-CSMO Class A 144A±	1.69	1-15-2032	3,300,000	3,298,948
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-FL7 Class A 144A±	1.69	5-15-2028	2,221,338	2,211,719
Kubota Credit Owner Trust Series 2016-1A Class A2 144A	1.25	4-15-2019	2,080,000	2,079,434
Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C6 Class A4 ±	5.86	7-15-2040	2,630,303	2,673,222
Master Mortgages Trust Series 2002-3 Class 4A1 ±	2.92	10-25-2032	6,865	6,806
Morgan Stanley Capital I Trust Series 2007-IQ Class A4	5.81	12-12-2049	1,993,503	2,054,439
Morgan Stanley Capital I Trust Series 2007-LQ16 Class AM ±	6.26	12-12-2049	25,000	25,960
Nomura Asset Acceptance Corporation Series 2005-AR1 Class 1A1 ±	2.68	2-25-2035	51,908	51,795
SBA Tower Trust Series 2014-1A Class C 144A	2.90	10-15-2044	3,000,000	3,034,003
Wilshire Funding Corporation Series 1996-3 Class M2 ±	7.13	8-25-2032	81,560	78,591
Wilshire Funding Corporation Series 1996-3 Class M3 ±	7.13	8-25-2032	86,727	81,776
Wilshire Funding Corporation Series 1998-2 Class M1 ±	2.00	12-28-2037	24,203	23,715

Total Non-Agency Mortgage-Backed Securities (Cost $61,900,301)				61,214,406

	Dividend yield		Shares
Preferred Stocks: 0.29%

Financials: 0.29%

Banks: 0.29%
Huntington Bancshares (a)(i)±	3.95		80,000	1,601,143

Total Preferred Stocks (Cost $1,958,484)				1,601,143

	Interest rate		Principal
Yankee Corporate Bonds and Notes: 18.08%

Consumer Discretionary: 1.02%

Automobiles: 0.47%
Volkswagen International Finance NV 144A	2.13	11-20-2018	$2,530,000	2,548,661

Media: 0.55%
British Sky Broadcasting Group plc 144A	6.10	2-15-2018	2,838,000	3,006,027

Consumer Staples: 2.02%

Beverages: 0.86%
Pernod Ricard SA 144A	2.95	1-15-2017	1,370,000	1,378,809
Suntory Holdings Limited 144A	1.65	9-29-2017	3,330,000	3,335,897

				4,714,706

Food & Staples Retailing: 1.16%
Delhaize Group SA	6.50	6-15-2017	2,730,000	2,832,542
Tesco plc 144A	2.70	1-5-2017	3,470,000	3,486,236

				6,318,778

Energy: 1.57%

Oil, Gas & Consumable Fuels: 1.57%
Korea National Oil Corporation 144A	2.75	1-23-2019	3,000,000	3,073,770

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Short-Term Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
TransCanada PipeLines Limited	1.63%	11-9-2017	$2,210,000	$2,215,879
Transocean Incorporated	6.80	12-15-2016	3,235,000	3,259,263

				8,548,912

Financials: 10.36%

Banks: 7.09%
Banque Federative du Credit Mutuel SA 144A	1.70	1-20-2017	2,850,000	2,854,494
BNP Paribas SA	2.38	9-14-2017	1,300,000	1,312,875
BPCE SA	1.61	7-25-2017	3,000,000	3,006,126
Canadian Imperial Bank of Commerce %%	1.60	9-6-2019	2,085,000	2,082,306
Credit Suisse	6.00	2-15-2018	1,500,000	1,579,191
Credit Suisse Group Funding Limited	3.13	12-10-2020	2,110,000	2,135,168
Danske Bank 144A%%	1.65	9-6-2019	3,000,000	2,996,160
Experian Finance plc 144A	2.38	6-15-2017	3,800,000	3,819,255
ING Bank NV 144A	1.80	3-16-2018	3,000,000	3,014,145
Lloyds Bank plc	2.00	8-17-2018	1,000,000	1,004,617
Macquarie Bank Limited 144A	2.85	7-29-2020	3,000,000	3,065,934
Mitsubishi UFJ Trust and Banking Corporation 144A	2.45	10-16-2019	3,000,000	3,052,662
Santander UK plc	2.50	3-14-2019	2,750,000	2,789,839
Svenska Handelsbanken AB %%	1.50	9-6-2019	2,605,000	2,594,804
Toronto Dominion Bank %%	1.45	9-6-2018	3,385,000	3,383,159

				38,690,735

Capital Markets: 0.41%
Brookfield Asset Management Incorporated	5.80	4-25-2017	2,195,000	2,251,987

Diversified Financial Services: 1.20%
AerCap Ireland Capital Limited	2.75	5-15-2017	3,470,000	3,494,290
Shell International Finance BV	2.13	5-11-2020	3,000,000	3,061,293

				6,555,583

Insurance: 0.55%
QBE Insurance Group Limited 144A	2.40	5-1-2018	2,985,000	3,000,588

Real Estate Management & Development: 1.11%
Deutsche Annington Finance BV 144A	3.20	10-2-2017	4,000,000	4,062,720
Korea Land & Housing Corporation 144A	1.88	8-2-2017	2,000,000	2,006,600

				6,069,320

Health Care: 1.10%

Pharmaceuticals: 1.10%
Actavis Funding SCS	2.35	3-12-2018	3,000,000	3,034,401
Perrigo Company plc	1.30	11-8-2016	3,000,000	3,001,206

				6,035,607

Industrials: 0.35%

Transportation Infrastructure: 0.35%
Asciano Finance Limited 144A	4.63	9-23-2020	1,821,000	1,897,812

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.56%

Semiconductors & Semiconductor Equipment: 0.56%
TSMC Global Limited 144A	1.63%	4-3-2018	$3,035,000	$3,040,065

Utilities: 1.10%

Independent Power & Renewable Electricity Producers: 0.55%
TransAlta Corporation	1.90	6-3-2017	3,000,000	3,001,725

Multi-Utilities: 0.55%
Korea Western Power Company 144A	3.13	5-10-2017	3,000,000	3,030,311

Total Yankee Corporate Bonds and Notes (Cost $98,160,532)				98,710,817

	Yield		Shares
Short-Term Investments: 6.87%

Investment Companies: 6.76%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.32		36,899,524	36,899,524

			Principal
U.S. Treasury Securities: 0.11%
U.S. Treasury Bill #(z)	0.20	9-15-2016	$625,000	624,948

Total Short-Term Investments (Cost $37,524,459)				37,524,472

Total investments in securities (Cost $538,149,331) *	99.03%	540,695,183
Other assets and liabilities, net	0.97	5,271,548

Total net assets	100.00%	$545,966,731

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(c)	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

(i)	Illiquid security for which the designation as illiquid is unaudited.

¤	The security is issued in zero coupon form with no periodic interest payments.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

%%	The security is issued on a when-issued basis.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $538,149,331 and unrealized gains (losses) consists of:

Gross unrealized gains	$4,231,078
Gross unrealized losses	(1,685,226)

Net unrealized gains	$2,545,852

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2016	Wells Fargo Short-Term Bond Fund	19

Assets
Investments
In unaffiliated securities, at value (cost $501,249,807)	$503,795,659
In affiliated securities, at value (cost $36,899,524)	36,899,524

Total investments, at value (cost $538,149,331)	540,695,183
Cash	1,932,880
Receivable for investments sold	20,119,272
Principal paydown receivable	66,354
Receivable for Fund shares sold	907,987
Receivable for interest	3,601,316
Receivable for daily variation margin on open futures contracts	27,809
Prepaid expenses and other assets	49,020

Total assets	567,399,821

Liabilities
Dividends payable	125,536
Payable for investments purchased	20,627,311
Payable for Fund shares redeemed	377,417
Payable for daily variation margin on open futures contracts	1,969
Management fee payable	139,917
Distribution fee payable	8,860
Administration fees payable	56,649
Accrued expenses and other liabilities	95,431

Total liabilities	21,433,090

Total net assets	$545,966,731

NET ASSETS CONSIST OF
Paid-in capital	$544,297,138
Undistributed net investment income	39,617
Accumulated net realized losses on investments	(793,700)
Net unrealized gains on investments	2,423,676

Total net assets	$545,966,731

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$278,801,557
Shares outstanding – Class A1	31,738,928
Net asset value per share – Class A	$8.78
Maximum offering price per share – Class A2	$8.96
Net assets – Class C	$14,204,117
Shares outstanding – Class C1	1,619,003
Net asset value per share – Class C	$8.77
Net assets – Institutional Class	$252,961,057
Shares outstanding – Institutional Class[1]	28,785,565
Net asset value per share – Institutional Class	$8.79

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Short-Term Bond Fund	Statement of operations—year ended August 31, 2016

Investment income
Interest (net of foreign interest withholding taxes of $2,756)	$11,203,791
Income from affiliated securities	124,779
Dividends	63,298
Securities lending income, net	6,556

Total investment income	11,398,424

Expenses
Management fee	2,004,113
Administration fees
Class A	395,180
Class C	20,703
Institutional Class	222,095
Investor Class	66,610 [1]
Shareholder servicing fees
Class A	617,469
Class C	32,349
Investor Class	87,644 [1]
Distribution fee
Class C	97,046
Custody and accounting fees	44,472
Professional fees	50,607
Registration fees	79,250
Shareholder report expenses	46,811
Trustees’ fees and expenses	16,430
Other fees and expenses	22,114

Total expenses	3,802,893
Less: Fee waivers and/or expense reimbursements	(258,750)

Net expenses	3,544,143

Net investment income	7,854,281

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(1,090,771)
Futures transactions	(102,330)

Net realized losses on investments	(1,193,101)

Net change in unrealized gains (losses) on:
Unaffiliated securities	3,951,207
Futures transactions	302,079

Net change in unrealized gains (losses) on investments	4,253,286

Net realized and unrealized gains (losses) on investments	3,060,185

Net increase in net assets resulting from operations	$10,914,466

[1]	For the period from September 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Short-Term Bond Fund	21

	Year ended August 31, 2016		Year ended August 31, 2015

Operations
Net investment income		$7,854,281		$7,038,033
Net realized gains (losses) on investments		(1,193,101)		2,576,512
Net change in unrealized gains (losses) on investments		4,253,286		(4,894,885)

Net increase in net assets resulting from operations		10,914,466		4,719,660

Distributions to shareholders from
Net investment income
Class A		(3,198,779)		(611,894)
Class C		(68,978)		(32,258)
Institutional Class		(4,204,345)		(4,040,692)
Investor Class		(385,178)[1]		(2,344,424)
Net realized gains
Class A		(1,039,448)		(151,151)
Class C		(44,006)		(33,347)
Institutional Class		(978,309)		(806,358)
Investor Class		0 [1]		(572,046)

Total distributions to shareholders		(9,919,043)		(8,592,170)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	32,732,632	287,219,221	4,914,966	43,266,990
Class C	623,323	5,441,195	335,725	2,949,884
Institutional Class	17,076,264	149,192,804	20,218,812	177,920,421
Investor Class	447,856 [1]	3,928,307 [1]	4,502,556	39,601,187

		445,781,527		263,738,482

Reinvestment of distributions
Class A	455,131	3,978,985	75,345	662,376
Class C	10,368	90,517	5,808	50,955
Institutional Class	358,018	3,133,078	327,146	2,877,470
Investor Class	22,693 [1]	199,015 [1]	313,223	2,752,124

		7,401,595		6,342,925

Payment for shares redeemed
Class A	(8,912,341)	(78,005,822)	(4,323,667)	(38,041,780)
Class C	(328,586)	(2,870,545)	(713,141)	(6,266,736)
Institutional Class	(23,626,452)	(206,695,968)	(23,028,729)	(202,625,671)
Investor Class	(27,124,834)[1]	(238,058,968)[1]	(6,220,552)	(54,684,744)

		(525,631,303)		(301,618,931)

Net decrease in net assets resulting from capital share transactions		(72,448,181)		(31,537,524)

Total decrease in net assets		(71,452,758)		(35,410,034)

Net assets
Beginning of period		617,419,489		652,829,523

End of period		$545,966,731		$617,419,489

Undistributed net investment income		$39,617		$43,132

[1]	For the period from September 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Short-Term Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.77	$8.82	$8.77	$8.81	$8.76
Net investment income	0.11	0.09	0.10	0.10	0.14
Net realized and unrealized gains (losses) on investments	0.04	(0.03)	0.05	(0.04)	0.05

Total from investment operations	0.15	0.06	0.15	0.06	0.19
Distributions to shareholders from
Net investment income	(0.11)	(0.09)	(0.10)	(0.10)	(0.14)
Net realized gains	(0.03)	(0.02)	0.00	0.00	0.00

Total distributions to shareholders	(0.14)	(0.11)	(0.10)	(0.10)	(0.14)
Net asset value, end of period	$8.78	$8.77	$8.82	$8.77	$8.81
Total return[1]	1.77%	0.66%	1.72%	0.72%	2.22%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.80%	0.82%	0.87%	0.90%
Net expenses	0.72%	0.74%	0.78%	0.80%	0.80%
Net investment income	1.29%	1.00%	1.12%	1.17%	1.63%
Supplemental data
Portfolio turnover rate	59%	57%	70%	75%	44%
Net assets, end of period (000s omitted)	$278,802	$65,454	$59,962	$65,812	$69,247

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short-Term Bond Fund	23

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.76	$8.81	$8.76	$8.80	$8.75
Net investment income	0.05	0.02	0.03	0.04	0.08
Net realized and unrealized gains (losses) on investments	0.04	(0.03)	0.05	(0.04)	0.05

Total from investment operations	0.09	(0.01)	0.08	0.00	0.13
Distributions to shareholders from
Net investment income	(0.05)	(0.02)	(0.03)	(0.04)	(0.08)
Net realized gains	(0.03)	(0.02)	0.00	0.00	0.00

Total distributions to shareholders	(0.08)	(0.04)	(0.03)	(0.04)	(0.08)
Net asset value, end of period	$8.77	$8.76	$8.81	$8.76	$8.80
Total return[1]	1.01%	(0.09)%	0.97%	(0.03)%	1.46%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.55%	1.57%	1.62%	1.65%
Net expenses	1.47%	1.49%	1.53%	1.55%	1.55%
Net investment income	0.53%	0.25%	0.37%	0.42%	0.89%
Supplemental data
Portfolio turnover rate	59%	57%	70%	75%	44%
Net assets, end of period (000s omitted)	$14,204	$11,508	$14,852	$16,686	$18,501

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Short-Term Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.77	$8.83	$8.77	$8.81	$8.77
Net investment income	0.13	0.11	0.12	0.13	0.17
Net realized and unrealized gains (losses) on investments	0.05	(0.04)	0.07	(0.04)	0.04

Total from investment operations	0.18	0.07	0.19	0.09	0.21
Distributions to shareholders from
Net investment income	(0.13)	(0.11)	(0.13)	(0.13)	(0.17)
Net realized gains	(0.03)	(0.02)	0.00	0.00	0.00

Total distributions to shareholders	(0.16)	(0.13)	(0.13)	(0.13)	(0.17)
Net asset value, end of period	$8.79	$8.77	$8.83	$8.77	$8.81
Total return	2.14%	0.82%	2.15%	1.04%	2.43%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.47%	0.49%	0.53%	0.57%
Net expenses	0.48%	0.47%	0.47%	0.48%	0.48%
Net investment income	1.51%	1.26%	1.42%	1.47%	1.95%
Supplemental data
Portfolio turnover rate	59%	57%	70%	75%	44%
Net assets, end of period (000s omitted)	$252,961	$306,832	$330,613	$269,123	$282,512

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Short-Term Bond Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or

26	Wells Fargo Short-Term Bond Fund	Notes to financial statements

decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Short-Term Bond Fund	27

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(516)	$516

As of August 31, 2016, the Fund had capital loss carryforwards which consist of $915,873 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

28	Wells Fargo Short-Term Bond Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$54,699,275	$0	$54,699,275

Asset-backed securities	0	51,784,951	0	51,784,951

Corporate bonds and notes	0	206,530,141	0	206,530,141

Municipal obligations	0	28,629,978	0	28,629,978

Non-agency mortgage-backed securities	0	61,214,406	0	61,214,406

Preferred stocks
Financials	0	0	1,601,143	1,601,143

Yankee corporate bonds and notes	0	98,710,817	0	98,710,817

Short-term investments
Investment companies	36,899,524	0	0	36,899,524
U.S. Treasury securities	624,948	0	0	624,948
	37,524,472	501,569,568	1,601,143	540,695,183
Futures contracts	27,809	0	0	27,809
Total assets	$37,552,281	$501,569,568	$1,601,143	$540,722,992
Liabilities
Futures contracts	$1,969	$0	$0	$1,969
Total liabilities	$1,969	$0	$0	$1,969

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended August 31, 2016, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Short-Term Bond Fund	29

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.72% for Class A shares, 1.47% for Class C shares, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2016, Funds Distributor received $1,003 from the sale of Class A shares and $72 and $318 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2016 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$12,382,787	$351,709,424	$14,133,634	$300,361,476

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2016, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

30	Wells Fargo Short-Term Bond Fund	Notes to financial statements

At August 31, 2016, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at August 31, 2016	Unrealized losses
12-30-2016	JPMorgan	995 Long	2-Year U.S. Treasury Notes	$217,220,938	$(112,841)
12-30-2016	JPMorgan	126 Short	5-Year U.S. Treasury Notes	15,277,500	(9,335)

The Fund had an average notional amount of $202,180,608 and $27,880,776 in long and short futures contracts during the year ended August 31, 2016.

On August 31, 2016, the cumulative unrealized losses on futures contracts in the amount of $122,176 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable and payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	JPMorgan	$27,809	$(1,969)	$0	$25,840

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Futures – variation margin	JPMorgan	$1,969	$(1,969)	$0	$0

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund.

Notes to financial statements	Wells Fargo Short-Term Bond Fund	31

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 were as follows:

	Year ended August 31
	2016	2015
Ordinary income	$8,611,197	$8,008,998
Long-term capital gain	1,307,846	583,172

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$239,270	$2,471,732	$(915,873)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

32	Wells Fargo Short-Term Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Short-Term Bond Fund (formerly known as Wells Fargo Advantage Short-Term Bond Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Short-Term Bond Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2016

Other information (unaudited)	Wells Fargo Short-Term Bond Fund	33

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $1,307,846 was designated as long-term capital gain distributions for the fiscal year ended August 31, 2016.

For the fiscal year ended August 31, 2016, $7,773,484 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2016, $753,400 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Short-Term Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Short-Term Bond Fund	35

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 71 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

36	Wells Fargo Short-Term Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

Other information (unaudited)	Wells Fargo Short-Term Bond Fund	37

The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review -. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

38	Wells Fargo Short-Term Bond Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Short-Term Bond Fund	39

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245794 10-16 A221/AR221 08-16

Annual Report

August 31, 2016

Wells Fargo Short-Term High Yield Bond Fund

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The views expressed and any forward-looking statements are as of August 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Short-Term High Yield Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Even though the Fed raised its key rate during the period, it was a modest increase and further rate hikes were not immediately forthcoming. As a result, market yields declined and bond prices rose.

Low global yields incented investors to take on additional risk by purchasing high-yield bonds.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short-Term High Yield Bond Fund for the 12-month period that ended August 31, 2016. During this period, fixed-income markets benefited from a combination of accommodative monetary policy, continued (if low) U.S. economic growth, and a moderate high-yield default rate outside of commodity-related sectors.

The U.S. economy achieved low but continued growth over the reporting period.

Toward the beginning of the reporting period, real U.S. gross domestic product (GDP) came in at a solid 2% year-over-year growth rate for the third quarter of 2015. Real GDP growth remained positive, even as it trailed off in subsequent quarters—falling below 1% in the fourth quarter of 2015 and the first quarter of 2016 and just topping 1% in the second quarter of 2016. The unemployment rate showed modest improvement, dipping below 5.0% toward the latter part of the reporting period.

Global central bank policy remained accommodative.

The U.S. economy remained strong enough that in December 2015, the Federal Reserve (Fed) raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. However, the Fed clarified that future interest-rate increases would be gradual; as of the end of the reporting period, the Fed remained on hold. Other major central banks continued to pressure interest rates into historically low and even negative territory. In Europe, for example, the European Central Bank (ECB) pushed its rate for banks’ excess reserves to -0.40% in March 2016 in an effort to encourage lending. In addition, the ECB kept its main refinancing rate at zero and continued to provide liquidity through an asset-purchasing program. Likewise, after the United Kingdom voted to leave the European Union in June 2016, the Bank of England announced that it would buy corporate bonds with the goal of lowering borrowing costs and encouraging businesses to invest.

As a result of the favorable macroeconomic backdrop, fixed-income markets rallied across the board.

Even though the Fed raised its key rate during the period, it was a modest increase and further rate hikes were not immediately forthcoming. As a result, market yields declined and bond prices rose. The Bloomberg Barclays U.S. Aggregate Bond Index,1 a proxy for the broad investment-grade market, returned 5.97% for the period.

Low global yields incented investors to take on additional risk by purchasing high-yield bonds. It helped that the solid U.S. economy kept the high-yield default rate low for non-commodity-related companies. Although Moody’s Investors Service, Incorporated, projected in July 2016 that the U.S. high-yield default rate could reach 6.4% by the end of 2016, much of that number came from metals and mining firms (10.2% projected default rate) and oil and gas companies (8.6% projected default rate). The Bloomberg Barclays U.S. Corporate High Yield Bond Index2 returned 9.07% for the period.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[2]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index (formerly known as Barclays U.S. Corporate High Yield Bond Index) is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	3

without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Short-Term High Yield Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kevin J. Maas, CFA®

Thomas M. Price, CFA®

Michael J. Schueller, CFA®

Average annual total returns (%) as of August 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SSTHX)	2-29-2000	0.27	3.19	3.73	3.37	3.82	4.04	0.93	0.82
Class C (WFHYX)	3-31-2008	1.60	3.05	3.27	2.60	3.05	3.27	1.68	1.57
Administrator Class (WDHYX)	7-30-2010	–	–	–	3.54	4.01	4.14	0.87	0.66
Institutional Class (STYIX)	11-30-2012	–	–	–	3.69	4.10	4.18	0.60	0.51
Short-Term High Yield Bond Index III[4]	–	–	–	–	6.67	6.20	6.77	–	–
BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index[5]	–	–	–	–	5.46	5.51	6.58	–	–
BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Index[6]	–	–	–	–	7.17	6.49	6.81	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investmentgrade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	5

Growth of $10,000 investment as of August 31, 2016[7]

[1]	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to include the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through December 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.81% for Class A, 1.56% for Class C, 0.65% for Administrator Class, and 0.50% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	Source: Wells Fargo Funds Management, LLC. The Short-Term High Yield Bond Index III is comprised of 70% of BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index and 30% of BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index.

[5]	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

[6]	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Short-Term High Yield Bond Index III, the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index, and the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[10]	The option-adjusted spread measures the yield difference between an income-paying security and a comparable-maturity U.S. Treasury, with an adjustment to account for an embedded option on the security.

6	Wells Fargo Short-Term High Yield Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Short-Term High Yield Bond Index III, for the 12-month period that ended August 31, 2016.

■	The Fund underperformed the index due to conservative credit selection and its energy exposure during a period of strong high-yield performance. The Fund outperformed through early February 2016 while the high-yield market was weak but lagged after the high-yield market rebounded.

■	We continue to believe that we are in a period of modest economic growth and decent credit fundamentals. As part of that scenario, we expect to continue to see a below-average default rate, excluding the commodity sectors. Given our goal of delivering a lower-volatility offering in the high-yield space, we intend to maintain our conservative credit selection.

The Fund’s investments in relatively higher-rated securities in the short-term high-yield market caused it to underperform during a strong market rally.

The U.S. economy continued to grow modestly during the 12-month period. Despite moderate economic growth and an accommodative U.S. Federal Reserve (Fed), the high-yield market was weak through early February because of unfavorable performance by commodity-related and lower-rated bonds. However, those same securities led a strong high-yield market recovery when oil prices rallied.

As we entered the reporting period, we expected that returns would be primarily driven by income because the average price on the Fund’s securities left minimal room for appreciation. However, we did not expect significant depreciation because we believed that most companies were appropriately capitalized for the economic conditions.

Ten largest holdings (%) as of August 31, 2016[8]
CCO Holdings LLC, 6.63%, 1-31-2022	1.40
Ineos US Finance LLC, 3.75%, 12-15-2020	1.38
Michaels Stores Incorporated, 3.75%, 1-28-2020	1.30
CIT Group Incorporated, 4.25%, 8-15-2017	1.25
Case New Holland Industrial Incorporated, 7.88%, 12-1-2017	1.21
Tenet Healthcare Corporation, 6.25%, 11-1-2018	1.19
Tesco plc, 5.50%, 11-15-2017	1.17
TransDigm Incorporated, 3.75%, 2-28-2020	1.17
DISH DBS Corporation, 4.25%, 4-1-2018	1.16
Iron Mountain Incorporated, 6.00%, 10-1-2020	1.12

Although our view on the economy was largely accurate, we did not expect the market’s volatility during the period. Until the past few months, the high-yield market was highly correlated with oil prices. Both markets were weak and bottomed on February 11, 2016, before recovering. The Fund’s low exposure to energy credits, particularly independent energy and oil-field services, contributed to performance through February 11 but detracted after the market recovered. We cut the Fund’s energy exposure from 6.4% to 4.9% during the period and shifted the exposure to more-stable pipeline companies. Our focus on higher-rated, short-term high-yield securities allowed the Fund to be less volatile during the period than the overall high-yield market.

Credit quality as of August 31, 2016[9]

We continued to adhere to the Fund’s basic portfolio strategy.

The Fund’s investments fit into three principal categories. The first category is composed of short-maturity bonds that we expect to be repaid on the maturity date. The second category is composed of bonds with high coupons that we expect to be refinanced on a call date. These two categories comprised 60% to 70% of the portfolio during the reporting period. The third category consists of floating-rate securities, primarily leveraged loans, which ranged from 28% to 33% of the portfolio. Yields on the Fund’s floating-rate holdings were higher than on our fixed-rate holdings over the period.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	7

Conservative credit selection will continue to drive our selection process, and we monitor market conditions to determine the Fund’s floating-rate exposure. Our loans float based on three-month LIBOR (London Interbank Offered Rate). Given the recent increase in LIBOR, we will look to selectively increase our loan holdings provided the yields are appropriate for the greater spread risk (or the price sensitivity to a change in its option-adjusted spread10). We intend to continue evaluating relative-value opportunities for the Fund in the upcoming period, but we do not expect significant changes to overall portfolio positioning.

Please see footnotes on page 5.

8	Wells Fargo Short-Term High Yield Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2016 to August 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,032.56	$4.14	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.12	0.81%
Class C
Actual	$1,000.00	$1,028.69	$7.96	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.91	1.56%
Administrator Class
Actual	$1,000.00	$1,033.39	$3.32	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30	0.65%
Institutional Class
Actual	$1,000.00	$1,034.19	$2.56	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54	0.50%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2016	Wells Fargo Short-Term High Yield Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 59.29%

Consumer Discretionary: 23.48%

Auto Components: 1.89%
American Axle & Manufacturing Incorporated	6.25%	3-15-2021	$13,000,000	$13,585,000
American Axle & Manufacturing Incorporated	7.75	11-15-2019	4,080,000	4,620,600
Cooper Tire & Rubber Company (i)	8.00	12-15-2019	2,568,000	2,914,680
The Goodyear Tire & Rubber Company	7.00	5-15-2022	5,505,000	5,862,825

				26,983,105

Diversified Consumer Services: 2.02%
Avis Budget Car Rental LLC ±	3.42	12-1-2017	11,611,000	11,640,028
Hertz Corporation	6.75	4-15-2019	2,800,000	2,856,000
Service Corporation International	5.38	1-15-2022	13,800,000	14,438,940

				28,934,968

Hotels, Restaurants & Leisure: 3.99%
GLP Capital LP/GLP Financing II Incorporated	4.38	11-1-2018	3,370,000	3,504,800
GLP Capital LP/GLP Financing II Incorporated	4.88	11-1-2020	7,369,000	7,884,830
Hilton Worldwide Finance LLC	5.63	10-15-2021	12,870,000	13,313,075
MGM Resorts International	7.63	1-15-2017	5,735,000	5,864,038
MGM Resorts International	8.63	2-1-2019	9,365,000	10,594,156
NCL Corporation Limited 144A	5.25	11-15-2019	15,620,000	15,873,825

				57,034,724

Household Durables: 3.23%
Beazer Homes USA Company	6.63	4-15-2018	13,090,000	13,335,438
CalAtlantic Group Incorporated	6.63	5-1-2020	2,485,000	2,789,413
CalAtlantic Group Incorporated	8.38	5-15-2018	500,000	550,000
DR Horton Incorporated	3.63	2-15-2018	3,930,000	3,988,950
DR Horton Incorporated	4.75	5-15-2017	6,050,000	6,163,438
Lennar Corporation	4.13	12-1-2018	12,870,000	13,288,275
Lennar Corporation	4.75	12-15-2017	600,000	617,250
Pulte Group Incorporated	7.63	10-15-2017	5,185,000	5,496,100

				46,228,864

Media: 8.33%
CCO Holdings LLC	6.63	1-31-2022	18,965,000	19,960,663
CSC Holdings LLC	7.63	7-15-2018	8,945,000	9,705,325
DISH DBS Corporation	4.25	4-1-2018	16,205,000	16,630,381
Gray Television Incorporated	7.50	10-1-2020	256,000	266,240
LIN Television Corporation	6.38	1-15-2021	4,020,000	4,200,900
Mediacom LLC/Mediacom Capital Corporation	7.25	2-15-2022	10,220,000	10,705,450
National CineMedia LLC	6.00	4-15-2022	14,525,000	15,178,625
Nexstar Broadcasting Group Incorporated	6.88	11-15-2020	12,080,000	12,593,400
Sinclair Television Group Incorporated	6.13	10-1-2022	8,455,000	8,941,163
Starz LLC/Starz Finance Corporation	5.00	9-15-2019	4,310,000	4,374,650
TEGNA Incorporated	5.13	10-15-2019	11,575,000	11,907,781
TEGNA Incorporated	5.13	7-15-2020	4,505,000	4,662,675

				119,127,253

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Multiline Retail: 0.53%
Dollar Tree Incorporated	5.25%	3-1-2020	$7,305,000	$7,606,331

Specialty Retail: 1.86%
Best Buy Company Incorporated	5.00	8-1-2018	8,880,000	9,380,299
L Brands Incorporated	8.50	6-15-2019	2,700,000	3,162,375
Sally Beauty Holdings Incorporated	5.75	6-1-2022	13,450,000	14,038,438

				26,581,112

Textiles, Apparel & Luxury Goods: 1.63%
Levi Strauss & Company	6.88	5-1-2022	8,000,000	8,500,000
The William Carter Company	5.25	8-15-2021	14,110,000	14,868,413

				23,368,413

Consumer Staples: 2.72%

Beverages: 1.07%
Cott Beverages Incorporated	6.75	1-1-2020	14,645,000	15,340,638

Food Products: 0.67%
B&G Foods Incorporated	4.63	6-1-2021	9,315,000	9,606,094

Household Products: 0.98%
Spectrum Brands Incorporated	6.38	11-15-2020	13,495,000	14,017,931

Energy: 4.83%

Energy Equipment & Services: 1.01%
NGPL PipeCo LLC 144A	7.12	12-15-2017	13,815,000	14,384,869

Oil, Gas & Consumable Fuels: 3.82%
Kinder Morgan Finance Company LLC 144A	6.00	1-15-2018	9,000,000	9,436,500
Kinder Morgan Incorporated	7.00	6-15-2017	5,300,000	5,500,992
Rockies Express Pipeline LLC 144A	6.00	1-15-2019	8,130,000	8,556,825
Sabine Pass LNG LP	7.50	11-30-2016	8,430,000	8,545,913
Targa Resources Partners Incorporated	5.00	1-15-2018	14,545,000	14,835,900
Tesoro Corporation	4.25	10-1-2017	4,000,000	4,095,000
Tesoro Logistics LP	5.88	10-1-2020	3,615,000	3,718,931

				54,690,061

Financials: 6.79%

Banks: 1.57%
CIT Group Incorporated	4.25	8-15-2017	17,570,000	17,899,438
CIT Group Incorporated	5.00	5-15-2017	135,000	137,700
CIT Group Incorporated	5.25	3-15-2018	4,185,000	4,362,863

				22,400,001

Consumer Finance: 3.93%
Ally Financial Incorporated	3.75	11-18-2019	2,950,000	3,016,375
Ally Financial Incorporated	5.50	2-15-2017	9,500,000	9,665,300
Ally Financial Incorporated	6.25	12-1-2017	2,850,000	2,988,938
Diamond 1 Finance Corporation 144A	3.48	6-1-2019	14,635,000	15,044,107

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Short-Term High Yield Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)
Navient Corporation	4.63%	9-25-2017	$870,000	$888,923
Navient Corporation	6.00	1-25-2017	12,245,000	12,428,675
SLM Corporation	8.45	6-15-2018	1,050,000	1,144,500
Toll Brothers Finance Corporation	4.00	12-31-2018	2,650,000	2,759,313
Toll Brothers Finance Corporation	8.91	10-15-2017	7,750,000	8,350,625

				56,286,756

REITs: 1.29%
ARC Properties Operating Partnership LP	3.00	2-6-2019	725,000	730,891
Iron Mountain Incorporated 144A	6.00	10-1-2020	15,075,000	16,017,338
VEREIT Operating Partnership LP	4.13	6-1-2021	1,625,000	1,698,125

				18,446,354

Health Care: 4.07%

Health Care Providers & Services: 3.78%
Centene Corporation	5.63	2-15-2021	11,505,000	12,238,444
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	12,834,000	13,363,403
HCA Incorporated	8.00	10-1-2018	6,610,000	7,394,938
HCA Incorporated	3.75	3-15-2019	4,030,000	4,155,938
Tenet Healthcare Corporation	6.25	11-1-2018	15,945,000	17,021,288

				54,174,011

Life Sciences Tools & Services: 0.29%
inVentiv Health Incorporated 144A	9.00	1-15-2018	3,960,000	4,098,600

Industrials: 8.80%

Aerospace & Defense: 1.48%
Huntington Ingalls Industries Incorporated 144A	5.00	12-15-2021	5,225,000	5,499,313
L-3 Communications Corporation	5.20	10-15-2019	14,300,000	15,713,383

				21,212,696

Airlines: 1.79%
American Airlines Group Incorporated	6.13	6-1-2018	10,000,000	10,425,000
United Continental Holdings Incorporated	6.38	6-1-2018	10,965,000	11,513,250
US Airways Incorporated Series B (i)	8.50	10-22-2018	3,481,060	3,611,600

				25,549,850

Building Products: 1.08%
USG Corporation	9.50	1-15-2018	14,150,000	15,494,250

Commercial Services & Supplies: 1.21%
ACCO Brands Corporation	6.75	4-30-2020	14,595,000	15,470,700
RR Donnelley & Sons Company	7.25	5-15-2018	1,705,000	1,815,825

				17,286,525

Machinery: 1.21%
Case New Holland Industrial Incorporated	7.88	12-1-2017	16,095,000	17,261,888

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Trading Companies & Distributors: 2.03%
Aircastle Limited	4.63%	12-15-2018	$13,060,000	$13,664,025
Ashtead Capital Incorporated 144A	6.50	7-15-2022	14,585,000	15,387,175

				29,051,200

Information Technology: 1.85%

Communications Equipment: 0.56%
ViaSat Incorporated	6.88	6-15-2020	7,690,000	7,959,150

Internet Software & Services: 1.06%
IAC/InterActiveCorp	4.88	11-30-2018	14,804,000	15,174,100

Software: 0.23%
Activision Blizzard Incorporated 144A	5.63	9-15-2021	3,210,000	3,350,438

Materials: 2.98%

Construction Materials: 0.10%
Vulcan Materials Company	7.00	6-15-2018	1,265,000	1,375,688

Containers & Packaging: 1.46%
Greif Incorporated	6.75	2-1-2017	4,470,000	4,553,813
Owens-Illinois Incorporated	7.80	5-15-2018	9,305,000	10,188,975
Reynolds Group Holdings	5.75	10-15-2020	5,920,000	6,097,600

				20,840,388

Metals & Mining: 1.42%
Alcoa Incorporated	6.75	7-15-2018	9,575,000	10,335,255
Steel Dynamics Incorporated	6.13	8-15-2019	9,690,000	10,004,925

				20,340,180

Telecommunication Services: 3.37%

Diversified Telecommunication Services: 2.28%
CenturyLink Incorporated	6.00	4-1-2017	10,390,000	10,662,738
Frontier Communications Corporation	8.13	10-1-2018	8,940,000	9,834,000
Hughes Satelite Systems Corporation	6.50	6-15-2019	1,100,000	1,203,125
Sirius XM Radio Incorporated 144A	5.88	10-1-2020	10,560,000	10,903,200

				32,603,063

Wireless Telecommunication Services: 1.09%
T-Mobile USA Incorporated	6.25	4-1-2021	5,920,000	6,179,000
T-Mobile USA Incorporated	6.46	4-28-2019	9,270,000	9,455,400

				15,634,400

Utilities: 0.40%

Independent Power & Renewable Electricity Producers: 0.40%
NRG Energy Incorporated	7.63	1-15-2018	5,362,000	5,744,043

Total Corporate Bonds and Notes (Cost $842,357,071)				848,187,944

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Short-Term High Yield Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Loans: 25.42%

Consumer Discretionary: 5.15%

Auto Components: 0.96%
Allison Transmission Incorporated ±	3.50%	8-23-2019	$13,710,766	$13,737,639

Automobiles: 0.32%
FCA US LLC ±	3.50	5-24-2017	4,492,690	4,498,306

Hotels, Restaurants & Leisure: 0.69%
Aramark Corporation ±	3.25	9-7-2019	9,857,614	9,879,202

Household Durables: 0.12%
Serta Simmons Holdings LLC ±	4.25	10-1-2019	1,771,260	1,776,573

Media: 1.76%
Live Nation Entertainment Incorporated ±	3.50	8-16-2020	9,974,359	9,993,111
Virgin Media Investment Holdings Limited ±	3.65	6-30-2023	15,187,695	15,185,569

				25,178,680

Specialty Retail: 1.30%
Michaels Stores Incorporated ±	3.75	1-28-2020	18,577,615	18,644,680

Consumer Staples: 0.71%

Food Products: 0.71%
Pinnacle Foods Finance LLC ±	3.25	4-29-2020	10,066,631	10,089,281

Financials: 0.69%

Diversified Financial Services: 0.69%
Delos Finance SARL ±	3.50	3-6-2021	9,865,000	9,893,214

Health Care: 2.76%

Health Care Equipment & Supplies: 0.50%
Prestige Brands Incorporated ±	3.53	9-3-2021	7,147,549	7,172,566

Health Care Providers & Services: 2.26%
Community Health Systems Incorporated ±	3.75	12-31-2019	2,375,238	2,280,228
Community Health Systems Incorporated ±	4.00	1-27-2021	4,370,374	4,187,737
Community Health Systems Incorporated ±	4.08	12-31-2018	8,843,672	8,709,160
HCA Incorporated ±	3.77	3-17-2023	7,204,145	7,286,992
Select Medical Corporation ±	6.00	6-1-2018	9,766,509	9,766,509

				32,230,626

Industrials: 4.76%

Aerospace & Defense: 2.01%
DigitalGlobe Incorporated ±	4.75	1-31-2020	11,152,923	11,222,629
TransDigm Incorporated ±	3.75	5-14-2022	765,153	763,026
TransDigm Incorporated ±	3.75	2-28-2020	16,746,882	16,706,857

				28,692,512

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Airlines: 0.77%
Delta Air Lines Incorporated ±	3.25%	8-24-2022	$11,046,525	$11,062,653

Commercial Services & Supplies: 1.98%
KAR Auction Services Incorporated ±	3.94	3-9-2021	14,017,190	14,093,164
Sensata Technologies BV ±	3.00	10-14-2021	3,786,362	3,797,191
ServiceMaster Company ±	4.25	7-1-2021	10,428,049	10,490,617

				28,380,972

Information Technology: 3.69%

Communications Equipment: 0.51%
CommScope Incorporated ±	3.75	12-29-2022	7,231,784	7,254,419

Internet Software & Services: 1.03%
Zayo Group LLC ±	3.75	5-6-2021	14,779,513	14,790,598

IT Services: 0.98%
First Data Corporation ±	4.27	7-8-2022	14,000,000	14,038,500

Semiconductors & Semiconductor Equipment: 1.17%
Avago Technologies ±<	3.51	2-1-2023	11,469,487	11,568,239
NXP Semiconductors NV ±	3.75	12-7-2020	5,148,053	5,175,389

				16,743,628

Materials: 4.61%

Chemicals: 2.15%
Huntsman International LLC ±	3.75	10-1-2021	10,953,200	10,989,674
Ineos US Finance LLC ±	3.75	12-15-2020	19,848,621	19,795,426

				30,785,100

Containers & Packaging: 1.55%
Berry Plastics Group Incorporated ±	3.50	2-8-2020	15,594,377	15,560,225
Reynolds Group Holdings Incorporated ±	4.25	2-5-2023	6,578,215	6,584,399

				22,144,624

Metals & Mining: 0.91%
Novelis Incorporated ±	4.00	6-2-2022	13,030,754	13,053,167

Telecommunication Services: 2.13%

Diversified Telecommunication Services: 1.12%
Level 3 Financing Incorporated ±	3.50	5-31-2022	7,610,000	7,644,854
Level 3 Financing Incorporated ±	4.00	1-15-2020	8,300,000	8,341,500

				15,986,354

Wireless Telecommunication Services: 1.01%
SBA Communications Corporation ±	3.25	3-24-2021	13,460,398	13,436,035
T-Mobile USA Incorporated ±	3.50	11-9-2022	995,000	1,001,378

				14,437,413

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Short-Term High Yield Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Utilities: 0.92%

Independent Power & Renewable Electricity Producers: 0.92%
Calpine Corporation <	0.00%	1-15-2023	$3,525,000	$3,541,885
Calpine Corporation ±<	3.50	5-27-2022	9,660,000	9,662,705

				13,204,590

Total Loans (Cost $363,567,795)				363,675,297

Municipal Obligations: 0.35%

Illinois: 0.35%
Chicago IL Board of Education Series G (GO Revenue) ±	4.56	3-1-2032	5,000,000	4,980,050

Total Municipal Obligations (Cost $5,000,000)				4,980,050

Non-Agency Mortgage-Backed Securities: 0.00%
Salomon Brothers Mortgage Securities VII Series 1994-5 Class B2 ±(i)	3.25	4-25-2024	35,490	30,742

Total Non-Agency Mortgage-Backed Securities (Cost $35,148)				30,742

Yankee Corporate Bonds and Notes: 8.86%

Consumer Discretionary: 2.13%

Auto Components: 1.02%
Schaeffler Holding Finance BV 144A	6.25	11-15-2019	14,030,000	14,556,125

Automobiles: 0.95%
Jaguar Land Rover Automotive plc 144A	4.13	12-15-2018	13,235,000	13,632,050

Media: 0.16%
British Sky Broadcasting Group plc 144A	9.50	11-15-2018	2,000,000	2,321,560

Consumer Staples: 1.17%

Food & Staples Retailing: 1.17%
Tesco plc 144A	5.50	11-15-2017	16,180,000	16,774,081

Financials: 1.76%

Banks: 1.41%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	12,170,000	12,687,225
Royal Bank of Scotland Group plc	4.70	7-3-2018	7,240,000	7,462,384

				20,149,609

Diversified Financial Services: 0.35%
AerCap Ireland Capital Limited	2.75	5-15-2017	4,955,000	4,989,685

Health Care: 1.02%

Pharmaceuticals: 1.02%
Mallinckrodt International Finance SA	3.50	4-15-2018	14,520,000	14,538,150

Information Technology: 0.76%

Communications Equipment: 0.76%
Nokia Corporation	5.38	5-15-2019	10,120,000	10,942,250

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Materials: 2.02%

Containers & Packaging: 1.05%
Ardagh Packaging Finance plc 144A±	3.65%	12-15-2019	$14,935,000	$15,084,350

Metals & Mining: 0.97%
ArcelorMittal SA	6.13	6-1-2018	7,965,000	8,422,974
Novelis Incorporated	8.75	12-15-2020	5,155,000	5,399,863

				13,822,837

Total Yankee Corporate Bonds and Notes (Cost $125,914,559)				126,810,697

	Yield		Shares
Short-Term Investments: 6.35%

Investment Companies: 6.35%
Wells Fargo Government Money Market Select Class (l)(u)##	0.32		90,883,822	90,883,822

Total Short-Term Investments (Cost $90,883,822)				90,883,822

Total investments in securities (Cost $1,427,758,395) *	100.27%	1,434,568,552
Other assets and liabilities, net	(0.27)	(3,843,670)

Total net assets	100.00%	$1,430,724,882

(i)	Illiquid security for which the designation as illiquid is unaudited.

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for unfunded loans.

*	Cost for federal income tax purposes is $1,427,759,546 and unrealized gains (losses) consists of:

Gross unrealized gains	$9,462,828
Gross unrealized losses	(2,653,822)

Net unrealized gains	$6,809,006

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2016	Wells Fargo Short-Term High Yield Bond Fund	17

Assets
Investments
In unaffiliated securities, at value (cost $1,336,874,573)	$1,343,684,730
In affiliated securities, at value (cost $90,883,822)	90,883,822

Total investments, at value (cost $1,427,758,395)	1,434,568,552
Receivable for investments sold	312,120
Receivable for Fund shares sold	1,442,628
Receivable for interest	15,682,461
Prepaid expenses and other assets	40,246

Total assets	1,452,046,007

Liabilities
Dividends payable	596,474
Payable for investments purchased	17,128,538
Payable for Fund shares redeemed	2,667,833
Due to custodian bank	2,405
Management fee payable	434,743
Distribution fee payable	78,516
Administration fees payable	130,402
Accrued expenses and other liabilities	282,214

Total liabilities	21,321,125

Total net assets	$1,430,724,882

NET ASSETS CONSIST OF
Paid-in capital	$1,456,223,524
Overdistributed net investment income	(49)
Accumulated net realized losses on investments	(32,308,750)
Net unrealized gains on investments	6,810,157

Total net assets	$1,430,724,882

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$296,816,934
Shares outstanding – Class A1	36,629,260
Net asset value per share – Class A	$8.10
Maximum offering price per share – Class A2	$8.35
Net assets – Class C	$123,744,786
Shares outstanding – Class C1	15,270,476
Net asset value per share – Class C	$8.10
Net assets – Administrator Class	$274,877,743
Shares outstanding – Administrator Class[1]	33,933,564
Net asset value per share – Administrator Class	$8.10
Net assets – Institutional Class	$735,285,419
Shares outstanding – Institutional Class[1]	90,885,220
Net asset value per share – Institutional Class	$8.09

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/97.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Short-Term High Yield Bond Fund	Statement of operations—year ended August 31, 2016

Investment income
Interest	$52,387,897
Income from affiliated securities	269,077
Securities lending income, net	32,117

Total investment income	52,689,091

Expenses
Management fee	6,678,007
Administration fees
Class A	470,737
Class C	194,107
Administrator Class	311,557
Institutional Class	519,444
Investor Class	46,131	[1]
Shareholder servicing fees
Class A	735,526
Class C	303,293
Administrator Class	777,867
Investor Class	60,473	[1]
Distribution fee
Class C	909,878
Custody and accounting fees	97,517
Professional fees	51,730
Registration fees	137,535
Shareholder report expenses	114,163
Trustees’ fees and expenses	22,879
Other fees and expenses	25,093

Total expenses	11,455,937
Less: Fee waivers and/or expense reimbursements	(1,704,698)

Net expenses	9,751,239

Net investment income	42,937,852

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(15,355,685)
Net change in unrealized gains (losses) on investments	20,384,912

Net realized and unrealized gains (losses) on investments	5,029,227

Net increase in net assets resulting from operations	$47,967,079

[1]	For the period from September 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Short-Term High Yield Bond Fund	19

	Year ended August 31, 2016		Year ended August 31, 2015

Operations
Net investment income		$42,937,852		$48,673,006
Net realized losses on investments		(15,355,685)		(16,191,024)
Net change in unrealized gains (losses) on investments		20,384,912		(11,157,694)

Net increase in net assets resulting from operations		47,967,079		21,324,288

Distributions to shareholders from
Net investment income
Class A		(8,671,720)		(6,933,480)
Class C		(2,670,512)		(2,986,338)
Administrator Class		(9,693,844)		(12,745,406)
Institutional Class		(21,177,651)		(19,514,685)
Investor Class		(724,174)[1]		(5,702,061)

Total distributions to shareholders		(42,937,901)		(47,881,970)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	29,782,797	239,664,970	6,389,757	51,850,164
Class C	3,228,611	25,941,374	2,902,472	23,560,523
Administrator Class	17,974,334	144,308,927	15,702,034	127,280,452
Institutional Class	49,823,749	399,898,207	42,733,442	346,627,984
Investor Class	1,234,213 [1]	9,927,721 [1]	9,357,563	75,960,409

		819,741,199		625,279,532

Reinvestment of distributions
Class A	1,049,105	8,425,842	813,304	6,601,461
Class C	318,867	2,561,386	352,560	2,861,800
Administrator Class	1,084,133	8,703,328	1,415,868	11,486,162
Institutional Class	1,879,639	15,083,611	1,608,395	13,032,069
Investor Class	50,179 [1]	401,935 [1]	677,127	5,496,288

		35,176,102		39,477,780

Payment for shares redeemed
Class A	(19,461,309)	(156,026,488)	(15,664,276)	(126,984,161)
Class C	(3,581,650)	(28,747,006)	(5,447,783)	(44,184,843)
Administrator Class	(25,895,695)	(208,049,507)	(38,462,893)	(311,878,917)
Institutional Class	(36,367,228)	(291,283,147)	(34,879,242)	(281,848,045)
Investor Class	(22,108,935)[1]	(178,209,033)[1]	(16,991,722)	(137,734,753)

		(862,315,181)		(902,630,719)

Net decrease in net assets resulting from capital share transactions		(7,397,880)		(237,873,407)

Total decrease in net assets		(2,368,702)		(264,431,089)

Net assets
Beginning of period		1,433,093,584		1,697,524,673

End of period		$1,430,724,882		$1,433,093,584

Undistributed (overdistributed) net investment income		$(49)		$0

[1]	For the period from September 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Short-Term High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.07	$8.20	$8.21	$8.26	$8.04
Net investment income	0.24	0.25	0.27	0.31	0.36
Net realized and unrealized gains (losses) on investments	0.03	(0.13)	0.01	(0.05)	0.26

Total from investment operations	0.27	0.12	0.28	0.26	0.62
Distributions to shareholders from
Net investment income	(0.24)	(0.25)	(0.27)	(0.31)	(0.36)
Net realized gains	0.00	0.00	(0.02)	(0.00)[1]	(0.04)

Total distributions to shareholders	(0.24)	(0.25)	(0.29)	(0.31)	(0.40)
Net asset value, end of period	$8.10	$8.07	$8.20	$8.21	$8.26
Total return[2]	3.37%	1.46%	3.40%	3.17%	7.81%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.92%	0.91%	0.94%	0.99%
Net expenses	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	2.95%	3.11%	3.27%	3.73%	4.33%
Supplemental data
Portfolio turnover rate	32%	40%	28%	33%	28%
Net assets, end of period (000s omitted)	$296,817	$203,856	$276,436	$285,726	$261,173

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short-Term High Yield Bond Fund	21

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.07	$8.20	$8.21	$8.26	$8.04
Net investment income	0.18	0.19	0.21	0.25	0.29 [1]
Net realized and unrealized gains (losses) on investments	0.03	(0.13)	0.01	(0.06)	0.26

Total from investment operations	0.21	0.06	0.22	0.19	0.55
Distributions to shareholders from
Net investment income	(0.18)	(0.19)	(0.21)	(0.24)	(0.29)
Net realized gains	0.00	0.00	(0.02)	(0.00)[2]	(0.04)

Total distributions to shareholders	(0.18)	(0.19)	(0.23)	(0.24)	(0.33)
Net asset value, end of period	$8.10	$8.07	$8.20	$8.21	$8.26
Total return[3]	2.60%	0.70%	2.62%	2.40%	7.00%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.67%	1.66%	1.69%	1.73%
Net expenses	1.56%	1.56%	1.56%	1.56%	1.56%
Net investment income	2.20%	2.36%	2.52%	2.98%	3.58%
Supplemental data
Portfolio turnover rate	32%	40%	28%	33%	28%
Net assets, end of period (000s omitted)	$123,745	$123,521	$143,444	$133,379	$102,780

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Short-Term High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.07	$8.20	$8.20	$8.26	$8.03
Net investment income	0.25	0.26	0.28	0.32	0.37
Net realized and unrealized gains (losses) on investments	0.03	(0.13)	0.02	(0.06)	0.27

Total from investment operations	0.28	0.13	0.30	0.26	0.64
Distributions to shareholders from
Net investment income	(0.25)	(0.26)	(0.28)	(0.32)	(0.37)
Net realized gains	0.00	0.00	(0.02)	(0.00)[1]	(0.04)

Total distributions to shareholders	(0.25)	(0.26)	(0.30)	(0.32)	(0.41)
Net asset value, end of period	$8.10	$8.07	$8.20	$8.20	$8.26
Total return	3.54%	1.62%	3.69%	3.21%	8.12%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.85%	0.84%	0.87%	0.92%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	3.11%	3.28%	3.44%	3.89%	4.48%
Supplemental data
Portfolio turnover rate	32%	40%	28%	33%	28%
Net assets, end of period (000s omitted)	$274,878	$328,934	$509,059	$550,981	$459,746

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short-Term High Yield Bond Fund	23

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2016	2015	2014	2013[1]
Net asset value, beginning of period	$8.06	$8.18	$8.19	$8.28
Net investment income	0.26	0.28	0.29	0.25
Net realized and unrealized gains (losses) on investments	0.03	(0.13)	0.01	(0.09)

Total from investment operations	0.29	0.15	0.30	0.16
Distributions to shareholders from
Net investment income	(0.26)	(0.27)	(0.29)	(0.25)
Net realized gains	0.00	0.00	(0.02)	(0.00)[2]

Total distributions to shareholders	(0.26)	(0.27)	(0.31)	(0.25)
Net asset value, end of period	$8.09	$8.06	$8.18	$8.19
Total return[3]	3.69%	1.90%	3.72%	1.92%
Ratios to average net assets (annualized)
Gross expenses	0.59%	0.59%	0.58%	0.60%
Net expenses	0.50%	0.50%	0.50%	0.50%
Net investment income	3.26%	3.40%	3.58%	4.05%
Supplemental data
Portfolio turnover rate	32%	40%	28%	33%
Net assets, end of period (000s omitted)	$735,285	$608,704	$540,824	$211,642

[1]	For the period from November 30, 2012 (commencement of class operations) to August 31, 2013

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Short-Term High Yield Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Short-Term High Yield Bond Fund	25

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2016, the Fund had capital loss carryforwards available to offset future net realized capital gains which consist of $8,394,779 in short-term capital losses and $10,255,715 in long-term capital losses.

As of August 31, 2016, the Fund had current year deferred post-October capital losses consisting of $465,281 in short-term losses and $13,191,823 in long-term losses which will be recognized on the first day of the following fiscal year.

26	Wells Fargo Short-Term High Yield Bond Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Corporate bonds and notes	$0	$848,187,944	$0	$848,187,944

Loans	0	363,675,297	0	363,675,297

Municipal obligations	0	4,980,050	0	4,980,050

Non-agency mortgage-backed securities	0	30,742	0	30,742

Yankee corporate bonds and notes	0	126,810,697	0	126,810,697

Short-term investments
Investment companies	90,883,822	0	0	90,883,822
Total assets	$90,883,822	$1,343,684,730	$0	$1,434,568,552

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.50% and declining to 0.38% as the average daily net assets of the Fund increase. For the year ended August 31, 2016, the management fee was equivalent to an annual rate of 0.48% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Short-Term High Yield Bond Fund	27

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.81% for Class A shares, 1.56% for Class C shares, 0.65% for Administrator Class shares, and 0.50% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2016, Funds Distributor received $6,432 from the sale of Class A shares and $292 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2016 were $643,046,448 and $421,900,447, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

As of August 31, 2016, the Fund had unfunded term loan commitments of $14,112,975.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged

28	Wells Fargo Short-Term High Yield Bond Fund	Notes to financial statements

to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $42,937,901 and $47,881,970 of ordinary income for the years ended August 31, 2016 and August 31, 2015, respectively.

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$596,424	$6,809,006	$(13,657,104)	$(18,650,494)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Short-Term High Yield Bond Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Short-Term High Yield Bond Fund (formerly known as Wells Fargo Advantage Short-Term High Yield Bond Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Short-Term High Yield Bond Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2016

30	Wells Fargo Short-Term High Yield Bond Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2016, $26,154,405 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Short-Term High Yield Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009.

Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 71 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term High Yield Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

34	Wells Fargo Short-Term High Yield Bond Fund	Other information (unaudited)

The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review except the five-and ten-year periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the BofA Merrill Lynch High Yield U.S. Corporates Cash Pay, BB Rated, 1-5 Year Index, for all periods under review except the one-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	35

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Short-Term High Yield Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245795 10-16 A222/AR222 08-16

Annual Report

August 31, 2016

Wells Fargo Ultra Short-Term Income Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Ultra Short-Term Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

The period was marked by low interest rates and accommodative central-bank policies, although the U.S. Federal Reserve (Fed) took a first step in raising its target rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Ultra Short-Term Income Fund for the 12-month period that ended August 31, 2016. The period was marked by low interest rates and accommodative central-bank policies, although the U.S. Federal Reserve (Fed) took a first step in raising its target rate. Ten-year Treasury yields declined, ending August 2016 with a yield of 1.58%. Two-year Treasury note yields ended the period close to where they began, at 0.80%, after having spiked at calendar year-end 2015 when the federal funds rate was raised.

Major central banks continued to provide stimulus, helping support global economies and keep interest rates low.

The Fed continued an easy monetary policy in order to support the economy and the financial system. However, it raised the federal funds target rate in December 2015 because it believed the U.S. economy was strong enough to begin normalizing monetary policy. During the subsequent first eight months of 2016, the Fed kept the federal funds rate steady. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. The ECB cut all three of its short-term rates during the reporting period, increased its asset-purchase program from 60 billion euros per month to 80 billion, expanded the list of eligible securities to include investment-grade nonbank debt, and created a fund-to-lend program where banks could be paid to lend money. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

The U.S. economy proved resilient; non-U.S. economies generally were weaker.

The divergence between U.S. and non-U.S. economic growth continued, with persistent weakness in European and Japanese inflation, risks of a hard landing in China, and the recalibration of energy and commodity prices weighing on the markets. In the U.S., economic growth advanced and inflation, as measured by the Consumer Price Index excluding food and energy, rose 2.2% over the past 12 months. Meanwhile, oil prices fell dramatically (reaching a secular low of $26 per barrel in February) before increasing to $45 per barrel by the end of the reporting period. In addition, the U.K. vote on June 23, 2016, to exit the European Union exacerbated uncertainty about economic growth, financial markets, and political responses to a number of policy issues. Periods of greater volatility aided perceived safe-haven investments, such as U.S. Treasuries. As uncertainty about these issues waned, riskier assets tended to outperform.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk-averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity.

Letter to shareholders (unaudited)	Wells Fargo Ultra Short-Term Income Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Ultra Short-Term Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®

Jay N. Mueller, CFA®

Thomas M. Price, CFA®

Noah Wise, CFA®

Average annual total returns (%) as of August 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SADAX)	8-31-1999	(0.75)	0.38	1.22	1.28	0.79	1.42	0.78	0.71
Class C (WUSTX)	7-18-2008	(0.48)	0.03	0.65	0.52	0.03	0.65	1.53	1.46
Administrator Class (WUSDX)	4-8-2005	–	–	–	1.55	0.96	1.58	0.72	0.56
Institutional Class (SADIX)	8-31-1999	–	–	–	1.75	1.16	1.79	0.45	0.36
Bloomberg Barclays Short-Term U.S. Government/Credit Bond Index[4]	–	–	–	–	0.65	0.35	1.49	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment- grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Ultra Short-Term Income Fund	5

Growth of $10,000 investment as of August 31, 2016[5]

[1]	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to include the higher expenses applicable to Class C shares.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through December 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.70% for Class A, 1.45% for Class C, 0.55% for Administrator Class, and 0.35% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Bloomberg Barclays Short-Term U.S. Government/Credit Bond Index (formerly know as Barclays Short-Term U.S. Government/Credit Bond Index ) contains securities that have fallen out of the Bloomberg Barclays U.S. Government/Credit Bond Index (formerly known as Barclays U.S. Government/Credit Bond Index) because of the standard minimum one-year-to-maturity constraint. Securities in the Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Bloomberg Barclays Short-Term U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Ultra Short-Term Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund (Class A, excluding sales charge) outperformed its benchmark, the Bloomberg Barclays Short-Term U.S. Government/Credit Bond Index, for the 12-month period that ended August 31, 2016.

■	The Fund’s performance was driven by an overweight to corporate debt as well as structured products, both of which generated superior returns compared with similar-duration Treasuries.

■	Defensive cash holdings detracted modestly from performance.

Ten largest holdings (%) as of August 31, 2016[6]
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-INN Class A, 1.36%, 6-15-2029	0.96
Bellsouth Corporation, 4.40%, 4-26-2017	0.96
Verizon Communications Incorporated, 1.35%, 6-9-2017	0.93
Providence Health & Services Company, 1.45%, 10-1-2016	0.77
Experian Finance plc, 2.38%, 6-15-2017	0.75
Porsche Innovative Lease Owner Trust Series 2014-1 Class A4, 1.26%, 9-21-2020	0.71
Bear Stearns Companies LLC, 5.55%, 1-22-2017	0.71
GM Financial Automobile Leasing Trust Series 2015-1 Class A3, 1.53%, 9-20-2018	0.70
MMAF Equipment Finance LLC Series 2016-AA Class A2, 1.39%, 12-17-2018	0.70
Citibank Credit Card Issuance Trust Series 2013-A6 Class A6, 1.32%, 9-7-2018	0.70

Slow but steady economic growth was generally benign for the bond market.

After decelerating for several quarters due to weak global growth and volatile commodity prices, the U.S. economy recovered somewhat during the second quarter of this year, with currently available data suggesting that gross domestic product excluding inventory effects grew at an annualized rate of around 2%. Healthy consumer activity continued to offset relatively weak business investment over the period, while trade and inventories remain swing factors.

The labor market tightened modestly over the past 12 months, with the unemployment rate falling from 5.1% to 4.9%. Nonfarm payrolls averaged a little over 200,000 per month, while the labor force participation rate improved slightly from 62.6% to 62.8%.

Both the headline Consumer Price Index (CPI) as well as CPI excluding food and energy showed annual inflation increasing over the period, with the former measure increasing from 0.2% to 0.8% and the latter increasing from 1.8% to 2.2%. The core personal consumption expenditures price index, the U.S. Federal Reserve’s preferred measure of inflation, rose 1.6% over the past 12 months, which is a bit below the stated 2.0% target.

In December 2015, the Federal Open Market Committee (FOMC) took its first step toward policy normalization by increasing the federal funds target rate by 25 basis points (bps; 100 bps equals 1.00%) to a new range of 0.25% to 0.50%, citing ongoing job gains and declining unemployment as justification. The monetary authorities reiterated their commitment to a gradual, data-dependent approach to normalization. Subsequent FOMC meetings indicated an even more gradual timeline, with concern expressed over sluggish business investment and global economic and financial developments.

Portfolio allocation as of August 31, 2016[7]

The Fund maintained an overweight to corporate credit and securitized debt.

Our goal with this Fund is to limit duration risk, benefit from yields on spread sectors, and maintain substantial liquidity. The Fund continued to overweight holdings of short-term corporate bonds as well as securitized debt while retaining an underweight to U.S. Treasuries and agency debentures. A little over half of the Fund’s assets were invested in corporate debt. The other primary sector commitment was to securitized debt: mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations. We maintained the Fund’s duration near six months during the reporting period in a defensive move against higher interest rates.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Ultra Short-Term Income Fund	7

We expect a gradual rise in short-term interest rates.

The relatively benign economic conditions described above may result in an eventual further increase in short-term interest rates. We believe the FOMC is likely to raise its target rate by 0.25% to 0.50% over the next 12 months, a result which is largely reflected in the term structure of interest rates. Should market rates diverge from the policy path we think most likely, we will be prepared to modify our duration and yield-curve posture in response to the opportunities presented.

Please see footnotes on page 5.

8	Wells Fargo Ultra Short-Term Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2016 to August 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,012.31	$3.54	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56	0.70%
Class C
Actual	$1,000.00	$1,008.51	$7.32	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35	1.45%
Administrator Class
Actual	$1,000.00	$1,014.30	$2.78	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.80	0.55%
Institutional Class
Actual	$1,000.00	$1,014.09	$1.77	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	$1.78	0.35%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2016	Wells Fargo Ultra Short-Term Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 8.41%
FDIC Series 2013-R1 Class A 144A	1.15%	3-25-2033	$2,561,694	$2,539,232
FHLMC ±	2.57	11-1-2035	4,441,397	4,695,250
FHLMC ±	2.63	4-1-2038	1,431,395	1,508,476
FHLMC ±	2.67	10-1-2038	1,583,348	1,669,013
FHLMC ±	2.68	3-1-2035	1,231,922	1,300,936
FHLMC ±	2.74	9-1-2038	2,610,609	2,766,509
FHLMC ±	2.75	1-1-2029	67,528	68,100
FHLMC ±	2.76	5-1-2035	671,766	710,455
FHLMC ±	2.77	4-1-2032	107,423	113,180
FHLMC ±	2.78	6-1-2032	5,847	6,150
FHLMC ±	2.98	7-1-2029	3,418	3,560
FHLMC ±	3.06	10-1-2031	71,813	72,206
FHLMC	4.50	2-1-2020	1,116,631	1,170,295
FHLMC	4.50	8-1-2020	601,935	627,417
FHLMC	4.50	1-1-2022	506,147	531,128
FHLMC	5.00	12-1-2019	1,327,877	1,395,394
FHLMC	5.50	8-1-2018	235,577	241,615
FHLMC	5.50	12-1-2023	1,130,225	1,228,997
FHLMC	6.00	5-1-2017	44,771	45,146
FHLMC	6.00	10-1-2021	1,681,009	1,808,196
FHLMC	6.00	10-1-2021	1,868,417	2,017,300
FHLMC	6.00	1-1-2024	1,239,259	1,339,818
FHLMC	7.00	6-1-2031	340,375	384,330
FHLMC	9.00	11-1-2016	1,687	1,689
FHLMC	9.00	12-1-2016	3,615	3,622
FHLMC	9.00	8-1-2018	8,883	9,052
FHLMC	9.00	10-1-2019	27,512	29,366
FHLMC	9.50	12-1-2016	1,148	1,148
FHLMC	9.50	5-1-2020	178	179
FHLMC	9.50	9-1-2020	64,256	69,364
FHLMC	9.50	12-1-2022	66,455	70,995
FHLMC	10.00	11-17-2021	16,009	16,132
FHLMC	10.50	5-1-2020	63,740	69,243
FHLMC Series 2495 Class UJ	3.50	7-15-2032	8,888	8,940
FHLMC Series 2530 Class BH	5.00	11-15-2017	412,658	420,009
FHLMC Series 2617 Class GR	4.50	5-15-2018	169,359	172,822
FHLMC Series 2704 Class BH	4.50	11-15-2023	834,943	900,289
FHLMC Series 2707 Class QE	4.50	11-15-2018	423,588	435,208
FHLMC Series 2843 Class BC	5.00	8-15-2019	496,024	511,465
FHLMC Series 2849 Class B	5.00	8-15-2019	907,149	936,299
FHLMC Series 2855 Class WN	4.00	9-15-2019	189,435	194,158
FHLMC Series 2864 Class NB	5.50	7-15-2033	880,264	911,615
FHLMC Series 2881 Class AE	5.00	8-15-2034	525,657	559,364
FHLMC Series 2896 Class CB	4.50	11-15-2019	741,309	760,029
FHLMC Series 2953 Class LD	5.00	12-15-2034	382,346	400,237
FHLMC Series 2963 Class BP	5.00	9-15-2034	61,433	61,639
FHLMC Series 3166 Class AC	5.00	6-15-2021	6,887,318	7,227,294
FHLMC Series 3266 Class D	5.00	1-15-2022	1,550,486	1,603,616
FHLMC Series 3346 Class FA ±	0.74	2-15-2019	9,511,716	9,516,600
FHLMC Series 3501 Class AC	4.00	8-15-2023	302,323	304,869

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC Series 3538 Class DE	3.50%	7-15-2023	$49,022	$49,013
FHLMC Series 3574 Class EA	3.00	9-15-2021	190,260	192,440
FHLMC Series 3589 Class CA	4.00	10-15-2021	123,668	124,141
FHLMC Series 3609 Class LA	4.00	12-15-2024	428,010	439,075
FHLMC Series 3619 Class EB	3.50	5-15-2024	209,753	213,841
FHLMC Series 3706 Class AB	3.50	7-15-2020	438,200	440,420
FHLMC Series 3772 Class HC	3.00	10-15-2018	484,614	491,847
FHLMC Series 3780 Class DG	3.00	10-15-2027	321,332	322,739
FHLMC Series 3780 Class GX	3.50	9-15-2028	2,274,167	2,316,524
FHLMC Series 3784 Class DA	4.00	7-15-2025	172,341	175,266
FHLMC Series 3786 Class EY	4.50	1-15-2032	14,453	14,447
FHLMC Series 3821 Class LA	3.50	4-15-2025	519,775	529,730
FHLMC Series 3834 Class EA	3.50	6-15-2029	602,917	623,148
FHLMC Series 3842 Class CJ	2.00	9-15-2018	162,304	163,359
FHLMC Series 3878 Class JA	3.50	1-15-2025	207,556	209,637
FHLMC Series 3898 Class NE	4.00	7-15-2040	624,752	641,806
FHLMC Series K003 Class AAB	4.77	5-25-2018	625,577	642,700
FHLMC Series T-42 Class A6	9.50	2-25-2042	793,866	989,183
FNMA	1.77	9-1-2019	1,126,344	1,143,704
FNMA ±	2.09	10-1-2031	136,847	140,416
FNMA	2.14	4-1-2019	867,189	880,740
FNMA ±	2.32	9-1-2037	800,008	823,256
FNMA ±	2.36	12-1-2034	1,028,998	1,084,285
FNMA ±	2.48	1-1-2023	13,925	13,952
FNMA	2.49	10-1-2017	597,271	602,080
FNMA ±	2.51	11-1-2031	69,672	73,156
FNMA ±	2.61	2-1-2035	1,713,069	1,808,748
FNMA ±	2.62	11-1-2032	1,152,888	1,214,472
FNMA ±	2.63	4-1-2038	3,142,089	3,311,556
FNMA ±	2.65	8-1-2036	4,054,586	4,292,255
FNMA ±	2.67	11-1-2034	1,780,608	1,884,334
FNMA ±	2.67	8-1-2045	1,196,140	1,262,454
FNMA ±	2.68	5-1-2032	31,702	33,419
FNMA ±	2.68	12-1-2040	416,191	441,184
FNMA ±	2.72	5-1-2036	1,228,160	1,302,715
FNMA ±	2.78	5-1-2036	1,414,421	1,489,884
FNMA ±	2.82	6-1-2032	134,856	141,449
FNMA ±	2.83	6-1-2034	1,602,525	1,695,540
FNMA ±	2.84	9-1-2040	5,080,701	5,365,718
FNMA ±	2.95	2-1-2033	413,445	435,583
FNMA %%	3.00	9-19-2031	610,000	638,445
FNMA	3.18	12-1-2017	4,257,057	4,254,200
FNMA	3.31	12-1-2017	3,553,748	3,601,020
FNMA ±	3.70	7-1-2033	61,472	62,437
FNMA ±	3.86	4-1-2033	2,452	2,549
FNMA	4.50	6-1-2019	133,833	137,220
FNMA	5.19	1-1-2018	416,032	431,071
FNMA	5.23	7-1-2018	735,440	754,073
FNMA	5.32	6-1-2018	182,144	191,372
FNMA	6.00	4-1-2021	491,538	514,534

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Ultra Short-Term Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	6.50%	8-1-2031	$575,060	$670,961
FNMA	8.33	7-15-2020	21,088	22,646
FNMA	8.50	7-1-2017	35,272	35,721
FNMA	9.00	12-1-2016	11,152	11,198
FNMA	9.00	2-15-2020	77,250	84,389
FNMA	9.00	10-15-2021	32,910	35,881
FNMA	9.00	6-1-2024	45,060	48,628
FNMA	9.50	12-1-2020	51,689	55,636
FNMA	9.50	3-1-2021	1,539	1,553
FNMA	10.00	3-20-2018	5,068	5,137
FNMA	10.25	9-1-2021	40,823	42,857
FNMA	10.50	8-1-2020	3,182	3,380
FNMA	10.50	4-1-2022	16,513	16,723
FNMA Series 1988-4 Class Z	9.25	3-25-2018	11,581	11,891
FNMA Series 1988-9 Class Z	9.45	4-25-2018	5,961	6,125
FNMA Series 1989-30 Class Z	9.50	6-25-2019	48,046	51,139
FNMA Series 1989-49 Class E	9.30	8-25-2019	3,319	3,493
FNMA Series 1990-111 Class Z	8.75	9-25-2020	11,167	12,139
FNMA Series 1990-119 Class J	9.00	10-25-2020	45,470	49,616
FNMA Series 1990-124 Class Z	9.00	10-25-2020	14,502	15,797
FNMA Series 1990-21 Class Z	9.00	3-25-2020	77,991	84,660
FNMA Series 1990-27 Class Z	9.00	3-25-2020	45,626	50,138
FNMA Series 1990-30 Class D	9.75	3-25-2020	11,236	12,377
FNMA Series 1990-77 Class D	9.00	6-25-2020	26,614	29,074
FNMA Series 1991-132 Class Z	8.00	10-25-2021	88,922	98,745
FNMA Series 1992-71 Class X	8.25	5-25-2022	47,019	53,429
FNMA Series 2000-T6 Class A2	9.50	6-25-2030	466,091	555,920
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	960,424	1,115,553
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	836,182	1,068,068
FNMA Series 2002-94 Class BK	5.50	1-25-2018	132,365	133,068
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	1,080,707	1,329,218
FNMA Series 2002-W4 Class A6 ±	3.54	5-25-2042	977,019	1,016,195
FNMA Series 2003-125 Class AY	4.00	12-25-2018	896,607	915,730
FNMA Series 2003-129 Class AP	4.00	1-25-2019	81,987	82,497
FNMA Series 2003-15 Class CN	5.00	3-25-2018	132,434	135,179
FNMA Series 2003-35 Class BC	5.00	5-25-2018	269,749	275,409
FNMA Series 2003-35 Class ME	5.00	5-25-2018	137,678	140,927
FNMA Series 2003-92 Class PE	4.50	9-25-2018	390,573	399,726
FNMA Series 2003-W11 Class A1 ±	3.93	6-25-2033	41,267	43,100
FNMA Series 2003-W3 Class 1A4 ±	3.50	8-25-2042	47,700	50,340
FNMA Series 2004-10 Class FA ±	0.80	2-25-2034	1,129,503	1,132,681
FNMA Series 2004-17 Class HJ	4.75	4-25-2019	1,323,741	1,362,093
FNMA Series 2004-32 Class AY	4.00	5-25-2019	71,603	73,061
FNMA Series 2004-92 Class QY	4.50	8-25-2034	473,642	486,551
FNMA Series 2007-W2 Class 1A1 ±	0.77	3-25-2037	768,569	769,246
FNMA Series 2008-76 Class GF ±	1.10	9-25-2023	355,071	355,436
FNMA Series 2008-81 Class LK	5.00	9-25-2023	204,639	210,119
FNMA Series 2009-76 Class HA	4.00	1-25-2019	127,694	128,956
FNMA Series 2010-153 Class AB	2.00	11-25-2018	570,501	574,183
FNMA Series 2010-153 Class BG	2.50	11-25-2018	558,196	563,094

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 2010-25 Class ND	3.50%	3-25-2025	$252,985	$259,337
FNMA Series 2010-39 Class PD	3.00	6-25-2038	92,021	92,356
FNMA Series 2010-39 Class VY	4.50	3-25-2025	1,074,545	1,077,145
FNMA Series 2010-57 Class DQ	3.00	6-25-2025	553,858	571,301
FNMA Series 2011-122 Class A	3.00	12-25-2025	357,090	364,407
FNMA Series 2011-129 Class LG	3.00	3-25-2037	443,527	449,446
FNMA Series 2011-33 Class GA	3.50	10-25-2028	858,364	872,198
FNMA Series 2011-35 Class PA	4.00	2-25-2039	342,963	346,099
FNMA Series 2011-39 Class DA	3.50	7-25-2024	147,703	147,954
FNMA Series 2011-40 Class CA	3.50	12-25-2028	2,642,247	2,705,138
FNMA Series 2011-42 Class A	3.00	2-25-2024	3,233,694	3,291,037
FNMA Series 2011-56 Class AC	2.00	7-25-2018	122,609	123,100
FNMA Series 2011-99 Class AB	4.00	12-25-2038	173,532	175,325
FNMA Series 2012-94 Class E	3.00	6-25-2022	101,495	103,773
FNMA Series 2013-M12 Class A	1.53	10-25-2017	625,565	627,077
FNMA Series 2014-19 Class HA	2.00	6-25-2040	1,646,848	1,652,001
FNMA Series G-22 Class ZT	8.00	12-25-2016	3,113	3,121
GNMA	7.00	6-15-2033	525,001	647,110
GNMA	9.00	11-15-2017	5,756	5,778
GNMA	9.50	11-15-2017	1,707	1,714
GNMA	10.00	10-20-2017	4,496	4,513
GNMA Series 2008-36 Class GA	4.25	10-16-2022	378,991	379,895
GNMA Series 2009-122 Class AC	4.00	3-16-2023	325,457	330,482
GNMA Series 2010-133 Class QK	3.50	9-16-2034	50,665	50,681
GNMA Series 2010-27 Class AK	4.00	2-16-2023	631,413	638,873
GNMA Series 2010-43 Class JA	3.00	9-20-2037	189,256	190,471
GNMA Series 2010-69 Class DQ	2.75	4-20-2040	89,202	89,923
GNMA Series 2011-29 Class AG	3.00	8-16-2037	32,214	32,267
GNMA Series 2012-57 Class LG	1.50	3-16-2035	780,439	781,799

Total Agency Securities (Cost $129,562,631)				130,489,087

Asset-Backed Securities: 13.13%
Ally Auto Receivables Trust Series 2015-1 Class A2	0.92	2-15-2018	4,407,885	4,407,080
Ally Auto Receivables Trust Series 2015-1 Class A3	1.21	12-20-2017	5,410,000	5,409,100
Ally Auto Receivables Trust Series 2015-2 Class A2A	0.98	3-15-2018	6,544,022	6,542,146
BMW Vehicle Lease Trust Series 2015-2 Class A2A	1.07	1-22-2018	10,308,746	10,309,678
CarMax Auto Owner Trust Series 2015-3 Class A2A	1.10	11-15-2018	4,479,741	4,481,118
Citibank Credit Card Issuance Trust Series 2013-A6 Class A6	1.32	9-7-2018	10,800,000	10,800,070
Ford Credit Auto Lease Trust Series 2015-A Class A2A	0.79	12-15-2017	3,514,897	3,514,142
Ford Credit Auto Lease Trust Series 2015-B Class A2A	1.04	5-15-2018	9,283,470	9,281,435
Ford Credit Auto Lease Trust Series 2016-A Class A2A	1.42	11-15-2018	8,950,000	8,953,368
GM Financial Automobile Leasing Trust Series 2015-1 Class A3	1.53	9-20-2018	10,876,000	10,913,221
GM Financial Automobile Leasing Trust Series 2015-2 Class A2A	1.18	4-20-2018	7,363,900	7,362,750
GM Financial Automobile Leasing Trust Series 2016-2 Class A2A	1.28	10-22-2018	3,770,000	3,763,739
Harley-Davidson Motorcycle Trust Series 2016-A Class A2	1.09	6-15-2019	5,220,000	5,219,168
Honda Auto Receivables Owner Trust Series 2013-4 Class A3	0.69	9-18-2017	1,255,067	1,254,606
Honda Auto Receivables Owner Trust Series 2015-3 Class A2	0.92	11-20-2017	4,927,377	4,926,209
Honda Auto Receivables Owner Trust Series 2016-2 Class A2	1.13	9-15-2018	5,680,000	5,681,395
Hyundai Auto Lease Securitization Trust Series 2015-B Class A2A 144A	0.95	12-15-2017	5,182,939	5,180,700

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Ultra Short-Term Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Hyundai Auto Lease Securitization Trust Series 2016-C Class A2 144A	1.30%	3-15-2019	$9,000,000	$8,990,583
Hyundai Auto Receivables Trust Series 2015-C Class A2A	0.99	11-15-2018	3,885,332	3,883,493
Kubota Credit Owner Trust Series 2016-1A Class A2 144A	1.25	4-15-2019	5,710,000	5,708,446
Leaf II Receivables Funding LLC Series 2015-1 Class A2 144A	1.13	3-15-2017	1,200,889	1,200,250
Mercedes-Benz Auto Receivables Series 2015-1 Class A2A	0.82	6-15-2018	8,900,108	8,894,576
MMAF Equipment Finance LLC Series 2016-AA Class A2 144A	1.39	12-17-2018	10,870,000	10,855,649
Nissan Auto Lease Trust Series 2014-A Class A4	1.04	10-15-2019	835,504	835,451
Nissan Auto Lease Trust Series 2015-B Class A2A	1.18	12-15-2017	9,443,274	9,450,705
Nissan Auto Lease Trust Series 2016-A Class A2A	1.22	8-15-2018	7,000,000	7,004,607
Porsche Innovative Lease Owner Trust Series 2014-1 Class A4 144A	1.26	9-21-2020	11,043,000	11,041,996
Porsche Innovative Lease Owner Trust Series 2015-1 Class A2 144A	0.79	11-21-2017	2,492,203	2,490,805
SLM Student Loan Trust Series 2006-2 Class A5 ±	0.75	7-25-2025	1,541,003	1,526,303
TCF Auto Receivables Owner Trust Series 2014-1A Class A3 144A	1.00	9-17-2018	749,734	749,582
Toyota Auto Receivables Owner Trust Series 2016-A Class AA2	1.03	7-16-2018	5,500,000	5,498,534
Volkswagen Auto Lease Trust Series 2015-A Class A2A	0.87	6-20-2017	2,297,547	2,296,769
Volvo Financial Equipment LLC Series 2015-1A Class A2 144A	0.95	11-15-2017	2,588,031	2,586,374
Volvo Financial Equipment LLC Series 2016-1A Class A2 144A	1.44	10-15-2018	4,350,000	4,357,239
World Omni Automobile Lease Securitization Trust Series 2015-A Class A2A	1.06	5-15-2018	8,278,645	8,273,329

Total Asset-Backed Securities (Cost $203,696,193)				203,644,616

Corporate Bonds and Notes: 36.31%

Consumer Discretionary: 1.12%

Automobiles: 0.56%
Nissan Motor Acceptance Corporation 144A	2.00	3-8-2019	3,500,000	3,525,760
Volkswagen Group America 144A	1.60	11-20-2017	5,115,000	5,107,936

				8,633,696

Media: 0.56%
21st Century Fox America Incorporated	8.00	10-17-2016	827,000	833,320
Time Warner Cable Incorporated	6.75	7-1-2018	7,245,000	7,895,275

				8,728,595

Consumer Staples: 1.45%

Beverages: 0.59%
Anheuser-Busch InBev Finance Company	1.90	2-1-2019	9,000,000	9,093,555

Food Products: 0.45%
Kraft Heinz Foods Company	1.60	6-30-2017	7,000,000	7,020,888

Tobacco: 0.41%
Altria Group Incorporated	9.70	11-10-2018	3,625,000	4,262,427
Reynolds American Incorporated	8.13	6-23-2019	1,793,000	2,104,925

				6,367,352

Energy: 4.18%

Energy Equipment & Services: 0.34%
Texas Eastern Transmission LP 144A	6.00	9-15-2017	5,000,000	5,209,650

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels: 3.84%
Anadarko Petroleum Corporation	6.38%	9-15-2017	$1,226,000	$1,282,414
Boardwalk Pipelines LLC	5.88	11-15-2016	9,000,000	9,071,487
Chevron Corporation	1.56	5-16-2019	8,000,000	8,052,344
DCP Midstream Operating Company	2.50	12-1-2017	7,628,000	7,599,395
Energy Transfer Partners LP	2.50	6-15-2018	5,000,000	5,046,810
Hess Corporation	8.13	2-15-2019	6,220,000	7,027,020
Kinder Morgan Incorporated	7.00	6-15-2017	4,574,000	4,747,460
Kinder Morgan Incorporated	7.25	6-1-2018	2,000,000	2,167,572
Nabors Industries Incorporated	2.35	9-15-2016	10,000,000	10,000,960
Rockies Express Pipeline 144A	6.85	7-15-2018	802,000	849,118
Williams Partners LP	7.25	2-1-2017	3,700,000	3,781,641

				59,626,221

Financials: 16.61%

Banks: 4.87%
Bank of America Corporation	1.70	8-25-2017	4,000,000	4,012,572
Bank of America Corporation	5.30	3-15-2017	5,915,000	6,040,108
Bank of America Corporation	5.70	5-2-2017	5,010,000	5,147,444
Citigroup Incorporated	2.50	7-29-2019	6,087,000	6,210,237
Discover Bank	2.60	11-13-2018	5,000,000	5,073,535
Fifth Third Bank	2.30	3-15-2019	4,470,000	4,549,794
HSBC Bank USA	6.00	8-9-2017	8,000,000	8,322,200
Huntington National Bank	2.20	11-6-2018	5,000,000	5,052,955
KeyBank Corporation	4.63	6-15-2018	7,730,000	8,072,339
PNC Bank	1.80	11-5-2018	5,000,000	5,047,460
PNC Bank	1.95	3-4-2019	2,500,000	2,528,885
Rabobank Nederland NY	1.38	8-9-2019	7,000,000	6,963,670
Santander Bank	8.75	5-30-2018	7,700,000	8,497,959

				75,519,158

Capital Markets: 3.43%
Bear Stearns Companies LLC	5.55	1-22-2017	10,785,000	10,963,783
Goldman Sachs Group Incorporated	2.00	4-25-2019	4,000,000	4,043,924
Goldman Sachs Group Incorporated	6.15	4-1-2018	5,085,000	5,445,165
Morgan Stanley	1.88	1-5-2018	6,060,000	6,090,221
Morgan Stanley	2.20	12-7-2018	4,000,000	4,046,084
Morgan Stanley	2.45	2-1-2019	1,960,000	1,997,667
S&P Global Incorporated	2.50	8-15-2018	1,450,000	1,473,284
S&P Global Incorporated	5.90	11-15-2017	8,692,000	9,095,813
Thomson Reuters Corporation	1.65	9-29-2017	10,000,000	10,038,680

				53,194,621

Consumer Finance: 5.12%
Ally Financial Incorporated	3.25	11-5-2018	7,665,000	7,736,859
American Express	1.80	7-31-2018	8,000,000	8,066,856
Aviation Capital Group 144A	3.88	9-27-2016	2,360,000	2,362,950
Daimler Finance North America LLC 144A	1.50	7-5-2019	3,000,000	2,988,009
Daimler Finance North America LLC 144A	1.60	8-3-2017	5,000,000	5,011,485
Diamond 1 Finance Corporation 144A	3.48	6-1-2019	7,260,000	7,462,946

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Ultra Short-Term Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)
Discover Financial Services Company	6.45%	6-12-2017	$570,000	$590,262
ERAC USA Finance LLC 144A	2.75	3-15-2017	750,000	755,607
Ford Motor Credit Company LLC	2.24	6-15-2018	3,000,000	3,024,726
Ford Motor Credit Company LLC	2.94	1-8-2019	3,665,000	3,761,346
Ford Motor Credit Company LLC	6.63	8-15-2017	5,180,000	5,425,371
General Motors Financial Company	2.40	4-10-2018	10,000,000	10,074,160
Harley-Davidson Financial Services Incorporated 144A	2.70	3-15-2017	6,000,000	6,046,140
Hyundai Capital America Company 144A	2.40	10-30-2018	7,000,000	7,101,276
Toll Brothers Finance Corporation	8.91	10-15-2017	8,405,000	9,056,388

				79,464,381

Diversified Financial Services: 0.26%
AIG Global Funding 144A	1.65	12-15-2017	4,000,000	4,018,364

Insurance: 2.70%
American Financial Group Incorporated	9.88	6-15-2019	6,445,000	7,816,651
Berkshire Hathaway Finance Corporation	1.30	8-15-2019	5,000,000	4,998,435
Platinum Underwriters Finance Incorporated Series B	7.50	6-1-2017	8,075,000	8,391,217
Provident Companies Incorporated	7.00	7-15-2018	6,736,000	7,328,647
Reinsurance Group of America	5.63	3-15-2017	5,520,000	5,636,213
Reliance Standard Life Insurance 144A	2.15	10-15-2018	7,610,000	7,676,801

				41,847,964

REITs: 0.23%
American Tower Corporation	7.25	5-15-2019	3,250,000	3,653,738

Health Care: 3.68%

Biotechnology: 1.87%
AbbVie Incorporated	1.75	11-6-2017	8,712,000	8,751,326
Biogen Idec Incorporated	6.88	3-1-2018	8,975,000	9,693,880
Celgene Corporation	2.13	8-15-2018	7,500,000	7,588,778
Gilead Sciences Incorporated	1.85	9-4-2018	3,000,000	3,040,218

				29,074,202

Health Care Providers & Services: 1.25%
Providence Health & Services Company ±	1.45	10-1-2016	12,000,000	12,002,172
UnitedHealth Group Incorporated	1.45	7-17-2017	3,625,000	3,639,504
UnitedHealth Group Incorporated	1.90	7-16-2018	3,625,000	3,669,700

				19,311,376

Life Sciences Tools & Services: 0.32%
Thermo Fisher Scientific Incorporated	1.30	2-1-2017	5,000,000	5,003,805

Pharmaceuticals: 0.24%
Mylan NV 144A	2.50	6-7-2019	3,640,000	3,686,162

Industrials: 1.71%

Aerospace & Defense: 0.23%
L-3 Communications Corporation	3.95	11-15-2016	3,600,000	3,618,554

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Airlines: 0.71%
Delta Air Lines Incorporated Series B	9.75%	6-17-2018	$6,749,117	$6,950,241
United Airlines Incorporated Series A	9.75	7-15-2018	1,110,815	1,141,362
US Airways Incorporated Series B (i)	8.50	10-22-2018	2,824,144	2,930,049

				11,021,652

Construction & Engineering: 0.14%
SBA Tower Trust 144A	3.60	4-15-2043	2,080,000	2,093,193

Machinery: 0.44%
CNH Capital LLC	3.25	2-1-2017	6,845,000	6,882,648

Transportation Infrastructure: 0.19%
TTX Company 144A	2.25	2-1-2019	2,905,000	2,939,090

Information Technology: 1.60%

IT Services: 0.48%
Fidelity National Information Services Incorporated	1.45	6-5-2017	3,000,000	2,998,692
Fidelity National Information Services Incorporated	2.85	10-15-2018	4,330,000	4,434,652

				7,433,344

Semiconductors & Semiconductor Equipment: 0.65%
KLA-Tencor Corporation	2.38	11-1-2017	10,000,000	10,047,180

Technology Hardware, Storage & Peripherals: 0.47%
HP Enterprise Company 144A	2.45	10-5-2017	7,215,000	7,275,750

Materials: 0.62%

Construction Materials: 0.62%
Martin Marietta Material ±	1.73	6-30-2017	9,690,000	9,664,728

Telecommunication Services: 2.54%

Diversified Telecommunication Services: 2.54%
Bellsouth Corporation 144A	4.40	4-26-2017	14,535,000	14,823,011
CenturyLink Incorporated	5.15	6-15-2017	1,500,000	1,537,500
CenturyLink Incorporated	6.00	4-1-2017	1,000,000	1,026,250
Clearwire Communications LLC 144A	14.75	12-1-2016	7,290,000	7,517,813
Verizon Communications Incorporated	1.35	6-9-2017	14,450,000	14,480,591

				39,385,165

Utilities: 2.80%

Electric Utilities: 1.44%
Eversource Energy	1.60	1-15-2018	5,000,000	5,020,430
Exelon Corporation	1.55	6-9-2017	10,000,000	10,018,860
NextEra Energy Capital Holdings Incorporated	2.06	9-1-2017	7,275,000	7,332,429

				22,371,719

Multi-Utilities: 1.36%
Black Hills Corporation	2.50	1-11-2019	3,645,000	3,699,467
CenterPoint Energy Incorporated	6.50	5-1-2018	5,229,000	5,600,217

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Ultra Short-Term Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Multi-Utilities (continued)
Dominion Resources Incorporated	2.96%	7-1-2019	$3,635,000	$3,732,000
WEC Energy Group Incorporated	1.65	6-15-2018	8,000,000	8,049,776

				21,081,460

Total Corporate Bonds and Notes (Cost $560,316,135)				563,268,211

Municipal Obligations: 3.95%

Alabama: 0.06%
Jefferson County AL Taxable Warrants Series D (GO Revenue)	4.90	4-1-2017	880,000	885,755

California: 0.27%
Colton CA Pension Funding Taxable (GO Revenue, Ambac Insured)	5.65	8-1-2017	550,000	563,954
Los Angeles CA Municipal Improvement Refunding Bond Convention Center Series A (Miscellaneous Revenue)	2.34	11-1-2018	3,620,000	3,689,504

				4,253,458

Connecticut: 0.29%
Connecticut Series A (GO Revenue)	5.46	3-1-2019	4,260,000	4,512,575

Florida: 0.13%
Village Center Florida Community Development District (Water & Sewer Revenue) 144A	1.60	11-1-2016	2,000,000	1,999,360

Illinois: 0.88%
Chicago ILTaxable Second Lien Series A2 (Water & Sewer Revenue)	1.68	11-1-2017	5,000,000	4,991,300
Illinois Finance Authority (GO Revenue)	5.37	3-1-2017	6,780,000	6,909,023
Illinois Finance Authority (GO Revenue)	5.67	3-1-2018	625,000	657,544
State of Illinois (GO Revenue)	4.35	6-1-2018	1,096,333	1,121,132

				13,678,999

Michigan: 0.16%
Michigan Finance Authority Sub Series C-2 (Miscellaneous Revenue, Municipal Government Guaranty Insured)	1.61	11-1-2018	1,000,000	998,160
Michigan Finance Authority Sub Series C-4 (Miscellaneous Revenue, Municipal Government Guaranty Insured)	2.06	4-1-2018	1,000,000	999,100
Michigan Finance Authority Sub Series C-4 (Miscellaneous Revenue, Municipal Government Guaranty Insured)	2.27	4-1-2019	500,000	499,215

				2,496,475

New Jersey: 1.38%
Atlantic City NJ (GO Revenue, AGM Insured)	3.30	12-15-2016	1,600,000	1,605,904
New Jersey EDA School Facilities Series QQ (Education Revenue)	1.80	6-15-2017	10,000,000	10,027,500
New Jersey EDA Series B (Miscellaneous Revenue, AGM Insured) ¤	0.00	2-15-2018	10,000,000	9,774,100

				21,407,504

South Carolina: 0.16%
South Carolina Jobs EDA Waste Management South Carolina Incorporated Project (Resource Recovery Revenue)	1.88	11-1-2016	2,500,000	2,505,050

Tennessee: 0.62%
Baptist Memorial Health Care Corporation (Health Revenue)	1.30	9-12-2016	9,531,000	9,531,000

Total Municipal Obligations (Cost $60,965,762)				61,270,176

Non-Agency Mortgage-Backed Securities: 13.32%
Bank of America Commercial Mortgage Trust Series 2006-5 Class AM	5.45	9-10-2047	80,000	79,941
Bank of America Commercial Mortgage Trust Series 2006-6 Class A4	5.36	10-10-2045	2,599,342	2,600,731
Bank of America Commercial Mortgage Trust Series 2007-3 Class A1A ±	5.72	6-10-2049	889,166	904,220

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Bank of America Funding Corporation Series 2016-R1 Class A1 144A±	2.50%	3-25-2040	$3,400,000	$3,372,135
Bank of America Mortgage Securities Series 2002-K Class 3A1 ±	3.00	10-20-2032	2,077	2,076
Bear Stearns Commercial Mortgage Securities Incorporated Series 2006-T24 Class AM ±	5.57	10-12-2041	7,550,000	7,554,621
Bear Stearns Commercial Mortgage Securities Incorporated Series 2007-PWR15 Class A4	5.33	2-11-2044	1,961,635	1,979,875
CCG Receivables Trust Series 2015-1 Class A2 144A	1.46	11-14-2018	5,357,693	5,355,431
CCG Receivables Trust Series 2016-1 Class A2 144A	1.69	9-14-2022	5,520,000	5,523,069
CFCRE Commercial Mortgage Trust Series 2015-RUM Class A 144A±	2.21	7-15-2030	3,000,000	2,995,736
Citigroup Commercial Mortgage Trust Series 2008-C7 Class AMA ±	6.35	12-10-2049	1,000,000	1,031,269
Citigroup Commercial Mortgage Trust Series 2014-GC25 Class A2	3.26	10-10-2047	3,563,000	3,725,195
CNH Equipment Trust Series 2013-B Class A3	0.69	8-15-2018	415,613	415,355
CNH Equipment Trust Series 2015-C Class A2A	1.10	12-17-2018	6,647,634	6,645,851
CNH Equipment Trust Series 2016-B Class A2A	1.31	10-15-2019	4,065,000	4,066,528
Cobalt Commercial Mortgage Trust Series 2007-C2 Class AMFX ±	5.53	4-15-2047	4,071,000	4,136,863
Collateralized Mortgage Obligation Trust Series 66 Class Z	8.00	9-20-2021	35,603	38,124
Commercial Mortgage Trust Series 2012-CR4 Class A2	1.80	10-15-2045	1,250,000	1,254,688
Commercial Mortgage Trust Series 2013-LC6 Class A2	1.91	1-10-2046	1,200,000	1,205,841
Commercial Mortgage Trust Series 2014-BBG Class A 144A±	1.31	3-15-2029	5,400,000	5,353,251
Commercial Mortgage Trust Series 2015-LC23 Class A1	1.81	10-10-2053	8,785,178	8,849,783
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 1A1 ±	2.44	6-19-2031	536,154	509,867
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±	2.30	6-19-2031	108,025	97,749
Credit Suisse Mortgage Trust Series 2006-C5 Class A3	5.31	12-15-2039	1,894,436	1,891,503
Credit Suisse Mortgage Trust Series 2007-C3 Class A4 ±	5.89	6-15-2039	471,487	477,172
Dell Equipment Finance Trust Series 2016-1 Class A2 144A	1.43	9-24-2018	5,500,000	5,488,616
DLJ Mortgage Acceptance Corporation Series 1990-2 Class A ±(i)	3.45	1-25-2022	46,525	45,700
DLJ Mortgage Acceptance Corporation Series 1991-3 Class A1 ±(i)	2.15	1-25-2021	5,430	5,440
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 ±	1.57	9-25-2033	586,825	565,022
Equity Mortgage Trust Series 2014-INNS Class A 144A±	1.35	5-8-2031	8,414,680	8,396,201
GE Commercial Mortgage Corporation Series 2007-C1 Class A4	5.54	12-10-2049	3,566,000	3,604,465
Greenwich Capital Commercial Funding Corporation Series 2007-GG9 Class A4	5.44	3-10-2039	5,252,059	5,281,927
GS Mortgage Securities Trust Series 2014-GSFL Class A 144A±	1.44	7-15-2031	6,931,988	6,926,323
GS Mortgage Securities Trust Series 2016-ICE2 Class A 144A±	2.37	2-15-2033	4,550,000	4,572,353
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±	8.00	9-19-2027	56,088	55,847
Housing Securities Incorporated Series 1992-8 Class E ±	3.93	6-25-2024	73,402	73,100
John Deere Owner Trust Series 2016-A Class A2	1.15	10-15-2018	7,200,000	7,197,995
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-CB17 Class A4	5.43	12-12-2043	44,828	44,854
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9 Class A3	5.34	5-15-2047	2,212,667	2,217,683
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class A4	5.44	6-12-2047	756,666	762,166
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AMFL ±	0.64	6-12-2047	7,820,000	7,576,547
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LD12 Class A4 ±	5.88	2-15-2051	645,000	661,372
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8 Class A2	1.80	10-15-2045	394,362	395,723
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-INN Class A 144A±	1.36	6-15-2029	15,000,000	14,934,213
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-PHH Class A 144A±	1.64	8-15-2027	10,000,000	9,993,482
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C33 Class A1	1.90	12-15-2048	8,781,361	8,859,528

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Ultra Short-Term Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-CSMO Class A 144A±	1.69%	1-15-2032	$9,000,000	$8,997,132
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-FL7 Class A 144A±	1.69	5-15-2028	8,144,905	8,109,637
Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C2 Class A3	5.43	2-15-2040	2,455,475	2,480,114
Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C6 Class A4 ±	5.86	7-15-2040	6,515,678	6,621,996
Master Mortgages Trust Series 2002-3 Class 4A1 ±	2.92	10-25-2032	13,730	13,612
Morgan Stanley BAML Trust Series 2013-C10 Class A2	2.96	7-15-2046	3,350,000	3,424,307
Morgan Stanley BAML Trust Series 2013-C11 Class A2	3.09	8-15-2046	2,600,000	2,660,026
Morgan Stanley Capital I Trust Series 2007-IQ Class A4	5.81	12-12-2049	6,068,946	6,254,457
Morgan Stanley Capital I Trust Series 2007-IQ16 Class AMA ±	6.05	12-12-2049	1,390,000	1,438,406
Morgan Stanley Mortgage Trust Series 35 Class 2 ±(i)(w)	14,804.84	4-20-2021	2	172
Prudential Home Mortgage Securities Series 1988-1 Class A ±	2.48	4-25-2018	5,250	5,260
Resecuritization Mortgage Trust Series 1998-B Class A 144A±	0.70	4-26-2021	7,373	7,134
Salomon Brothers Mortgage Securities VII Series 1990-2 Class A ±	3.08	11-25-2020	276,460	278,876
SCG Trust Series 2013-SRP1 Class A 144A±	1.84	11-15-2026	7,500,000	7,495,840
Structured Asset Mortgage Investments Incorporated Series 2001-4 Class A2 ±	9.12	10-25-2024	39,678	40,505
Structured Asset Securities Corporation Series 1998-2 Class A ±	0.97	2-25-2028	318,873	308,862
Wilshire Funding Corporation Series 1996-3 Class M2 ±	7.13	8-25-2032	134,807	129,900
Wilshire Funding Corporation Series 1996-3 Class M3 ±	7.13	8-25-2032	126,374	119,159
Wilshire Funding Corporation Series 1998-2 Class M1 ±	2.00	12-28-2037	462,275	452,944

Total Non-Agency Mortgage-Backed Securities (Cost $207,101,790)				206,563,770

Yankee Corporate Bonds and Notes: 19.01%

Consumer Discretionary: 0.65%

Automobiles: 0.13%
Volkswagen International Finance NV 144A	2.13	11-20-2018	2,000,000	2,014,752

Media: 0.52%
British Sky Broadcasting Group plc 144A	9.50	11-15-2018	7,000,000	8,125,460

Consumer Staples: 3.02%

Beverages: 0.83%
Pernod Ricard SA 144A	2.95	1-15-2017	3,630,000	3,653,341
Suntory Holdings Limited 144A	1.65	9-29-2017	9,120,000	9,136,152

				12,789,493

Food & Staples Retailing: 1.14%
Delhaize Group SA	6.50	6-15-2017	7,270,000	7,543,068
Tesco plc 144A	2.70	1-5-2017	10,100,000	10,147,258

				17,690,326

Tobacco: 1.05%
British American Tobacco International Finance plc 144A	1.85	6-15-2018	5,700,000	5,753,295
British American Tobacco International Finance plc 144A	2.13	6-7-2017	3,000,000	3,022,077
Imperial Tobacco Finance plc 144A	2.05	7-20-2018	7,500,000	7,567,905

				16,343,277

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Energy: 1.13%

Energy Equipment & Services: 0.19%
Noble Holding International Limited	2.50%	3-15-2017	$3,000,000	$2,973,750

Oil, Gas & Consumable Fuels: 0.94%
TransCanada PipeLines Limited	1.63	11-9-2017	5,790,000	5,805,401
Transocean Incorporated	6.80	12-15-2016	8,765,000	8,830,738

				14,636,139

Financials: 11.82%

Banks: 7.67%
ANZ New Zealand International Limited 144A	2.60	9-23-2019	8,175,000	8,361,676
Bank of Tokyo-Mitsubishi UFJ Limited 144A	1.20	3-10-2017	6,000,000	5,998,362
Bank of Tokyo-Mitsubishi UFJ Limited 144A	2.15	9-14-2018	3,000,000	3,028,038
Banque Federative du Credit Mutuel SA 144A	1.70	1-20-2017	8,150,000	8,162,853
BNP Paribas SA	2.38	9-14-2017	3,700,000	3,736,645
BPCE SA	1.61	7-25-2017	10,000,000	10,020,420
Canadian Imperial Bank of Commerce %%	1.60	9-6-2019	5,915,000	5,907,358
Credit Suisse	6.00	2-15-2018	7,500,000	7,895,955
Experian Finance plc 144A	2.38	6-15-2017	11,500,000	11,558,271
ING Bank NV 144A	1.65	8-15-2019	7,000,000	6,987,246
Lloyds Bank plc	2.00	8-17-2018	8,000,000	8,036,936
Santander UK plc	2.50	3-14-2019	7,250,000	7,355,031
Shinhan Bank 144A±	1.31	4-8-2017	5,000,000	4,996,740
Sumitomo Mitsui Banking Corporation	1.35	7-11-2017	5,000,000	5,005,510
Svenska Handelsbanken AB %%	1.50	9-6-2019	7,395,000	7,366,056
Toronto Dominion Bank %%	1.45	9-6-2018	9,615,000	9,609,769
Westpac Banking Corporation	1.60	8-19-2019	5,000,000	4,990,835

				119,017,701

Capital Markets: 1.23%
BP Capital Markets plc	1.68	5-3-2019	7,000,000	7,053,641
BP Capital Markets plc	2.25	11-1-2016	1,900,000	1,904,005
Brookfield Asset Management Incorporated	5.80	4-25-2017	5,775,000	5,924,931
Macquarie Group Limited 144A	3.00	12-3-2018	4,000,000	4,095,496

				18,978,073

Diversified Financial Services: 1.82%
AerCap Ireland Capital Limited	2.75	5-15-2017	9,130,000	9,193,910
Corporacion Andina De Fomento	2.00	5-10-2019	8,000,000	8,092,000
Shell International Finance BV	1.25	11-10-2017	7,000,000	7,008,785
Shell International Finance BV	1.38	5-10-2019	4,000,000	3,997,004

				28,291,699

Insurance: 0.52%
QBE Insurance Group Limited 144A	2.40	5-1-2018	7,960,000	8,001,567

Real Estate Management & Development: 0.26%
Korea Land & Housing Corporation 144A	1.88	8-2-2017	4,000,000	4,013,200

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2016	Wells Fargo Ultra Short-Term Income Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Thrifts & Mortgage Finance: 0.32%
Korea Development Bank	3.25%	9-20-2016	$5,000,000	$5,006,485

Health Care: 1.22%

Pharmaceuticals: 1.22%
Actavis Funding SCS	2.35	3-12-2018	8,265,000	8,359,775
Perrigo Company plc	1.30	11-8-2016	10,550,000	10,554,241

				18,914,016

Industrials: 0.39%

Transportation Infrastructure: 0.39%
Asciano Finance Limited 144A	5.00	4-7-2018	5,903,000	6,106,589

Telecommunication Services: 0.26%

Wireless Telecommunication Services: 0.26%
America Movil SAB de CV ±	1.66	9-12-2016	4,000,000	4,000,272

Utilities: 0.52%

Independent Power & Renewable Electricity Producers: 0.52%
TransAlta Corporation	1.90	6-3-2017	8,000,000	8,004,586

Total Yankee Corporate Bonds and Notes (Cost $294,149,125)				294,907,385

	Yield		Shares
Short-Term Investments: 6.05%

Investment Companies: 5.93%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.32		91,924,244	91,924,244

			Principal
U.S. Treasury Securities: 0.12%
U.S. Treasury Bill (z)#	0.25	9-15-2016	$1,950,000	1,949,836

Total Short-Term Investments (Cost $93,874,042)				93,874,080

Total investments in securities (Cost $1,549,665,678) *	100.18%	1,554,017,325
Other assets and liabilities, net	(0.18)	(2,796,674)

Total net assets	100.00%	$1,551,220,651

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2016

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

(i)	Illiquid security for which the designation as illiquid is unaudited.

¤	The security is issued in zero coupon form with no periodic interest payments.

(w)	The security is a structured note which generates income based on a coupon formula (-1,500 * 1 month LIBOR + 15,573.5%) and the prepayment behavior of the underlying collateral. The coupon is subject to a mandatory cap of 15,573.5% and a mandatory floor of 11%.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $1,549,665,678 and unrealized gains (losses) consists of:

Gross unrealized gains	$6,608,372
Gross unrealized losses	(2,256,725)

Net unrealized gains	$4,351,647

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2016	Wells Fargo Ultra Short-Term Income Fund	23

Assets
Investments
In unaffiliated securities, at value (cost $1,457,741,434)	$1,462,093,081
In affiliated securities, at value (cost $91,924,244)	91,924,244

Total investments, at value (cost $1,549,665,678)	1,554,017,325
Receivable for investments sold	26,216,247
Principal paydown receivable	369,581
Receivable for Fund shares sold	877,600
Receivable for interest	8,902,921
Receivable for securities lending income	214
Prepaid expenses and other assets	45,955

Total assets	1,590,429,843

Liabilities
Dividends payable	731,762
Payable for investments purchased	33,425,602
Payable for Fund shares redeemed	4,408,802
Payable for daily variation margin on open futures contracts	55,656
Management fee payable	301,439
Distribution fee payable	4,793
Administration fees payable	126,820
Accrued expenses and other liabilities	154,318

Total liabilities	39,209,192

Total net assets	$1,551,220,651

NET ASSETS CONSIST OF
Paid-in capital	$1,628,325,568
Overdistributed net investment income	(680,126)
Accumulated net realized losses on investments	(80,971,915)
Net unrealized gains on investments	4,547,124

Total net assets	$1,551,220,651

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$319,564,663
Shares outstanding – Class A1	37,630,612
Net asset value per share – Class A	$8.49
Maximum offering price per share – Class A2	$8.66
Net assets – Class C	$7,463,741
Shares outstanding – Class C1	879,907
Net asset value per share – Class C	$8.48
Net assets – Administrator Class	$26,678,508
Shares outstanding – Administrator Class[1]	3,154,310
Net asset value per share – Administrator Class	$8.46
Net assets – Institutional Class	$1,197,513,739
Shares outstanding – Institutional Class[1]	141,069,370
Net asset value per share – Institutional Class	$8.49

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Ultra Short-Term Income Fund	Statement of operations—year ended August 31, 2016

Investment income
Interest	$23,900,712
Income from affiliated securities	334,644
Securities lending income, net	2,241

Total investment income	24,237,597

Expenses
Management fee	5,133,167
Administration fees
Class A	491,794
Class C	12,285
Administrator Class	32,591
Institutional Class	892,654
Investor Class	74,204 [1]
Shareholder servicing fees
Class A	768,428
Class C	19,196
Administrator Class	81,246
Investor Class	97,382 [1]
Distribution fee
Class C	57,588
Custody and accounting fees	95,659
Professional fees	66,099
Registration fees	307,302
Shareholder report expenses	82,744
Trustees’ fees and expenses	24,878
Other fees and expenses	40,935

Total expenses	8,278,152
Less: Fee waivers and/or expense reimbursements	(1,645,506)

Net expenses	6,632,646

Net investment income	17,604,951

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(390,900)
Futures transactions	(418,475)

Net realized losses on investments	(809,375)

Net change in unrealized gains (losses) on:
Unaffiliated securities	7,836,533
Futures transactions	(1,006,714)

Net change in unrealized gains (losses) on investments	6,829,819

Net realized and unrealized gains (losses) on investments	6,020,444

Net increase in net assets resulting from operations	$23,625,395

[1]	For the period from September 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Ultra Short-Term Income Fund	25

	Year ended August 31, 2016		Year ended August 31, 2015

Operations
Net investment income		$17,604,951		$15,755,504
Net realized losses on investments		(809,375)		(8,224,272)
Net change in unrealized gains (losses) on investments		6,829,819		(6,256,313)

Net increase in net assets resulting from operations		23,625,395		1,274,919

Distributions to shareholders from
Net investment income
Class A		(2,840,738)		(1,171,060)
Class C		(12,834)		(706)
Administrator Class		(345,233)		(517,254)
Institutional Class		(14,133,918)		(12,114,320)
Investor Class		(303,707)[1]		(1,827,644)
Tax basis return of capital
Class A		0		(158,830)
Class C		0		(96)
Administrator Class		0		(70,154)
Institutional Class		0		(1,643,052)
Investor Class		0 [1]		(247,882)

Total distributions to shareholders		(17,636,430)		(17,750,998)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	40,557,118	342,948,331	16,734,640	142,192,104
Class C	277,339	2,343,140	246,952	2,095,919
Administrator Class	982,781	8,279,787	2,828,325	23,960,440
Institutional Class	99,290,242	839,915,382	146,858,524	1,247,347,113
Investor Class	530,566 [1]	4,487,931 [1]	4,953,813	42,107,482

		1,197,974,571		1,457,703,058

Reinvestment of distributions
Class A	324,343	2,744,452	152,627	1,295,814
Class C	1,473	12,461	90	764
Administrator Class	39,472	332,633	53,897	455,869
Institutional Class	705,023	5,964,585	615,519	5,223,336
Investor Class	19,595 [1]	165,577 [1]	235,018	1,995,430

		9,219,708		8,971,213

Payment for shares redeemed
Class A	(21,174,898)	(179,003,980)	(21,989,454)	(186,752,566)
Class C	(303,747)	(2,565,734)	(407,520)	(3,458,657)
Administrator Class	(3,172,981)	(26,742,047)	(11,680,543)	(98,990,356)
Institutional Class	(93,545,556)	(790,682,263)	(179,151,799)	(1,521,293,663)
Investor Class	(31,454,406)[1]	(266,072,076)[1]	(10,954,296)	(93,074,087)

		(1,265,066,100)		(1,903,569,329)

Net decrease in net assets resulting from capital share transactions		(57,871,821)		(436,895,058)

Total decrease in net assets		(51,882,856)		(453,371,137)

Net assets
Beginning of period		1,603,103,507		2,056,474,644

End of period		$1,551,220,651		$1,603,103,507

Overdistributed net investment income		$(680,126)		$(648,647)

[1]	For the period from September 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Ultra Short-Term Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.46	$8.53	$8.53	$8.55	$8.52
Net investment income	0.08	0.05	0.06	0.06	0.10
Net realized and unrealized gains (losses) on investments	0.03	(0.06)	0.00	(0.02)	0.03

Total from investment operations	0.11	(0.01)	0.06	0.04	0.13
Distributions to shareholders from
Net investment income	(0.08)	(0.05)	(0.06)	(0.06)	(0.10)
Tax basis return of capital	0.00	(0.01)	0.00	0.00	0.00

Total distributions to shareholders	(0.08)	(0.06)	(0.06)	(0.06)	(0.10)
Net asset value, end of period	$8.49	$8.46	$8.53	$8.53	$8.55
Total return[1]	1.28%	(0.07)%	0.74%	0.52%	1.47%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.77%	0.78%	0.83%	0.88%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	0.93%	0.64%	0.70%	0.72%	1.11%
Supplemental data
Portfolio turnover rate	51%	70%	47%	56%	61%
Net assets, end of period (000s omitted)	$319,565	$151,561	$196,459	$158,363	$146,400

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Ultra Short-Term Income Fund	27

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.45	$8.52	$8.52	$8.55	$8.52
Net investment income (loss)	0.01	(0.01)	(0.01)	(0.00)[1]	0.03
Net realized and unrealized gains (losses) on investments	0.03	(0.06)	0.01	(0.03)	0.03

Total from investment operations	0.04	(0.07)	0.00	(0.03)	0.06
Distributions to shareholders from
Net investment income	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.03)
Tax basis return of capital	0.00	(0.00)[1]	0.00	0.00	0.00

Total distributions to shareholders	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.03)
Net asset value, end of period	$8.48	$8.45	$8.52	$8.52	$8.55
Total return[2]	0.52%	(0.81)%	0.05%	(0.31)%	0.71%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.52%	1.53%	1.59%	1.63%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income (loss)	0.17%	(0.10)%	(0.05)%	(0.02)%	0.37%
Supplemental data
Portfolio turnover rate	51%	70%	47%	56%	61%
Net assets, end of period (000s omitted)	$7,464	$7,642	$9,078	$11,859	$14,951

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Ultra Short-Term Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.42	$8.50	$8.50	$8.52	$8.48
Net investment income	0.09	0.07 [1]	0.07	0.07	0.11
Net realized and unrealized gains (losses) on investments	0.04	(0.07)	0.01	(0.01)	0.04

Total from investment operations	0.13	0.00	0.08	0.06	0.15
Distributions to shareholders from
Net investment income	(0.09)	(0.07)	(0.08)	(0.08)	(0.11)
Tax basis return of capital	0.00	(0.01)	0.00	0.00	0.00

Total distributions to shareholders	(0.09)	(0.08)	(0.08)	(0.08)	(0.11)
Net asset value, end of period	$8.46	$8.42	$8.50	$8.50	$8.52
Total return	1.55%	(0.04)%	0.89%	0.67%	1.74%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.71%	0.72%	0.77%	0.82%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	1.05%	0.81%	0.84%	0.87%	1.26%
Supplemental data
Portfolio turnover rate	51%	70%	47%	56%	61%
Net assets, end of period (000s omitted)	$26,679	$44,682	$119,884	$145,498	$103,810

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Ultra Short-Term Income Fund	29

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.45	$8.53	$8.52	$8.55	$8.51
Net investment income	0.11	0.08	0.09	0.09	0.13
Net realized and unrealized gains (losses) on investments	0.04	(0.07)	0.01	(0.03)	0.04

Total from investment operations	0.15	0.01	0.10	0.06	0.17
Distributions to shareholders from
Net investment income	(0.11)	(0.08)	(0.09)	(0.09)	(0.13)
Tax basis return of capital	0.00	(0.01)	0.00	0.00	0.00

Total distributions to shareholders	(0.11)	(0.09)	(0.09)	(0.09)	(0.13)
Net asset value, end of period	$8.49	$8.45	$8.53	$8.52	$8.55
Total return	1.75%	0.16%	1.21%	0.75%	1.94%
Ratios to average net assets (annualized)
Gross expenses	0.46%	0.44%	0.45%	0.50%	0.55%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.27%	0.99%	1.05%	1.07%	1.46%
Supplemental data
Portfolio turnover rate	51%	70%	47%	56%	61%
Net assets, end of period (000s omitted)	$1,197,514	$1,137,808	$1,418,101	$996,437	$588,228

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Ultra Short-Term Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Ultra Short-Term Income Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the

Notes to financial statements	Wells Fargo Ultra Short-Term Income Fund	31

securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

32	Wells Fargo Ultra Short-Term Income Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At August 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(8,848,032)	$8,848,032

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of August 31, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

			No expiration
2017	2018	2019	Short-term	Long-term
$35,029,445	$7,738,751	$7,448,920	$3,773,264	$25,049,431

As of August 31, 2016, the Fund had current year deferred post-October capital losses of $1,736,627 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Ultra Short-Term Income Fund	33

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$130,489,087	$0	$130,489,087

Asset-backed securities	0	203,644,616	0	203,644,616

Corporate bonds and notes	0	563,268,211	0	563,268,211

Municipal obligations	0	61,270,176	0	61,270,176

Non-agency mortgage-backed securities	0	206,563,770	0	206,563,770

Yankee corporate bonds and notes	0	294,907,385	0	294,907,385

Short-term investments
Investment companies	91,924,244	0	0	91,924,244
U.S. Treasury securities	1,949,836	0	0	1,949,836
Total assets	$93,874,080	$1,460,143,245	$0	$1,554,017,325
Liabilities
Futures contracts	$55,656	$0	$0	$55,656
Total liabilities	$55,656	$0	$0	$55,656

Futures contracts are reported at their variation margin at measurement date, which represents the amount due from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended August 31, 2016, the management fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

34	Wells Fargo Ultra Short-Term Income Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.55% for Administrator Class shares, and 0.35% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2016, Funds Distributor received $2,449 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2016 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$139,843,033	$921,645,790	$118,307,696	$594,669,319

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2016, the Fund entered into futures contracts for speculative on interest rates and to help manage the duration of the portfolio.

At August 31, 2016, the Fund had short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at August 31, 2016	Unrealized gains
12-30-2016	JPMorgan	1,781 Short	2-Year U.S. Treasury Notes	$388,814,563	$195,477

The Fund had an average notional amount of $422,415,470 in short futures contracts during the year ended August 31, 2016.

On August 31, 2016, the cumulative unrealized gains on futures contracts in the amount of $195,477 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

Notes to financial statements	Wells Fargo Ultra Short-Term Income Fund	35

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Futures – variation margin	JP Morgan	$55,656	$0	$(55,656)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2016, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 were as follows:

	Year ended August 31
	2016	2015
Ordinary income	$17,636,430	$15,630,984
Tax basis return of capital	0	2,120,014

As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$51,636	$4,351,647	$(1,736,627)	$(79,039,811)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

36	Wells Fargo Ultra Short-Term Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Ultra Short-Term Income Fund (formerly known as Wells Fargo Advantage Ultra Short-Term Income Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Ultra Short-Term Income Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2016

Other information (unaudited)	Wells Fargo Ultra Short-Term Income Fund	37

TAX INFORMATION

For the fiscal year ended August 31, 2016, $14,406,006 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38	Wells Fargo Ultra Short-Term Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Ultra Short-Term Income Fund	39

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 71 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

40	Wells Fargo Ultra Short-Term Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Ultra Short-Term Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average

Other information (unaudited)	Wells Fargo Ultra Short-Term Income Fund	41

performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays Short-Term U.S. Government/Credit Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

42	Wells Fargo Ultra Short-Term Income Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Ultra Short-Term Income Fund	43

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245796 10-16 A223/AR223 08-16

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	August 31, 2016	August 31, 2015
Audit fees	$440,837	$425,520
Audit-related fees	—	—
Tax fees (1)	36,795	37,020
All other fees	—	—

	$477,632	$462,540

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

Wells Fargo Adjustable Rate Government Fund and Wells Fargo Government Securities Fund included a Summary Portfolio of Investments under Item 1. A Portfolio of Investments for each of Wells Fargo Adjustable Rate Government Fund and Wells Fargo Government Securities Fund are filed under this Item.

Portfolio of investments—August 31, 2016	Wells Fargo Adjustable Rate Government Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 94.58%
FDIC Series 2010-S2 Class 3A 144A±	1.17%	12-29-2045	$900,265	$902,033
FHLMC ±	0.73	3-15-2024	703,088	695,253
FHLMC ±	1.15	4-1-2030	87,398	88,319
FHLMC ±	1.88	12-1-2017	4,463	4,492
FHLMC ±	1.88	5-1-2018	439	440
FHLMC ±	1.88	6-1-2018	4,193	4,217
FHLMC ±	1.88	9-1-2018	631	639
FHLMC ±	1.88	5-1-2019	4,375	4,379
FHLMC ±	1.93	1-1-2030	11,488	11,707
FHLMC ±	1.93	7-1-2030	172,734	180,007
FHLMC ±	1.94	11-1-2016	4,447	4,451
FHLMC ±	1.94	7-1-2018	1,012	1,035
FHLMC ±	1.94	1-1-2019	4,210	4,248
FHLMC ±	1.94	2-1-2019	7,332	7,366
FHLMC ±	1.94	2-1-2035	254,892	262,169
FHLMC ±	1.94	2-1-2037	510,032	531,302
FHLMC ±	2.03	3-1-2018	5,037	5,104
FHLMC ±	2.07	10-1-2030	10,799	11,103
FHLMC ±	2.08	6-1-2020	54,653	55,769
FHLMC ±	2.19	8-1-2018	1,101	1,116
FHLMC ±	2.23	5-1-2028	282,358	295,507
FHLMC ±	2.27	5-1-2020	529	529
FHLMC ±	2.27	10-1-2018	7,652	7,670
FHLMC ±	2.28	11-1-2030	527,201	536,854
FHLMC ±	2.29	7-1-2017	3,975	3,977
FHLMC ±	2.30	1-1-2022	12,768	13,072
FHLMC ±	2.36	3-1-2025	91,331	95,463
FHLMC ±	2.36	11-1-2034	481,623	510,028
FHLMC ±	2.38	2-1-2037	13,563	14,067
FHLMC ±	2.39	6-1-2020	1,166	1,169
FHLMC ±	2.40	5-1-2035	725,568	769,633
FHLMC ±	2.42	1-1-2030	20,973	21,802
FHLMC ±	2.48	10-1-2033	456,311	482,233
FHLMC ±	2.50	10-1-2033	2,070,274	2,191,228
FHLMC ±	2.50	6-1-2019	60,398	61,646
FHLMC ±	2.51	8-1-2034	1,497,227	1,588,628
FHLMC ±	2.52	9-1-2033	351,744	372,294
FHLMC ±	2.52	5-1-2025	84,721	86,289
FHLMC ±	2.52	12-1-2035	827,538	873,705
FHLMC ±	2.52	7-1-2034	9,195,654	9,611,850
FHLMC ±	2.53	12-1-2018	18,068	18,216
FHLMC ±	2.53	1-1-2024	5,571	5,579
FHLMC ±	2.54	10-1-2033	1,043,364	1,110,652
FHLMC ±	2.54	5-1-2020	298	304
FHLMC ±	2.54	12-1-2035	2,779,260	2,955,311
FHLMC ±	2.56	5-1-2034	122,380	129,585
FHLMC ±	2.56	8-1-2033	2,096,880	2,214,806
FHLMC ±	2.56	1-1-2035	553,025	585,730
FHLMC ±	2.56	12-1-2033	1,078,652	1,146,486
FHLMC ±	2.57	6-1-2037	917,402	955,116

2	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	2.57%	10-1-2037	$1,620,481	$1,707,290
FHLMC ±	2.58	6-1-2019	36,169	36,499
FHLMC ±	2.58	3-1-2025	1,048,144	1,078,289
FHLMC ±	2.58	4-1-2036	822,227	870,958
FHLMC ±	2.58	12-1-2034	687,520	726,560
FHLMC ±	2.59	1-1-2037	2,212,950	2,325,433
FHLMC ±	2.59	11-1-2035	609,663	648,755
FHLMC ±	2.60	2-1-2036	1,740,093	1,840,784
FHLMC ±	2.60	10-1-2036	740,112	782,680
FHLMC ±	2.60	1-1-2037	298,277	315,624
FHLMC ±	2.61	6-1-2024	9,081	9,106
FHLMC ±	2.61	10-1-2034	2,438,789	2,599,058
FHLMC ±	2.61	1-1-2035	501,765	531,708
FHLMC ±	2.61	1-1-2036	2,262,552	2,390,153
FHLMC ±	2.61	6-1-2036	1,597,387	1,684,196
FHLMC ±	2.61	4-1-2037	4,654,763	4,914,880
FHLMC ±	2.61	6-1-2029	500,211	512,375
FHLMC ±	2.62	12-1-2036	1,001,217	1,061,389
FHLMC ±	2.62	1-1-2033	813,682	860,255
FHLMC ±	2.63	1-1-2023	42,401	44,455
FHLMC ±	2.63	7-1-2034	203,186	214,758
FHLMC ±	2.63	7-1-2019	1,082	1,085
FHLMC ±	2.65	11-1-2027	720,792	761,830
FHLMC ±	2.65	11-1-2035	1,741,136	1,837,986
FHLMC ±	2.65	9-1-2033	924,361	985,357
FHLMC ±	2.66	8-1-2036	3,361,659	3,550,361
FHLMC ±	2.66	3-1-2027	141,570	145,067
FHLMC ±	2.66	2-1-2035	4,705,276	4,970,284
FHLMC ±	2.66	1-1-2037	1,795,180	1,896,880
FHLMC ±	2.67	7-1-2031	208,370	220,759
FHLMC ±	2.67	4-1-2034	3,659,651	3,863,181
FHLMC ±	2.67	1-1-2028	21,527	22,589
FHLMC ±	2.67	10-1-2034	1,512,159	1,599,036
FHLMC ±	2.67	8-1-2035	763,486	806,421
FHLMC ±	2.68	8-1-2035	3,111,392	3,291,961
FHLMC ±	2.68	6-1-2033	568,823	598,735
FHLMC ±	2.68	7-1-2031	1,853,601	1,943,645
FHLMC ±	2.68	2-1-2036	1,792,734	1,894,348
FHLMC ±	2.68	7-1-2030	8,081	8,142
FHLMC ±	2.68	10-1-2035	3,116,999	3,310,474
FHLMC ±	2.69	12-1-2032	3,749,124	3,975,837
FHLMC ±	2.69	7-1-2036	548,877	577,239
FHLMC ±	2.69	3-1-2037	587,639	622,193
FHLMC ±	2.69	2-1-2034	2,581,835	2,727,644
FHLMC ±	2.69	6-1-2035	2,730,297	2,876,567
FHLMC ±	2.69	9-1-2035	5,617,797	5,942,071
FHLMC ±	2.69	11-1-2036	1,588,323	1,677,720
FHLMC ±	2.69	2-1-2034	1,094,106	1,155,111
FHLMC ±	2.70	11-1-2029	227,135	235,669
FHLMC ±	2.70	11-1-2022	218,043	227,271

Portfolio of investments—August 31, 2016	Wells Fargo Adjustable Rate Government Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	2.70%	5-1-2037	$407,459	$434,098
FHLMC ±	2.70	5-1-2038	2,117,192	2,259,666
FHLMC ±	2.71	2-1-2036	1,820,755	1,928,263
FHLMC ±	2.71	6-1-2035	3,120,172	3,293,847
FHLMC ±	2.71	2-1-2036	1,243,456	1,314,373
FHLMC ±	2.71	11-1-2036	1,546,486	1,633,818
FHLMC ±	2.71	9-1-2038	1,085,308	1,137,925
FHLMC ±	2.71	2-1-2036	1,138,941	1,200,037
FHLMC ±	2.71	4-1-2037	821,541	869,754
FHLMC ±	2.72	5-1-2038	1,702,388	1,799,526
FHLMC ±	2.72	8-1-2033	383,398	406,864
FHLMC ±	2.72	2-1-2034	896,907	955,586
FHLMC ±	2.73	10-1-2033	61,173	61,847
FHLMC ±	2.73	4-1-2035	4,308,594	4,555,040
FHLMC ±	2.73	2-1-2035	1,421,285	1,512,967
FHLMC ±	2.73	2-1-2034	883,446	939,990
FHLMC ±	2.73	4-1-2034	748,724	795,092
FHLMC ±	2.73	1-1-2037	3,399,193	3,589,481
FHLMC ±	2.73	6-1-2036	3,523,974	3,728,040
FHLMC ±	2.74	11-1-2029	171,600	175,761
FHLMC ±	2.74	4-1-2023	297,335	303,122
FHLMC ±	2.74	8-1-2027	7,933	8,061
FHLMC ±	2.74	10-1-2036	1,018,122	1,079,784
FHLMC ±	2.74	7-1-2038	998,775	1,057,987
FHLMC ±	2.74	10-1-2033	2,645,967	2,803,260
FHLMC ±	2.74	12-1-2034	4,184,900	4,429,430
FHLMC ±	2.74	6-1-2035	1,552,327	1,641,378
FHLMC ±	2.74	1-1-2034	1,197,483	1,267,076
FHLMC ±	2.74	9-1-2035	2,078,035	2,194,535
FHLMC ±	2.74	11-1-2035	1,524,755	1,611,904
FHLMC ±	2.75	8-1-2036	3,304,067	3,463,052
FHLMC ±	2.75	6-1-2037	6,208,417	6,521,436
FHLMC ±	2.75	9-1-2030	330,872	347,330
FHLMC ±	2.75	5-1-2034	457,654	485,715
FHLMC ±	2.75	7-1-2035	3,177,429	3,346,805
FHLMC ±	2.75	5-1-2034	1,976,048	2,084,780
FHLMC ±	2.76	9-1-2036	1,005,866	1,063,796
FHLMC ±	2.76	1-1-2038	6,022,231	6,367,097
FHLMC ±	2.76	6-1-2035	195,169	206,297
FHLMC ±	2.76	2-1-2036	912,224	965,977
FHLMC ±	2.76	12-1-2032	727,244	774,066
FHLMC ±	2.77	5-1-2037	2,988,867	3,165,412
FHLMC ±	2.77	4-1-2019	4,244	4,277
FHLMC ±	2.77	8-1-2035	3,634,049	3,848,654
FHLMC ±	2.78	6-1-2022	118	118
FHLMC ±	2.78	4-1-2036	2,775,470	2,923,370
FHLMC ±	2.78	4-1-2037	2,368,651	2,508,488
FHLMC ±	2.78	1-1-2036	926,360	981,007
FHLMC ±	2.78	6-1-2035	664,585	702,828
FHLMC ±	2.78	1-1-2028	4,907	5,195

4	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	2.79%	3-1-2036	$1,106,867	$1,167,700
FHLMC ±	2.79	8-1-2035	154,890	159,257
FHLMC ±	2.79	6-1-2028	168,293	174,079
FHLMC ±	2.79	2-1-2031	880,743	925,248
FHLMC ±	2.80	9-1-2029	947,853	1,002,326
FHLMC ±	2.80	9-1-2031	76,074	77,521
FHLMC ±	2.80	5-1-2034	2,568,130	2,750,706
FHLMC ±	2.80	7-1-2027	685,379	695,587
FHLMC ±	2.80	3-1-2037	2,227,972	2,358,282
FHLMC ±	2.80	6-1-2035	2,566,806	2,723,452
FHLMC ±	2.81	5-1-2035	3,179,802	3,368,414
FHLMC ±	2.81	7-1-2024	41,589	41,775
FHLMC ±	2.81	4-1-2038	5,873,649	6,209,390
FHLMC ±	2.81	5-1-2039	1,746,833	1,851,244
FHLMC ±	2.82	9-1-2030	7,576,113	8,014,812
FHLMC ±	2.83	1-1-2037	1,360,533	1,442,377
FHLMC ±	2.83	9-1-2032	2,192,835	2,312,747
FHLMC ±	2.83	4-1-2035	3,510,502	3,707,221
FHLMC ±	2.83	9-1-2029	147,503	151,298
FHLMC ±	2.83	3-1-2034	1,011,907	1,066,029
FHLMC ±	2.84	2-1-2036	204,889	217,069
FHLMC ±	2.84	2-1-2037	587,635	620,468
FHLMC ±	2.85	6-1-2030	71,013	72,726
FHLMC ±	2.85	4-1-2034	734,708	770,343
FHLMC ±	2.85	7-1-2037	807,290	856,006
FHLMC ±	2.85	11-1-2032	127,441	130,519
FHLMC ±	2.85	5-1-2032	54,810	57,547
FHLMC ±	2.85	4-1-2038	1,794,786	1,891,958
FHLMC ±	2.86	4-1-2038	2,173,253	2,303,846
FHLMC ±	2.86	8-1-2029	118,900	121,438
FHLMC ±	2.86	7-1-2034	869,954	918,093
FHLMC ±	2.86	10-1-2030	2,161,436	2,280,497
FHLMC ±	2.86	4-1-2034	960,856	1,014,457
FHLMC ±	2.87	9-1-2033	1,243,644	1,313,220
FHLMC ±	2.87	4-1-2034	3,712,292	3,927,399
FHLMC ±	2.88	8-1-2019	12,632	12,691
FHLMC ±	2.88	4-1-2035	458,137	485,135
FHLMC ±	2.88	6-1-2035	634,716	670,119
FHLMC ±	2.88	4-1-2037	3,333,640	3,507,968
FHLMC ±	2.88	3-1-2034	1,125,728	1,187,648
FHLMC ±	2.89	7-1-2038	2,118,728	2,247,639
FHLMC ±	2.89	10-1-2029	121,567	125,079
FHLMC ±	2.89	4-1-2035	1,312,779	1,385,424
FHLMC ±	2.90	7-1-2018	14,329	14,420
FHLMC ±	2.90	4-1-2038	2,331,714	2,467,324
FHLMC ±	2.90	11-1-2018	4,197	4,202
FHLMC ±	2.91	2-1-2018	743	746
FHLMC ±	2.91	9-1-2038	1,096,815	1,165,356
FHLMC ±	2.92	10-1-2035	1,944,615	2,044,295
FHLMC ±	2.93	6-1-2025	71,884	73,195

Portfolio of investments—August 31, 2016	Wells Fargo Adjustable Rate Government Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	2.93%	2-1-2029	$232,402	$240,743
FHLMC ±	2.93	4-1-2020	584	584
FHLMC ±	2.93	7-1-2036	870,627	919,102
FHLMC ±	2.94	10-1-2036	878,371	928,732
FHLMC ±	2.95	6-1-2035	2,279,119	2,428,749
FHLMC ±	2.95	6-1-2026	1,170,839	1,223,873
FHLMC ±	2.96	11-1-2029	934,750	988,470
FHLMC ±	2.96	4-1-2035	1,849,706	1,964,085
FHLMC ±	2.96	7-1-2029	62,842	65,826
FHLMC ±	2.97	6-1-2030	393,767	412,832
FHLMC ±	2.98	5-1-2033	257,252	272,419
FHLMC ±	2.99	5-1-2023	69,690	70,638
FHLMC ±	2.99	4-1-2037	774,595	819,987
FHLMC ±	3.00	11-1-2026	144,398	150,012
FHLMC ±	3.00	5-1-2037	431,723	460,999
FHLMC ±	3.00	6-1-2033	1,394,565	1,459,530
FHLMC ±	3.01	4-1-2037	1,725,645	1,821,914
FHLMC ±	3.02	6-1-2021	73,214	74,695
FHLMC ±	3.02	7-1-2034	1,841,267	1,949,498
FHLMC ±	3.02	8-1-2029	118,706	123,417
FHLMC ±	3.02	6-1-2035	2,463,190	2,616,257
FHLMC ±	3.03	4-1-2032	100,197	103,081
FHLMC ±	3.03	3-1-2032	1,061,006	1,123,065
FHLMC ±	3.03	2-1-2024	24,348	24,496
FHLMC ±	3.04	8-1-2030	4,603,568	4,885,298
FHLMC ±	3.05	4-1-2029	139,222	142,187
FHLMC ±	3.05	5-1-2035	435,295	463,490
FHLMC ±	3.06	2-1-2027	162,187	164,111
FHLMC ±	3.08	10-1-2025	86,899	89,056
FHLMC ±	3.08	11-1-2029	125,766	130,663
FHLMC ±	3.09	10-1-2024	153,578	161,692
FHLMC ±	3.10	5-1-2028	267,224	279,233
FHLMC ±	3.10	10-1-2025	36,198	36,484
FHLMC ±	3.12	2-1-2030	57,451	58,412
FHLMC ±	3.13	12-1-2025	151,790	154,009
FHLMC ±	3.13	6-1-2030	114,802	117,890
FHLMC ±	3.14	9-1-2030	116,248	119,203
FHLMC ±	3.15	6-1-2032	239,608	246,176
FHLMC ±	3.34	5-1-2031	151,180	159,849
FHLMC ±	3.38	5-1-2032	249,458	258,618
FHLMC ±	3.47	7-1-2028	37,225	37,569
FHLMC ±	3.55	6-1-2035	1,411,017	1,490,227
FHLMC ±	3.55	12-1-2025	498,690	525,048
FHLMC ±	3.70	8-1-2029	10,333	10,337
FHLMC ±	3.99	4-1-2023	75,667	76,916
FHLMC	4.00	12-15-2023	72,532	73,890
FHLMC ±	4.14	11-1-2026	131,264	136,228
FHLMC ±	4.27	2-1-2021	25,647	26,158
FHLMC ±	4.72	8-1-2027	71,060	71,095
FHLMC	5.00	10-1-2022	17,479	18,768

6	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	5.51%	8-1-2024	$332,531	$348,259
FHLMC	6.50	4-1-2018	32,294	34,583
FHLMC	7.00	9-1-2035	69,072	71,268
FHLMC	8.50	5-1-2020	20,344	20,532
FHLMC Series 0020 Class F ±	1.45	7-1-2029	19,834	20,227
FHLMC Series 1671 Class QA ±	1.64	2-15-2024	590,190	603,875
FHLMC Series 1686 Class FE ±	1.79	2-15-2024	31,569	32,277
FHLMC Series 1730 Class FA ±	0.98	5-15-2024	201,274	195,415
FHLMC Series 2315 Class FW ±	1.06	4-15-2027	124,688	126,295
FHLMC Series 2391 Class EF ±	1.01	6-15-2031	105,679	106,232
FHLMC Series 2454 Class SL ±(c)	7.49	3-15-2032	220,075	51,158
FHLMC Series 2461 Class FI ±	1.01	4-15-2028	149,878	150,485
FHLMC Series 2464 Class FE ±	1.51	3-15-2032	143,439	147,391
FHLMC Series 2466 Class FV ±	1.06	3-15-2032	269,282	273,074
FHLMC Series 2538 Class F ±	1.11	12-15-2032	617,661	626,135
FHLMC Series 3001 Class EA ±	0.86	3-15-2035	110,767	110,919
FHLMC Series 3335 Class FT ±	0.66	8-15-2019	208,791	208,355
FHLMC Series 3436 Class A ±	2.43	11-15-2036	1,340,655	1,411,597
FHLMC Series T-15 Class A6 ±	0.89	11-25-2028	688,838	687,911
FHLMC Series T-16 Class A ±	0.87	6-25-2029	1,746,750	1,775,212
FHLMC Series T-20 Class A7 ±	0.82	12-25-2029	3,043,971	2,983,213
FHLMC Series T-21 Class A ±	0.88	10-25-2029	1,750,656	1,735,704
FHLMC Series T-23 Class A ±	0.80	5-25-2030	1,996,821	1,974,234
FHLMC Series T-27 Class A ±	0.82	10-25-2030	1,298,851	1,288,976
FHLMC Series T-30 Class A7 ±	0.88	12-25-2030	1,386,004	1,338,598
FHLMC Series T-35 Class A ±	0.80	9-25-2031	3,904,206	3,855,873
FHLMC Series T-36 Class A ±	0.82	1-25-2032	444,914	442,041
FHLMC Series T-48 Class 2A ±	3.46	7-25-2033	2,728,049	2,927,259
FHLMC Series T-54 Class 4A ±	3.22	2-25-2043	1,886,976	1,949,777
FHLMC Series T-55 Class 1A1	6.50	3-25-2043	84,290	94,090
FHLMC Series T-56 Class 3AF ±	1.52	5-25-2043	1,237,330	1,267,989
FHLMC Series T-62 Class 1A1 ±	1.64	10-25-2044	5,002,763	5,101,513
FHLMC Series T-63 Class 1A1 ±	1.67	2-25-2045	4,490,829	4,589,506
FHLMC Series T-66 Class 2A1 ±	3.09	1-25-2036	2,907,727	3,012,879
FHLMC Series T-67 Class 1A1C ±	3.05	3-25-2036	9,503,981	10,055,302
FHLMC Series T-67 Class 2A1C ±	3.04	3-25-2036	5,840,287	6,116,100
FHLMC Series T-75 Class A1 ±	0.56	12-25-2036	3,184,650	3,163,843
FNMA ±	1.65	1-1-2021	2,451	2,509
FNMA ±	1.67	1-1-2021	1,962	2,009
FNMA ±	1.73	1-1-2017	59	59
FNMA ±	1.75	12-1-2016	69	69
FNMA ±	1.75	12-1-2020	17,802	17,805
FNMA ±	1.87	12-1-2030	141,292	143,198
FNMA ±	1.87	6-1-2021	38,217	39,707
FNMA ±	1.88	7-1-2017	486	488
FNMA ±	1.88	8-1-2017	294	296
FNMA ±	1.93	4-1-2021	44,863	46,361
FNMA ±	1.93	3-1-2033	186,327	194,185
FNMA ±	1.93	11-1-2024	6,271	6,447
FNMA ±	1.94	4-1-2019	2,388	2,407

Portfolio of investments—August 31, 2016	Wells Fargo Adjustable Rate Government Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	1.94%	10-1-2017	$9,969	$10,190
FNMA ±	1.94	1-1-2018	16,397	16,407
FNMA ±	1.94	11-1-2023	34,477	35,210
FNMA ±	1.94	4-1-2042	3,176,939	3,350,561
FNMA ±	1.94	10-1-2044	1,495,993	1,579,685
FNMA ±	1.95	9-1-2032	59,588	59,615
FNMA ±	1.95	1-1-2035	1,222,304	1,273,881
FNMA ±	1.97	12-1-2017	28,037	28,260
FNMA ±	1.97	8-1-2030	1,775,240	1,829,623
FNMA ±	1.98	8-1-2033	1,527,920	1,579,767
FNMA ±	1.99	4-1-2018	1,543	1,555
FNMA ±	1.99	1-1-2035	119,476	126,110
FNMA ±	2.00	7-1-2017	56	56
FNMA ±	2.00	3-1-2021	413	420
FNMA ±	2.00	3-1-2030	10,295	10,333
FNMA ±	2.08	5-1-2029	281,309	292,390
FNMA ±	2.09	1-1-2038	334,818	341,536
FNMA ±	2.12	5-1-2018	2,778	2,782
FNMA ±	2.13	5-1-2017	8,363	8,373
FNMA ±	2.13	2-1-2018	1,626	1,641
FNMA ±	2.13	5-1-2019	79	79
FNMA ±	2.13	6-1-2019	337	337
FNMA ±	2.13	8-1-2031	143,939	147,228
FNMA ±	2.14	4-1-2038	970,025	1,025,437
FNMA ±	2.15	8-1-2032	246,734	247,617
FNMA ±	2.16	2-1-2033	448,070	471,713
FNMA ±	2.17	8-1-2031	129,197	132,249
FNMA ±	2.18	11-1-2017	10,964	10,996
FNMA ±	2.19	4-1-2033	497,754	523,873
FNMA ±	2.20	4-1-2024	2,974,455	3,006,061
FNMA ±	2.21	9-1-2031	222,592	229,639
FNMA ±	2.21	8-1-2033	290,576	303,102
FNMA ±	2.21	9-1-2037	3,053,778	3,114,499
FNMA ±	2.22	8-1-2017	69,772	69,605
FNMA ±	2.25	8-1-2033	3,743	3,822
FNMA ±	2.25	1-1-2019	47,883	48,271
FNMA ±	2.25	2-1-2020	3,556	3,567
FNMA ±	2.25	12-1-2031	22,501	22,498
FNMA ±	2.26	8-1-2032	149,094	152,966
FNMA ±	2.26	7-1-2020	7,455	7,663
FNMA ±	2.28	3-1-2034	409,918	434,761
FNMA ±	2.28	1-1-2036	428,687	449,803
FNMA ±	2.29	12-1-2031	254,072	265,226
FNMA ±	2.30	6-1-2035	1,041,855	1,084,808
FNMA ±	2.31	10-1-2037	1,609,814	1,675,325
FNMA ±	2.31	12-1-2031	133,462	136,090
FNMA ±	2.32	10-1-2035	7,311,425	7,612,719
FNMA ±	2.34	11-1-2035	54,705	57,023
FNMA ±	2.35	12-1-2035	5,068,658	5,270,394
FNMA ±	2.36	11-1-2017	27,526	27,842

8	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.36%	1-1-2036	$3,550,624	$3,702,134
FNMA ±	2.37	1-1-2032	263,126	274,369
FNMA ±	2.37	7-1-2038	1,033,428	1,082,347
FNMA ±	2.37	7-1-2018	365	367
FNMA ±	2.38	1-1-2018	126,949	129,482
FNMA ±	2.38	6-1-2018	4,569	4,573
FNMA ±	2.38	1-1-2027	30,499	30,868
FNMA ±	2.38	11-1-2035	1,483,353	1,554,028
FNMA ±	2.38	8-1-2031	66,664	69,893
FNMA ±	2.39	11-1-2020	464,913	466,287
FNMA ±	2.39	11-1-2035	301,212	313,863
FNMA ±	2.40	9-1-2035	2,650,453	2,802,841
FNMA ±	2.41	12-1-2028	5,504	5,543
FNMA ±	2.41	8-1-2035	163,606	169,196
FNMA ±	2.42	3-1-2033	414,518	434,111
FNMA ±	2.42	9-1-2030	676,772	692,798
FNMA ±	2.42	12-1-2022	10,482	10,561
FNMA ±	2.43	12-1-2024	30,623	30,873
FNMA ±	2.43	1-1-2036	327,222	345,749
FNMA ±	2.43	3-1-2034	518,457	544,684
FNMA ±	2.43	10-1-2025	117,342	120,760
FNMA ±	2.44	11-1-2027	30,919	31,359
FNMA ±	2.45	3-1-2030	20,479	20,630
FNMA ±	2.45	6-1-2031	296,838	306,500
FNMA ±	2.45	5-1-2028	46,298	46,799
FNMA ±	2.45	6-1-2017	5,172	5,178
FNMA ±	2.45	10-1-2035	712,736	744,463
FNMA ±	2.46	1-1-2036	94,129	98,104
FNMA ±	2.47	1-1-2035	2,815,468	2,948,004
FNMA ±	2.47	7-1-2035	1,726,389	1,786,268
FNMA ±	2.47	11-1-2035	1,815,617	1,896,355
FNMA ±	2.47	8-1-2031	121,787	125,037
FNMA ±	2.47	2-1-2033	219,331	227,977
FNMA ±	2.47	10-1-2018	36,425	37,321
FNMA ±	2.48	9-1-2035	1,809,280	1,923,175
FNMA ±	2.48	12-1-2033	1,227,124	1,308,223
FNMA ±	2.48	9-1-2019	37,087	37,352
FNMA ±	2.48	11-1-2035	1,109,475	1,173,702
FNMA ±	2.48	10-1-2035	273,363	289,255
FNMA ±	2.49	1-1-2034	2,838,426	3,002,398
FNMA ±	2.49	12-1-2033	1,917,626	2,012,559
FNMA ±	2.50	5-1-2017	12,080	12,182
FNMA ±	2.50	7-1-2017	15,587	15,592
FNMA ±	2.50	1-1-2022	9,293	9,315
FNMA ±	2.51	10-1-2033	552,808	586,121
FNMA ±	2.51	2-1-2033	636,691	670,340
FNMA ±	2.51	6-1-2027	1,216	1,256
FNMA ±	2.51	6-1-2026	75,394	77,713
FNMA ±	2.52	10-1-2024	4,372	4,500
FNMA ±	2.52	6-1-2032	67,369	67,928

Portfolio of investments—August 31, 2016	Wells Fargo Adjustable Rate Government Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.52%	9-1-2035	$341,581	$358,869
FNMA ±	2.52	6-1-2034	845,601	892,330
FNMA ±	2.52	7-1-2017	29,369	29,471
FNMA ±	2.53	5-1-2018	8,511	8,564
FNMA ±	2.53	11-1-2022	50,005	50,225
FNMA ±	2.53	4-1-2030	9,673	10,174
FNMA ±	2.53	10-1-2017	369	370
FNMA ±	2.54	9-1-2032	66,365	67,972
FNMA ±	2.54	7-1-2035	1,254,596	1,312,068
FNMA ±	2.54	4-1-2018	98,304	100,601
FNMA ±	2.54	12-1-2032	851,324	888,972
FNMA ±	2.54	12-1-2034	1,320,793	1,394,449
FNMA ±	2.54	12-1-2030	76,090	78,010
FNMA ±	2.54	9-1-2034	1,730,969	1,819,646
FNMA ±	2.54	12-1-2039	229,224	238,852
FNMA ±	2.54	4-1-2035	3,274,289	3,459,915
FNMA ±	2.54	5-1-2035	1,082,971	1,141,718
FNMA ±	2.54	4-1-2037	3,145,386	3,320,184
FNMA ±	2.54	11-1-2038	1,005,027	1,056,168
FNMA ±	2.55	7-1-2018	108,014	110,263
FNMA ±	2.55	9-1-2036	1,064,892	1,108,972
FNMA ±	2.56	4-1-2018	166,094	169,170
FNMA ±	2.56	5-1-2028	117,597	123,080
FNMA ±	2.56	2-1-2033	211,611	217,618
FNMA ±	2.57	12-1-2032	889,667	943,288
FNMA ±	2.57	1-1-2035	2,781,002	2,945,538
FNMA ±	2.57	6-1-2032	34,574	34,975
FNMA ±	2.57	10-1-2034	507,871	538,839
FNMA ±	2.57	4-1-2040	241,906	255,605
FNMA ±	2.58	1-1-2028	6,944	7,002
FNMA ±	2.58	1-1-2035	543,908	573,813
FNMA ±	2.58	11-1-2024	115,664	120,373
FNMA ±	2.58	12-1-2035	568,014	600,128
FNMA ±	2.58	1-1-2037	3,686,753	3,877,288
FNMA ±	2.58	9-1-2032	5,999,667	6,323,964
FNMA ±	2.58	7-1-2038	5,572,000	5,889,505
FNMA ±	2.59	5-1-2035	2,106,438	2,226,664
FNMA ±	2.59	5-1-2034	941,536	996,209
FNMA ±	2.59	9-1-2035	2,290,647	2,417,216
FNMA ±	2.59	9-1-2021	59,387	59,988
FNMA ±	2.60	2-1-2034	2,582,117	2,737,515
FNMA ±	2.60	7-1-2035	536,915	561,253
FNMA ±	2.60	7-1-2036	3,668,477	3,873,264
FNMA ±	2.60	11-1-2034	860,215	900,507
FNMA ±	2.60	10-1-2027	668,617	703,439
FNMA ±	2.60	11-1-2036	3,524,395	3,717,165
FNMA ±	2.60	12-1-2037	3,269,394	3,462,608
FNMA ±	2.61	1-1-2037	2,842,216	2,999,840
FNMA ±	2.61	8-1-2025	40,816	41,828
FNMA ±	2.61	2-1-2035	345,087	364,294

10	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.61%	1-1-2033	$3,496,530	$3,690,246
FNMA ±	2.61	8-1-2036	2,878,942	3,054,980
FNMA ±	2.62	10-1-2024	49,048	49,296
FNMA ±	2.62	12-1-2024	73,529	73,957
FNMA ±	2.62	12-1-2025	19,982	20,250
FNMA ±	2.62	9-1-2037	943,174	999,970
FNMA ±	2.62	5-1-2038	4,269,547	4,506,349
FNMA ±	2.62	12-1-2037	3,802,198	4,030,329
FNMA ±	2.62	3-1-2031	38,244	38,465
FNMA ±	2.62	1-1-2037	1,580,848	1,674,755
FNMA ±	2.62	9-1-2035	6,289,477	6,647,512
FNMA ±	2.63	1-1-2035	1,166,447	1,221,811
FNMA ±	2.63	5-1-2033	472,939	497,551
FNMA ±	2.63	9-1-2036	1,187,156	1,253,050
FNMA ±	2.63	1-1-2037	3,792,460	4,040,575
FNMA ±	2.63	9-1-2036	729,307	771,974
FNMA ±	2.63	12-1-2036	744,332	779,571
FNMA ±	2.63	2-1-2036	4,311,546	4,535,784
FNMA ±	2.64	1-1-2021	252,023	260,064
FNMA ±	2.64	6-1-2036	2,185,085	2,305,702
FNMA ±	2.64	5-1-2039	3,055,618	3,226,625
FNMA ±	2.64	12-1-2034	1,656,215	1,751,843
FNMA ±	2.64	7-1-2038	2,254,235	2,381,634
FNMA ±	2.64	2-1-2038	3,535,894	3,735,143
FNMA ±	2.64	7-1-2025	3,345	3,525
FNMA ±	2.64	1-1-2040	481,126	507,129
FNMA ±	2.65	11-1-2024	38,986	39,203
FNMA ±	2.65	7-1-2029	673,167	713,902
FNMA ±	2.65	7-1-2035	1,128,958	1,189,708
FNMA ±	2.65	1-1-2038	1,339,161	1,421,406
FNMA ±	2.65	5-1-2036	1,510,251	1,593,218
FNMA ±	2.65	1-1-2027	654,316	665,287
FNMA ±	2.65	9-1-2034	3,954,938	4,183,401
FNMA ±	2.65	8-1-2035	2,302,688	2,427,772
FNMA ±	2.65	12-1-2040	488,971	516,109
FNMA ±	2.65	4-1-2024	20,509	21,262
FNMA ±	2.65	8-1-2037	3,955,793	4,178,008
FNMA ±	2.65	8-1-2026	88,309	90,881
FNMA ±	2.65	5-1-2033	796,634	839,102
FNMA ±	2.66	10-1-2036	1,232,284	1,301,058
FNMA ±	2.66	11-1-2035	1,918,422	2,024,305
FNMA ±	2.66	10-1-2029	83,701	85,454
FNMA ±	2.66	8-1-2035	1,006,581	1,065,445
FNMA ±	2.66	2-1-2036	1,007,141	1,061,946
FNMA ±	2.67	6-1-2034	2,999,810	3,165,417
FNMA ±	2.67	6-1-2036	3,389,008	3,588,380
FNMA ±	2.67	9-1-2026	95,417	98,101
FNMA ±	2.67	3-1-2038	2,667,764	2,822,175
FNMA ±	2.67	4-1-2038	1,636,086	1,729,613
FNMA ±	2.67	12-1-2040	4,548,892	4,802,307

Portfolio of investments—August 31, 2016	Wells Fargo Adjustable Rate Government Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.67%	5-1-2033	$2,705,587	$2,874,394
FNMA ±	2.67	10-1-2036	3,787,847	4,011,549
FNMA ±	2.67	5-1-2036	4,234,767	4,474,709
FNMA ±	2.67	1-1-2037	7,222,808	7,625,298
FNMA ±	2.68	1-1-2035	281,233	297,052
FNMA ±	2.68	8-1-2036	4,054,586	4,292,255
FNMA ±	2.68	10-1-2018	98,824	101,356
FNMA ±	2.68	12-1-2040	1,424,852	1,505,836
FNMA ±	2.68	9-1-2039	4,978,210	5,255,876
FNMA ±	2.68	4-1-2030	105,269	107,952
FNMA ±	2.68	3-1-2035	4,202,617	4,443,280
FNMA ±	2.68	7-1-2036	4,238,768	4,470,257
FNMA ±	2.68	7-1-2039	4,513,490	4,810,488
FNMA ±	2.68	6-1-2027	99,240	101,573
FNMA ±	2.68	12-1-2035	5,493,229	5,826,701
FNMA ±	2.68	10-1-2035	2,358,289	2,475,124
FNMA ±	2.68	9-1-2038	1,312,199	1,383,689
FNMA ±	2.68	4-1-2033	931,639	984,983
FNMA ±	2.68	10-1-2035	1,375,431	1,453,853
FNMA ±	2.68	1-1-2037	1,825,554	1,929,013
FNMA ±	2.69	5-1-2034	694,913	735,879
FNMA ±	2.69	1-1-2035	4,945,897	5,224,223
FNMA ±	2.69	5-1-2025	42,884	43,269
FNMA ±	2.69	8-1-2033	1,667,533	1,765,929
FNMA ±	2.69	1-1-2038	5,478,201	5,790,134
FNMA ±	2.69	9-1-2028	100,813	103,237
FNMA ±	2.69	5-1-2034	904,845	954,458
FNMA ±	2.69	7-1-2040	3,008,709	3,173,970
FNMA ±	2.69	12-1-2034	1,118,845	1,181,271
FNMA ±	2.69	1-1-2036	1,228,199	1,285,944
FNMA ±	2.70	5-1-2035	346,193	366,166
FNMA ±	2.70	12-1-2046	1,106,205	1,178,562
FNMA ±	2.70	10-1-2034	592,430	637,094
FNMA ±	2.70	9-1-2036	673,360	710,161
FNMA ±	2.70	1-1-2033	1,598,530	1,696,308
FNMA ±	2.70	6-1-2034	3,813,855	4,022,755
FNMA ±	2.71	5-1-2036	2,487,115	2,637,574
FNMA ±	2.71	7-1-2033	111,569	117,590
FNMA ±	2.71	7-1-2035	1,667,079	1,761,427
FNMA ±	2.71	9-1-2022	225,810	230,614
FNMA ±	2.71	4-1-2033	1,113,600	1,173,227
FNMA ±	2.71	9-1-2035	1,001,508	1,061,311
FNMA ±	2.72	4-1-2030	16,547	16,647
FNMA ±	2.72	6-1-2035	512,458	542,522
FNMA ±	2.72	11-1-2034	707,937	749,177
FNMA ±	2.72	4-1-2024	57,119	57,642
FNMA ±	2.72	5-1-2033	1,072,657	1,127,630
FNMA ±	2.72	7-1-2035	1,445,198	1,528,383
FNMA ±	2.72	7-1-2035	492,061	522,769
FNMA ±	2.72	7-1-2037	771,029	814,250

12	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.73%	9-1-2033	$59,461	$59,815
FNMA ±	2.73	2-1-2036	7,949,023	8,422,267
FNMA ±	2.73	4-1-2033	409,853	430,997
FNMA ±	2.73	7-1-2027	276,327	287,022
FNMA ±	2.73	5-1-2037	1,509,681	1,602,540
FNMA ±	2.73	2-1-2037	3,612,892	3,832,031
FNMA ±	2.74	12-1-2035	4,393,756	4,642,320
FNMA ±	2.74	8-1-2026	552,340	588,110
FNMA ±	2.74	4-1-2020	1,480,056	1,487,218
FNMA ±	2.74	12-1-2040	3,860,307	4,083,060
FNMA ±	2.74	11-1-2037	1,141,387	1,208,913
FNMA ±	2.74	9-1-2033	647,764	692,727
FNMA ±	2.74	4-1-2035	2,134,808	2,257,844
FNMA ±	2.75	9-1-2017	106,165	106,427
FNMA ±	2.75	7-1-2027	26,813	27,013
FNMA ±	2.75	1-1-2037	1,389,250	1,472,303
FNMA ±	2.75	12-1-2040	2,402,645	2,542,984
FNMA ±	2.75	1-1-2029	474,456	495,249
FNMA ±	2.75	6-1-2018	162	163
FNMA ±	2.75	2-1-2019	1,129	1,134
FNMA ±	2.75	6-1-2025	7,783	7,830
FNMA ±	2.75	1-1-2035	780,245	826,019
FNMA ±	2.75	5-1-2033	4,523,140	4,829,710
FNMA ±	2.76	11-1-2038	1,377,784	1,442,484
FNMA ±	2.76	5-1-2039	3,559,248	3,749,227
FNMA ±	2.76	5-1-2018	155,899	155,477
FNMA ±	2.76	1-1-2031	530,181	560,808
FNMA ±	2.76	10-1-2034	1,288,240	1,364,072
FNMA ±	2.76	6-1-2035	2,342,239	2,466,229
FNMA ±	2.76	2-1-2038	5,056,413	5,333,638
FNMA ±	2.76	7-1-2035	1,684,120	1,783,573
FNMA ±	2.77	9-1-2030	834,219	892,766
FNMA ±	2.78	7-1-2024	12,772	12,842
FNMA ±	2.78	5-1-2035	983,438	1,032,950
FNMA ±	2.78	10-1-2036	1,063,973	1,126,983
FNMA ±	2.78	7-1-2028	868,212	904,414
FNMA ±	2.78	10-1-2024	228,001	236,477
FNMA ±	2.78	7-1-2020	974,064	974,641
FNMA ±	2.78	9-1-2019	2,417	2,434
FNMA ±	2.78	6-1-2041	735,712	774,535
FNMA ±	2.79	6-1-2040	1,038,584	1,092,987
FNMA ±	2.79	2-1-2038	1,021,405	1,077,269
FNMA ±	2.79	10-1-2018	39,007	39,176
FNMA ±	2.79	6-1-2035	1,318,593	1,394,808
FNMA ±	2.79	6-1-2037	1,460,487	1,556,101
FNMA ±	2.79	7-1-2028	218	229
FNMA ±	2.79	4-1-2033	1,180,804	1,233,213
FNMA ±	2.80	6-1-2033	739,228	779,742
FNMA ±	2.80	9-1-2030	156,599	160,740
FNMA ±	2.80	5-1-2036	585,628	625,096

Portfolio of investments—August 31, 2016	Wells Fargo Adjustable Rate Government Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.80%	6-1-2032	$42,335	$42,542
FNMA ±	2.80	6-1-2032	76,234	77,269
FNMA ±	2.80	5-1-2036	2,261,686	2,381,360
FNMA ±	2.80	12-1-2040	5,092,206	5,382,213
FNMA ±	2.81	1-1-2019	1,494	1,498
FNMA ±	2.81	7-1-2019	491	496
FNMA ±	2.82	5-1-2035	1,705,964	1,807,334
FNMA ±	2.82	4-1-2033	916,573	957,204
FNMA ±	2.82	9-1-2033	951,196	1,000,996
FNMA ±	2.82	4-1-2036	1,269,221	1,341,407
FNMA ±	2.82	3-1-2037	686,409	725,039
FNMA ±	2.82	5-1-2033	305,297	321,816
FNMA ±	2.82	4-1-2035	1,716,320	1,818,589
FNMA ±	2.83	4-1-2034	1,082,462	1,142,849
FNMA ±	2.83	6-1-2033	301,851	314,702
FNMA ±	2.83	6-1-2035	1,649,423	1,752,572
FNMA ±	2.83	12-1-2035	2,518,111	2,667,821
FNMA ±	2.84	9-1-2035	698,247	740,003
FNMA ±	2.84	7-1-2030	819,434	873,243
FNMA ±	2.84	8-1-2040	960,570	1,004,548
FNMA ±	2.85	9-1-2037	861,935	920,371
FNMA ±	2.85	2-1-2028	42,300	42,812
FNMA ±	2.85	8-1-2035	2,746,399	2,877,594
FNMA ±	2.85	3-1-2035	1,126,939	1,187,875
FNMA ±	2.85	6-1-2030	58,381	59,842
FNMA ±	2.85	3-1-2033	1,612,469	1,707,421
FNMA ±	2.85	12-1-2030	801,256	846,024
FNMA ±	2.85	3-1-2019	196,493	203,704
FNMA ±	2.87	5-1-2032	187,028	190,358
FNMA ±	2.87	3-1-2037	4,230,210	4,457,930
FNMA ±	2.88	8-1-2018	33,867	34,283
FNMA ±	2.88	12-1-2028	60,321	61,586
FNMA ±	2.88	1-1-2029	8,368	8,557
FNMA ±	2.88	4-1-2034	736,911	774,109
FNMA ±	2.88	5-1-2035	1,603,073	1,687,041
FNMA ±	2.88	8-1-2035	1,236,181	1,314,906
FNMA ±	2.88	8-1-2039	3,944,885	4,163,099
FNMA ±	2.88	6-1-2036	378,076	399,050
FNMA ±	2.88	5-1-2035	2,438,928	2,587,615
FNMA ±	2.89	11-1-2024	75,574	76,341
FNMA ±	2.89	3-1-2032	128,451	132,296
FNMA ±	2.89	10-1-2025	9,667	9,860
FNMA ±	2.90	6-1-2024	47,453	48,011
FNMA ±	2.91	7-1-2035	2,848,944	3,027,717
FNMA ±	2.91	7-1-2020	68,908	69,784
FNMA ±	2.91	4-1-2036	4,587,137	4,899,612
FNMA ±	2.92	1-1-2026	304,451	317,741
FNMA ±	2.92	9-1-2030	714,804	755,093
FNMA ±	2.92	12-1-2021	38,210	38,865
FNMA ±	2.92	6-1-2027	84,054	85,655

14	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.92%	9-1-2030	$533,852	$568,887
FNMA ±	2.92	7-1-2039	2,388,679	2,591,961
FNMA ±	2.93	12-1-2033	1,552,853	1,648,657
FNMA ±	2.94	9-1-2035	100,982	107,289
FNMA ±	2.94	1-1-2032	98,152	101,132
FNMA ±	2.95	7-1-2035	1,013,554	1,071,029
FNMA ±	2.95	5-1-2027	78,697	82,043
FNMA ±	2.95	7-1-2037	2,737,341	2,888,926
FNMA ±	2.97	6-1-2035	329,146	345,950
FNMA ±	2.98	9-1-2033	55,880	56,289
FNMA ±	2.98	6-1-2036	633,929	667,158
FNMA ±	2.99	2-1-2035	1,342,647	1,422,062
FNMA ±	3.00	1-1-2033	100,299	102,467
FNMA ±	3.00	11-1-2028	42,927	43,622
FNMA ±	3.00	2-1-2029	63,450	64,636
FNMA ±	3.00	6-1-2032	98,139	101,217
FNMA ±	3.00	4-1-2038	729,115	769,872
FNMA ±	3.00	4-1-2028	290,819	302,993
FNMA ±	3.01	7-1-2037	768,066	813,572
FNMA ±	3.02	10-1-2025	7,834	7,899
FNMA ±	3.02	5-1-2017	8,215	8,278
FNMA ±	3.03	1-1-2029	9,986	10,327
FNMA ±	3.03	8-1-2029	280,269	296,741
FNMA ±	3.04	3-1-2035	2,971,693	3,174,497
FNMA ±	3.04	7-1-2036	3,472,391	3,683,267
FNMA ±	3.04	6-1-2041	1,518,678	1,605,916
FNMA ±	3.05	5-1-2033	948,443	1,002,559
FNMA ±	3.05	7-1-2033	1,140,455	1,213,076
FNMA ±	3.07	10-1-2029	403,997	422,754
FNMA ±	3.08	4-1-2020	2,978	3,011
FNMA ±	3.09	5-1-2035	1,932,180	2,064,189
FNMA ±	3.09	3-1-2027	101,725	105,659
FNMA ±	3.12	4-1-2040	2,141,170	2,303,951
FNMA ±	3.13	5-1-2037	2,813,795	2,980,708
FNMA ±	3.14	11-1-2034	3,813,844	4,083,260
FNMA ±	3.15	10-1-2024	42,022	42,328
FNMA ±	3.15	8-1-2031	43,522	44,246
FNMA ±	3.15	9-1-2032	1,606,984	1,744,465
FNMA ±	3.16	8-1-2034	2,931,067	3,091,159
FNMA ±	3.16	3-1-2034	1,180,639	1,244,190
FNMA ±	3.17	7-1-2028	229,508	239,192
FNMA ±	3.18	1-1-2031	70,900	71,757
FNMA ±	3.20	4-1-2034	2,116,937	2,271,547
FNMA ±	3.22	10-1-2028	212,406	220,857
FNMA ±	3.25	9-1-2017	419	419
FNMA ±	3.30	10-1-2034	183,178	190,085
FNMA ±	3.36	7-1-2033	37,804	38,131
FNMA ±	3.39	2-1-2029	1,580,978	1,688,879
FNMA ±	3.40	4-1-2024	303,072	321,686
FNMA ±	3.47	6-1-2024	24,760	24,949

Portfolio of investments—August 31, 2016	Wells Fargo Adjustable Rate Government Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	3.47%	3-1-2030	$138,485	$142,249
FNMA ±	3.48	11-1-2029	8,942	8,980
FNMA ±	3.54	8-1-2030	132,486	135,961
FNMA ±	3.55	7-1-2033	1,360	1,376
FNMA ±	3.56	4-1-2033	384,128	406,403
FNMA ±	3.58	10-1-2017	384,968	386,303
FNMA ±	3.59	7-1-2017	2,477	2,503
FNMA ±	3.65	9-1-2028	1,142	1,159
FNMA ±	3.66	9-1-2033	41,466	41,883
FNMA ±	3.67	1-1-2033	66,778	67,933
FNMA ±	3.69	7-1-2021	88,186	90,329
FNMA ±	3.70	9-1-2031	295,852	306,570
FNMA ±	3.84	5-1-2033	1,109,951	1,173,980
FNMA ±	3.95	9-1-2023	3,486	3,512
FNMA ±	3.98	7-1-2028	33,885	35,357
FNMA ±	4.01	5-1-2034	312,118	329,136
FNMA ±	4.08	5-1-2025	73	73
FNMA ±	4.10	9-1-2017	312	312
FNMA ±	4.17	6-1-2019	2,026	2,053
FNMA ±	4.25	10-1-2021	8,135	8,145
FNMA ±	4.26	8-1-2017	10,175	10,230
FNMA ±	4.30	1-1-2018	364	364
FNMA ±	4.31	11-1-2019	234	236
FNMA ±	4.32	12-1-2036	180,818	189,466
FNMA ±	4.38	4-1-2033	198,845	205,364
FNMA ±	4.39	12-1-2032	161,806	167,409
FNMA ±	4.42	2-1-2033	93,507	93,685
FNMA ±	4.43	6-1-2028	57,165	58,462
FNMA ±	4.45	4-1-2032	236,740	236,760
FNMA ±	4.46	6-1-2034	261,859	277,056
FNMA ±	4.65	1-1-2019	229,687	234,669
FNMA ±	4.70	11-1-2031	136,652	137,147
FNMA ±	4.73	2-1-2019	95,558	97,882
FNMA ±	4.74	4-1-2018	52,747	52,964
FNMA ±	5.00	6-1-2028	15,415	15,409
FNMA	5.50	9-1-2019	41,228	42,035
FNMA ±	5.69	1-1-2019	35,509	36,598
FNMA ±	6.00	1-1-2020	5,466	5,466
FNMA ±	6.45	2-1-2034	47,349	47,287
FNMA	6.50	8-1-2028	61,355	64,214
FNMA	6.50	5-1-2031	186,501	214,316
FNMA	7.00	11-1-2017	4,352	4,407
FNMA	7.06	11-1-2024	36,551	36,977
FNMA	7.06	12-1-2024	29,557	29,756
FNMA	7.06	3-1-2025	54,888	57,143
FNMA	7.06	3-1-2025	7,514	7,546
FNMA	7.06	4-1-2025	20,321	20,458
FNMA	7.06	1-1-2027	52,249	53,917
FNMA	7.50	1-1-2031	95,958	106,739
FNMA	7.50	1-1-2033	251,403	288,475

16	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	7.50%	5-1-2033	$195,666	$223,522
FNMA	7.50	5-1-2033	189,956	212,205
FNMA	7.50	6-1-2033	121,512	132,590
FNMA	7.50	7-1-2033	51,227	54,148
FNMA	7.50	8-1-2033	105,906	115,668
FNMA	8.00	12-1-2026	101,490	115,046
FNMA	8.00	2-1-2030	203	205
FNMA	8.00	3-1-2030	316	352
FNMA	8.00	7-1-2031	35,470	35,939
FNMA	8.00	5-1-2033	222,714	258,462
FNMA	8.50	10-1-2026	10,717	11,894
FNMA	8.50	2-1-2027	2,774	2,782
FNMA	8.50	6-1-2030	53,657	57,111
FNMA	8.51	8-15-2024	58,333	64,758
FNMA	9.00	7-1-2030	4,314	4,345
FNMA	10.00	1-20-2021	13,519	13,810
FNMA	11.00	1-1-2018	2,758	2,807
FNMA Series 1989-74 Class J	9.80	10-25-2019	10,879	11,812
FNMA Series 1989-96 Class H	9.00	12-25-2019	4,342	4,685
FNMA Series 1992-39 Class FA ±	1.41	3-25-2022	156,986	158,098
FNMA Series 1992-45 Class F ±	1.41	4-25-2022	25,986	25,483
FNMA Series 1992-87 Class Z	8.00	5-25-2022	17,014	18,685
FNMA Series 1993-113 Class FA ±	0.91	7-25-2023	103,691	103,014
FNMA Series 1993-247 Class FM ±	1.89	12-25-2023	450,497	461,299
FNMA Series 1994-14 Class F ±	2.29	10-25-2023	227,481	234,853
FNMA Series 1998-T2 Class A5 ±	2.59	1-25-2032	215,719	217,646
FNMA Series 2001-50 Class BA	7.00	10-25-2041	207,717	241,732
FNMA Series 2001-63 Class FD ±	1.11	12-18-2031	128,687	130,567
FNMA Series 2001-81 Class F ±	1.07	1-25-2032	89,589	90,958
FNMA Series 2001-T08 Class A1	7.50	7-25-2041	164,201	191,496
FNMA Series 2001-T10 Class A2	7.50	12-25-2041	3,490,484	4,283,671
FNMA Series 2001-T12 Class A2	7.50	8-25-2041	264,032	325,146
FNMA Series 2001-T12 Class A4 ±	3.74	8-25-2041	6,376,807	6,580,764
FNMA Series 2001-W03 Class A ±	6.64	9-25-2041	681,945	769,411
FNMA Series 2001-W1 Class AV1 ±	0.76	8-25-2031	76,398	74,173
FNMA Series 2002-05 Class FD ±	1.42	2-25-2032	251,875	257,613
FNMA Series 2002-33 Class A4 ±	4.88	11-25-2030	156,062	162,084
FNMA Series 2002-59 Class F ±	0.92	9-25-2032	559,054	559,443
FNMA Series 2002-66 Class A3 ±	3.38	4-25-2042	9,529,910	10,016,817
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	1,594,003	1,976,273
FNMA Series 2002-T12 Class A5 ±	3.91	10-25-2041	2,254,831	2,348,934
FNMA Series 2002-T18 Class A5 ±	3.88	5-25-2042	3,873,124	4,046,340
FNMA Series 2002-T19 Class A4 ±	3.62	3-25-2042	223,760	236,594
FNMA Series 2002-W1 Class 3A ±	3.30	4-25-2042	1,415,424	1,449,349
FNMA Series 2002-W4 Class A6 ±	3.60	5-25-2042	2,411,542	2,508,238
FNMA Series 2003-07 Class A2 ±	2.79	5-25-2042	1,034,973	1,053,576
FNMA Series 2003-17 Class FN ±	0.82	3-25-2018	177,469	177,291
FNMA Series 2003-63 Class A8 ±	3.03	1-25-2043	1,542,981	1,589,228
FNMA Series 2003-W02 Class 1A3	7.50	7-25-2042	468,293	563,203
FNMA Series 2003-W04 Class 5A ±	3.23	10-25-2042	1,247,943	1,257,531

Portfolio of investments—August 31, 2016	Wells Fargo Adjustable Rate Government Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 2003-W08 Class 4A ±	3.44%	11-25-2042	$1,834,564	$1,943,107
FNMA Series 2003-W10 Class 2A ±	3.28	6-25-2043	3,499,478	3,674,424
FNMA Series 2003-W18 Class 2A ±	3.64	6-25-2043	11,980,131	12,770,729
FNMA Series 2003-W9 Class A ±	0.76	6-25-2033	2,620,053	2,563,873
FNMA Series 2004-31 Class FG ±	0.92	8-25-2033	374,359	375,166
FNMA Series 2004-38 Class FT ±	0.95	10-25-2033	239,589	240,622
FNMA Series 2004-T3 Class 1A3	7.00	2-25-2044	653,075	778,962
FNMA Series 2004-T3 Class 2A ±	3.43	8-25-2043	2,023,340	2,115,350
FNMA Series 2004-W02 Class 5A	7.50	3-25-2044	184,222	212,299
FNMA Series 2004-W1 Class 2A2	7.00	12-25-2033	350,656	418,398
FNMA Series 2004-W1 Class 3A ±	3.64	1-25-2043	107,778	115,637
FNMA Series 2004-W12 Class 2A ±	3.64	6-25-2044	6,019,763	6,354,757
FNMA Series 2004-W15 Class 3A ±	2.94	6-25-2044	7,951,851	8,290,329
FNMA Series 2005-57 Class EG ±	0.82	3-25-2035	457,729	458,097
FNMA Series 2005-W3 Class 3A ±	2.96	4-25-2045	1,638,574	1,764,862
FNMA Series 2006-15 Class FW ±	0.82	1-25-2036	334,715	336,194
FNMA Series 2006-W1 Class 3A ±	2.46	10-25-2045	7,809,755	8,157,953
FNMA Series 2007-95 Class A2 ±	0.77	8-27-2036	664,002	661,738
FNMA Series G92-20 Class FB ±	1.41	4-25-2022	27,366	27,263
FNMA Series G93-1 Class K	6.68	1-25-2023	445,950	486,119
FNMA Series G93-19 Class FD ±	0.91	4-25-2023	348,086	346,667
GNMA ±	2.35	8-20-2062	6,601,343	6,913,470
GNMA ±	2.36	9-20-2062	2,201,372	2,307,201
GNMA	6.45	4-20-2025	48,354	55,556
GNMA	6.45	5-20-2025	14,290	14,719
GNMA	6.45	9-20-2025	42,489	50,520
GNMA	6.50	6-20-2034	79,030	81,535
GNMA	6.50	8-20-2034	529,357	573,018
GNMA	6.50	8-20-2034	111,276	116,877
GNMA	6.75	2-15-2029	85,371	98,229
GNMA	7.00	7-20-2034	59,814	61,307
GNMA	7.25	7-15-2017	294	294
GNMA	7.25	8-15-2017	4,518	4,531
GNMA	7.25	9-15-2017	5,995	6,044
GNMA	7.25	10-15-2017	13,770	13,868
GNMA	7.25	11-15-2017	5,540	5,585
GNMA	7.25	1-15-2018	4,205	4,216
GNMA	7.25	2-15-2018	7,541	7,609
GNMA	7.25	5-15-2018	4,540	4,554
GNMA	9.00	11-15-2016	58	58
GNMA	9.00	2-15-2017	250	250
GNMA	9.00	7-15-2017	2,180	2,188
GNMA	9.00	3-15-2020	2,206	2,241
GNMA	9.00	8-15-2021	386	388
GNMA	9.00	8-20-2024	241	258
GNMA	9.00	9-20-2024	1,154	1,207
GNMA	9.00	10-20-2024	982	990
GNMA	9.00	11-20-2024	157	158
GNMA	9.00	1-20-2025	6,245	7,122
GNMA	9.00	2-20-2025	20,019	22,711

18	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA Series 2011-H12 Class FA ±	0.96%	2-20-2061	$2,754,305	$2,743,968
GNMA Series 2011-H17 Class FA ±	1.00	6-20-2061	1,382,779	1,379,461
GNMA Series 2013-H13 Class FS ±	1.47	6-20-2063	3,519,492	3,585,480

Total Agency Securities (Cost $966,128,350)				977,957,687

	Yield		Shares
Short-Term Investments: 4.80%

Investment Companies: 4.80%
Wells Fargo Government Money Market Select Class (l)(u)	0.32		49,603,586	49,603,586

Total Short-Term Investments (Cost $49,603,586)				49,603,586

Total investments in securities (Cost $1,015,731,936) *	99.38%	1,027,561,273
Other assets and liabilities, net	0.62	6,366,753

Total net assets	100.00%	$1,033,928,026

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(c)	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,016,379,637 and unrealized gains (losses) consists of:

Gross unrealized gains	$13,876,358
Gross unrealized losses	(2,694,722)

Net unrealized gains	$11,181,636

Portfolio of investments—August 31, 2016	Wells Fargo Government Securities Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 83.97%
FDIC Series 2010-R1 Class A 144A	2.18%	5-25-2050	$724,558	$725,171
FDIC Series 2010-S1 Class 1A 144A±	1.05	2-25-2048	392,440	392,456
FDIC Series 2013-R1 Class A 144A	1.15	3-25-2033	3,726,100	3,693,428
FHLB ¤	0.00	9-21-2016	20,600,000	20,597,034
FHLB ¤	0.00	10-28-2016	40,000,000	39,981,000
FHLB	5.63	3-14-2036	6,150,000	8,933,269
FHLMC ±	0.83	4-15-2030	11,090,598	11,083,069
FHLMC ±	0.83	12-15-2040	2,576,939	2,571,698
FHLMC ±	0.98	8-15-2037	5,271,457	5,292,902
FHLMC ±	1.12	2-25-2023	1,134,797	1,140,484
FHLMC	1.42	5-25-2021	4,660,525	4,644,269
FHLMC ±	1.62	12-15-2036	553,662	571,169
FHLMC ±	2.64	10-1-2026	190,128	197,975
FHLMC ±	2.66	9-1-2031	8,753	8,920
FHLMC ±	2.66	9-1-2031	51,039	51,407
FHLMC ±	2.78	6-1-2032	75,697	79,612
FHLMC ±	2.88	1-1-2038	1,095,268	1,163,030
FHLMC ±	2.98	7-1-2029	141,118	147,003
FHLMC	3.00	5-15-2026	768,912	797,910
FHLMC ±	3.03	5-1-2026	71,378	74,561
FHLMC ±	3.09	7-1-2032	993,969	1,028,734
FHLMC ±	3.31	5-25-2023	2,850,000	3,112,849
FHLMC	3.50	8-1-2045	8,407,713	8,851,754
FHLMC	3.50	11-1-2045	14,551,386	15,319,896
FHLMC	3.50	12-1-2045	10,250,863	10,792,248
FHLMC	3.50	12-1-2045	3,424,759	3,605,633
FHLMC	4.00	6-1-2044	8,387,668	8,963,415
FHLMC	4.50	3-1-2042	757,703	830,127
FHLMC	4.50	9-1-2044	5,880,000	6,452,548
FHLMC	5.00	5-1-2018	78,719	80,889
FHLMC	5.00	4-1-2019	102,762	105,594
FHLMC	5.00	4-1-2019	97,441	100,126
FHLMC	5.00	6-1-2019	181,135	188,065
FHLMC	5.00	8-1-2019	598,387	619,180
FHLMC	5.00	10-1-2019	208,357	214,099
FHLMC	5.00	2-1-2020	625,579	652,699
FHLMC	5.00	8-1-2040	2,122,344	2,352,767
FHLMC	5.11	5-25-2019	1,140,000	1,241,483
FHLMC	5.50	3-15-2035	1,114,484	1,151,535
FHLMC	5.50	7-1-2035	5,087,901	5,770,362
FHLMC	5.50	12-1-2038	3,358,143	3,787,004
FHLMC	6.00	1-1-2024	1,840,098	1,989,412
FHLMC	6.00	10-1-2032	46,397	53,688
FHLMC	6.00	5-25-2043	5,680,071	6,509,615
FHLMC ±	6.38	1-1-2026	69,667	69,659
FHLMC	6.50	4-1-2018	3,334	3,379
FHLMC	6.50	4-1-2021	8,633	8,926
FHLMC	6.50	4-1-2022	77,040	86,540
FHLMC	6.50	9-1-2028	26,397	30,339
FHLMC	6.50	9-1-2028	21,513	24,654

2	Wells Fargo Government Securities Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC	6.50%	7-1-2031	$4	$5
FHLMC	6.50	8-1-2037	213,461	228,909
FHLMC	7.00	12-1-2023	4,161	4,708
FHLMC	7.00	5-1-2024	9,729	9,875
FHLMC	7.00	12-1-2026	2,257	2,334
FHLMC	7.00	12-1-2026	634	705
FHLMC	7.00	4-1-2029	2,314	2,676
FHLMC	7.00	5-1-2029	14,019	15,810
FHLMC	7.00	4-1-2032	150,993	181,314
FHLMC	7.50	11-1-2031	228,590	257,193
FHLMC	7.50	4-1-2032	212,558	248,911
FHLMC	8.00	2-1-2017	486	488
FHLMC	8.00	8-1-2023	17,085	18,518
FHLMC	8.00	6-1-2024	6,395	7,208
FHLMC	8.00	6-1-2024	3,430	3,530
FHLMC	8.00	6-1-2024	9,095	10,060
FHLMC	8.00	8-1-2026	20,845	25,316
FHLMC	8.00	11-1-2026	20,248	24,402
FHLMC	8.00	11-1-2028	14,675	16,831
FHLMC	8.50	7-1-2022	4,133	4,551
FHLMC	8.50	12-1-2025	14,049	16,135
FHLMC	8.50	5-1-2026	2,151	2,421
FHLMC	8.50	8-1-2026	5,939	6,093
FHLMC	8.50	8-1-2026	22,811	22,904
FHLMC	9.00	1-1-2017	457	458
FHLMC	9.00	4-1-2017	209	210
FHLMC	9.00	11-1-2018	368	371
FHLMC	9.00	8-1-2019	216	219
FHLMC	9.00	8-1-2019	1	1
FHLMC	9.00	12-1-2019	127	136
FHLMC	9.00	1-1-2020	13	13
FHLMC	9.00	2-1-2020	99	106
FHLMC	9.00	3-1-2020	1,406	1,426
FHLMC	9.00	3-1-2020	198	203
FHLMC	9.00	9-1-2020	120	129
FHLMC	9.00	9-1-2020	560	578
FHLMC	9.00	12-1-2020	22	22
FHLMC	9.00	3-1-2021	2,743	2,942
FHLMC	9.00	4-1-2021	10,415	10,517
FHLMC	9.00	4-1-2021	2,758	2,830
FHLMC	9.00	4-1-2021	168	184
FHLMC	9.00	7-1-2021	3,511	3,526
FHLMC	9.00	7-1-2021	3,292	3,385
FHLMC	9.00	8-1-2021	418	463
FHLMC	9.00	7-1-2022	422	428
FHLMC	9.00	9-1-2024	855	910
FHLMC	9.50	9-1-2016	1	1
FHLMC	9.50	10-1-2016	5	5
FHLMC	9.50	8-1-2018	17	17
FHLMC	9.50	8-1-2019	75	79

Portfolio of investments—August 31, 2016	Wells Fargo Government Securities Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC	9.50%	2-1-2020	$3	$3
FHLMC	9.50	6-1-2020	35	37
FHLMC	9.50	8-1-2020	180	195
FHLMC	9.50	9-1-2020	15	16
FHLMC	9.50	9-1-2020	1,126	1,141
FHLMC	9.50	9-1-2020	34	37
FHLMC	9.50	10-1-2020	44	48
FHLMC	9.50	10-1-2020	26	27
FHLMC	9.50	11-1-2020	62	67
FHLMC	9.50	5-1-2021	166	182
FHLMC	9.50	9-17-2022	262,721	273,689
FHLMC	9.50	4-1-2025	25,833	27,578
FHLMC	10.00	8-1-2017	3	3
FHLMC	10.00	1-1-2019	5	5
FHLMC	10.00	12-1-2019	171	184
FHLMC	10.00	3-1-2020	8	8
FHLMC	10.00	6-1-2020	19	20
FHLMC	10.00	7-1-2020	6	6
FHLMC	10.00	8-1-2020	27	30
FHLMC	10.00	10-1-2021	33,663	34,851
FHLMC	10.00	8-17-2022	91,529	92,695
FHLMC	10.00	2-17-2025	352,324	379,226
FHLMC	10.50	2-1-2019	11	11
FHLMC	10.50	5-1-2019	36	37
FHLMC	10.50	6-1-2019	6	6
FHLMC	10.50	8-1-2019	9,112	9,275
FHLMC	10.50	12-1-2019	13,201	13,256
FHLMC	10.50	5-1-2020	15,945	16,770
FHLMC	10.50	5-1-2020	2,713	2,724
FHLMC	10.50	8-1-2020	9,822	9,902
FHLMC	10.50	8-1-2020	23,903	24,698
FHLMC Series 16 Class D	10.00	10-15-2019	1,462	1,474
FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	3,986,791	4,105,422
FHLMC Series 2758 Class FH ±	0.79	3-15-2019	1,171,929	1,174,088
FHLMC Series 2882 Class TF ±	0.69	10-15-2034	1,125,667	1,128,400
FHLMC Series 3346 Class FA ±	0.74	2-15-2019	9,505,743	9,510,623
FHLMC Series 3706 Class C	2.00	8-15-2020	3,017,632	3,054,692
FHLMC Series 3767 Class PD	4.00	7-15-2040	176,350	181,729
FHLMC Series 3948 Class DA	3.00	12-15-2024	621,753	636,806
FHLMC Series K020 Class X1 ±(c)	1.58	5-25-2022	46,585,030	3,157,058
FHLMC Series M036 Class A	4.16	12-15-2029	4,075,025	4,270,504
FHLMC Series T-15 Class A6 ±	0.85	11-25-2028	321,067	320,635
FHLMC Series T-23 Class A ±	0.73	5-25-2030	827,089	817,734
FHLMC Series T-35 Class A ±	0.73	9-25-2031	1,112,897	1,099,120
FHLMC Series T-42 Class A6	9.50	2-25-2042	1,021,073	1,272,292
FHLMC Series T-55 Class 2A1 ±	3.06	3-25-2043	595,087	603,180
FHLMC Series T-57 Class 1A1	6.50	7-25-2043	1,356,355	1,613,937
FHLMC Series T-57 Class 2A1 ±	3.34	7-25-2043	2,572,494	2,782,831
FHLMC Series T-62 Class 1A1 ±	1.58	10-25-2044	1,141,555	1,164,088
FHLMC Series T-67 Class 1A1C ±	3.05	3-25-2036	1,262,977	1,336,241

4	Wells Fargo Government Securities Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC Series T-67 Class 2A1C ±	3.01%	3-25-2036	$2,264,567	$2,371,514
FHLMC Series T-75 Class A1 ±	0.49	12-25-2036	3,628,907	3,605,197
FNMA ¤	0.00	5-15-2030	7,700,000	5,442,006
FNMA	0.01	10-3-2016	45,105,000	45,013,938
FNMA (a)%%	0.01	12-1-2016	32,082,000	32,051,183
FNMA ±	0.68	6-27-2036	292,927	286,093
FNMA ±	0.79	8-25-2035	3,208,212	3,185,805
FNMA ±	0.80	8-25-2018	5,832,234	5,834,847
FNMA ±	0.80	2-25-2032	960,347	967,469
FNMA ±	0.90	11-25-2035	7,566,580	7,550,745
FNMA ±	0.97	9-25-2037	4,271,097	4,276,777
FNMA	1.03	6-1-2017	2,335,721	2,336,702
FNMA ±	1.04	4-25-2050	3,738,189	3,745,507
FNMA ±	1.24	2-25-2040	10,246,945	10,374,765
FNMA	1.71	12-1-2022	4,958,264	5,000,577
FNMA ±	1.88	1-1-2043	1,390,549	1,438,097
FNMA	2.00	5-25-2021	213,451	214,891
FNMA	2.01	7-25-2022	1,741,068	1,765,558
FNMA	2.03	10-1-2016	7,139,796	7,133,105
FNMA ±	2.09	5-1-2036	2,320,908	2,435,031
FNMA	2.13	4-24-2026	9,410,000	9,630,345
FNMA ±	2.34	5-1-2023	647,492	658,005
FNMA ±	2.35	12-1-2035	1,225,236	1,286,099
FNMA ±	2.38	5-1-2036	1,411,145	1,476,258
FNMA ±	2.48	9-1-2031	52,627	55,489
FNMA %%	2.50	9-19-2031	6,160,000	6,362,125
FNMA	2.50	4-25-2039	202,795	203,613
FNMA ±	2.51	11-1-2031	145,422	152,695
FNMA ±	2.52	5-1-2046	6,878,185	7,080,936
FNMA ±	2.52	8-1-2036	2,596,902	2,729,328
FNMA ±	2.55	6-1-2034	514,191	542,415
FNMA	2.55	3-1-2022	1,667,435	1,743,711
FNMA	2.56	3-1-2021	975,372	1,015,270
FNMA ±	2.57	3-1-2046	6,018,779	6,197,896
FNMA ±	2.58	9-1-2027	377,509	399,054
FNMA ±	2.61	9-1-2036	1,072,640	1,130,233
FNMA ±	2.64	9-1-2031	327,977	344,260
FNMA ±	2.67	12-1-2034	1,474,280	1,547,954
FNMA ±	2.68	12-1-2040	79,274	84,035
FNMA	2.73	1-1-2024	498,849	525,698
FNMA ±	2.77	4-1-2032	107,593	109,439
FNMA ±	2.80	10-1-2027	214,972	224,218
FNMA ±	2.82	6-1-2032	160,543	168,391
FNMA	2.86	11-1-2021	2,683,523	2,819,034
FNMA ±	2.97	1-1-2033	43,636	44,136
FNMA %%	3.00	9-19-2031	19,125,000	20,016,820
FNMA	3.00	4-1-2045	174,794	181,415
FNMA	3.00	11-1-2045	13,458,465	13,968,222
FNMA	3.00	12-1-2045	30,090,144	31,229,847
FNMA %%	3.00	9-14-2046	23,185,000	24,043,568

Portfolio of investments—August 31, 2016	Wells Fargo Government Securities Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	3.03%	5-1-2036	$879,466	$935,408
FNMA ±	3.29	7-1-2026	300,718	317,597
FNMA	3.31	12-1-2017	3,047,061	3,087,594
FNMA ±	3.34	2-1-2027	341,146	345,022
FNMA	3.45	10-1-2027	6,172,697	6,701,196
FNMA	3.49	12-1-2020	3,571,909	3,824,804
FNMA %%	3.50	9-19-2031	21,320,000	22,509,006
FNMA	3.50	2-1-2043	103,281	108,803
FNMA	3.50	2-1-2045	21,564,140	22,723,044
FNMA	3.50	4-1-2045	8,928,646	9,406,078
FNMA	3.50	8-1-2045	1,013,982	1,068,202
FNMA	3.50	12-1-2045	11,983,336	12,624,108
FNMA	3.50	12-1-2045	4,119,586	4,339,868
FNMA	3.50	2-1-2046	5,387,209	5,675,273
FNMA %%	3.50	9-14-2046	8,215,000	8,653,989
FNMA	3.56	1-1-2024	6,882,426	7,591,409
FNMA ±	3.69	9-1-2028	67,482	68,528
FNMA	3.80	3-1-2018	682,449	700,918
FNMA ±	3.86	4-1-2033	36,787	38,232
FNMA	4.00	5-1-2021	666,454	689,493
FNMA (c)	4.00	10-25-2025	1,711,770	75,277
FNMA %%	4.00	9-14-2046	46,395,000	49,686,145
FNMA	4.17	10-1-2016	638,516	638,218
FNMA ±	4.36	7-1-2033	153,203	157,563
FNMA	4.50	12-1-2018	396,521	406,490
FNMA	4.50	1-1-2026	4,686,105	4,804,967
FNMA %%	4.50	9-14-2046	45,762,000	49,977,110
FNMA	4.68	2-1-2020	3,167,741	3,457,739
FNMA	4.79	5-1-2019	2,096,021	2,254,839
FNMA	5.00	12-1-2018	287,598	296,840
FNMA	5.00	6-1-2019	211,481	217,258
FNMA	5.00	6-1-2023	802,618	824,544
FNMA	5.00	3-1-2034	817,675	916,369
FNMA	5.00	8-1-2040	16,080,192	17,856,910
FNMA	5.00	10-1-2040	978,445	1,085,938
FNMA	5.38	5-1-2017	684,438	690,315
FNMA	5.39	1-1-2024	2,189,774	2,482,803
FNMA	5.50	6-1-2020	484,703	512,562
FNMA	5.50	11-1-2023	132,367	144,674
FNMA	5.50	1-1-2025	91,935	97,986
FNMA	5.50	1-1-2025	429,174	459,114
FNMA	5.50	8-1-2033	5,175,948	5,868,556
FNMA	5.50	9-1-2033	2,928,200	3,321,690
FNMA	5.50	9-1-2033	1,378,177	1,563,098
FNMA	5.50	8-1-2035	853,663	963,861
FNMA	5.50	1-1-2037	998,804	1,129,373
FNMA	5.50	4-1-2040	2,491,889	2,826,112
FNMA	5.55	9-1-2019	566,662	583,155
FNMA	5.61	2-1-2021	1,982,309	2,131,160
FNMA	5.63	2-1-2018	1,039,261	1,097,099

6	Wells Fargo Government Securities Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	5.67%	11-1-2021	$5,298,149	$5,871,841
FNMA	5.75	5-1-2021	3,345,921	3,769,284
FNMA	5.79	10-1-2017	1,030,950	1,064,152
FNMA	5.95	6-1-2024	1,695,018	1,973,087
FNMA	6.00	3-1-2024	105,079	120,085
FNMA	6.00	1-1-2028	1,463,314	1,672,328
FNMA	6.00	2-1-2035	1,760,405	1,995,904
FNMA	6.00	11-1-2037	740,101	848,418
FNMA %%	6.00	9-14-2046	15,585,000	17,842,391
FNMA	6.08	1-1-2019	395,552	405,982
FNMA	6.50	6-1-2017	4,990	5,025
FNMA	6.50	1-1-2024	36,678	42,149
FNMA	6.50	3-1-2028	34,202	37,742
FNMA	6.50	12-1-2029	339,175	395,242
FNMA	6.50	11-1-2031	80,450	93,007
FNMA	6.50	7-1-2036	557,757	669,018
FNMA	6.50	7-1-2036	505,211	611,713
FNMA	6.50	7-25-2042	1,925,354	2,259,874
FNMA	6.63	11-15-2030	4,150,000	6,362,983
FNMA	7.00	11-1-2026	11,175	12,594
FNMA	7.00	9-1-2031	5,139	5,152
FNMA	7.00	1-1-2032	5,732	6,527
FNMA	7.00	2-1-2032	116,247	137,614
FNMA	7.00	10-1-2032	274,322	333,765
FNMA	7.00	2-1-2034	2,937	3,396
FNMA	7.00	4-1-2034	219,470	262,737
FNMA	7.00	1-1-2036	6,652	7,168
FNMA	7.00	9-1-2036	149,882	171,655
FNMA	7.50	9-1-2031	122,988	153,946
FNMA	7.50	11-25-2031	623,857	732,524
FNMA	7.50	2-1-2032	47,614	57,129
FNMA	7.50	10-1-2037	1,383,161	1,690,431
FNMA	8.00	5-1-2027	47,396	49,137
FNMA	8.00	10-1-2027	7,275	7,331
FNMA	8.00	6-1-2028	6,568	7,458
FNMA	8.00	2-1-2030	89,240	101,107
FNMA	8.00	7-1-2031	1,654,633	2,018,107
FNMA	8.50	5-1-2017	35,690	36,253
FNMA	8.50	5-1-2017	369	372
FNMA	8.50	8-1-2024	29,047	32,310
FNMA	8.50	5-1-2026	149,878	167,686
FNMA	8.50	7-1-2026	28,452	30,289
FNMA	8.50	8-1-2026	14,412	14,660
FNMA	8.50	10-1-2026	332	347
FNMA	8.50	10-1-2026	7,058	7,084
FNMA	8.50	11-1-2026	9,827	10,343
FNMA	8.50	11-1-2026	31,994	32,909
FNMA	8.50	12-1-2026	186,450	218,953
FNMA	8.50	12-1-2026	19,358	22,152
FNMA	8.50	12-1-2026	302	303

Portfolio of investments—August 31, 2016	Wells Fargo Government Securities Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	8.50%	2-1-2027	$370	$425
FNMA	8.50	2-1-2027	7,871	7,900
FNMA	8.50	3-1-2027	898	977
FNMA	8.50	3-1-2027	2,704	2,714
FNMA	8.50	6-1-2027	97,101	108,549
FNMA	8.50	7-1-2029	895	898
FNMA	9.00	3-1-2021	16,938	17,157
FNMA	9.00	6-1-2021	149	163
FNMA	9.00	7-1-2021	30,112	30,747
FNMA	9.00	8-1-2021	191	210
FNMA	9.00	10-1-2021	7,559	7,639
FNMA	9.00	1-1-2025	2,576	2,621
FNMA	9.00	1-1-2025	20,427	23,121
FNMA	9.00	3-1-2025	2,267	2,303
FNMA	9.00	3-1-2025	1,322	1,327
FNMA	9.00	4-1-2025	2,447	2,457
FNMA	9.00	7-1-2028	26,788	27,315
FNMA	9.50	11-1-2020	147	162
FNMA	9.50	12-15-2020	30,413	31,189
FNMA	9.50	1-1-2021	19,298	19,795
FNMA	9.50	6-1-2022	1,912	1,937
FNMA	9.50	7-1-2028	7,134	7,166
FNMA	10.00	12-1-2020	30,722	31,398
FNMA	11.00	10-15-2020	887	906
FNMA Series 1988-7 Class Z	9.25	4-25-2018	8,016	8,307
FNMA Series 1989-10 Class Z	9.50	3-25-2019	69,244	73,581
FNMA Series 1989-100 Class Z	8.75	12-25-2019	39,875	42,564
FNMA Series 1989-12 Class Y	10.00	3-25-2019	92,542	98,906
FNMA Series 1989-22 Class G	10.00	5-25-2019	103,372	111,172
FNMA Series 1989-63 Class Z	9.40	10-25-2019	8,981	9,542
FNMA Series 1989-98 Class E	9.20	12-25-2019	32,951	34,867
FNMA Series 1990-144 Class W	9.50	12-25-2020	67,372	73,791
FNMA Series 1990-75 Class Z	9.50	7-25-2020	95,898	104,711
FNMA Series 1990-84 Class Y	9.00	7-25-2020	14,538	15,622
FNMA Series 1990-96 Class Z	9.67	8-25-2020	130,216	143,124
FNMA Series 1991-5 Class Z	8.75	1-25-2021	26,482	28,379
FNMA Series 1991-85 Class Z	8.00	6-25-2021	43,024	46,109
FNMA Series 1992-45 Class Z	8.00	4-25-2022	95,114	106,350
FNMA Series 1999-W6 Class A ±	9.25	9-25-2028	7,941	8,146
FNMA Series 2000-T6 Class A2	9.50	6-25-2030	970,463	1,157,498
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	1,462,259	1,698,445
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	380,450	485,954
FNMA Series 2002-T12 Class A5 ±	3.82	10-25-2041	1,271,639	1,324,709
FNMA Series 2002-T19 Class A1	6.50	7-25-2042	5,034,109	5,843,869
FNMA Series 2002-T5 Class A1 ±	0.69	5-25-2032	287,150	280,030
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	832,797	964,715
FNMA Series 2003-T2 Class A1 ±	0.73	3-25-2033	410,829	401,336
FNMA Series 2003-W1 Class 1A1 ±	5.65	12-25-2042	787,809	893,870
FNMA Series 2003-W11 Class A1 ±	3.93	6-25-2033	116,530	121,707
FNMA Series 2003-W3 Class 1A4 ±	3.50	8-25-2042	3,409,358	3,598,056

8	Wells Fargo Government Securities Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 2003-W5 Class A ±	0.67%	4-25-2033	$480,916	$465,637
FNMA Series 2003-W6 Class 6A ±	3.31	8-25-2042	2,222,502	2,439,255
FNMA Series 2003-W6 Class PT4 ±	8.70	10-25-2042	2,021,894	2,496,476
FNMA Series 2003-W8 Class PT1 ±	10.11	12-25-2042	787,908	915,099
FNMA Series 2003-W9 Class A ±	0.69	6-25-2033	116,719	114,216
FNMA Series 2004-79 Class FA ±	0.74	8-25-2032	815,533	815,641
FNMA Series 2004-T1 Class 1A2	6.50	1-25-2044	758,639	911,460
FNMA Series 2004-W1 Class 2A2	7.00	12-25-2033	1,713,442	2,044,458
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	1,161,649	1,358,426
FNMA Series 2005-71 Class DB	4.50	8-25-2025	1,209,853	1,285,569
FNMA Series 2006-M2 Class A2F ±	5.26	5-25-2020	1,226,616	1,246,533
FNMA Series 2007-W10 Class 2A ±	6.34	8-25-2047	667,207	758,759
FNMA Series 2009-3 Class HL	5.00	2-25-2039	165,792	167,499
FNMA Series 2011-15 Class HI (c)	5.50	3-25-2026	1,617,267	115,602
FNMA Series 2011-42 Class A	3.00	2-25-2024	628,792	639,942
FNMA Series 2015-M10 Class FA ±	0.71	3-25-2019	3,014,528	3,015,050
FNMA Series 265 Class 2	9.00	3-25-2024	127,840	150,778
FNMA Series G-8 Class E	9.00	4-25-2021	88,486	95,765
FNMA Series G92-30 Class Z	7.00	6-25-2022	129,812	138,620
FNMA Series G93-39 Class ZQ	6.50	12-25-2023	1,912,070	2,130,603
GNMA ±	1.14	8-20-2065	4,759,076	4,783,742
GNMA ±	1.15	5-20-2066	7,477,467	7,465,654
GNMA ±	1.17	9-20-2063	4,946,796	4,971,306
GNMA ±	1.34	4-20-2066	5,931,467	5,968,547
GNMA ±	1.37	8-20-2065	4,932,537	4,963,951
GNMA ±	3.00	8-20-2020	132,375	135,552
GNMA ±	3.00	11-20-2020	77,772	80,406
GNMA %%	3.00	9-21-2046	23,450,000	24,551,967
GNMA %%	3.50	9-21-2046	36,705,000	38,946,013
GNMA %%	4.00	9-21-2046	13,155,000	14,057,351
GNMA	5.00	7-20-2040	4,985,057	5,534,070
GNMA	5.50	4-20-2034	1,849,615	2,033,115
GNMA	6.00	8-20-2034	269,623	307,387
GNMA	6.50	12-15-2025	30,292	34,855
GNMA	6.50	5-15-2029	1,861	2,141
GNMA	6.50	5-15-2031	2,446	2,814
GNMA	6.50	9-20-2033	71,979	87,113
GNMA	7.00	12-15-2022	35,997	38,736
GNMA	7.00	5-15-2026	4,160	4,577
GNMA	7.00	3-15-2028	64,391	71,191
GNMA	7.00	4-15-2031	1,158	1,191
GNMA	7.00	8-15-2031	21,005	22,153
GNMA	7.00	3-15-2032	15,671	16,088
GNMA	7.34	10-20-2021	46,126	47,334
GNMA	7.34	12-20-2021	16,475	16,528
GNMA	7.34	2-20-2022	11,824	11,861
GNMA	7.34	9-20-2022	12,759	12,799
GNMA	8.00	6-15-2023	4,740	5,211
GNMA	8.00	12-15-2023	313,089	359,842
GNMA	8.00	2-15-2024	1,023	1,140

Portfolio of investments—August 31, 2016	Wells Fargo Government Securities Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	8.00%	9-15-2024	$4,151	$4,314
GNMA	8.00	6-15-2025	80	80
GNMA	8.35	4-15-2020	175,677	187,778
GNMA	8.40	5-15-2020	107,958	115,420
GNMA	9.00	12-15-2016	97	97
GNMA	9.50	10-20-2019	27,876	28,000
GNMA	10.00	12-15-2018	4,330	4,352
GNMA Series 2002-53 Class IO ±(c)	0.60	4-16-2042	451,499	5
GNMA Series 2005-23 Class IO ±(c)	0.01	6-17-2045	3,669,449	1
GNMA Series 2006-32 Class C ±	5.30	11-16-2038	4,133,823	4,241,254
GNMA Series 2006-32 Class XM ±(c)	0.02	11-16-2045	11,225,528	7,070
GNMA Series 2006-68 Class D ±	5.31	12-16-2037	7,627,241	8,064,874
GNMA Series 2007-69 Class D ±	5.25	6-16-2041	879,522	944,304
GNMA Series 2008-22 Class XM ±(c)	0.82	2-16-2050	28,974,319	911,002
GNMA Series 2012-12 Class HD	2.00	5-20-2062	2,910,967	2,928,820
GNMA Series 2016-H07 Class FE ±	1.59	3-20-2066	5,303,284	5,432,175
GNMA Series 2016-H07 Class FH ±	1.47	2-20-2066	4,757,598	4,830,509
Resolution Funding Corporation STRIPS ¤	0.00	7-15-2020	16,380,000	15,532,171
SBA (a)(c)(i)	1.40	2-15-2018	50,384	269
SBA Series 1992-6 Class A (a)(c)(i)	2.47	10-15-2017	45,269	289
TVA	5.38	4-1-2056	3,670,000	5,286,760

Total Agency Securities (Cost $1,008,502,511)				1,030,073,543

Asset-Backed Securities: 1.01%
Ally Auto Receivables Trust Series 2015-1 Class A3	1.21	12-20-2017	12,370,000	12,367,943

Total Asset-Backed Securities (Cost $12,371,109)				12,367,943

Corporate Bonds and Notes: 1.50%

Financials: 0.75%

Banks: 0.75%
International Bank for Reconstruction and Development	0.88	8-15-2019	9,305,000	9,235,882

Utilities: 0.75%

Electric Utilities: 0.75%
Cleveland Thermal LLC	6.25	11-1-2018	585,000	642,197
Cleveland Thermal LLC	7.75	11-1-2025	2,665,000	3,087,035
Cleveland Thermal LLC	8.00	11-1-2028	1,800,000	2,094,532
Cleveland Thermal LLC	8.25	11-1-2037	2,880,000	3,366,423

				9,190,187

Total Corporate Bonds and Notes (Cost $18,657,771)				18,426,069

Municipal Obligations: 0.60%

Texas: 0.60%
San Antonio TX Retama Development Corporation (Miscellaneous Revenue)	10.00	12-15-2020	5,405,000	7,323,775

Total Municipal Obligations (Cost $6,374,113)				7,323,775

10	Wells Fargo Government Securities Fund	Portfolio of investments—August 31, 2016

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities: 2.36%
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class A 144A	2.81%	4-10-2028	$5,000,000	$5,143,611
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4	5.43	10-15-2049	2,226,751	2,224,122
GAHR Commercial Mortgage Trust Series 2015-NRF Class AFX 144A	3.23	12-15-2034	4,195,000	4,366,667
GS Mortgage Securities Trust Series 2013-G1 Class A2 144A±	3.56	4-10-2031	5,349,842	5,525,355
JPMBB Commercial Mortgage Securities Series 2015-C28 Class A4	3.23	10-15-2048	6,200,000	6,577,501
National Credit Union Administration Guaranteed Notes Program Series 2011-R4 Class 1A ±	0.84	3-6-2020	1,253,615	1,254,147
Vendee Mortgage Trust Series 1995-1 Class 4 ±	8.73	2-15-2025	277,395	327,538
Vendee Mortgage Trust Series 1995-2C Class 3A	8.79	6-15-2025	380,424	463,419
Vendee Mortgage Trust Series 2011-1 Class DA	3.75	2-15-2035	2,882,686	3,039,799

Total Non-Agency Mortgage-Backed Securities (Cost $28,330,443)				28,922,159

U.S. Treasury Securities: 25.34%
U.S. Treasury Bond	2.25	8-15-2046	4,525,000	4,540,910
U.S. Treasury Bond	2.50	5-15-2046	6,275,000	6,640,224
U.S. Treasury Bond	2.88	8-15-2045	55,590,000	63,211,889
U.S. Treasury Bond	3.00	5-15-2045	11,520,000	13,408,646
U.S. Treasury Note ##	0.88	11-30-2016	45,000,000	45,060,165
U.S. Treasury Note	1.00	3-15-2019	5,995,000	6,012,799
U.S. Treasury Note ##	1.13	6-30-2021	8,540,000	8,509,307
U.S. Treasury Note ##	1.13	7-31-2021	53,150,000	52,936,178
U.S. Treasury Note ##	1.38	6-30-2023	35,810,000	35,658,918
U.S. Treasury Note ##	1.50	8-15-2026	16,580,000	16,458,236
U.S. Treasury Note ##	1.63	2-15-2026	2,455,000	2,462,672
U.S. Treasury Note	1.63	5-15-2026	7,715,000	7,737,304
U.S. Treasury Note ##	2.00	2-15-2023	46,545,000	48,259,532

Total U.S. Treasury Securities (Cost $304,027,900)				310,896,780

Yankee Corporate Bonds and Notes: 0.96%

Financials: 0.53%

Banks: 0.53%
Royal Bank of Canada Incorporated	2.00	10-1-2018	6,370,000	6,444,879

Industrials: 0.43%

Transportation Infrastructure: 0.43%
Boldini Limited	3.85	1-19-2036	4,875,000	5,269,724

Total Yankee Corporate Bonds and Notes (Cost $11,693,863)				11,714,603

Yankee Government Bonds: 1.69%
Hashemite Kingdom of Jordan	3.00	6-30-2025	9,800,000	10,739,252
State of Israel	5.50	12-4-2023	8,030,000	10,049,563

Total Yankee Government Bonds (Cost $20,664,475)				20,788,815

	Yield		Shares
Short-Term Investments: 8.70%

Investment Companies: 8.52%
Wells Fargo Government Money Market Fund Select Class ##(l)(u)	0.32		104,476,392	104,476,392

Portfolio of investments—August 31, 2016	Wells Fargo Government Securities Fund	11

Security name	Yield	Maturity date	Principal	Value

U.S. Treasury Securities: 0.18%
U.S. Treasury Bill (z)#	0.25%	9-15-2016	$2,225,000	$2,224,813

Total Short-Term Investments (Cost $106,701,162)				106,701,205

Total investments in securities (Cost $1,517,323,347) *	126.13%	1,547,214,892
Other assets and liabilities, net	(26.13)	(320,547,492)

Total net assets	100.00%	$1,226,667,400

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

(c)	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

%%	The security is issued on a when-issued basis.

(i)	Illiquid security for which the designation as illiquid is unaudited.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $1,517,440,376 and unrealized gains (losses) consists of:

Gross unrealized gains	$33,299,487
Gross unrealized losses	(3,524,971)

Net unrealized gains	$29,774,516

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Adjustable Rate Government Fund (formerly known as Wells Fargo Advantage Adjustable Rate Government Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the “financial statements”), the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of August 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2016, and the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

October 26, 2016

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Government Securities Fund (formerly known as Wells Fargo Advantage Government Securities Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the “financial statements”), the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of August 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2016, and the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

October 26, 2016

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	October 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	October 26, 2016

By:
/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date:	October 26, 2016